                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT

                                                     DATED AS OF FEBRUARY 1, 2007

                                                           TABLE OF CONTENTS

   SECTION 3.06.           Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts;
                           Payments of Taxes, Insurance and Other Charges........................................55
   SECTION 3.07.           Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans;
                           Inspections...........................................................................56
   SECTION 3.08.           Permitted Withdrawals from the Collection Accounts and Certificate Account............57
   SECTION 3.09.           Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION
                   OVERSIGHT AGENT...............................................................................87
   SECTION 7.01.           Liabilities of the Seller, the Depositor, the Master Servicer, the Servicers,
                           the Special Servicer and the Modification Oversight Agent.............................87
   SECTION 7.02.           Merger or Consolidation of the Seller, the Depositor, the Master Servicer,
                           the Servicers, the Special Servicer or the Modification Oversight Agent...............87
   SECTION 7.03.           Limitation on Liability of the Seller, the Depositor, the Master Servicer,
                           the Servicers, the Special Servicer, the Modification Oversight Agent and Others......88
   SECTION 7.04.           Master Servicer, Servicers, Special Servicer and Modification Oversight Agent Not
                           to Resign; Transfer of Servicing......................................................89
   SECTION 7.05.           Master Servicer, Seller, Special Servicer, Modification Oversight Agent and

                                                               EXHIBITS

   Exhibit D-1:            Form of Class AR Certificate.......................................................D-1-1
   Exhibit D-2:            Form of Class AR-L Certificate.....................................................D-2-1

   Exhibit H-1:            Form of Servicer Information.......................................................H-1-1
   Exhibit H-2:            Reporting Data for Defaulted Loans.................................................H-2-1
   Exhibit H-3:            Form of Realized Loss Calculation..................................................H-3-1
   Exhibit I-1:            Form of Trust Receipt and Initial Certification....................................I-1-1
   Exhibit I-2:            Form of Trust Receipt and Subsequent Certification.................................I-2-1

   Exhibit M-1:            Form of Investment Letter..........................................................M-1-1
   Exhibit M-2:            Form of Rule 144A Letter...........................................................M-2-1
   Exhibit M-3:            Form of Regulation S Letter........................................................M-3-1

                                                               SCHEDULES

   Schedule I:             Mortgage Loan Schedule...............................................................I-1
   Schedule IIA:           Representations and Warranties of Seller - DLJMC...................................IIA-1
   Schedule IIB:           Representations and Warranties of Servicer, Special Servicer and Modification
                           Oversight Agent - SPS..............................................................IIC-1
   Schedule IIC:           Representations and Warranties of Servicer - Wells Fargo...........................IID-1
   Schedule IID:           Representations and Warranties of Servicer - GreenPoint............................IIE-1
   Schedule IIE:           Representations and Warranties of Servicer - WMMSC.................................IIF-1
   Schedule III:           Representations and Warranties of DLJMC - Mortgage Loans...........................III-1

                  This is the STANDARD TERMS OF POOLING AND SERVICING  AGREEMENT,  dated as of February 1,  2007 (the "Standard  Terms"
and as incorporated by reference into a Series  Supplement,  the "Agreement"),  by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.  Capitalized  terms used in this Agreement and not otherwise  defined shall have the meanings assigned to them in Article I below or, if not defined therein, in the applicable Series Supplement.

                                                         PRELIMINARY STATEMENT

                  The  Depositor  is the owner of the Trust Fund (other than  certain of the Trust's  rights  under  Interest  Rate Cap
Agreements,  Swap  Agreements and rights to payments from the  Supplemental  Interest  Accounts,  if applicable and as set forth in the
Series  Supplement)  that is hereby  conveyed  to the  Trustee  in  return  for the  Certificates.  The Trust  Fund  (exclusive  of any entitlement to Assigned Prepayment Premiums,  Interest Rate Cap Agreements,  Swap Agreements,  the assets held in the Interest Rate Cap
Accounts,  rights to payments from the Supplemental Interest Accounts,  Prefunding Accounts,  Capitalized Interest Accounts and certain other assets,  in each case if applicable and as set forth in the Series  Supplement)  for federal income tax purposes shall consist of one or more REMICs as more particularly set forth in the Series Supplement.

                                                     W I T N E S S E T H T H A T:

                  In consideration of the mutual agreements herein contained,  the Depositor,  the Seller(s),  the Master Servicer, the
Servicers, the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust Administrator agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

                  Whenever used in this Agreement,  the following words and phrases, unless the context otherwise requires,  shall have the following meanings;  provided,  however, that if any such term is also defined in the Series Supplement,  then such term shall have the meaning given such term in the Series Supplement:

                  1933 Act:  The Securities Act of 1933, as amended.

                  Accepted  Servicing  Practices:  With respect to any Mortgage  Loan,  those mortgage  servicing  practices of prudent mortgage  lending  institutions  which service  mortgage  loans of the same type as such Mortgage  Loan in the  jurisdiction  where the related Mortgaged Property is located.

                  Accountant's Attestation:  The attestation required from an Accountant pursuant to Section 13.08.

                  Accrual Period:  As defined in the Series Supplement.

                  Additional  Data  Remittance  Date:  With  respect to any  Distribution  Date and  (i) the  Master  Servicer  and the
Servicers  (other  than  WMMSC and Wells  Fargo),  no later  than 12:00 noon (New York City  time),  five  Business  Days prior to such
Distribution Date and (ii) Wells Fargo, no later than five Business Days prior to such Distribution Date.

                  Additional Disclosure Notification:  As defined in Section 13.02.

                  Additional Form 10-D Disclosure:  As defined in Section 13.02.

                  Additional Form 10-K Disclosure:  As defined in Section 13.03.

                  Additional  Servicer:  Each affiliate of the Depositor that Services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor,  who Services 10% or more of the Mortgage Loans (measured by aggregate Stated  Principal  Balance of the Mortgage Loans,  annually at the  commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to the delivered). For clarification purposes, the Master Servicer and the Trust Administrator are Additional Servicers.

                  Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan,  each  adjustment date on which the Mortgage
Rate thereon  changes  pursuant to the related  Mortgage  Note.  The first  Adjustment  Date following the Cut-off Date as to each such
Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  Advance:  With respect to any  Non-Designated  Mortgage Loan and any  Distribution  Date, any payment  required to be made by a Servicer, the Master Servicer or the Trust Administrator,  as applicable,  with respect to such Distribution Date pursuant to
Section 5.01.

                  With respect to any Designated  Mortgage Loan and any  Distribution  Date, the payment required to be made by (i) the related  Designated  Servicer as defined in the Series  Supplement or (ii) the Master Servicer with respect to such  Distribution  Date pursuant to Section 3.20(b) of this Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07 (f).

                  Aggregate Loan Group Balance:  With respect to any Loan Group and as of any date of  determination,  will be equal to the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans in such Loan Group as of the first day of the month of such date of determination,  plus,  with respect to any  Prefunded  Loan Group,  the amount on deposit in the related  Prefunding  Account as of the first day of such month.

                  Aggregate  Related  Pass-Through  Collateral  Balance:  With  respect to any date of  determination  and any  Related
Pass-Through  Loan Groups,  the sum of the Aggregate Loan Group Balances for all such Related  Pass-Through Loan Groups as of such date of determination.

                  Aggregate  Subsequent  Transfer Amount:  With respect to any Subsequent Transfer Date, the aggregate Stated Principal
Balances as of the applicable  Cut-off Date of the Subsequent  Mortgage Loans conveyed on such  Subsequent  Transfer Date, as listed on the revised Mortgage Loan Schedule  delivered pursuant to  Section 2.01(e);  provided,  however,  that such amount shall not exceed the amount on deposit in the related Prefunding Account.

                  Agreement:  With respect to any Series,  this  Standard  Terms  together  with the Series  Supplement,  including all amendments or supplements thereto.

                  Ancillary  Income:  All income derived from the  Non-Designated  Mortgage Loans,  other than Servicing Fees and Trust
Administrator Fees,  including but not limited to, late charges,  Prepayment Premiums (other than Assigned Prepayment  Premiums),  fees received  with respect to checks or bank drafts  returned by the related  bank for  non-sufficient  funds,  assumption  fees,  optional insurance  administrative  fees and all other  incidental  fees and charges,  and only with respect to SPS,  any  Qualified  Substitute
Mortgage  Loan Excess  Interest  with  respect to any  Qualified  Substitute  Mortgage  Loan for which a payment  has been  received or advanced during the related Collection Period.

                  Applied  Loss Amount:  With respect to any  Distribution  Date and each  Floater Loan Group,  the excess,  if any, of
(i) the aggregate Class Principal Balances of the related Floater  Certificates (other than the related Notional Amount  Certificates), after giving effect to all Realized  Losses with respect to the Mortgage Loans in such Floater Loan Group during the Collection  Period for such  Distribution  Date and payments of principal on such  Distribution  Date over (ii) the  Aggregate Loan Group Balance for such
Floater Loan Group for such Distribution Date.

                  Appraised  Value:  The appraised value of the Mortgaged  Property based upon the appraisal made for the originator at the  time of the  origination  of the  related  Mortgage  Loan  or the  sales  price  of the  Mortgaged  Property  at the  time of such origination,  whichever is less,  or (i) with  respect to any Mortgage  Loan that  represents a  refinancing  other than a  Streamlined
Mortgage  Loan,  the lower of the appraised  value at  origination  or the appraised  value of the  Mortgaged  Property  based upon the appraisal made at the time of such  refinancing  and (ii) with  respect to any  Streamlined  Mortgage Loan, the appraised  value of the
Mortgaged Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

                  Assessment of Compliance:  The certification required pursuant to Section 13.07.

                  Assigned Prepayment Premium:  As defined in the Series Supplement.

                  Assignment and  Assumption  Agreement:  That certain  assignment  and  assumption  agreement  dated as of the Initial
Cut-off Date, by and between DLJ Mortgage Capital, Inc., as assignor, and the Depositor, as assignee, relating to the Mortgage Loans.

                  Assignment of  Proprietary  Lease:  With respect to a  Cooperative  Loan,  the  assignment or mortgage of the related
Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

                  Balloon Loan:  Any Mortgage Loan that, by its terms,  does not fully  amortize the principal  balance  thereof by its stated maturity and requires a payment at the stated maturity larger than the monthly payments due thereunder.

                  Bankruptcy Code:  The United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

                  Bankruptcy  Coverage  Termination  Date: The point in time at which the related  Bankruptcy  Loss Coverage Amount has been reduced to zero.

                  Bankruptcy  Loss:  With respect to any Loan Group,  Realized Losses on the Mortgage Loans in that Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

                  Bankruptcy Loss Coverage Amount:  With respect to any Related  Pass-Through  Loan Groups and as of any  Determination
Date, the Bankruptcy Loss Coverage Amount shall equal the Initial  Bankruptcy Loss Coverage Amount for such Related  Pass-Through  Loan
Groups as reduced by (i) the  aggregate  amount of  Bankruptcy  Losses  allocated  to the related  Subordinate  Certificates  since the
Cut-off Date and (ii) any  permissible  reductions  in such  Bankruptcy  Loss  Coverage  Amount as evidenced by a letter of each Rating
Agency to the Trust  Administrator  to the effect that any such  reduction  will not result in a  downgrading,  or otherwise  adversely affect, of the then current ratings assigned to the related Classes of Certificates rated by it.

                  Basis Risk Shortfall:  As defined in the Series Supplement.

                  Beneficial  Holder:  A Person holding a beneficial  interest in any Certificate  through a Participant or an Indirect
Participant or a Person holding a beneficial interest in any Definitive Certificate.

                  Book-Entry Certificates: Any Certificate held in "book-entry" form through the facilities of the Depository.

                  Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking  institutions  in New York or the state in which the  office of the  Master  Servicer  or any  Servicer  or the  Corporate  Trust  Office of the  Trustee or Trust
Administrator are located and are authorized or obligated by law or executive order to be closed.

                  Capitalization  Reimbursement  Amount:  For any  Distribution  Date and any Loan Group,  the aggregate of the amounts added to the Stated  Principal  Balances of the Mortgage  Loans in such Loan Group during the  preceding  calendar  month  representing reimbursements  to a Servicer on or prior to such  Distribution Date in connection with the modification of such Mortgage Loan pursuant to Section 3.05.

                  Capitalized  Interest  Account:  The separate  Eligible Account  designated as such and created and maintained by the
Trust  Administrator  pursuant to  Section 3.05(h)  hereof.  The Capitalized  Interest  Account shall be treated as an "outside reserve fund" under applicable  Treasury  regulations and shall not be part of any REMIC.  Except as provided in  Section 3.05(h)  hereof,  any investment  earnings  on the  Capitalized  Interest  Account  shall be  treated  as owned by the  Depositor  and will be taxable to the
Depositor.

                  Capitalized Interest Deposit:  As defined in the Series Supplement.

                  Capitalized  Interest  Distribution:  With respect to each  Capitalized  Interest Account and each of the first three
Distribution  Dates,  an amount  equal to 30 days of  interest  (based on a 360-day  year) on the  aggregate  amount on  deposit in the related  Prefunding  Account at the end of the related  Collection Period accruing at a per annum rate equal to the weighted average of the Net  Mortgage  Rates of the  Mortgage  Loans in the  related  Prefunded  Loan Group as of the first day of the  related  Collection
Period.  If any REMIC is unable to pay the  REMIC Regular  Interests their stated  pass-through  rates due to an  insufficiency  in the related  Capitalized  Interest  Distribution,  the  Depositor  will  contribute  any  amounts  to such  REMIC as  necessary  to pay the
REMIC Regular Interests their stated pass-through rates.

                  Capitalized  Interest Release Amount:  With respect to each Capitalized  Interest Account and each of the first three
Distribution  Dates, an amount equal to the excess of (a) the amount remaining on deposit in such Capitalized  Interest Account on such
Distribution  after  distribution  of the  Capitalized  Interest  Distribution  for such  Distribution  Date,  over (b) the Capitalized
Interest Requirement for such Distribution Date.

                  Capitalized  Interest  Requirement:  With respect to each  Capitalized  Interest  Account and the first  Distribution
Date, an amount equal to 60 days of interest (based on a 360-day year) accruing at the Capitalized  Interest  Requirement Rate for such
Distribution  Date on the aggregate amount on deposit in the related  Prefunding  Account at the end of the related  Collection  Period and with respect to each Capitalized  Interest Account and the second  Distribution Date, an amount equal to 30 days of interest (based on a 360-day year)  accruing at the  Capitalized  Interest  Requirement  Rate for such  Distribution  Date on the  aggregate  amount on deposit in the related  Prefunding  Account at the end of the related  Collection  Period.  With respect to each  Capitalized  Interest
Account and the third Distribution Date and any Distribution Date thereafter, zero.

                  Capitalized  Interest  Requirement  Rate:  With  respect  to each  Capitalized  Interest  Account  and the  first two
Distribution  Dates,  a per annum rate equal to the sum of (i) the  Certificate  Index for such  Distribution  Date,  (ii) the weighted average of the Certificate  Margins of the LIBOR  Certificates  related to the related Prefunded Loan Group for such Distribution Date,
(iii) the weighted  average of the Expense Fee Rates of the Mortgage Loans in the related  Prefunded  Loan Group for such  Distribution
Date and  (iv) with  respect to each  Capitalized  Interest  Account and the first  Distribution  Date,  0.35% and with respect to each
Capitalized Interest Account and the second Distribution Date, 0.70%.

                  Cash Remittance Date: With respect to any  Distribution  Date and (A) GreenPoint and SPS, by 1:00 p.m. (New York City
time) on the  7th calendar  day preceding such  Distribution  Date, or if such 7th calendar day is not a Business Day, the Business Day immediately  preceding such 7th calendar day, (B) WMMSC,  by 12:00 noon (New York City time) on the Business Day immediately  preceding such  Distribution  Date,  (C) Wells Fargo, the  18th calendar day of the month in which such Distribution Date occurs, or if such 18th calendar day is not a Business Day, the Business Day immediately  following such 18th calendar day, (D) the Designated  Servicers,  the date and time specified in the related Designated Servicing Agreement,  and (E) the Master Servicer,  by 1:00 p.m. (New York City time)
two Business Days preceding such Distribution Date.

                  Certificate:  Any Certificates  executed and  authenticated  by the Trust  Administrator on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through G hereto.

                  Certificate  Account:  The separate  Eligible  Account  created and maintained with the Trust  Administrator,  or any other bank or trust company  acceptable to the Rating Agencies which is  incorporated  under the laws of the United States or any state thereof pursuant to Section 3.05,  which account shall bear a designation  clearly indicating that the funds deposited therein are held in trust for the  benefit  of the Trust  Administrator,  as agent for the  Trustee,  on behalf of the  Certificateholders  or any other account serving a similar  function  acceptable to the Rating  Agencies.  Funds in the  Certificate  Account may (i) be held uninvested without  liability for interest or compensation  thereon or (ii) be  invested at the direction of the Trust  Administrator  in Eligible
Investments and reinvestment  earnings  thereon (net of investment  losses) shall be paid to the Trust  Administrator.  Funds deposited in the Certificate  Account  (exclusive of the amounts permitted to be withdrawn  pursuant to  Section 3.08(b))  shall be held in trust for the Certificateholders.

                  Certificate  Balance:  With respect to any Certificate  (other than a Notional  Amount  Certificate) at any date, the maximum  dollar  amount of  principal  to which  the  Holder  thereof  is then  entitled  hereunder,  such  amount  being  equal to the
Denomination  thereof (i) minus all  distributions of principal and allocations of Realized Losses,  including Excess Losses or Applied
Loss Amounts,  as applicable,  previously made or allocated with respect thereto  pursuant to Section 4.02  and (ii) plus the amount of any increase to the Certificate Balance of such Certificate pursuant to Section 4.03.

                  Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register.

                  Certificate Index: With respect to each Distribution Date and the LIBOR  Certificates,  the rate for one month United
States  dollar  deposits  quoted on Telerate  Page 3750 as of 11:00 a.m.  (London  time) on the  related  Interest  Determination  Date relating to each Class of LIBOR  Certificates.  If such rate does not appear on such page (or such other page as may replace  that page on that service,  or if such service is no longer  offered,  such other service for displaying  one month LIBOR or comparable  rates as may be reasonably  selected by the Trust  Administrator  after  consultation  with DLJMC),  the rate will be the related Reference Bank
Rate. If no such  quotations can be obtained and no related  Reference Bank Rate is available,  the  Certificate  Index with respect to the LIBOR Certificates will be the Certificate Index applicable to such Certificates on the preceding Distribution Date.
                  On the Interest  Determination  Date immediately  preceding each  Distribution  Date, the Trust  Administrator  shall determine each Certificate  Index for the Accrual Period  commencing on such  Distribution  Date and inform the Master Servicer of such rate.

                  Certificate Margin:  As defined in the Series Supplement.

                  Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

                  Certification Parties:  As defined in Section 13.09.

                  Certification Person:  As defined in Section 13.09.

                  Class:  All Certificates bearing the same class designation as set forth in the Series Supplement.

                  Class A Certificates:  As defined in the Series Supplement.

                  Class C-B Certificates:  As defined in the Series Supplement.

                  Class Interest Shortfall:  With respect to any Distribution Date and Class of Pass-Through  Certificates,  the amount by which the amount  described in clause (i) of the definition of Interest  Distribution  Amount for such Class,  exceeds the amount of interest actually distributed on such Class on such Distribution Date.

                  Class  Principal  Balance:  With respect to any Class of Certificates  (other than the Notional Amount  Certificates)
and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

                  Class Unpaid Interest  Amounts:  With respect to any  Distribution  Date and Class of interest  bearing  Pass-Through
Certificates,  the amount by which the aggregate  Class  Interest  Shortfalls  for such Class on prior  Distribution  Dates exceeds the amount  distributed  on such Class on prior  Distribution  Dates  pursuant to clause  (ii) of the  definition of Interest  Distribution
Amount.

                  Clearing  Agency:  An  organization  registered as a "clearing  agency"  pursuant to  Section 17A  of the  Securities
Exchange Act of 1934, as amended,  which  initially  shall be DTC, the nominee of which is Cede & Co., as the registered  Holder of the
Book-Entry  Certificates.  The Clearing Agency shall at all times be a "clearing  corporation" as defined in Section 8 102(a)(5) of the
Uniform Commercial Code of the State of New York.

                  Closing Date:  As defined in the Series Supplement.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection Account:  The accounts established and maintained by each Servicer in accordance with Section 3.05.

                  Collection  Period:  With respect to each  Distribution  Date,  the period  commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

                  Commission:  The U.S. Securities and Exchange Commission.

                  Compensating  Interest  Payment:  For any  Distribution  Date and WMMSC,  the least of (i) the sum of (a) one twelfth
(1/12th) of 0.04% of the aggregate  Stated Principal  Balance of the WMMSC Serviced  Mortgage Loans, as of the Due Date in the month of such  Distribution  Date,  (b) Payoff  Earnings in respect of the WMMSC  Serviced  Mortgage  Loans for such  Distribution  Date and (c)
aggregate Payoff Interest in respect of the WMMSC Serviced  Mortgage Loans for such  Distribution  Date, (ii) the aggregate  Prepayment
Interest  Shortfall  allocable  to Payoffs  for the WMMSC  Serviced  Mortgage  Loans and  (iii) one-twelfth  (1/12th)  of 0.125% of the aggregate Stated Principal Balance of the WMMSC Serviced Mortgage Loans.

                  For any Distribution Date and each Servicer other than WMMSC, the lesser of (i) the  aggregate  Servicing Fee payable to such  Servicer  for such  Distribution  Date in respect of the Mortgage  Loans  serviced by such  Servicer  and  (ii) the  aggregate
Prepayment  Interest  Shortfall  allocable to Payoffs and  Curtailments  for such  Distribution  Date in respect of the Mortgage  Loans serviced by such Servicer.

                  For any Distribution  Date and the Master Servicer,  the excess of (i) the aggregate  Compensating  Interest Payments required to be remitted by the Servicers  pursuant to this  Agreement and  Designated  Servicers  pursuant to their respect  Designated
Servicing Agreements,  in each case relating to such Distribution Date over (ii) the aggregate  Compensating Interest Payments actually remitted by the Servicers and Designated Servicers for such Distribution Date.

                  Conforming Loans:  As defined in the Series Supplement.

                  Controlling  Person:  With respect to any Person,  any other Person who "controls"  such Person within the meaning of the Securities Act.

                  Cooperative  Corporation:  With respect to any Cooperative  Loan, the cooperative  apartment  corporation  that holds legal title to the related  Cooperative  Property and grants  occupancy  rights to units therein to  stockholders  through  Proprietary
Leases or similar arrangements.

                  Cooperative Lien Search: A search for (a) federal tax liens,  mechanics'  liens, lis pendens,  judgments of record or otherwise  against (i) the  Cooperative  Corporation and (ii) the seller of the Cooperative Unit,  (b) filings of Financing  Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

                  Cooperative  Loan:  A  Mortgage  Loan  that is  secured  by a first  lien on and a  perfected  security  interest  in
Cooperative Shares and the related  Proprietary Lease granting exclusive rights to occupy the related  Cooperative Unit in the building owned by the related Cooperative Corporation.

                  Cooperative  Property:  With respect to any Cooperative  Loan, all real property and improvements  thereto and rights therein and thereto owned by a Cooperative  Corporation  including without limitation the land,  separate dwelling units and all common elements.

                  Cooperative  Shares:  With respect to any Cooperative  Loan, the shares of stock issued by a Cooperative  Corporation and allocated to a Cooperative Unit and represented by stock certificates.

                  Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

                  Corporate Trust Office:  As defined in the Series Supplement.

                  Counterparty:  The Swap Counterparty or Interest Rate Cap Counterparty, as applicable.

                  Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor,  other than a Scheduled  Payment,  a prepaid Scheduled Payment or a Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

                  Custodial  Agreement:  An  agreement  among a  custodian,  the Trustee and if  applicable,  the Trust  Administrator, pursuant to which such custodian  agrees to hold any of the documents or instruments  referred to in  Section 2.01 of this Agreement as agent for the Trustee.

                  Custodian:  A custodian which is appointed  pursuant to a Custodial  Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee,  and shall be  compensated by the Trust  Administrator,  if  applicable,  or as otherwise  specified therein.  The Series Supplement will set forth the initial Custodian(s).

                  Cut-off Date:  For any Initial  Mortgage Loan,  the Initial  Cut-off Date and for any  Subsequent  Mortgage Loan, the
applicable Subsequent Cut-off Date.

                  Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the Stated  Principal  Balance thereof as of the close of business on the Cut-off Date.

                  Data  Remittance  Date:  With respect to any  Distribution  Date and  (A) each  Servicer  other than WMMSC,  the 10th calendar  day of the month in which  such  Distribution  Date  occurs,  or if such 10th day is not a Business  Day,  the  Business  Day immediately  following such 10th day or (B) WMMSC,  no later than 12:00 noon (New York City time) on the day that is five Business Days before such Distribution Date.

                  Debt Service  Reduction:  With respect to a Mortgage  Loan in a  Pass-Through  Loan Group,  a reduction by a court of competent  jurisdiction in a proceeding  under the Bankruptcy  Code in the Scheduled  Payment for such Mortgage Loan which became final and non  appealable,  except such a reduction  resulting  from a  Deficient  Valuation  or any  reduction  that  results in a permanent forgiveness of principal.

                  Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that became the subject of a Debt Service Reduction.

                  Deficient  Valuation:  With  respect to any Mortgage  Loan in a  Pass-Through  Loan Group,  a valuation by a court of competent  jurisdiction of the Mortgaged Property in an amount less than the then outstanding  indebtedness under the Mortgage Loan, or that results in a permanent  forgiveness of principal,  which  valuation in either case results from a proceeding  under the Bankruptcy
Code.

                  Definitive Certificate:  As defined in Section 6.07.

                  Deleted Mortgage Loan: As defined in Section 2.03.

                  Delinquency  Rate: With respect to a Floater Loan Group and any month, the fraction,  expressed as a percentage,  the numerator of which is the  aggregate  outstanding  principal  balance of all Mortgage  Loans in such Floater Loan Group which are 60 or more days  delinquent  (including all  foreclosures,  bankruptcies  and REO  Properties) as of the close of business on the last day of such month,  and the  denominator  of which is the Aggregate Loan Group Balance for such Floater Loan Group as of the close of business on the last day of such month.

                  Denomination:  With  respect  to each  Certificate,  the  amount  set  forth  on the  face  thereof  as the  "Initial
Certificate  Balance of this  Certificate" or the "Initial  Notional Amount of this  Certificate" or, if neither of the foregoing,  the percentage interest appearing on the face thereof.

                  Deposit Amount:  As defined in the Series Supplement.

                  Depositor:  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  a Delaware  corporation,  or its  successor in interest.

                  Depository  Agreement:  The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trustee (or the Trust Administrator for the benefit of the Trustee).

                  Designated Mortgage Loans:  As defined in the Series Supplement.

                  Designated Servicer:  As defined in the Series Supplement.

                  Designated Servicing Agreement:  As defined in the Series Supplement.

                  Determination  Date: With respect to each Distribution Date and (i) each Servicer (other than Wells Fargo),  the 10th day of the  calendar  month in which such  Distribution  Date  occurs  or, if such 10th day is not a Business  Day,  the  Business  Day immediately  succeeding  such Business Day and (ii) Wells  Fargo,  the Business Day  immediately  preceding the related Cash Remittance
Date.

                  Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5)  of the Code, which includes any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities  are subject to tax and,  except for the FHLMC,  a majority of its board of  directors  is not  selected by such governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain  farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable income),  (iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code,  (v) an  "electing  large partnership"  within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust  Administrator  based upon an Opinion of Counsel  that the  holding of an  Ownership  Interest in a Residual  Certificate  by such Person may cause any REMIC formed hereby or any Person  having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership  Interest in a
Residual  Certificate to such Person. The terms "United States," "State" and "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Distribution  Date:  The 25th  day of any  month,  or if such  25th  day is not a  Business  Day,  the  Business  Day immediately following such 25th day, commencing in the month following the month of the Initial Cut-off Date.

                  DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

                  DTC:  The Depository Trust Company.

                  Due Date: With respect to each Mortgage Loan and any Distribution  Date, the date on which Scheduled Payments on such
Mortgage Loan are due which is either the first day of the month of such Distribution  Date, or if Scheduled  Payments on such Mortgage
Loan are due on a day other than the first day of the month,  the date in the calendar  month  immediately  preceding the  Distribution
Date on which such Scheduled Payments are due, exclusive of any days of grace.

                  Economic Residual Floater Certificates:  As defined in the Series Supplement.

                  Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a federal or state  chartered  depository institution  or trust  company  acceptable to the Rating  Agencies or (ii) an  account or accounts the deposits in which are insured by the FDIC to the limits  established  by such  corporation,  provided  that any such  deposits not so insured  shall be maintained in an account at a depository  institution or trust company whose  commercial  paper or other short term debt obligations (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company, the commercial paper or other short term debt  obligations  of such holding  company) have been rated by each Rating Agency in its highest short term rating  category,  or
(iii) a  segregated  trust account or accounts (which shall be a "special  deposit  account")  maintained  with the Trustee,  the Trust
Administrator or any other federal or state chartered depository  institution or trust company,  acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies.  Eligible Accounts may bear interest.

                  Eligible  Institution:  An  institution  having the highest  short term debt rating,  and one of the two highest long term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

                  Eligible Investments:  Any one or more of the obligations and securities listed below:

                  1.  direct  obligations  of, and  obligations  fully  guaranteed  by, the United States of America,  or any agency or instrumentality  of the  United  States of  America  the  obligations  of which are backed by the full faith and credit of the
         United States of America;  or  obligations  fully  guaranteed by, the United States of America;  the FHLMC,  FNMA, the Federal
         Home Loan Banks or any agency or  instrumentality  of the United States of America rated AA (or the  equivalent)  or higher by the Rating Agencies;

                  2.  federal funds, demand and time deposits in,  certificates of deposits of, or bankers'  acceptances issued by, any depository  institution  or trust  company  incorporated  or organized  under the laws of the United  States of America or any state thereof and subject to supervision and examination by federal and/or state banking  authorities,  so long as at the time of such  investment or contractual  commitment  providing for such  investment  the commercial  paper or other short term debt obligations  of such  depository  institution  or trust company (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding  company,  the commercial  paper or other short term debt  obligations of such holding  company)  are rated in one of two of the  highest  ratings  by each of the  Rating  Agencies,  and the long term debt obligations  of such  depository  institution  or trust company (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company,  the long term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

                  3.  repurchase  obligations  with a term not to exceed 30 days  with  respect  to any  security  described  in clause
         (i) above  and entered into with a depository  institution  or trust  company  (acting as a  principal)  in the highest  rated category by the Rating Agencies;  provided,  however, that collateral  transferred pursuant to such repurchase obligation must be of the type  described  in clause  (i) above  and must (A) be valued daily at current  market price plus accrued  interest,
         (B) pursuant  to such  valuation,  be  equal,  at all  times,  to 105% of the cash  transferred  by the  Trustee  or the Trust
         Administrator  in exchange for such  collateral,  and (C) be delivered  to the Trustee or the Trust  Administrator  or, if the
         Trustee or the Trust  Administrator,  as  applicable,  is  supplying  the  collateral,  an agent for the  Trustee or the Trust
         Administrator,  in such a manner as to  accomplish  perfection  of a security  interest in the  collateral  by  possession  of certificated securities;

                  4.  securities  bearing interest or sold at a discount issued by any corporation  incorporated  under the laws of the
         United States of America or any state  thereof which has a long term  unsecured  debt rating in the highest  available  rating category of each of the Rating Agencies at the time of such investment;

                  5.  commercial  paper having an original  maturity of less than 365 days and issued by an institution  having a short term  unsecured  debt  rating in the  highest  available  rating  category  of each of the  Rating  Agencies  that  rates such securities, at the time of such investment;

                  6.  a guaranteed  investment  contract  approved by each of the Rating Agencies and issued by an insurance company or other  corporation  having a long term unsecured debt rating in the highest  available  rating  category of each of the Rating
         Agencies at the time of such investment;

                  7.  money market funds (which may be 12b-1 funds as  contemplated  under the rules  promulgated by the Securities and
         Exchange  Commission  under the Investment  Company Act of 1940)  having ratings in the highest  available  rating category of
         Moody's and one of the two highest  available  rating  categories of S&P at the time of such investment (any such money market funds which  provide for demand  withdrawals  being  conclusively  deemed to satisfy any  maturity  requirements  for Eligible
         Investments  set forth  herein)  including  money market funds of the Master  Servicer,  a Servicer,  the Trustee or the Trust
         Administrator and any such funds that are managed by the Master Servicer,  a Servicer,  the Trustee or the Trust Administrator
         or their  respective  Affiliates  or for the Master  Servicer,  a  Servicer,  the  Trustee or the Trust  Administrator  or any
         Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph 7; and

                  8.  such other  investments  the  investment  in which will not,  as  evidenced  by a letter  from each of the Rating
         Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

         provided,  however,  that no such instrument shall be an Eligible  Investment if such instrument  evidences either (i) a right to receive only interest  payments with respect to the obligations  underlying  such  instrument,  or (ii) both  principal and interest  payments  derived from obligations  underlying such instrument and the principal and interest  payments with respect to such  instrument  provide a yield to  maturity  of greater  than 120% of the yield to  maturity  at par of such  underlying obligations.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying  Underwriting:  A best efforts or firm commitment  underwriting or private  placement that meets the requirements (without regard to the ratings requirements) of an Underwriter's Exemption.

                  ERISA Restricted Certificate:  As defined in the Series Supplement.

                  Escrow Account:  The separate account or accounts created and maintained by a Servicer pursuant to Section 3.06.

                  Escrow  Payments:  With  respect to any  Mortgage  Loan,  the amounts  constituting  ground  rents,  taxes,  mortgage insurance  premiums,  fire and hazard  insurance  premiums,  and any other  payments  required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess  Loss:  The amount of any  (i) Fraud  Loss on a Mortgage  Loan in a  Pass-Through  Loan Group in excess of the related Fraud Loss Coverage  Amount  realized after the related Fraud Loss Coverage  Termination  Date,  (ii) Special  Hazard Loss on a
Mortgage Loan in a  Pass-Through  Loan Group in excess of the related  Special Hazard Loss Coverage  Amount  realized after the related
Special Hazard Coverage  Termination  Date or  (iii) Bankruptcy  Loss on a Mortgage Loan in a Pass-Through  Loan Group in excess of the related Bankruptcy Loss Coverage Amount realized after the related Bankruptcy Coverage Termination Date.

                  Exchangeable Certificates:  As defined in the Series Supplement.

                  Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  Expense Fee Rate: As to each Mortgage Loan, the sum of the related  Servicing Fee Rate, the Trust  Administrator  Fee
Rate,  if  applicable,  and the rate at which the  premium on a Lender  Paid  Mortgage  Guaranty  Insurance  Policy is  calculated,  if applicable.

                  Expense Fees:  As to each  Mortgage  Loan and  Distribution  Date,  the sum of the related  Servicing  Fee, the Trust
Administrator Fee, if applicable, and any premium on any Lender Paid Mortgage Guaranty Insurance Policy, if applicable.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  Federal Funds Rate: The interest rate at which  depository  institutions  lend balances at the Federal Reserve to the depository institutions overnight.

                  FHLMC:  The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States  created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                  Financing Statement: A financing statement,  as applicable,  filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  Floater Certificates:  As defined in the Series Supplement.

                  Floater Loan Group:  As defined in the Series Supplement.

                  FNMA: The Federal National Mortgage  Association,  a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 13.04.

                  Fraud Loan:  A Liquidated Mortgage Loan in a Pass-Through Loan Group as to which a Fraud Loss has occurred.

                  Fraud Loss Coverage Amount:  With respect to any Related  Pass-Through Loan Groups and as of any Determination  Date,
initially,  an amount equal to the Initial Fraud Loss Coverage Amount for such Related  Pass-Through Loan Groups,  subject to reduction from  time to time by the  amount of Fraud  Losses  allocated  to the  related  Subordinate  Certificates.  In  addition,  (a) on  each anniversary  prior to the fifth  anniversary of the Cut-off Date,  the Fraud Loss Coverage  Amount for such Related  Pass-Through  Loan
Groups will be reduced to an amount equal to the lesser of (A) 2.00%  of the  Aggregate  Related  Pass-Through  Collateral  Balance for
such  Related  Pass-Through  Loan  Groups as of such  date,  and (B) the  excess of the Fraud Loss  Coverage  Amount  for such  Related
Pass-Through  Loan Groups as of the preceding  anniversary of the Initial Cut-off Date (or with respect to the first  anniversary,  the
Initial Fraud Loss Coverage Amount) over the cumulative  amount of Fraud Losses on the Mortgage Loans in the Related  Pass-Through Loan
Groups allocated to the related  Subordinate  Certificates since such preceding  anniversary of the Initial Cut-off Date or the Initial
Cut-off Date, as applicable,  and (b) on the fifth  anniversary of the Initial  Cut-off Date,  zero. Any Fraud Loss Coverage Amount may be reduced  below the amount set forth above for any  Distribution  Date with the  consent of the Rating  Agencies  as  evidenced  by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

                  Fraud Loss Coverage  Termination  Date: The point in time at which the applicable Fraud Loss Coverage Amount has been reduced to zero.

                  Fraud Losses:  Realized Losses on the Liquidated  Mortgage Loans in the  Pass-Through  Loan Groups as to which a loss is sustained by reason of a default arising from fraud,  dishonesty or  misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage  under any  related  Mortgage  Guaranty  Insurance  Policy  because of such fraud, dishonesty or misrepresentation.

                  GreenPoint:  GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors and assigns.

                  GreenPoint  Serviced  Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
GreenPoint is the applicable Servicer.

                  Gross  Margin:  With respect to any  adjustable-rate  Mortgage  Loan,  the fixed  percentage  amount set forth in the related  Mortgage Note and the Mortgage Loan Schedule that is added to the Index on each  Adjustment  Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Rate for such Mortgage Loan.

                  Index:  With respect to any  adjustable-rate  Mortgage Loan and each related  Adjustment Date, the index as specified in the related Mortgage Note.

                  Indirect  Participants:  Entities,  such as banks,  brokers,  dealers  and trust  companies,  that  clear  through or maintain a custodial relationship with a Participant, either directly or indirectly.

                  Initial Bankruptcy Loss Coverage Amount:  As defined in the Series Supplement.

                  Initial Class Principal Balance:  As defined in the Series Supplement.

                  Initial Cut-off Date:  As defined in the Series Supplement.

                  Initial Fraud Loss Coverage Amount:  As defined in the Series Supplement.

                  Initial  Mortgage  Loans:  The  initial  Mortgage  Loans  conveyed  by the  Depositor  to the Trust Fund  pursuant to
Section 2.01 hereof on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

                  Initial Special Hazard Loss Coverage Amount:  As defined in the Series Supplement.

                  Insurance  Policy:  With respect to any Mortgage Loan  included in the Trust Fund,  any Mortgage  Guaranty  Insurance
Policy, any standard hazard insurance policy,  flood insurance policy or title insurance policy,  including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds of any primary mortgage guaranty insurance  policies,  including,  without limitation, any other  Insurance  Policies with respect to the Mortgage  Loans,  to the extent such proceeds are not applied to the  restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the related  Servicer's or Designated  Servicer's normal servicing procedures.

                  Interest  Determination  Date: With respect to the LIBOR  Certificates and for each Accrual Period,  the second LIBOR
Business Day preceding the commencement of such Accrual Period.

                  Interest Rate Cap Account:  As defined in the Series Supplement.

                  Interest Rate Cap Agreement:  As defined in the Series Supplement.

                  Interest Rate Cap Counterparty:  As defined in the Series Supplement.

                  Investment  Account:  The commingled  account (which shall be commingled  only with  investment  accounts  related to series of  pass-through  certificates  with a class of  certificates  which has a rating  equal to the  highest  of the  Ratings of the
Certificates)  maintained by WMMSC in the trust  department of the  Investment  Depository  pursuant to  Section 3.05.  The  Investment
Account shall be an Eligible Account.

                  Investment  Depository:  U.S. Bank National Association or another bank or trust company designated from time to time by WMMSC.  The Investment Depository shall at all times be an Eligible Institution.

                  Lender Paid Mortgage Guaranty Insurance Policy:  Any lender paid Mortgage Guaranty Insurance Policy.

                  LIBOR  Business  Day: Any day other than (i) a  Saturday or a Sunday or (ii) a day on which banking  institutions  in the State of New York or in the City of London, England are required or authorized by law to be closed.

                  LIBOR Certificates:  As defined in the Series Supplement.

                  Liquidated  Mortgage  Loan:  With  respect to any  Distribution  Date,  a  defaulted  Mortgage  Loan  (including  any
REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which a Servicer,  has determined  (with respect to the  Non-Designated  Mortgage Loans, in accordance with this Agreement,  or with respect to the Designated
Mortgage Loans, in accordance with the related Designated  Servicing  Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan,  including the final  disposition of the related  REO Property,  whether from
Insurance Proceeds, Liquidation Proceeds or otherwise.

                  Liquidation  Expenses:  Customary  and  reasonable  "out of pocket"  expenses  incurred by a Servicer (or the related
Sub-Servicer)  in connection  with the  liquidation  of any defaulted  Mortgage Loan and not recovered by the related  Servicer (or the related  Sub-Servicer)  under a Mortgage  Guaranty  Insurance  Policy for  reasons  other than such  Servicer's  failure to comply with
Section 3.09  hereof,  such expenses  including,  without  limitation,  legal fees and expenses,  any unreimbursed amount expended by a
Servicer  pursuant to  Section 3.11  hereof  respecting the related  Mortgage and any related and  unreimbursed  expenditures  for real estate property taxes or for property  restoration or preservation to the extent not previously  reimbursed  under any hazard insurance policy for reasons other than such Servicer's failure to comply with Section 3.11 hereof.

                  Liquidation  Principal:  With  respect  to any  Distribution  Date and a Loan  Group,  the  principal  portion of Net
Liquidation  Proceeds  received with respect to each Mortgage  Loan in that Loan Group,  but not in excess of the principal  balance of such Mortgage Loan, which became a Liquidated  Mortgage Loan (but not in excess of the principal  balance thereof) during the preceding calendar month, exclusive of the portion thereof, if any, attributable to Assigned Prepayment Premiums.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete liquidation  of defaulted  Mortgage  Loans,  whether  through  trustee's  sale,  foreclosure  sale or otherwise or amounts  received in connection  with any  condemnation  or partial  release of a  Mortgaged  Property  related  to a Mortgage  Loan and any other  proceeds received in connection with an REO Property, other than Recoveries.

                  Loan Group:  Any group of Mortgage  Loans  designated as a separate loan group in the Series  Supplement.  Each Class of Certificates relate to one or more Loan Groups as designated in the Series Supplement.

                  Loan-to-Value  Ratio:  As of any  date  and  with  respect  to each  Mortgage  Loan,  the  fraction,  expressed  as a percentage,  the  numerator  of which is the  Stated  Principal  Balance of such  Mortgage  Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  Lost  Mortgage  Note:  Any Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

                  Majority  Servicer:  With respect to any Optional  Termination,  the Servicer  servicing  the largest  percentage  of
Mortgage Loans in the Loan Group(s) to be purchased in such Optional  Termination (by Stated Principal Balance of outstanding  Mortgage
Loans on the Optional  Termination  Date) which has notified the Trust  Administrator of its intention to be the Terminating  Entity of such Loan Group(s) pursuant to Section 11.02(a).

                  Master Servicer:  As defined in the Series Supplement.

                  Maturity Date:  As defined in the Series Supplement.

                  Maximum  Mortgage Rate: With respect to each  adjustable-rate  Mortgage Loan, the percentage set forth in the related
Mortgage Note as the maximum Mortgage Rate thereunder.

                  MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the
State of Delaware, or any successor thereto.

                  MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

                  MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN:  The mortgage identification number for any MERS Mortgage Loan.

                  Minimum  Mortgage Rate: With respect to each  adjustable-rate  Mortgage Loan, the percentage set forth in the related
Mortgage Note as the minimum Mortgage Rate thereunder.

                  Modification Oversight Agent:  As defined in the Series Supplement.

                  MOM Loan:  Any Mortgage  Loan as to which MERS is acting as mortgagee,  solely as nominee for the  originator of such
Mortgage Loan and its successors and assigns.

                  Monthly Excess Interest:  As defined in the Series Supplement.

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  With respect to a Mortgage Loan, the mortgage,  deed of trust or other instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

                  Mortgaged  Property:  The underlying real property  securing a Mortgage Loan or, with respect to a Cooperative  Loan, the related Cooperative Shares and Proprietary Lease.

                  Mortgage File:  For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

                  Mortgage Guaranty  Insurance Policy:  Each policy of primary mortgage  guaranty  insurance or any replacement  policy therefor with respect to any Mortgage Loan.

                  Mortgage  Loans:  Such of the mortgage loans and cooperative  loans (if any)  transferred and assigned to the Trustee pursuant  to the  provisions  hereof  as from time to time are held as a part of the  Trust  Fund  (including  any  REO Property),  the mortgage loans so held being  identified in the Mortgage Loan Schedule,  notwithstanding  foreclosure or other  acquisition of title of the related  Mortgaged  Property.  With  respect to each  Mortgage  Loan that is a  Cooperative  Loan,  if any,  "Mortgage  Loan" shall include,  but not be limited  to, the  related  Mortgage  Note,  Security  Agreement,  Assignment  of  Proprietary  Lease,  Recognition
Agreement,  Cooperative  Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Loan,  "Mortgage
Loan" shall include, but not be limited to the related Mortgages and the related Mortgage Notes.

                  Mortgage Loan Purchase  Price:  The price,  calculated as set forth in  Section 11.01,  to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

                  Mortgage Loan  Schedule:  The list of Mortgage  Loans (as from time to time amended by the related  Seller to reflect the  addition of Qualified  Substitute  Mortgage  Loans and the purchase of Mortgage  Loans  pursuant to Sections  2.01, 2.02  or 2.03)
transferred  to the  Trustee  as part of the  Trust  Fund and from time to time  subject  to this  Agreement,  attached  to the  Series
Supplement as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer:

                  1.     the Mortgage Loan identifying number;

                  2.     a code indicating the type of Mortgaged  Property  (detached single family dwelling,  PUD,  condominium  unit, two- to four-unit residential property or Cooperative Unit) and the occupancy status;

                  3.     the original  months to maturity or the remaining  months to maturity from the Cut-off Date, in any case based on the  original  amortization  schedule  and,  if  different,  the  maturity  expressed  in the same  manner  but based on the  actual amortization schedule;

                  4.     the Loan-to-Value Ratio at origination;

                  5.     a code indicating the existence of a subordinate lien for the related Mortgaged Property;

                  6.     the combined Loan-to-Value Ratio at origination;

                  7.     the related borrower's debt-to-income ratio;

                  8.     the related borrower's credit score at origination;

                  9.     the Mortgage Rate as of the Cut-off Date;

                  10.    the stated maturity date;

                  11.    the amount of the Scheduled Payment as of the Cut-off Date;

                  12.    the original principal amount of the Mortgage Loan;

                  13.    the principal  balance of the Mortgage Loan as of the close of business on the Cut-off Date,  after  deduction of payments of principal due on or before the Cut-off Date whether or not collected;

                  14.    a code indicating the purpose of the Mortgage Loan (i.e., purchase,  rate and term refinance,  equity take-out refinance);

                  15.    a code  indicating  whether  an  Assigned  Prepayment  Premium is  required  to be paid in  connection  with a prepayment of the Mortgage Loan and the term of the Assigned Prepayment Premium;

                  16.    the Index that is associated with such Mortgage Loan, if applicable;

                  17.    the Gross Margin, if applicable;

                  18.    the Periodic Rate Cap, if applicable;

                  19.    the Minimum Mortgage Rate, if applicable;

                  20.    the Maximum Mortgage Rate, if applicable;

                  21.    the Expense Fee Rate;

                  22.    the Servicing  Fee Rate (which may be disclosed on the Mortgage  Loan Schedule in two parts  identified as the servicing  fee and the  master  servicing  fee or in two  parts  identified  as the  "Lender  Fee" and the  "Mgmt  Fee" or in two parts identified as "service fee" and "excess fee");

                  23.    the Servicer of the Mortgage Loan;

                  24.    a code  indicating  whether  the  Mortgage  Loan is covered  under a  borrower  paid or lender  paid  Mortgage
Guaranty  Insurance  Policy (and,  if so, the name of the insurance  carrier) and the rate at which any lender paid  Mortgage  Guaranty
Insurance Policy premium is calculated, if applicable;

                  25.    a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN; and

                  26.    the Loan Group to which the Mortgage Loan belongs.

                  With respect to the Mortgage  Loans in the  aggregate,  each  Mortgage  Loan  Schedule  shall set forth the following information, as of the Cut-off Date:

                  1.     the number of Mortgage Loans;

                  2.     the  current  aggregate  principal  balance of the  Mortgage  Loans as of the close of business on the Cut-off
Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

                  3.     the weighted average Mortgage Rate of the Mortgage Loans.

                  Mortgage  Note:  The original  executed note or other evidence of the  indebtedness  of a Mortgagor  under a Mortgage
Loan.

                  Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net  Liquidation  Proceeds:  With respect to any  Liquidated  Mortgage  Loan,  the excess of the related  Liquidation
Proceeds  over the sum of  Liquidation  Expenses,  Expense  Fees,  unreimbursed  Advances and  Servicing  Advances  and related  Excess
Proceeds, if any.

                  Net Mortgage  Rate:  As to each  Mortgage  Loan,  and at any time,  the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

                  Net Swap Payments:  A net payment (a) by the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest  Trust,  to the Swap  Counterparty,  to the extent that the Supplement  Interest Trust Payment  exceeds the Swap  Counterparty
Payment for such Swap Payment Date, or (b) by the Swap  Counterparty  to the  Supplemental  Interest  Trust  Trustee,  on behalf of the
Supplemental  Interest Trust, to the extent that the Swap Counterparty  Payment payable to the Supplemental  Interest Trust exceeds the
Supplement Interest Trust Payment for such Swap Payment Date.

                  Non-Designated Mortgage Loans:  The Mortgage Loans that are not Designated Mortgage Loans.

                  Nonrecoverable  Advance:  Any portion of an Advance or Servicing  Advance  previously  made or proposed to be made by the Master  Servicer or a Servicer that, in the good faith judgment of the Master Servicer or a Servicer (as  applicable),  will not be ultimately  recoverable by the Master Servicer or a Servicer (as applicable) from the related Mortgagor,  related Liquidation  Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

                  Notional Amount Certificates:  As defined in the Series Supplement.

                  Offered Certificates:  As defined in the Series Supplement.

                  Officer's  Certificate:  A  certificate  signed by the  Chairman of the Board,  any Vice  Chairman of the Board,  the
President,  an Executive Vice President,  Senior Vice President,  a Vice President,  or other authorized  officer,  the Treasurer,  the
Secretary,  or one of the Assistant  Treasurers or Assistant  Secretaries of the Depositor,  a Seller, the Master Servicer, a Servicer,
the Special Servicer,  the Modification  Oversight Agent, a Sub-Servicer,  the Trustee or the Trust Administrator,  as the case may be, and delivered to the Depositor,  the Seller(s),  the Master  Servicer,  the Special  Servicer,  the  Modification  Oversight Agent, the
Servicers, the Trustee or the Trust Administrator, as required by this Agreement.

                  Opinion of Counsel:  A written  opinion of counsel,  who may be counsel for the Depositor,  the Master  Servicer or a
Servicer,  including  in-house  counsel,  reasonably  acceptable  to the  Trustee  and the Trust  Administrator.  With  respect  to the definition of Eligible  Account in this Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the  qualification  of each REMIC created  hereunder or compliance with the REMIC  Provisions,  such counsel must (i) in fact be independent of the Depositor, the Master  Servicer and such  Servicer,  (ii) not have any direct  financial  interest in the Depositor,  the Master  Servicer or such
Servicer or in any affiliate of either of them and (iii) not be connected with the Depositor,  the Master  Servicer or such Servicer as an officer, employee,  promoter,  underwriter,  trustee, partner, director or Person performing similar functions;  provided, that with respect to Wells Fargo, as Servicer, such counsel may be in-house counsel for Wells Fargo, as Servicer.

                  Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Date:  The date fixed by a Terminating  Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional   Termination   Notice   Period:   The  period   during  which  notice  is  to  be  given  to  the  affected
Certificateholders of an Optional Termination pursuant to Section 11.03(d).

                  OTS:  The Office of Thrift Supervision.

                  Outsourcer:  As defined in Section 3.02.

                  Overcollateralization  Amount:  For any Distribution  Date and Floater Loan Group, an amount equal to the amount,  if any, by which (x) the  Aggregate Loan Group Balance for such Loan Group for such  Distribution  Date exceeds  (y) the  aggregate  Class
Principal Balance of the Floater  Certificates (other than the Economic Residual Floater  Certificates) after giving effect to payments on such Distribution Date.

                  Overcollateralization  Deficiency:  For any Distribution  Date and Floater Loan Group,  the amount,  if any, by which
(x) the related Targeted  Overcollateralization Amount for such Distribution Date exceeds (y) the related  Overcollateralization Amount for such  Distribution  Date,  calculated  for this purpose  after giving  effect to the  reduction  on such  Distribution  Date of the aggregate Class Principal Balance of the related Floater  Certificates (other than the related Economic Residual Floater  Certificates)
resulting  from the payment of the  Principal  Payment  Amount on such  Distribution  Date but prior to  allocation of any Applied Loss
Amount on the related Floater Certificates on such Distribution Date.

                  Overcollateralization  Release  Amount:  For any  Distribution  Date, and Floater Loan Group,  an amount equal to the lesser of (x) the related  Principal  Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the related
Overcollateralization  Amount for such  date,  calculated  for this  purpose on the basis of the  assumption  that 100% of the  related
Principal  Remittance  Amount for such date is applied on such date in reduction of the  aggregate of the Class  Principal  Balances of the  related  Floater  Certificates  (other  than the  Economic  Residual  Floater  Certificates),  exceeds  (2) the  related  Targeted
Overcollateralization Amount for such date.

                  Participant:  A broker,  dealer,  bank,  other financial  institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

                  Par-Value:  As defined in Section 11.01.

                  Pass-Through Certificates:  As defined in the Series Supplement.

                  Pass-Through Loan Group:  As defined in the Series Supplement.

                  Pass-Through Rate:  As defined in the Series Supplement.

                  Payahead:  Any Scheduled  Payment intended by the related  Mortgagor to be applied in a Collection  Period subsequent to the Collection Period in which such payment was received.

                  Payoff:  Any payment of principal on a Mortgage  Loan equal to the entire  outstanding  Stated  Principal  Balance of such Mortgage  Loan, if received in advance of the last  scheduled  Due Date for such  Mortgage  Loan and  accompanied  by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment in full.

                  Payoff Earnings:  For any Distribution  Date and with respect to all WMMSC Serviced  Mortgage Loans on which a Payoff was received by WMMSC during the related  Prepayment  Period,  the  aggregate  interest  earned by WMMSC from  investment  of each such
Payoff from the date of receipt of each such Payoff until the Business Day  immediately  preceding the related  Distribution  Date (net of investment losses).

                  Payoff Interest:  For any Distribution  Date and with respect to each WMMSC Serviced Mortgage Loan for which a Payoff was  received  on or after the first  calendar  day of the month of such  Distribution  Date and before the 15th  calendar  day of such month,  an amount of interest  thereon at the  applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof;  provided,  that to the extent  (together  with Payoff  Earnings and the portion of the  aggregate  Servicing Fee described in clause (i)(a) of the definition of  Compensating  Interest  Payment  payable to WMMSC) not required to be distributed as a Compensating
Interest Payment on such Distribution Date, Payoff Interest shall be payable to WMMSC as additional servicing compensation.

                  For any Distribution  Date and with respect to each SPS Serviced  Mortgage Loan for which a Payoff was received on or after the first  calendar  day of the month of such  Distribution  Date and before the 15th  calendar  day of such month,  an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  With respect to any Certificate,  either the percentage set forth on the face thereof or equal to the percentage  obtained by dividing the Denomination of such Certificate by the aggregate of the  Denominations of all Certificates of the same Class.

                  Person:  Any  individual,  corporation,   partnership,  joint  venture,  association,  joint  stock  company,  trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Physical Certificates:  As defined in the Series Supplement.

                  Pledge  Instruments:  With respect to each Cooperative Loan, the Stock Power, the Assignment of Proprietary Lease and
the Security Agreement.

                  Prefunded Amount:  With respect to each Prefunding Account, the amount deposited therein on the Closing Date.

                  Prefunded Loan Group:  As defined in the Series Supplement.

                  Prefunding  Account:  Each separate  Eligible Account created and maintained by the Trust  Administrator  pursuant to
Section 3.05(g)  in the name of the  Trust  Administrator  for the  benefit  of the  Certificateholders  as  designated  in the  Series
Supplement.  Funds in a Prefunding  Account  shall be held in trust for the  Certificateholders  for the uses and purposes set forth in this  Agreement and shall not be a part of any REMIC created  hereunder;  provided,  however,  that any  investment  income earned from
Permitted Investments made with funds in the Prefunding Account shall be for the account of the Depositor.

                  Prefunding Period:  With respect to each Prefunding  Account,  the period from the Closing Date until the earliest of
(i) the date on which the  aggregate  amounts on deposit in such  Prefunding  Account are reduced to zero,  or (ii) an Event of Default occurs or (iii) the Business Day immediately preceding the last Distribution Date occurring within 90 days following the Closing Date.

                  Prepayment Interest Shortfall:  With respect to any Mortgage Loan,  Distribution Date and Principal Prepayment (other than a Payoff on a Wells Fargo  Serviced  Mortgage  Loan  received  during the period from and including the first day to and including the 13th day of the month of such  Distribution  Date or a Payoff on a Mortgage  Loan  serviced by any Servicer  other than Wells Fargo received  during the period from and  including the first day to and  including  the 14th day of the month of such  Distribution  Date)
received during the related Prepayment  Period,  the difference  between (i) one full month's interest at the applicable  Mortgage Rate
(giving effect to any applicable  Relief Act Reduction,  Debt Service Reduction and Deficient  Valuation),  as reduced by the Servicing
Fee Rate, if applicable,  on the outstanding  principal  balance of such Mortgage Loan immediately prior to such prepayment or, if such
Principal  Prepayment is a Curtailment,  the principal  amount of such  Curtailment and (ii) the amount of interest  actually  received with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

                  Prepayment  Period:  With respect to each  Distribution  Date and each Payoff with respect to a Wells Fargo  Serviced
Mortgage  Loan,  the related  "Prepayment  Period" will commence on the 14th day of the month  preceding the month in which the related
Distribution  Date occurs (or, in the case of the first  Distribution  Date,  commencing  on the Cut-off Date) and will end on the 13th day of the month in which such  Distribution  Date  occurs.  With respect to each  Distribution  Date and each Payoff with respect to a
SPS Serviced  Mortgage Loan or WMMSC  Serviced  Mortgage  Loan,  the related  "Prepayment  Period" will commence on the 15th day of the month preceding the month in which the related  Distribution Date occurs (or, in the case of the first  Distribution  Date,  commencing on the  Cut-off  Date)  and will end on the  14th day of the  month in which  such  Distribution  Date  occurs.  With  respect  to each
Distribution  Date and each Payoff with  respect to any  Mortgage  Loan  serviced by a  Designated  Servicer,  the related  "Prepayment
Period" will be the period set forth in the related  Designated  Servicing  Agreement.  With respect to each Distribution Date and each
Payoff with respect to a GreenPoint  Serviced  Mortgage  Loan and each  Curtailment  with  respect to any  Mortgage  Loan,  the related
"Prepayment Period" will be the calendar month preceding the month in which such Distribution Date occurs.

                  Prepayment  Premium:  With  respect to any Mortgage  Loan,  any fee or premium  required to be paid if the  Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                  Principal Prepayment:  Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

                  Private Certificates:  As defined in the Series Supplement.

                  Proprietary  Lease:  The  lease  on a  Cooperative  Unit  evidencing  the  possessory  interest  of the  owner of the
Cooperative Shares in such Cooperative Unit.

                  Prospectus Supplement: As defined in the Series Supplement.

                  PUD:  Planned Unit Development.

                  Purchase  Price:  With respect to any Mortgage  Loan required to be  repurchased  by the related  Seller  pursuant to
Section 2.02  or 2.03,  or purchased at the option of the Special  Servicer  pursuant to  Section 3.17  (b), the sum of (i) 100% of the
Stated  Principal  Balance of the Mortgage Loan as of the first day of the month of such purchase,  (ii) accrued and unpaid interest on the Mortgage Loan at the  applicable  Mortgage  Rate (reduced by the related  Servicing Fee Rate, if the purchaser is also the Servicer thereof)  from the first day of the month of such  purchase  to the  first  day of the month  immediately  following  the month of such purchase,  (iii) in  the case of a Mortgage  Loan  purchased by the related  Seller or the  Depositor,  the amount of any  unreimbursed
Advances and Servicing Advances made by a Servicer,  if such Servicer is not the related Seller or the Depositor,  with respect to such
Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer,  any unreimbursed  Advances and Servicing  Advances payable to any Servicer  (other than the Servicer or Special  Servicer,  as the case may be, which is purchasing  such Mortgage  Loans)
and (iv) with  respect to any purchase by the related Seller  pursuant to  Section 2.03,  any costs and damages  actually  incurred and paid by or on behalf of the Trust in connection with any breach of the representation  and warranty set forth in Schedule  III(viii) as a result of a violation of a predatory or abusive  lending law  applicable  to such  Mortgage  Loan.  With respect to any Mortgage Loan required or allowed to be purchased,  the Special Servicer, the Certificateholder,  the related Seller or the Depositor, as applicable, shall deliver to the Trustee and the Trust Administrator an Officer's Certificate as to the calculation of the Purchase Price.

                  Qualified  Insurer:  A mortgage guaranty  insurance company duly qualified as such under the laws of the state of its principal  place of business and each state having  jurisdiction  over such insurer in connection  with the insurance  policy issued by such insurer,  duly  authorized and licensed in such states to transact a mortgage  guaranty  insurance  business in such states and to write the insurance  provided by the insurance  policy issued by it, approved as a FNMA or FHLMC approved  mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally  recognized  statistical  rating  organization.  Any replacement  insurer  with  respect to a Mortgage  Loan must have at least as high a claims  paying  ability  rating as the  insurer it replaces had on the Closing Date.

                  Qualified  Substitute  Mortgage Loan:  One or more Mortgage  Loans  substituted by the related Seller for one or more
Deleted Mortgage Loans which must, on the date of such substitution,  as confirmed in a Request for Release,  substantially in the form of Exhibit K,  individually or in the aggregate and on a weighted  average basis, as applicable  (i) have a Stated  Principal  Balance, after  deduction of the principal  portion of the Scheduled  Payment due in the month of  substitution,  not in excess of, and not more than 10% less than the Stated  Principal  Balance of the Deleted Mortgage Loan;  (ii) be accruing  interest at a rate no lower than and not more than 1% per annum  higher than,  that of the Deleted  Mortgage  Loan;  (iii) have a Loan to Value Ratio no higher than that of the Deleted  Mortgage  Loan;  (iv) have  a remaining  term to  maturity  not more than one year  greater  than or less than that of the
Deleted  Mortgage  Loan;  provided  that the  remaining  term to maturity of any such  Mortgage  Loan shall be no greater than the last maturing  Mortgage Loan  immediately  prior to any  substitution;  (v) have a Maximum  Mortgage Rate and Minimum Mortgage Rate not less than the respective such rates for the Deleted  Mortgage Loan,  have a Gross Margin equal to or greater than the Deleted  Mortgage Loan and have the same Index as the  Deleted  Mortgage  Loan;  (vi) not  be a  Cooperative  Loan  unless  the  Deleted  Mortgage  Loan was a
Cooperative Loan and (vii)  comply with each representation and warranty set forth in Section 2.03(b).

                  Rating Agency:  As defined in the Series Supplement.

                  Ratings:  As of any date of  determination,  the  ratings,  if any,  of the  Certificates  as  assigned by the Rating
Agencies.

                  Realized Loss: With respect to any Mortgage Loan, (1) with respect to each  Liquidated  Mortgage Loan, an amount (not less than zero or more than the Stated  Principal  Balance of the Mortgage Loan) as of the date of such  liquidation,  equal to (i) the
Stated Principal Balance of the Liquidated  Mortgage Loan as of the date of such liquidation,  plus (ii) interest at the applicable Net
Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not  reimbursed) to  Certificateholders  up to the related Due Date in the month in which  Liquidation  Proceeds are required to be distributed on the Stated Principal  Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation  Proceeds,  if any, received during the month in which such  liquidation  occurred,  to the extent  applied as  recoveries  of  interest  at the Net  Mortgage  Rate and to  principal  of the
Liquidated  Mortgage Loan;  (2) for any Mortgage Loan subject to a Deficient  Valuation,  the excess of the Stated Principal Balance of that Mortgage Loan over the principal  amount as reduced in connection with the proceedings  resulting in the Deficient  Valuation;  or
(3) for any Debt Service  Reduction  Mortgage  Loan,  the present value of all monthly Debt Service  Reductions  on the Mortgage  Loan, assuming that the Mortgagor pays each Scheduled  Payment on the applicable Due Date and that no Principal  Prepayments  are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

                  Recognition  Agreement:  An Agreement  among a Cooperative  Corporation,  a lender and a Mortgagor  with respect to a
Cooperative Loan whereby such parties  (i) acknowledge  that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

                  Record Date: With respect to any Distribution  Date and the Certificates  other than the LIBOR  Certificates that are
Book-Entry  Certificates on such Distribution  Date, the close of business on the last Business Day of the month preceding the month in which the applicable  Distribution Date occurs.  With respect to any Distribution  Date and the LIBOR  Certificates that are Book-Entry
Certificates on such Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

                  Recovery:  With respect to any Distribution Date and Mortgage Loan that became a Liquidated  Mortgage Loan in a month preceding  the month prior to the  Distribution  Date,  an amount  received in respect of  principal  on such  Mortgage  Loan which has previously  been  allocated  as a Realized  Loss or Applied  Loss  Amount to a Class or Classes of  Certificates,  net of  reimbursable expenses and related Excess Proceeds, if any.

                  Reference  Bank Rate:  With  respect to any  Accrual  Period  relating  to the LIBOR  Certificates  as  follows:  the arithmetic  mean  (rounded  upwards,  if  necessary,  to the nearest one sixteenth of a percent) of the offered rates for United States dollar  deposits for one month which are offered by the Reference  Banks as of 11:00 a.m.  (London time) on the Interest  Determination
Date prior to the first day of such Accrual Period to prime banks in the London  interbank  market for a period of one month in amounts approximately  equal to the aggregate  Class  Principal  Balance of the LIBOR  Certificates;  provided that at least two such Reference
Banks  provide such rate. If fewer than two offered rates appear,  the  Reference  Bank Rate will be the  arithmetic  mean of the rates quoted by one or more  major  banks in New York  City,  selected  by the Trust  Administrator  after  consultation  with  DLJMC,  as of
11:00 a.m.  (New York City time) on such date for loans in U.S.  Dollars to leading European banks for a period of one month in amounts approximately  equal to the aggregate Class Principal  Balance of the LIBOR  Certificates.  If no such quotations can be obtained,  the
Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

                  Reference  Banks:  Three  major  banks  that are  engaged  in the  London  interbank  market,  selected  by the Trust
Administrator after consultation with DLJMC.

                  Registration  Statement:  That certain registration  statement on Form S-3, as amended (Registration No. 333-130884), relating to the offering by the Depositor from time to time of its Mortgage-Backed  Pass-Through  Certificates  (Issuable in Series) as
heretofore declared effective by the Securities and Exchange Commission.

                  Regulation AB: Means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R.  §§229.1100 - 229.1123, as
such may be amended from time to time, and subject to such  clarification  and  interpretation  as have been provided by the Commission in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by
the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Regulation S:  Regulation S under the 1933 Act, as in effect from time to time.

                  Related  Pass-Through Loan Groups:  Each collection of Pass-Through  Loan Groups which share common  subordination or as otherwise set forth in the Series Supplement.

                  Relevant  Servicing  Criteria:  The Servicing Criteria  applicable to the various parties,  as set forth on Exhibit R attached hereto.  For  clarification  purposes,  multiple parties can have  responsibility  for the same Relevant  Servicing  Criteria.
With  respect to a  Servicing  Function  Participant  engaged by the  Master  Servicer,  the Trust  Administrator,  the  Trustee or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties

                  Relief Act:  The Servicemembers Civil Relief Act, as amended, and any similar state or local law.

                  Relief Act  Reductions:  With respect to any  Distribution  Date and any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most recently ended calendar month as a result of the  application of the Relief Act, the amount,  if any, by which  (i) interest  collectible  on such Mortgage Loan for the most  recently  ended  calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

                  REMIC:  A "real estate  mortgage  investment  conduit,"  within the meaning of  Section 860D  of the Code.  Reference herein to REMIC refers to each REMIC created in the Series Supplement.

                  REO Disposition:  The final sale by Wells Fargo, in its capacity as Servicer, of any REO Property.

                  REO Disposition  Fee:  With respect to each REO  Disposition,  the greater of  (i) $1,200 or (ii) one percent (1%) of the final sales price of such REO  Disposition;  provided,  that the real estate broker  commission  with respect to the liquidation of the REO  property is equal to or less than 5% except in such cases where the  property  value is less than  $100,000 or the property is located in a rural area and market  conditions  require the Servicer to pay a real estate  broker  commission  greater than 5% or prior written consent has been obtained from CSFB or their authorized representative.

                  REO Property:  A Mortgaged Property acquired by the Trust Fund through  foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Required Insurance Policy:  With respect to any  Non-Designated  Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

                  Residual Certificates:  The Class AR Certificates and Class AR-L Certificates.

                  Responsible Officer:  When used with respect to the Trust Administrator,  shall mean any officer within the corporate trust  department of the Trust  Administrator,  including any Assistant Vice President,  the Secretary,  any Vice President,  Assistant
Secretary,  the  Treasurer,  any Assistant  Treasurer,  any Trust Officer or any other officer of the Trust  Administrator  customarily performing  functions  similar to those  performed by any of the above  designated  officers and any officer within the Corporate Trust
Department having direct  responsibility  for the administration of this Agreement.  When used with respect to the Trustee,  shall mean any officer within the Corporate Trust  Department  having direct  responsibility  for the  administration  of this Agreement and also, with respect to a particular  matter,  any other  officer to whom such matter is referred  because of such  officer's  knowledge of and familiarity with the particular subject.

                  Rolling  Three-Month  Delinquency  Rate: For any Distribution  Date will be the fraction,  expressed as a percentage, equal to the average of the Delinquency  Rates for each of the three (or one and two, in the case of the first and second  Distribution
Dates) immediately preceding months.

                  Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

                  S&P:  Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  Sarbanes-Oxley  Act: The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the  Commission  promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 13.09.

                  Scheduled  Payment:  The  scheduled  monthly  payment on a Mortgage  Loan due on any Due Date  allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Securities Act:  means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  Security  Agreement:  With respect to a Cooperative  Loan, the agreement or mortgage  creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

                  Seller(s):  As defined in the Series Supplement.

                  Series:  All of the Certificates issued pursuant to an Agreement and bearing the same series designation.

                  Series  Supplement:  The agreement into which this Standard Terms is incorporated  and pursuant to which a particular
Series of Certificates is issued.

                  Servicer Employee:  As defined in Section 3.16.

                  Service(s)(ing):  In accordance with Regulation AB, the act of servicing and  administering the Mortgage Loans or any other assets of the Trust by an entity that meets the  definition of "servicer'  set forth in Item 1101 of Regulation AB and is subject to the disclosure  requirements set forth in 1108 of Regulation AB. For clarification  purposes,  any uncapitalized  occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

                  Servicer  Mortgage  File:  All  documents  pertaining  to a Mortgage  Loan not required to be included in the Trustee
Mortgage File and held by the Master Servicer or the related Servicer or any Sub-Servicer.

                  Servicers:  As defined in the Series Supplement.

                  Servicing Advance:  With respect to the Non-Designated  Mortgage Loans, all customary,  reasonable and necessary "out of pocket"  costs and  expenses  incurred  prior to, on or after the Cut-off  Date in the  performance  by a Servicer of its  servicing obligations  related to such  Mortgage  Loans,  including,  but not  limited to, the cost  (including  reasonable  attorneys'  fees and disbursements)  of (i) the  preservation,  restoration  and protection of a Mortgaged  Property,  (ii) compliance  with the obligations under Section 3.11 and any enforcement or judicial  proceedings,  including  foreclosures,  (iii) the management and liquidation of any
REO Property  (including  default  management  and similar  services,  appraisal  services and real estate broker  services),  (iv) any expenses  incurred by a Servicer in connection with obtaining an  environmental  inspection or review pursuant to the second  paragraph of  Section 3.11(a),  (v) compliance  with the obligations under  Section 3.09,  (vi) locating any documents missing from the Trustee's
Mortgage File and  (vii) obtaining  broker price  opinions.  In no event shall any Servicer be required to make any  Servicing  Advance which would constitute a Nonrecoverable Advance.

                  With respect to the Designated Mortgage Loans,  Servicing Advance shall have the meaning assigned to such term in the related Designated Servicing Agreement.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Fee: As to each Mortgage Loan and any  Distribution  Date, an amount equal to one month's  interest at the
Servicing Fee Rate on the Stated  Principal  Balance of such Mortgage  Loan as of the Due Date in the month of such  Distribution  Date
(prior to giving  effect to any Scheduled  Payments due on such  Mortgage  Loan on such Due Date),  subject to reduction as provided in
Section 3.14.

                  Servicing Fee Rate:  As to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule.

                  Servicing Function  Participant:  Any Servicer,  the Master Servicer or the Trust Administrator and any Sub-Servicer,
Subcontractor  or any other Person (other than the Trustee)  contracted by a Servicer,  the Master Servicer or the Trust  Administrator
that is performing  activities  addressed by the Servicing Criteria,  unless, with respect to any Sub-Servicer,  Subcontractor or other
Person contracted by a Servicer,  the Master Servicer or the Trust  Administrator,  such Person's  activities relate only to 5% or less of the Mortgage Loans  (measured by aggregate  Stated  Principal  Balance of the Mortgage  Loans,  annually at the  commencement of the calendar  year prior to the year in which an Assessment  of  Compliance  is required to be  delivered,  multiplied  by a fraction,  the numerator of which is the number of months during which such Servicing  Function  Participant  Services the related  Mortgage Loans and the  denominator  of which is 12, or, in the case of the year in which the Closing Date occurs,  the number of months  elapsed from the
Cut-off Date to the end of such calendar year).

                  Servicing  Officer:  Any officer of a Servicer involved in, or responsible for, the  administration  and servicing of the related Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers  furnished to the Trustee and the
Trust  Administrator  by a Servicer on the Closing Date pursuant to this  Agreement,  as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

                  Special  Hazard Loss: A Realized  Loss (or portion  thereof)  with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged  Property  (including  any Realized Loss due to the presence or suspected  presence of hazardous wastes or substances on mortgaged  property) which is not covered by a standard hazard  maintenance policy with extended coverage or by a flood  insurance  policy,  if applicable  (or which would not have been covered by such a policy had such a policy been  maintained), which is caused by or results from any cause  except:  (i) wear  and tear,  deterioration,  rust or  corrosion,  mold,  wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling,  subsidence,  cracking, shrinkage, bulging or expansion of pavements,  foundations,  walls, floors, roofs or ceilings;  (iii) errors in design, faulty workmanship or faulty materials,  unless the collapse of the property or part thereof ensues and then only for the ensuing loss;  (iv) nuclear  or chemical  reaction or nuclear radiation  or  radioactive  or chemical  contamination,  all whether  controlled  or  uncontrolled,  and whether such loss be direct or indirect,  proximate or remote;  (v) hostile or warlike  action in time of peace or war,  including  action in hindering,  combating or defending  against an actual,  impending or expected  attack (a) by any government of sovereign  power,  de jure or de facto, or by any authority  maintaining or using military,  naval or air forces,  (b) by military,  naval or air forces,  or (c) by an agent of any such government,  power, authority or forces;  (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;  or  (vii) insurrection,  rebellion,  revolution,  civil  war,  usurped  power or action  taken by  governmental  authority  in hindering,  combating  or  defending  against  such  occurrence,  seizure or  destruction  under  quarantine  or  customs  regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

                  Special Hazard Loss Coverage Amount: With respect to the Class C-B Certificates,  as of the Closing Date, the Initial
Special Hazard Loss Coverage Amount and subject to reduction from time to time, to be an amount equal on any  Distribution  Date to the lesser of (a) the greatest of (i) 1% of the Aggregate  Related  Pass-Through  Collateral  Balance,  (ii) twice the principal balance of the largest Mortgage Loan in the related  Pass-Through  Loan Groups and (iii) the  aggregate Stated Principal  Balances of the Mortgage
Loans in the related  Pass-Through  Loan Groups secured by Mortgaged  Properties  located in the single California postal zip code area having the highest  aggregate  principal balance of any such zip code area and (b) the Initial Special Hazard Loss Coverage Amount less the amount,  if any, of losses  attributable to Special Hazard Losses allocated to the Class C-B  Certificates  since the Closing Date.
All Stated  Principal  Balances for the purpose of this  definition  will be calculated as of the first day of the month preceding such
Distribution  Date after giving effect to scheduled  installments of principal and interest on the Mortgage Loans then due,  whether or not paid. The Special Hazard Loss Coverage  Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the Rating  Agencies as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

                  Special Hazard Loss Coverage  Termination  Date:  The date on which the Special Hazard Loss Coverage  Amount has been reduced to zero.

                  Special  Serviced  Mortgage  Loan:  The Mortgage  Loans for which the Special  Servicer acts as servicer  pursuant to
Section 3.17 (a).

                  Special Servicer: As defined in the Series Supplement.

                  SPS:  Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns.

                  SPS Mortgage  Loans:  Any SPS Serviced  Mortgage Loans for which SPS has not entered into a subservicing  arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.
                  SPS Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule for which SPS is the applicable Servicer or the Special Servicer.

                  Standard Hazard Policy: Each standard hazard insurance policy or replacement therefor referred to in Section 3.09.

                  Standard Terms:  This Standard Terms of Pooling and Servicing Agreement, dated as of February 1, 2007.

                  Stated  Principal  Balance:  With respect to any Mortgage Loan and date of  determination,  the principal  balance of such Mortgage Loan as of the Cut-off Date, after  application of the principal  portion of all Scheduled  Payments due on or before the
Cut-off Date, whether or not received,  increased by the portion of any Capitalization  Reimbursement Amount allocable to such Mortgage
Loan,  minus the sum of (i) all amounts  allocable to principal that have been distributed to  Certificateholders  with respect to such
Mortgage Loan on or before that date of  determination  and (ii) any Realized  Losses on such Mortgage Loan that have been allocated to one or more Classes of Certificates on or before that date of determination.

                  Stock Power:  With respect to a Cooperative  Loan, an  assignment  of the stock  certificate  or an assignment of the
Cooperative Shares issued by the Cooperative Corporation.

                  Streamlined  Mortgage Loan: A Mortgage Loan  originated in connection  with the refinance of a mortgage loan pursuant to the related Seller's streamlined documentation program then in effect.

                  Subcontractor:  Any vendor,  subcontractor  or other  Person that is not  responsible  for the overall  servicing  of
Mortgage Loans but performs one or more discrete  functions  identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer or the Trust Administrator.

                  Subordinate Certificates:  As defined in the Series Supplement.

                  Subsequent  Cut-off Date:  With respect to any  Subsequent  Mortgage  Loan,  the first day of the month on which such
Mortgage Loan is transferred to the Trust.

                  Subsequent  Mortgage Loan: Any Mortgage Loan other than an Initial  Mortgage Loan conveyed to the Trust Fund pursuant to  Section 2.01  hereof and to a Subsequent  Transfer  Agreement,  which  Mortgage  Loan shall be listed on the revised  Mortgage Loan
Schedule  delivered  pursuant to this Agreement and on Schedule A to such Subsequent  Transfer  Agreement.  When used with respect to a single  Subsequent  Transfer  Date,  Subsequent  Mortgage  Loan shall mean a  Subsequent  Mortgage  Loan  conveyed to the Trust on that
Subsequent Transfer Date.

                  Subsequent  Transfer  Agreement:  A Subsequent  Transfer  Agreement  substantially  in the form of Exhibit X  hereto, executed and delivered by and among the Depositor, DLJMC and the Trustee.

                  Subsequent Transfer Date: For any Subsequent  Transfer Agreement,  the date the related Subsequent Mortgage Loans are transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

                  Sub-Servicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance  (whether directly or through  sub-servicers or Subcontractors) of Servicing  functions required to be performed under this
Agreement,  any related  Designated  Servicing  Agreement  or any  sub-servicing  agreement  that are  identified  in  Item 1122(d)  of
Regulation AB.

                  Subservicing  Agreement:  An  agreement  between a Servicer  and a  Sub-Servicer  for the  servicing  of the  related
Mortgage Loans.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  Supplemental Interest Account: As defined in the Series Supplement.

                  Supplemental  Interest Trust: The trust created pursuant to Section 4.08  herein and designated as the  "Supplemental
Interest Trust,"  consisting of the Swap Agreement,  the Supplemental  Interest Account and the right to receive Net Swap Payments from the Swap Counterparty.

                  Supplement Interest Trust Payment:  As defined in the Series Supplement.

                  Supplemental Interest Trust Trustee:  As defined in the Series Supplement.

                  Swap Agreement:  As defined in the Series Supplement.

                  Swap Certificates:  As defined in the Series Supplement.

                  Swap Counterparty:  As defined in the Series Supplement.

                  Swap Counterparty Payment:  As defined in the Series Supplement.

                  Swap Payment Date:  As defined in the Series Supplement.

                  Targeted Overcollateralization Amount:  As defined in the Series Supplement.

                  Tax Matters Person:  The person  designated as "tax matters person" in the manner provided under Treasury  regulation
§  1.860F  4(d) and  temporary  Treasury  regulation  § 301.6231(a)(7)1T.  Initially,  the  Tax  Matters  Person  shall  be  the  Trust
Administrator.

                  Telerate  Page 3750:  The display  designated  as page 3750 on Bridge  Telerate  Service  (or such  other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

                  Terminating  Auction  Date:  With  respect  to  Loan  Group  1,  Loan  Group  2 and  Loan  Group  3,  as  defined  in
Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Purchaser:  With  respect  to Loan  Group 1,  Loan  Group 2 and Loan  Group  3, as  defined  in
Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Sale:  With  respect  to  Loan  Group  1,  Loan  Group  2 and  Loan  Group  3,  as  defined  in
Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating Entity:  The entity determined by the Trust Administrator pursuant to Section 11.02 of this Agreement.

                  Transferring Servicer:  As defined in Section 3.17 (a) hereof.

                  Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

                  Trigger Event:  As defined in the Series Supplement.

                  Trust Administrator:  As defined in the Series Supplement.

                  Trust Administrator Fee:  As set forth in Section 10.05.

                  Trust Administrator Fee Rate:  As defined in the Series Supplement.

                  Trust Collateral:  With respect to the Pass-Through Loan Groups, as defined in Section 11.01(c)(i),  and with respect to any Floater Loan Group, as defined in Section 11.01(c)(ii).

                  Trustee:  As defined in the Series Supplement.

                  Trustee  Mortgage File: The mortgage  documents  listed in Section 2.01  hereof  pertaining to a particular  Mortgage
Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

                  Trust Fund:  The corpus of the Trust  created by this  Agreement  consisting  of the  collateral  transferred  to the
Trustee in trust for the benefit of Certificateholders pursuant to Section 2.01(a).

                  Trust Receipt and Final Certification:  As defined in Section 2.02(a).

                  Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

                  Underwriter's  Exemption:  Prohibited  Transaction  Exemption 2002-41,  67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

                  U.S.  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity treated as a corporation  or  partnership  for federal  income tax purposes  created or organized in, or under the laws of, the United  States,  any
State  thereof or the District of Columbia,  an estate or trust whose income from sources  without the United  States is  includable in gross  income for United  States  federal  income tax purposes  regardless  of its  connection  with the conduct of a trade or business within the United States, or any trust treated as a United States Person under Code Section 7701(a)(30).

                  Voting Rights:  As defined in the Series Supplement.

                  Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns.

                  Wells Fargo Serviced  Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Wells Fargo is the applicable Servicer.

                  WMMSC:  Washington Mutual Mortgage Securities Corp., a Delaware corporation, and its successors and assigns.

                  WMMSC Serviced  Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which WMMSC is the applicable Servicer.

                                                              ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                    REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      As set forth in the Series Supplement.

                  (b)      In connection  with the transfer and assignment set forth in clause  (a) above,  the Depositor has delivered or caused to be delivered to a Custodian  for the benefit of the  Certificateholders,  the documents  and  instruments  with respect to each Initial Mortgage Loan as assigned:

                  (i)      (A) the  original  Mortgage  Note  bearing all  intervening  endorsements  and  including  any riders to the
Mortgage Note, endorsed "Pay to the order of  ________________,  without recourse" and signed in the name of the last named endorsee by an authorized  officer or (B) with respect to any Lost Mortgage  Note, a lost note  affidavit  and  indemnity  from the related  Seller stating that the original  Mortgage  Note was lost or  destroyed,  (together  with a copy of such  Mortgage  Note,  if  available)  and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

                  (ii)     the original of any guarantee executed in connection with the Mortgage Note (if any);

                  (iii)    for each Mortgage Loan that is not a MERS Mortgage Loan, the original  Mortgage,  with evidence of recording thereon,  or copies certified by the related  recording office or if the original Mortgage has not yet been returned from the recording office,  a copy  certified by or on behalf of the related  Seller  indicating  that such Mortgage has been delivered for recording (the return  directions for the original Mortgage should indicate,  when recorded,  mail to the related Seller) and in the case of each MERS
Mortgage Loan, the original Mortgage,  noting the presence of the MIN of the related Mortgage Loan and either language  indicating that the Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM Loan or if the Mortgage  Loan was not a MOM Loan at  origination,  the original  Mortgage  and the  assignment  thereof to MERS,  with  evidence  of  recording  indicated  thereon or a copy of the  Mortgage certified by the public recording office in which such Mortgage has been recorded;

                  (iv)     the originals of all assumption,  modification,  consolidation or extension agreements,  (or, if an original of any of these  documents has not been returned from the  recording  office,  a copy thereof  certified by or on behalf of the related
Seller,  the  original to be delivered to the related  Seller  forthwith  after  return from such  recording  office) with  evidence of recording thereon, if any;

                  (v)      for  each  Mortgage  Loan  that  is not a MERS  Mortgage  Loan,  the  original  Assignment  of  Mortgage  as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

                  (vi)     for  each  Mortgage  Loan  that  was not a MERS  Mortgage  Loan at its  origination,  the  originals  of any intervening recorded Assignments of Mortgage,  showing a complete chain of assignment from origination to the last assignee,  including warehousing  assignments,  with  evidence of recording  thereon  (or, if an original  intervening  Assignment  of Mortgage has not been returned from the recording  office,  a copy thereof  certified by or on behalf of the related Seller,  the original to be delivered to the Custodian forthwith after return from such recording office);

                  (vii)    the original mortgage title insurance policy, or copy of title commitment (or in appropriate  jurisdictions, attorney's opinion of title and abstract of title); and

                  (viii)   with respect to a Cooperative Loan, if any, the originals of the following documents or instruments:

                           (A) the Cooperative Shares, together with the Stock Power in blank;

                           (B) the executed Security Agreement;

                           (C) the  executed  Proprietary  Lease and the  Assignment  of  Proprietary  Lease to the  originator  of the
Cooperative Loan;

                           (D) the executed Recognition Agreement;

                           (E) Copies  of the  original  UCC  financing  statement,  and  any  continuation  statements,  filed  by the originator  of such  Cooperative  Loan as secured  party,  each with  evidence of  recording  thereof,  evidencing  the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                           (F) Copies of the filed UCC  assignments  or  amendments of the security  interest  referenced in clause (E)
above showing an unbroken  chain of title from the  originator to the Trust,  each with evidence of recording  thereof,  evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

                           (G) An executed  assignment of the interest of the originator in the Security  Agreement,  the Assignment of
Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

                           (H) For any  Cooperative  Loan that has been modified or amended,  the original  instrument  or  instruments effecting such modification or amendment.

                  In addition,  in connection  with the  assignment of any MERS Mortgage  Loan, the related Seller agrees that it shall cause,  at the related  Seller's  expense,  the MERS® System to indicate  that such  Mortgage  Loans have been  assigned by the related
Seller to the Trustee in accordance with this Agreement (and any Subsequent Transfer  Agreement,  if applicable) for the benefit of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased or substituted in accordance  with this  Agreement)  the  information  required  by the MERS®  System to  (a) identify  the  Trustee  and  (b) identify  the series of the
Certificates  issued in connection with such Mortgage Loans. The Trustee shall confirm,  or cause the related Custodian to confirm,  on the Final  Certification of the related Custodian  whether or not such assignment has occurred.  The related Seller further agrees that it shall  not,  and shall not  permit a Servicer  to,  and each  related  Servicer  agrees  that it shall  not,  alter the  information referenced in this paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased or substituted in accordance with the terms of this Agreement.

                  Further,  each  Servicer is  authorized  and empowered by the Trustee,  on behalf of the  Certificateholders  and the
Trustee,  in its own name or in the name of any  Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be,  believes it appropriate in its best judgment to register any Mortgage Loan on the MERS® System,  or cause the removal from the  registration of any
Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its  successors  and  assigns.  Any costs  incurred by a Servicer  pursuant to this paragraph shall be considered a Servicing Advance and shall be reimburseable to such Servicer.

                  In the event the  Depositor  delivers to a Custodian  certified  copies of any  document or  instrument  set forth in
2.01(b) because  of a delay caused by the public  recording office in returning any recorded  document,  the Depositor shall deliver or cause to be delivered to such  Custodian,  within 60 days of the Closing Date or the related  Subsequent  Transfer Date, as applicable, an Officer's  Certificate which shall (i) identify the recorded document,  (ii) state that the recorded document has not been delivered to such Custodian due solely to a delay caused by the public recording  office,  and (iii) state the amount of time generally  required by the applicable recording office to record and return a document submitted for recordation.

                  In the event that in connection  with any Mortgage Loan the Depositor  cannot deliver (a) for a Mortgage Loan that is not a MERS Mortgage Loan,  the original  recorded  Mortgage,  (b) all  interim  recorded  assignments or (c) the  lender's title policy
(together with all riders thereto)  satisfying the  requirements set forth above,  concurrently  with the execution and delivery hereof because such document or documents  have not been returned from the  applicable  public  recording  office in the case of clause (a) or
(b) above,  or because the title policy has not been delivered to the related  Seller or the Depositor by the applicable  title insurer in the case of clause  (c) above,  the  Depositor  shall  promptly  deliver  to the  related  Custodian,  in the case of clause  (a) or
(b) above,  such original Mortgage or such interim  assignment,  as the case may be, with evidence of recording  indicated thereon upon receipt thereof from the public recording office, or a copy thereof,  certified, if appropriate,  by the relevant recording office and, in the case of clause (c) above, any title policy upon receipt from the applicable title insurer.

                  As promptly as  practicable  subsequent to such transfer and  assignment,  and in any event,  within thirty (30) days thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each  Assignment of Mortgage,  as the assignee  thereof,  (ii) cause such  assignment to be in proper form for recording in the  appropriate  public office for real property records within  thirty (30) days  after receipt thereof and (iii) cause to be delivered for recording in the appropriate  public office for real property  records the  assignments of the Mortgages to the Trustee,  except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the information  required to prepare such assignment in recordable  form,  DLJMC's  obligation to do so and to deliver the same for such  recording  shall be as soon as  practicable  after  receipt of such  information  and in any event within thirty (30) days after the receipt  thereof,  and DLJMC need not cause to be recorded any assignment which relates to a Mortgage
Loan in any  jurisdiction  under  the laws of which,  as  evidenced  by an  Opinion  of  Counsel  delivered  by the  Depositor  (at the
Depositor's  expense) to the Trustee,  the Trust  Administrator and DLJMC,  acceptable to the Rating Agencies,  the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

                  If any original  Mortgage Note referred to in  Section 2.01(b)(i) above  cannot be located,  the  obligations  of the
Depositor  to deliver such  documents  shall be deemed to be satisfied  upon  delivery to the related  Custodian of a photocopy of such
Mortgage  Note, if available,  with a lost note affidavit and  indemnity.  If any of the original  Mortgage Notes for which a lost note affidavit  and indemnity was delivered to the  Custodian is  subsequently  located,  such original  Mortgage Note shall be delivered to such Custodian within three (3) Business Days.

                  (c)      The Trustee and the Trust  Administrator are authorized to enter into one or more Custodial  Agreements,  at the direction of the Depositor,  for the purpose of having a Custodian  maintain  custody of the documents and instruments  referred to in this  Section 2.01,  and any documents  delivered  thereunder  shall be delivered to such  Custodian and any Officer's  Certificates delivered with respect thereto shall be delivered to the Trustee, the Trust Administrator and such Custodian.

                  (d)      It is the express  intent of the parties to this  Agreement that the conveyance of the Mortgage Loans by the
Depositor to the Trustee as provided in this  Section 2.01  be, and be construed  as, a sale of the Mortgage  Loans by the Depositor to the  Trustee.  It is,  further,  not the  intention of the parties to this  Agreement  that such  conveyance  be deemed a pledge of the
Mortgage  Loans by the Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  However,  in the event that, notwithstanding  the intent of the parties to this  Agreement,  the Mortgage Loans are held to be the property of the Depositor,  or if any for any other reason this Agreement is held or deemed to create a security  interest in the Mortgage Loans then (a) this  Agreement shall also be deemed to be a  security  agreement  within the  meaning of  Articles 8 and 9 of the New York  Uniform  Commercial  Code;
(b) the  conveyance  provided for in this Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the  Certificateholders  of a security  interest in all of the Depositor's  right,  title and interest in and to the Trust Fund and all proceeds of the conversion,  voluntary or  involuntary,  of any portion of the Trust Fund into cash or other liquid  property;  (c) the possession  by the Trustee or any  Custodian  of such items of property  and such other  items of property as  constitute  instruments, money,  negotiable  documents or chattel paper shall be deemed to be "in  possession  by the secured  party" for purposes of perfecting the security  interest  pursuant to Section 9-313 of the New York Uniform  Commercial  Code; and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or acknowledgments,  receipts or confirmations  from,  financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the benefit of the  Certificateholders  for the purpose of perfecting such security  interest under applicable law (except that nothing in this clause  (d) shall  cause any person to be deemed to be an agent of the Trustee for any  purpose  other than for  perfection  of such  security  interests  unless,  and then only to the extent,  expressly  appointed and  authorized by the Trustee in writing).  The
Depositor and the Trustee, upon directions from the Depositor,  shall, to the extent consistent with this Agreement,  take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage  Loans,  such security interest would be deemed to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such throughout the term of this Agreement.

                  (e)      The Depositor  hereby  authorizes and directs the Trust  Administrator  to (i) execute the Interest Rate Cap
Agreements and Swap  Agreements,  and (ii) to ratify,  on behalf of the Trust, the terms agreed to by the Depositor with respect to the
Interest Rate Cap  Agreements  and Swap  Agreements.  The  Depositor  shall pay or cause to be paid on behalf of the Trust the payments owed to the Counterparties as of the Closing Date pursuant to the terms of the Interest Rate Cap Agreements and Swap Agreements.

                  (f)      Upon one  Business  Day's  prior  written  notice to the  Trustee,  the Trust  Administrator  and the Rating
Agencies,  on any Business Day designated by the Depositor during a Prefunding Period, the Depositor,  the Seller and the Trustee shall complete,  execute and deliver a Subsequent  Transfer  Agreement so long as each Rating  Agency has provided  notice that the execution and  delivery of such  Subsequent  Transfer  Agreement  will not result in a reduction  or  withdrawal  of the ratings  assigned to the
Certificates on the Closing Date.

                  The  transfer of  Subsequent  Mortgage  Loans and the other  property  and rights  relating  to them on a  Subsequent
Transfer Date is subject to the satisfaction of each of the following conditions:

                           (i) each Subsequent  Mortgage Loan conveyed on such Subsequent  Transfer Date satisfies the  representations and warranties  applicable to it under this Agreement as of the applicable  Subsequent Transfer Date; provided,  however, that with respect to a breach of a  representation  and warranty with respect to a Subsequent  Mortgage Loan, the obligation  under
         Section 2.03  of this Agreement of the Seller to cure,  repurchase or replace such Subsequent  Mortgage Loan shall  constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

                           (ii) the Rating  Agencies  shall have been  provided  with an  Opinion  of  Counsel or  Opinions  of Counsel
         (dated as of the Closing Date), at the expense of the Depositor,  with respect to the  characterization of the transfer of the
         Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date as a sale;

                           (iii) the  execution  and  delivery of such  Subsequent  Transfer  Agreement  or  conveyance  of the related
         Subsequent  Mortgage  Loans does not result in a reduction or withdrawal of any ratings  assigned to the  Certificates  on the
         Closing Date by the Rating Agencies;

                           (iv)  no  Subsequent  Mortgage  Loan  conveyed  on  such  Subsequent  Transfer  Date  was  30 or  more  days contractually delinquent as of its subsequent Cut-off Date;

                           (v)   the remaining term to stated maturity of such Subsequent Mortgage Loan will not exceed 30 years;

                           (vi) the Depositor  shall have  deposited in the  Collection  Account all  principal and interest  collected with respect to the related Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date;

                           (xii)   such Subsequent Mortgage Loan will be otherwise acceptable to the Rating Agencies;

                           (xiii) no Subsequent  Mortgage Loan will be subject to the  Homeownership  and Equity Protection Act of 1994
         or any comparable state or local law;

                           (xiv)    no such Subsequent Mortgage Loan will be a balloon loan;

                           (xv)     such  Subsequent  Mortgage Loan will satisfy the criteria set forth in  Section 2.01(f)(xv)  of the
         Series Supplement; and

                           (xvi)  following the  conveyance of the  Subsequent  Mortgage  Loans on such  Subsequent  Transfer Date, the characteristics of the Mortgage Loans in the Prefunded Group will have the characteristics  set forth in  Section 2.01(f)(xvi)
         of the Series Supplement.

                  (g)      Upon (1) delivery to the Trustee and the Trust  Administrator  by the  Depositor of a revised  Mortgage Loan
Schedule  reflecting the Subsequent  Mortgage Loans conveyed on such  Subsequent  Transfer Date and (2) delivery to the Trustee and the
Trust Administrator by the Depositor of an Officer's  Certificate  confirming the satisfaction of each of the conditions  precedent set forth in  Section 2.01(f),  the Trust  Administrator  shall remit to the Depositor the Aggregate  Subsequent Transfer Amount related to the  Subsequent  Mortgage  Loans  transferred by the Depositor on such  Subsequent  Transfer Date from funds in the related  Prefunding
Account.

                  The Trustee and the Trust  Administrator shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding  paragraph,  except for its own receipt of documents  specified  above,  and shall be entitled to rely on the required Officer's Certificate.

                  (h)      Except as  specifically  set forth in this  Agreement  or by separate  written  agreement  among the related parties hereto, the Depositor,  the Seller(s),  each Servicer and the Master Servicer agree that the provisions of this Agreement shall supersede any  provisions in any existing  mortgage loan purchase  agreement or servicing  agreement with respect to the Mortgage Loans for which the Depositor, the Seller(s), a Servicer or the Master Servicer may be a party.

                  (i)      The Trustee and the Trust  Administrator  are each hereby directed,  on or prior to the Closing Date, not in their individual  capacities but solely on behalf of the Trust, to execute and deliver each of the Designated  Servicing  Agreements in the forms  presented to them by the  Depositor,  for the benefit of the Holders of the  Certificates.  Neither the Trust  Administrator
nor the Trustee shall be  personally  liable for the payment of any  indebtedness  or expenses of the Trust or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken by the Trust  Administrator  or Trustee,  as applicable,  on behalf of the Trust under the  Designated  Servicing  Agreements  or any other  related  documents,  as to all of which recourse  shall be had  solely to the assets of the Trust in  accordance  with the terms of this  Agreement.  Every  provision  of this
Agreement relating to the conduct or affecting the liability of or affording  protection to the Trust  Administrator or the Trustee, as applicable,  shall apply to the Trust  Administrator's  and the  Trustee's  execution of each  Designated  Servicing  Agreement and the performance of any obligations thereunder.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      Pursuant to the related  Custodial  Agreement,  each Custodian  agrees to execute and deliver on the Closing
Date to the Depositor,  the Trustee and the Trust  Administrator a Trust Receipt and Initial  Certification  in the form annexed hereto as Exhibit I. Based on its  review  and  examination,  and only as to the  documents  identified  in such  Trust  Receipt  and  Initial
Certification,  each  Custodian  acknowledges  that such  documents  appear regular on their face and relate to such Mortgage Loan. The
Custodians  shall be under no duty or obligation  to inspect,  review or examine said  documents,  instruments,  certificates  or other papers to determine that the same are genuine,  enforceable or appropriate for the represented  purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

                  Pursuant to the related  Custodial  Agreement,  not later than 90 days after the Closing Date,  each Custodian  shall deliver to the Depositor,  the Trustee and the Trust  Administrator a Trust Receipt and Final  Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

                  Based  solely upon the Trust  Receipt and Initial  Certification  received  from the  Custodians,  and subject to the provisions  of  Section 2.01  and any  exceptions  noted on an exception  report  described in the next  paragraph  below,  the Trustee acknowledges  receipt of the documents  referred to in Section 2.01  above and declares that it holds and shall hold such documents and the other  documents  delivered to it  constituting  the Mortgage  File, and that it holds or shall hold all such assets and such other assets  included  in the  definition  of the  Trust  Fund in  trust  for the  exclusive  use and  benefit  of all  present  and  future
Certificateholders.

                  If, in the course of such review,  a Custodian  finds any document  constituting a part of a Mortgage File which does not  meet the  requirements  of  Section 2.01,  such  Custodian  shall  list  such as an  exception  in the  Trust  Receipt  and  Final
Certification pursuant to the related Custodial Agreement;  provided,  however, that a Custodian shall not make any determination as to whether  (i) any  endorsement  is  sufficient  to transfer all right,  title and interest of the party so  endorsing,  as noteholder or assignee  thereof,  in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

                  The related  Seller  shall  promptly  correct or cure such defect  within 90 days from the date it was so notified of such  defect  and, if the related  Seller  does not  correct or cure such  defect  within  such period and such defect  materially  and adversely  affects the interests of  Certificateholders  in the related  Mortgage Loan, the related Seller shall either  (a) substitute for the related  Mortgage Loan a Qualified  Substitute  Mortgage  Loan,  which  substitution  shall be  accomplished  in the manner and subject to the  conditions  set forth in  Section 2.03,  or  (b) repurchase  such  Mortgage  Loan within 90 days from the date that the related  Seller was  notified of such defect in writing at the  Purchase  Price of such  Mortgage  Loan;  or such longer  period not to exceed 720 days from the Closing Date if the  substitution  or repurchase of a Mortgage Loan pursuant to this  provision is required by reason of a delay in delivery  of any  documents  by the  appropriate  recording  office or title  insurer,  as  applicable;  provided, however,  that the related  Seller shall have no liability for recording any  Assignment of Mortgage in favor of the Trustee or for the
Custodian's  failure to record such  Assignment  of  Mortgage,  and  provided,  further,  that no related  Seller shall be obligated to repurchase  or cure any Mortgage  Loan solely as a result of a Custodian's  failure to record such  Assignment  of Mortgage.  The Trust
Administrator  shall deliver or direct the related  Custodian to deliver to each Rating Agency written notice within  270 days from the
Closing Date  indicating  each Mortgage Loan (a) for which a mortgage or assignment of mortgage  required to be recorded  hereunder has not been returned by the appropriate  recording  office or (b) as to which there is a dispute as to location or status of such Mortgage
Loan.  Such notice shall be delivered every 90 days thereafter  until the related  Mortgage Loan is returned to the related  Custodian.
Any such substitution  pursuant to clause (a) of the preceding  sentence shall not be effected prior to the delivery to the Trustee and the Trust Administrator of (1) the Opinion of Counsel required by Section 2.05  hereof, and (2) a Request for Release  substantially in the form of  Exhibit K.  No substitution  is permitted to be made in any calendar  month after the  Determination  Date for such month.
The  Purchase  Price for any such  Mortgage  Loan shall be remitted by the related  Seller to the related  Servicer  for deposit in the related  Collection  Account on or prior to the Business Day immediately  preceding such  Distribution  Date in the month following the month during which the related  Seller became  obligated  hereunder to repurchase or replace such Mortgage  Loan.  Upon receipt of such remittance,  the related  Servicer shall deliver a Request for Release with respect thereto  substantially  in the form of Exhibit K to the related  Custodian,  with copies to the Trustee and the Trust  Administrator,  and upon receipt of such  Request for  Release,  the related  Custodian shall release the related Mortgage File held for the benefit of the  Certificateholders  to the related Seller,  and the Trustee shall execute and deliver at the related  Seller's  direction such  instruments  of transfer or assignment  prepared by the related Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee to the related Seller.

                  If pursuant to the preceding  paragraph the related Seller  repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related  Servicer shall, at the related  Seller's  expense,  either (i) cause MERS to execute and deliver an Assignment of Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the  related  Seller and shall  cause such  Mortgage  to be removed  from registration  on the MERS® System in accordance  with MERS' rules and  regulations or (ii) cause  MERS to designate on the MERS® System the related Seller as the beneficial holder of such Mortgage Loan.

                  (b)      The related  Custodian shall execute and deliver prior to 10:00 a.m. (New York City time) on each Subsequent
Transfer Date to the Depositor,  the Trust  Administrator and each Servicer,  a Subsequent  Certification in the form annexed hereto as
Exhibit  I.  Based on its review and  examination,  and only as to the  documents  identified  in such  Subsequent  Certification,  the
Custodian  shall  acknowledge  that such documents  appear regular on their face and relate to such  Subsequent  Mortgage Loan. None of the Trustee,  the Trust  Administrator  or the related  Custodian  shall be under any duty or obligation to inspect,  review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable or appropriate for the represented  purpose or that they have actually been recorded in the real estate  records or that they are other than what they purport to be on their face.

                  Not  later  than 90 days  after the end of each  Prefunding  Period,  the  related  Custodian  shall  deliver  to the
Depositor,  the Trust  Administrator,  the Seller and each  Servicer  a Final  Certification  with  respect to the  related  Subsequent
Mortgage Loans in the form annexed hereto as Exhibit J with any applicable exceptions noted thereon.

                  If, in the course of such  review of the  Mortgage  Files  relating to the  Subsequent  Mortgage  Loans,  the related
Custodian  finds any  document  constituting  a part of a Mortgage  File which does not meet the  requirements  of  Section 2.01,  such
Custodian  shall list such as an  exception in the Final  Certification;  provided,  however,  that such  Custodian  shall not make any determination as to whether (i) any  endorsement is sufficient to transfer all right, title and interest of the party so endorsing,  as noteholder or assignee  thereof,  in and to that Mortgage Note or (ii) any assignment is in recordable  form or is sufficient to effect the  assignment of and transfer to the assignee  thereof under the mortgage to which the assignment  relates.  The related Seller shall cure any such defect or repurchase or substitute for any such Mortgage Loan in accordance with Section 2.02(a).

                  (c)      It is  understood  and agreed  that the  obligation  of the  related  Seller to cure,  substitute  for or to repurchase any Mortgage Loan which does not meet the  requirements of  Section 2.01  shall  constitute the sole remedy  respecting such defect available to the Trustee, the Trust Administrator, the Depositor and any Certificateholder against the related Seller.

                  (d)      With  respect to any  Mortgage  Loan that is  delinquent  or in  default  and for which the  related  Seller reasonably  believes breaches a representation,  warranty or covenant under the mortgage loan purchase  agreement pursuant to which the related  Seller  purchased  from the  originator or prior holder of such Mortgage  Loan, the related Seller shall have the right to (i)
repurchase  such Mortgage Loan from the Trust at any time in order to facilitate its rights against such  originator or prior holder of such Mortgage Loan at a price equal to the Purchase Price or (ii) substitute in its place a Qualified  Substitute  Mortgage Loan in the manner  and  subject  to the  conditions  relating  to  substitutions  set  forth in  Section 2.03;  provided,  however,  that any such substitution  pursuant to clause  (ii) above shall not be effected prior to the delivery to the Trustee and the Trust  Administrator of the Opinion of Counsel required by Section 2.05  hereof, if any, and any such  substitution  pursuant to clause (ii) above shall not be effected prior to the additional  delivery from the related Servicer to the Trustee,  the Trust Administrator and the related Custodian of a Request for Release  substantially  in the form of Exhibit K  relating to the Deleted  Mortgage Loan and the Mortgage File for any
such Qualified  Substitute Mortgage Loan; provided,  further,  that in no event shall such repurchases or substitutions take place with respect to Mortgage  Loans  constituting  more than 5% of the  aggregate  Cut-off Date  Principal  Balance of the  Mortgage  Loans plus amounts on deposit in the Prefunding Accounts, if any, as of the Closing Date.

                  In the event that the  related  Seller  exercises  its option to  repurchase  a Mortgage  pursuant  to the  preceding paragraph,  the Purchase Price for any such Mortgage Loan shall be remitted by the related  Seller to the related  Servicer for deposit in the related  Collection  Account.  Upon receipt of such  remittance,  the related  Servicer shall deliver a Request for Release with respect  thereto  substantially  in the  form of  Exhibit K  to the  related  Custodian,  with  copies  to the  Trustee  and the  Trust
Administrator,  and upon receipt of such Request for Release,  the related  Custodian shall release the related  Mortgage File held for the  benefit of the  Certificateholders  to the  related  Seller,  and the Trustee  shall  execute and deliver at the related  Seller's direction  such  instruments  of transfer or assignment  prepared by the related  Seller,  in each case without  recourse,  as shall be necessary  to transfer  title from the Trustee to the  related  Seller.  If pursuant  to the  preceding  paragraph  the related  Seller repurchases  a Mortgage Loan that is a MERS  Mortgage  Loan,  the related  Servicer  shall,  at the related  Seller's  expense,  either
(i) cause  MERS to execute and deliver an Assignment  of Mortgage in recordable  form to transfer the Mortgage from MERS to the related
Seller and shall  cause  such  Mortgage  to be  removed  from  registration  on the MERS®  System in  accordance  with MERS'  rules and regulations or (ii) cause MERS to designate on the MERS® System the related Seller as the beneficial holder of such Mortgage Loan.

                  SECTION 2.03.     Representations and Warranties of the Seller(s), Master Servicer and Servicers.

                  (a)      Each of DLJMC,  in its capacity as a Seller,  Wells Fargo, in its capacity as Master  Servicer,  SPS, in its capacity as Servicer,  Special Servicer and Modification Oversight Agent, Wells Fargo, in its capacity as Servicer,  GreenPoint, in its capacity as Servicer,  and WMMSC, in its capacity as Servicer,  in each case hereby makes the  representations and warranties set forth in Schedules IIA, IIB, IIC, IID, IIE and IIF hereto,  respectively,  and by this reference  incorporated herein, to the Depositor,  the
Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.  In addition,  SPS, in its capacity as Servicer,  Special Servicer and Modification Oversight Agent,  GreenPoint,  in
its  capacity as  Servicer,  and Wells  Fargo,  in its capacity as Servicer,  makes the  representations  and  warranties  set forth in
Schedules IIC, IID and IIE hereto,  respectively,  and by this reference  incorporated herein, to the Master Servicer as of the Closing
Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

                  (b)      DLJMC, in its capacity as Seller,  hereby makes the representations and warranties set forth in Schedule III as to the Mortgage Loans and by this reference  incorporated herein, to the Depositor,  the Trustee and the Trust Administrator,  as of
the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

                  (c)      Upon  discovery by any of the parties  hereto of a breach of a  representation  or warranty made pursuant to
Section 2.03(b) that  materially  and  adversely  affects the  interests  of the  Certificateholders  in any Mortgage  Loan,  the party discovering  such breach shall give prompt notice  thereof to the other  parties.  The Seller hereby  covenants  that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any  representation  or warranty made by it pursuant to  Section 2.03(b) which  materially and adversely affects the interests of the  Certificateholders in any Mortgage Loan sold by the Seller to the Trust,  it shall cure such breach in all  material  respects,  and if such breach is not so cured,  shall,  (i) if such 90 day period expires prior to the second  anniversary of the Closing Date,  remove such Mortgage Loan (a "Deleted Mortgage Loan")
from the Trust Fund and substitute in its place a Qualified  Substitute  Mortgage Loan, in the manner and subject to the conditions set forth in this  Section 2.03;  or  (ii) repurchase  the affected Mortgage Loan or Mortgage Loans at the Purchase Price in the manner set forth below;  provided,  however,  that any such substitution  pursuant to (i) above shall not be effected prior to the delivery to the
Trustee and the Trust  Administrator  of the Opinion of Counsel  required by  Section 2.05  hereof,  if any, and any such  substitution pursuant to (i) above  shall not be effected  prior to the  additional  delivery  from the related  Servicer to the Trustee,  the Trust
Administrator  and the related  Custodian  of a Request  for Release  substantially  in the form of  Exhibit K  relating to the Deleted
Mortgage Loan and the Mortgage File for any such Qualified  Substitute  Mortgage Loan. The Seller shall promptly reimburse the Trustee, the Trust  Administrator,  the Special Servicer and the related Servicer (if such Servicer is not the Seller of such Mortgage Loan) for any actual out of pocket expenses reasonably  incurred by the Trustee,  the Trust  Administrator,  the Special Servicer and the related
Servicer  (if such  Servicer is not the Seller of such  Mortgage  Loan) in respect of enforcing  the  remedies  for such  breach.  With respect to any representation  and warranties  described in this  Section 2.03 which  are made to the best of the Seller's knowledge if it is discovered by any of the Depositor,  the Master  Servicer,  the Seller,  any Servicer,  the Special  Servicer,  the  Modification
Oversight Agent, the Trustee or the Trust  Administrator that the substance of such  representation and warranty is inaccurate and such inaccuracy  materially  and  adversely  affects the value of the  related  Mortgage  Loan or the  interests  of the  Certificateholders therein,  notwithstanding  the Seller's  lack of knowledge  with respect to the  substance  of such  representation  or warranty,  such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                  With respect to any Qualified  Substitute  Mortgage Loan or Loans, the Seller shall deliver to the related  Custodian for the benefit of the  Certificateholders  the Mortgage Note,  the Mortgage,  the related  assignment of the Mortgage,  and such other documents and agreements as are required by  Section 2.01(b),  with the Mortgage Note endorsed and the Mortgage assigned as required by
Section 2.01.  No substitution  is permitted to be made in any calendar month after the  Determination  Date for such month.  Scheduled
Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the Trust Fund and shall  be  retained  by the  Seller  on the  next  succeeding  Distribution  Date.  For the  month of  substitution,  distributions  to
Certificateholders  will include the monthly  payment due on any Deleted  Mortgage Loan for such month and  thereafter the Seller shall be entitled  to retain all amounts  received  in respect of such  Deleted  Mortgage  Loan.  The Seller  shall amend the  Mortgage  Loan
Schedule for  the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the substitution of the
Qualified  Substitute  Mortgage  Loan or Loans and the Seller shall  deliver the amended  Mortgage Loan  Schedule to  the Trustee,  the
Servicers and the Trust  Administrator.  Upon such substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this  Agreement in all  respects,  and the Seller shall be deemed to have made with respect to such  Qualified  Substitute
Mortgage Loan or Loans,  as of the date of  substitution,  the  representations  and warranties  made pursuant to  Section 2.03(b) with respect to such Mortgage  Loan.  Upon any such  substitution  and the deposit to the  Collection  Account of the amount  required to be deposited  therein in connection  with such  substitution  as described in the  following  paragraph,  the Trustee  shall  instruct the related  Custodian to release the Mortgage File held for the benefit of the  Certificateholders  relating to such Deleted Mortgage Loan to the Seller and the Trustee shall execute and deliver at the Seller's  direction such instruments of transfer or assignment  prepared by the Seller,  in each case without  recourse,  as shall be  necessary to vest title in the Seller,  or its  designee,  the  Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For any month in which  the  Seller  substitutes  one or more  Qualified  Substitute  Mortgage  Loans for one or more
Deleted  Mortgage Loans, the Master Servicer shall determine the amount (if any) by which the aggregate  principal  balance of all such
Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such
Deleted  Mortgage  Loans  (after  application  of the  scheduled  principal  portion  of the  monthly  payments  due  in the  month  of substitution).  The amount of such  shortage  (the  "Substitution  Adjustment  Amount")  plus an amount  equal to the  aggregate of any unreimbursed  Advances,  Servicing  Advances and unpaid Servicing Fees with respect to such Deleted Mortgage Loans shall be remitted to the related Servicer for deposit in the related  Collection  Account by the Seller on or before the Business Day immediately  preceding the  Distribution  Date in the month  succeeding  the  calendar  month  during which the related  Mortgage  Loan became  required to be repurchased  or replaced  hereunder.  Upon receipt of such  remittance,  the related  Servicer shall deliver a Request for Release with respect  thereto  substantially  in the  form of  Exhibit  K to the  related  Custodian,  with  copies  to the  Trustee  and the  Trust
Administrator.

                  One or more mortgage loans may be substituted for one or more Deleted  Mortgage Loans.  The  determination of whether a mortgage  loan is a Qualified  Substitute  Mortgage  Loan may be satisfied on an individual  basis.  Alternatively,  if more than one mortgage loan is to be substituted  for one or more Deleted  Mortgage  Loans,  the  characteristics  of such mortgage loans and Deleted
Mortgage Loans shall be aggregated or calculated on a weighted  average  basis,  as  applicable,  in determining  whether such mortgage loans are Qualified Substitute Mortgage Loans.

                  In the event that the Seller  shall be  required to  repurchase  a Mortgage  Loan  pursuant  to this  Agreement,  the
Purchase  Price  therefor  shall be remitted to the related  Servicer  for deposit in the related  Collection  Account on or before the
Business Day immediately  preceding the  Distribution  Date in the month  following the month during which the Seller became  obligated hereunder to repurchase or replace such Mortgage Loan.  Upon receipt of such  remittance of the Purchase  Price,  the related  Servicer shall deliver a Request for Release with respect thereto  substantially in the form of Exhibit K to the related Custodian,  with copies to the Trustee and the Trust  Administrator,  and upon receipt of such Request for Release,  the related  Custodian  shall  release the related  Mortgage  File held for the benefit of the  Certificateholders  to such Person,  and the Trustee  shall execute and deliver at such Person's  direction such instruments of transfer or assignment  prepared by such Person, in each case without  recourse,  as shall be necessary to transfer title from the Trustee.  It is understood  and agreed that the  obligation  under this Agreement of any Person to cure,  repurchase or substitute  any Mortgage Loan as to which a breach has occurred and is  continuing  shall  constitute  the sole remedy  against  such  Persons  respecting  such  breach  available  to  Certificateholders,  the  Depositor,  the Trustee or the Trust
Administrator on their behalf.

                  The  representations  and  warranties  made pursuant to this  Section 2.03  shall survive  delivery of the respective
Mortgage Files to the Trustee, the Trust Administrator or the Custodians for the benefit of the Certificateholders.

                  Notwithstanding  the foregoing,  the  substitution of a Deleted Mortgage Loan or the repurchase of a Mortgage Loan by the Seller shall be subject to, and shall in no way adversely  affect,  the rights of the owner of the servicing rights related to such
Deleted Mortgage Loan or Mortgage Loan, as applicable.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  The  Depositor  hereby  represents  and warrants to the Trustee with  respect to the Mortgage  Loans that,  as of the
Closing Date,  assuming good title has been conveyed to the Depositor,  the Depositor had good title to the Mortgage Loans and Mortgage
Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

                  It is understood and agreed that the  representations  and warranties  set forth in this  Section 2.04  shall survive delivery of the Mortgage Files to the related Custodian.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  Notwithstanding  any contrary  provision of this Agreement,  no substitution  pursuant to Section 2.02  shall be made more than ninety (90) days after the Closing Date unless the Seller delivers to the Trustee and the Trust  Administrator  an Opinion of
Counsel,  which  Opinion of Counsel  shall not be at the  expense of any of the  Trustee,  the Trust  Administrator  or the Trust Fund,
addressed to the Trustee and the Trust  Administrator,  to the effect that such  substitution  will not (i) result in the imposition of the tax on "prohibited  transactions" on the Trust Fund or contributions  after the Startup Date, as defined in Sections 860F(a)(2) and
860G(d) of  the Code,  respectively,  or  (ii) cause  any REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any
Certificates are outstanding;  provided,  however,  that no Opinion of Counsel shall be required if (A) the  substitution occurs within two years of the Closing Date and (B) the  substitution  occurs with respect to Mortgage Loans that are "defective"  under the Code and the Seller delivers to the Trustee and the Trust Administrator an Officer's Certificate substantially in the form of Exhibit Z.

                  SECTION 2.06.     Issuance of Certificates.

                  The Trustee  acknowledges  the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, receipt of which, subject to the provisions of Section 2.02,  is hereby  acknowledged.  Concurrently with such assignment and delivery and in exchange therefor,  the Trust Administrator,  pursuant to the written request of the Depositor executed by an officer of the Depositor,  has executed the Certificates  and caused them to be  authenticated  and delivered to or upon the order of the Depositor in authorized  denominations  which evidence  ownership of the Trust Fund. The rights of the Holders of such
Certificates  to receive  distributions  from the Trust Fund and all  ownership  interests of the Holders of the  Certificates  in such distributions shall be as set forth in this Agreement.

                  SECTION 2.07.     REMIC Provisions.

                  As set forth in Section 2.07 of the Series Supplement.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  (a)      The Master Servicer and each Servicer,  severally and not jointly,  hereby  covenants to the Depositor,  the
Trustee and the Trust Administrator as follows:

                           (i)      Such  Servicer or the Master  Servicer (to the extent it is a successor  servicer)  shall comply in the performance of its obligations  under this Agreement in all material  respects with all reasonable  rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

                           (ii)     No written  information,  certificate  of an  officer,  statement  furnished  in writing or written report  delivered to the Depositor,  any affiliate of the Depositor,  the Trustee or the Trust  Administrator  and prepared by the Master Servicer or such Servicer pursuant to this Agreement shall contain any untrue statement of a material fact.

                  (b)      The Master  Servicer  and each  Servicer  agrees to  indemnify  the Trust Fund,  the  Depositor,  the Master
Servicer, the Trust Administrator and the Trustee for losses, damages,  penalties,  fines, forfeitures,  reasonable and necessary legal fees and related costs,  judgments and other costs and expenses  imposed on or incurred by the Trust Fund,  the  Depositor,  the Master
Servicer,  the Trust Administrator or the Trustee, as a result of a breach of the Master Servicer's or such Servicer's,  as applicable, covenants set forth above in  Section 2.08(a);  provided,  that the Master Servicer shall not provide  indemnification  for any damages caused by information  provided to the Master  Servicer by any other party to this  Agreement,  any Designated  Servicer,  the Interest
Rate Cap Counterparty, the Swap Counterparty, any Custodian, any Subcontractor or any Sub-Servicer.

                                                              ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

                  SECTION 3.01.     Servicers to Service Mortgage Loans.

                  For and on behalf of the Certificateholders,  as independent  contractors of the Trust, (i) each Servicer,  severally and not  jointly,  shall  service and  administer  the  related  Non-Designated  Mortgage  Loans in  accordance  with the terms of this
Agreement and with Accepted  Servicing  Practices and with all  applicable  requirements  of the Servicing  Criteria,  (ii) the  Master
Servicer shall, in accordance with  Section 3.03  of this Agreement,  master service and administer the  Non-Designated  Mortgage Loans
(other than the WMMSC Serviced  Mortgage Loans) by overseeing and enforcing the servicing of the  Non-Designated  Mortgage Loans (other than the WMMSC  Serviced  Mortgage  Loans) by the related  Servicer  (other than WMMSC)  according to the terms of this  Agreement  and
(iii) the  Master Servicer shall, in accordance with the  Section 3.20 of this Agreement,  master service and administer the Designated
Mortgage  Loans by  overseeing  and  enforcing  the  servicing of the  Designated  Mortgage  Loans by the related  Designated  Servicer according to the terms of the related  Designated  Servicing  Agreement.  The  obligations of each of GreenPoint,  SPS, Wells Fargo and
WMMSC  hereunder to service and  administer  the Mortgage Loans shall be limited to the GreenPoint  Serviced  Mortgage  Loans,  the SPS
Serviced  Mortgage Loans,  the Wells Fargo Serviced  Mortgage Loans,  and the WMMSC Serviced  Mortgage  Loans,  respectively;  and with respect to the duties  and  obligations  of each  Servicer,  references  herein to  related  "Mortgage  Loans"  shall be limited to the
GreenPoint  Serviced  Mortgage Loans (and the related proceeds  thereof and related REO Properties) in the case of GreenPoint,  the SPS
Serviced  Mortgage  Loans (and the related  proceeds  thereof and related REO  Properties) in the case of SPS, the Wells Fargo Serviced
Mortgage  Loans (and the  related  proceeds  thereof  and related  REO  Properties)  in the case of Wells Fargo and the WMMSC  Serviced
Mortgage Loans (and the related  proceeds  thereof and related REO Properties) in the case of WMMSC; and in no event shall any Servicer have any  responsibility  or liability  with respect to any of the other Mortgage  Loans.  The  obligations  of the Master  Servicer to master  service and  administer  the  Mortgage  Loans shall be limited to the  GreenPoint  Serviced  Mortgage  Loans,  the SPS Serviced
Mortgage  Loans,  the Wells Fargo Serviced  Mortgage  Loans,  the Special  Serviced  Mortgage Loans and the Designated  Mortgage Loans.
Notwithstanding  anything to the contrary contained in this Agreement,  the Master Servicer shall have no obligations to master service or administer the WMMSC Serviced Mortgage Loans. In connection with such servicing and  administration of the  Non-Designated  Mortgage
Loans,  the Master  Servicer and each  Servicer  shall have full power and  authority,  acting alone and/or  through  Sub-Servicers  as provided in  Section 3.02  hereof,  to do or cause to be done any and all things that it may deem  necessary or desirable in connection with such  servicing  and  administration,  including but not limited to, the power and  authority,  subject to the terms hereof (i) to execute and  deliver,  on behalf of the  Certificateholders  and the Trust,  customary  consents or waivers and other  instruments  and documents,  (ii) to  consent to transfers of any Mortgaged  Property and  assumptions of the Mortgage Notes and related  Mortgages (but only in the manner provided in this Agreement),  (iii) to collect any Insurance  Proceeds and other Liquidation  Proceeds,  and (iv) to effectuate  foreclosure  or other  conversion of the ownership of the Mortgaged  Property  securing any Mortgage Loan;  provided,  that neither the Master  Servicer nor a Servicer  shall take any action that is  inconsistent  with or prejudices the interests of the Trust
Fund  or the  Certificateholders  in any  Mortgage  Loan  or the  rights  and  interests  of the  Depositor,  the  Trustee,  the  Trust
Administrator  or the  Certificateholders  under this Agreement.  The Master Servicer and each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own  interests in mortgage  loans in its own  portfolio in any claim, proceeding  or  litigation  regarding  a Mortgage  Loan,  and shall not make or permit any  modification,  waiver or  amendment  of any
Mortgage Loan that would cause any REMIC created  hereunder to fail to qualify as a REMIC or result in the  imposition of any tax under
Section 860F(a) or  Section 860G(d) of  the Code.  Without  limiting the  generality  of the  foregoing,  the Master  Servicer and each
Servicer,  in its own name or in the name of the Depositor and the Trust,  is hereby  authorized  and empowered by the  Depositor,  the
Trust and the Trust  Administrator,  when the Master Servicer or such Servicer believes it appropriate in its reasonable  judgment,  to execute and deliver, on behalf of the Trust, the Trustee,  the Trust Administrator,  the Depositor,  the  Certificateholders  or any of
them, any and all  instruments of  satisfaction or  cancellation,  or of partial or full release or discharge and all other  comparable instruments,  with  respect  to the  Mortgage  Loans,  and  with  respect  to the  Mortgaged  Properties  held for the  benefit  of the
Certificateholders.  The Master  Servicer and each Servicer  shall prepare and deliver to the Depositor  and/or the Trustee  and/or the
Trust  Administrator  such  documents  requiring  execution and delivery by either or both of them as are necessary or  appropriate  to enable the Master  Servicer or such  Servicer to master  service and  administer  or service and  administer  the  Mortgage  Loans,  as applicable,  to the extent that the Master  Servicer or such Servicer is not permitted to execute and deliver such  documents  pursuant to the preceding  sentence.  Upon receipt of such documents,  the Depositor and/or the Trustee or the Trust Administrator shall execute such documents and deliver them to the Master Servicer or such Servicer.

                  In accordance with the standards of the first paragraph of this  Section 3.01 and unless  determined in good faith to be a  Nonrecoverable  Advance,  each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged  Properties related to the Non-Designated  Mortgage Loans, which advances  constitute
Servicing  Advances  and shall be  reimbursable  in the first  instance  from  related  collections  from the  Mortgagors  pursuant  to
Section 3.06,  and further as provided in Section 3.08.  In no event shall any Servicer be required to make any Servicing Advance which would  constitute a  Nonrecoverable  Advance.  The costs incurred by a Servicer,  if any, in effecting the timely payments of taxes and assessments on the Mortgaged  Properties  related to the  Non-Designated  Mortgage Loans and related insurance  premiums shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the Stated Principal Balances of the related
Non-Designated  Mortgage Loans,  notwithstanding  that the terms of such Non-Designated  Mortgage Loans so permit;  provided,  however, that the  limitations  contained in this sentence shall not apply to  modifications  made pursuant to  Section 3.05(a).  The parties to this Agreement  acknowledge  that Servicing  Advances shall be  reimbursable  pursuant to the terms of this Agreement and agree that no
Servicing  Advance shall be rejected or disallowed  by any party unless it has been shown that such  Servicing  Advance was not made in accordance with this Agreement.

                  Each  Servicer  hereby  acknowledges  that, to the extent such  Servicer has  previously  serviced some or all of the
Non-Designated  Mortgage Loans pursuant to another  servicing  agreement,  the servicing  provisions  contained in this Agreement shall supersede  the servicing  provisions  contained in such other  servicing  agreement  from and after the Closing Date,  except that such other servicing  agreement shall survive and govern with respect to excess  servicing fees and termination  without cause. In addition, the Master Servicer hereby  acknowledges  that, to the extent the Master  Servicer or any Designated  Servicer has previously  serviced some or all of the  Designated  Mortgage  Loans  pursuant to another  servicing  agreement,  the  provisions  contained  in the related
Designated  Servicing  Agreement shall supersede the provisions  contained in such other servicing agreement from and after the Closing
Date.

                  Notwithstanding  anything in this Agreement to the contrary, the purchase of any Mortgage Loan by any Person shall be subject to, and shall in no way adversely affect, the rights of the owner of the servicing rights related to such Mortgage Loan.

                  With respect to each Mortgage Loan, the related  Servicer (other than WMMSC) shall fully furnish,  in accordance with the Fair Credit  Reporting Act and its  implementing  regulations  and any other  applicable  laws,  accurate and complete  information
(e.g., favorable  and unfavorable) on its borrower credit files to Equifax,  Experian and Trans Union Credit Information  Company, on a
monthly basis, to the extent that such Mortgage Loan has been serviced by such Servicer for a period of at least sixty (60) days.

                  With respect to each WMMSC  Serviced  Mortgage Loan,  WMMSC will furnish  information  regarding its borrower  credit files to  credit  reporting  agencies  in  compliance  with  the  provisions  of the Fair  Credit  Reporting  Act and its  implementing regulations applicable to WMMSC.

                  Each Servicer is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be, believes it appropriate in its best  judgment to register  any related  Mortgage  Loan on the MERS®  System,  or cause the removal from the  registration  of such
Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

                  SECTION 3.02.     Subservicing; Enforcement of the Obligations of Sub-Servicers.

                  (a)      The Non-Designated  Mortgage Loans may be subserviced by a Sub-Servicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement;  provided,  that the Sub-Servicer must be a FNMA-approved lender or a FHLMC seller/servicer  in good standing.  With respect to the  Non-Designated  Mortgage Loans, each Servicer may perform any of its servicing responsibilities  hereunder or may cause the Sub-Servicer to perform any such servicing  responsibilities on its behalf, but the use by such  Servicer of the  Sub-Servicer  shall not release such  Servicer from any of its  obligations  hereunder  and such Servicer  shall remain  responsible  hereunder for all acts and omissions of the Sub-Servicer as fully as if such acts and omissions were those of such
Servicer.  With respect to the  Non-Designated  Mortgage  Loans,  each  Servicer  shall pay all fees and  expenses of any  Sub-Servicer engaged by such Servicer from its own funds.

                  A Servicer shall not permit a Sub-Servicer  to perform any servicing  responsibilities  hereunder with respect to the
Non-Designated  Mortgage Loans unless that Sub-Servicer  first agrees in writing with such Servicer to deliver an 1123 Certificate,  an
Assessment of Compliance  and an  Accountant's  Attestation  in such manner and at such times that permits that Servicer to comply with
Sections 13.06, 13.07 and 13.08 of this Agreement.

                  Notwithstanding the foregoing,  with respect to the Non-Designated Mortgage Loans, each Servicer shall be entitled to outsource  one or more  separate  servicing  functions  to a Person  (each,  an  "Outsourcer")  that  does  not  meet  the  eligibility requirements  for a  Sub-Servicer,  so long as such  outsourcing  does not constitute the delegation of such  Servicer's  obligation to perform all or  substantially  all of the servicing of the related  Non-Designated  Mortgage Loans to such  Outsourcer.  In such event, the use by a Servicer of any such  Outsourcer  shall not release the related  Servicer from any of its  obligations  hereunder and such
Servicer shall remain  responsible  hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

                  A Servicer shall not outsource one or more separate servicing  functions hereunder with respect to the Non-Designated
Mortgage Loans to any Subcontractor  unless that  Subcontractor  first agrees in writing with such Servicer to deliver an Assessment of
Compliance and an Accountant's  Attestation in such manner and at such times that permits that Servicer to comply with  Sections 13.06,
13.07 and 13.08 of this Agreement.

                  Each  Servicer  may in  connection  with its duties as Servicer  hereunder  enter into  transactions  with any of its
Affiliates  relating to the  Non-Designated  Mortgage  Loans;  provided that (a) such  Servicer  acts (i) in  accordance  with Accepted
Servicing  Practices and the terms of this Agreement,  and (ii) in the ordinary course of business of such Servicer;  and (b) the terms of such  transaction  are no less  favorable to such  Servicer  than it would obtain in a comparable  arm's-length  transaction  with a
Person that is not an Affiliate of such Servicer.  Notwithstanding the preceding sentence,  any such transaction between a Servicer and any of its  Affiliates  shall  not  release  such  Servicer  from any of its  obligations  hereunder  and such  Servicer  shall  remain responsible  hereunder for all acts and omissions of such  Affiliate  with respect to such Mortgage Loans serviced by it as fully as if such acts and omissions  were those of such  Servicer.  Any fees and expenses  relating to such  transaction  between such Servicer and its Affiliate that are not otherwise  reimbursable  to such Servicer  pursuant to this Agreement  shall be borne by the parties thereto and shall not be an expense  or fee of the  Trust,  the  Depositor,  the  Trustee,  the Trust  Administrator,  the Seller or the Master
Servicer.

                  (b)      With respect to any Non-Designated Mortgage Loans, at the cost and expense of a Servicer,  without any right of reimbursement from the Depositor,  the Trustee,  the Trust Administrator or the applicable  Collection Account,  such Servicer shall be entitled to terminate the rights and  responsibilities  of its  Sub-Servicer  and arrange for any servicing  responsibilities  to be performed  by a successor  Sub-Servicer  meeting  the  requirements  set forth in  Section 3.02(a),  provided,  however,  that  nothing contained  herein  shall be deemed to prevent or prohibit  such  Servicer,  at such  Servicer's  option,  from  electing to service the related  Non-Designated  Mortgage  Loans itself.  In the event that a Servicer's  responsibilities  and duties under this Agreement are terminated  pursuant to  Section 8.01,  and if requested to do so by the Trustee or Trust  Administrator or such Servicer shall, at its own cost and expense terminate the rights and  responsibilities  of its Sub-Servicer as soon as is reasonably  possible.  Each Servicer shall pay all fees,  expenses or penalties  necessary in order to terminate the rights and  responsibilities  of its Sub-Servicer  from such  Servicer's own funds without any right of  reimbursement  from the Depositor,  Trustee,  Trust  Administrator,  or the applicable
Collection Account.

                  (c)      Notwithstanding  any of the provisions of this Agreement  relating to agreements or  arrangements  between a
Servicer and its  Sub-Servicer or a Servicer and its  Outsourcer,  or any reference  herein to actions taken through the  Sub-Servicer, the Outsourcer,  or otherwise,  the related Servicer shall not be relieved of its obligations to the Depositor, the Trust, Trustee, the
Trust  Administrator or  Certificateholders  and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and  administering  the related  Non-Designated  Mortgage Loans.  Each Servicer shall be entitled to enter into an agreement  with its  Sub-Servicer  and  Outsourcer  for  indemnification  of such  Servicer  by such  Sub-Servicer  or  Outsourcer,  as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  For purposes of this Agreement,  a Servicer shall be deemed to have received any collections,  recoveries or payments with respect to the related  Non-Designated  Mortgage  Loans that are  received by a related  Sub-Servicer  regardless  of whether such payments are remitted by the Sub-Servicer to such Servicer.

                  Any  Subservicing  Agreement and any other  transactions or services  relating to the  Non-Designated  Mortgage Loans involving a Sub-Servicer  shall be deemed to be between the  Sub-Servicer,  and the related  Servicer  alone,  and the  Depositor,  the
Trustee, the Trust Administrator,  the Master Servicer, the other Servicers and the Special Servicer shall have no obligations,  duties or  liabilities  with respect to a  Sub-Servicer  including no  obligation,  duty or liability  of the  Depositor,  Trustee,  the Trust
Administrator, the Master Servicer, the Special Servicer or other Servicers to pay a Sub-Servicer's fees and expenses.

                  (d)      Each Servicer is hereby  authorized to enter into a financing or other  facility  (any such  arrangement,  a
"Facility")  under which (i) such  Servicer  assigns or pledges to another person (a "Lender")  (A) such  Servicer's  rights under this
Agreement to be reimbursed  for any Advances or Servicing  Advances,  and (B) any and all rights of such Servicer  under this Agreement resulting from such  Servicer's  performance of its obligations  under this Agreement,  including,  without  limitation,  any Servicing
Fees,  interest  income,  Ancillary  Income,  and other  payments  received by such Servicer for  servicing the Mortgage  Loans related thereto and  (ii) the  Lender  agrees to fund some or all  Advances  and/or  Servicing  Advances  required to be made by such  Servicer pursuant to this Agreement.  No consent of the Trustee,  Trust  Administrator,  Master Servicer,  Certificateholders,  Rating Agency or
any other  party is  required  before  such  Servicer  may enter into a  Facility;  provided,  however,  that the  consent of the Trust
Administrator  shall be required  before such Servicer may cause to be outstanding at one time more than one Facility.  Notwithstanding the  existence of any  Facility,  such  Servicer  shall remain  obligated  pursuant to this  Agreement to make  Advances and  Servicing
Advances  pursuant  to and as  required  by this  Agreement,  and to perform all duties and  obligations  of such  Servicer  under this
Agreement and shall not be relieved of such obligations by virtue of such Facility.

                  SECTION 3.03.     Master Servicing by Master Servicer.

                  For and on behalf of the  Certificateholders,  the Master  Servicer shall oversee and enforce the obligation of Wells
Fargo,  GreenPoint and SPS to service and administer the Wells Fargo Serviced  Mortgage Loans,  GreenPoint  Serviced Mortgage Loans and
SPS Serviced  Mortgage Loans,  respectively,  in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem  necessary or  desirable  in  connection  with such master  servicing  and  administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master  Servicer shall oversee and consult with the Servicers (other than WMMSC) as necessary from time-to-time to carry out the Master Servicer's  obligations  hereunder,  shall receive,  review and evaluate all reports,  information  and other data provided to the Master  Servicer by the  Servicers  (other than
WMMSC) and shall  cause each  Servicer  (other than WMMSC) to perform and observe  the  covenants,  obligations  and  conditions  to be performed or observed by such Servicer under this Agreement.

                  With respect to any  Distribution  Date, no later than the related Cash  Remittance  Date, the Master  Servicer shall remit to the Trust  Administrator  for deposit in the  Certificate  Account  the amount of the  Compensating  Interest  Payment for the
Master Servicer,  with respect to each Mortgage Loan, for the related Prepayment Period, to the extent any of Wells Fargo,  GreenPoint,
SPS or the related Designated Servicer,  as applicable,  defaults in its obligation to make such Compensating Interest Payment pursuant to Section 3.05.  The aggregate of such deposits shall be made from the Master Servicer's own funds, without reimbursement therefor.

                  SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.
                  In the event that (A) the Master  Servicer shall for any reason no longer be Master  Servicer  hereunder,  or (B) any
Servicer  (other than WMMSC) shall for any reason no longer be a Servicer  hereunder  and the Master  Servicer  shall for any reason no longer be Master  Servicer  hereunder  (including,  in each case, by reason of an Event of Default),  then in each case, the Trustee or its successor  shall  thereupon  assume all of the rights and  obligations of the Master  Servicer or such Servicer  hereunder  arising thereafter  (except  that the  Trustee  shall not be  (i) liable  for  losses of the  Master  Servicer  or such  Servicer  pursuant  to
Section 3.09  hereof  or any  acts or  omissions  of the  related  predecessor  of the  Master  Servicer  or such  Servicer  hereunder,

(ii) obligated  to make Advances if it is prohibited  from doing so by applicable  law,  (iii) obligated  to effectuate  repurchases or substitutions  of Mortgage Loans hereunder  including,  but not limited to,  repurchases or substitutions of Mortgage Loans pursuant to
Section 2.02  or 2.03 hereof or (iv) deemed  to have made any  representations  and warranties of the Master  Servicer or such Servicer hereunder);  (v) be obligated to perform any obligation of the Master Servicer or such Servicer under  Section 13.06  or  Section 13.08 with respect to any period of time during which the Trustee was not acting as the Master  Servicer or  Servicer).  Any such  assumption shall be subject to  Section 8.02  hereof.  Notwithstanding  the  foregoing,  if the  Trustee  has become the  successor  to the Master
Servicer or a Servicer  hereunder,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint, or petition a court of competent  jurisdiction to appoint,  any  established  mortgage loan servicing  institution,  the appointment of which does not adversely  affect the  then-current  rating of the  Certificates,  as the successor to the Master Servicer or a Servicer hereunder  in the  assumption  of all or any part of the  responsibilities,  duties  or  liabilities  of the  Master  Servicer  or such
Servicer, as applicable,  provided that such successor to the Master Servicer or such Servicer,  as applicable,  shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or such Servicer, as applicable.

                  Each Servicer shall,  upon request of the Trust  Administrator,  but at the expense of such Servicer,  deliver to the assuming  party all  documents  and records  relating to each  Subservicing  Agreement or  substitute  Subservicing  Agreement  and the
Mortgage Loans then being serviced  thereunder and hereunder by such Servicer and an accounting of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and efficient  transfer of the Subservicing  Agreement or substitute  Subservicing
Agreement to the assuming party.

                  SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts; Certificate Account.

                  (a)      Continuously  from the date hereof until the principal  and interest on all  Non-Designated  Mortgage  Loans have been paid in full or such  Non-Designated  Mortgage Loans have become  Liquidated  Mortgage Loans,  each Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related  Non-Designated  Mortgage Loans when the same shall  become due and  payable to the extent  consistent  with this  Agreement  and the terms and  provisions  of any  related
Mortgage Guaranty Insurance Policy and shall take special care with respect to the  Non-Designated  Mortgage Loans for which a Servicer collects  escrow payments in  ascertaining  and estimating  Escrow Payments and all other charges that will become due and payable with respect to the  Non-Designated  Mortgage Loans and the related Mortgaged  Properties,  to the end that the installments  payable by the related  Mortgagors will be sufficient to pay such charges as and when they become due and payable.  Consistent with the foregoing,  in connection  with  Non-Designated  Mortgage Loans which it is directly  servicing,  each Servicer may in its  discretion  extend the Due
Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided,  however,  that no such Servicer can extend the maturity of any such  Non-Designated  Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage
Loan as of the  Cut-off  Date.  In the  event of any such  arrangement,  the  related  Servicer  shall  make  Advances  on the  related
Non-Designated  Mortgage Loans in accordance  with the provisions of  Section 5.01  during the scheduled  period in accordance with the amortization  schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangements.  No  Servicer  shall be required to institute or join in  litigation  with respect to  collection of any payment  (whether  under a Mortgage,  Mortgage Note or otherwise or against any public or  governmental  authority with respect to a taking or  condemnation)  if it reasonably  believes that enforcing  the  provision of the Mortgage or other  instrument  pursuant to which such payment is required is  prohibited by applicable law.

                  Consistent  with the  foregoing,  in  instances  when a  Non-Designated  Mortgage  Loan is in  default  or default is reasonably  foreseeable  (within the meaning of the REMIC Provisions),  and if in the related Servicer's  determination,  in accordance with Accepted  Servicing  Practices,  such modification is not materially  adverse to the interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result  absent such  action),  the related  Servicer may modify the terms of such
Non-Designated  Mortgage Loan to (1) capitalize to the principal  balance of such  Non-Designated  Mortgage Loan  unreimbursed  Monthly
Advances,  unreimbursed  Servicing  Advances,  unpaid Servicing Fees, and related amounts due to the related  Servicer;  (2) defer such amounts to a balloon  payment due on the final payment date of such  Non-Designated  Mortgage Loan; (3) extend the maturity of any such
Non-Designated  Mortgage Loan, but in no instance past the date on which the final payment is due on the latest maturing  Mortgage Loan in the related Loan Group as of the Initial  Cut-off Date;  (4) reduce the related  Mortgage Rate  (provided  that the Mortgage Rate of any fixed-rate  Mortgage Loan may not be reduced,  and the Mortgage Rate of any adjustable  rate Mortgage Loan may not be reduced below the Mortgage Rate of such Mortgage Loan  immediately  prior to the related first  adjustment  date);  and/or  (5) accept  less than the outstanding  principal balance as satisfaction of such Mortgage Loan; provided,  however, that the related Servicer shall be obligated, if so directed by the  Modification  Oversight Agent (who shall notify the Master  Servicer when it directs a Servicer),  to obtain the consent of the Modification Oversight Agent prior to taking such action, unless such action is required by applicable law.

                  To the  extent a Servicer  is  required  to obtain  the  consent of the  Modification  Oversight  Agent  prior to any modification,  it shall submit to the Modification  Oversight Agent any information the Modification  Oversight Agent requires, in such form as the  Modification  Oversight  Agent shall  reasonably  request,  or in such form as may be mutually  agreed upon  between  such
Servicer and the Modification Oversight Agent, with respect to each Mortgage Loan subject to a proposed modification.

                  The Modification  Oversight Agent  acknowledges that it may, in the course of performing its  responsibilities  under this Agreement,  be exposed to or acquire  information  concerning the Mortgage Loans and the related  Mortgagors that may be furnished orally,  electronically or in writing by the related Servicer,  for the purpose of reviewing the modification of a Mortgage Loan, which information  constitutes  "nonpublic  personal  information"  within  the  meaning  of the  Gramm-Leach-Biley  Act of  1999;  nonpublic financial,  business,  scientific,  and  technical  information  of such  Servicer  (including  but not  limited  to  patterns,  plans, compilations,  program devices,  formulas,  designs,  methods,  techniques,  processes,  procedures,  programs),  which  information is proprietary or confidential to the Servicer  (collectively,  "Confidential  Information").  The Modification  Oversight Agent agrees to hold the  Confidential  Information in strict  confidence and not use any  Confidential  Information of any Servicer  (i) other than in connection with its obligations  under this Agreement;  (ii) for its own benefit;  (iii) for the benefit of any third party; or (iv) to such  Servicer's  detriment.  The  Modification  Oversight  Agent may  disclose  Confidential  Information  to its  employees or agents
(collectively,  "Representatives")  who have a need to know such  information in connection  with the  performance of the  Modification
Oversight  Agent's  obligations  under this  Agreement,  provided that the  Modification  Oversight  Agent advises its  Representatives exposed to such Confidential Information of their obligation to keep such information confidential.

                  (b)      Each  Servicer  shall  segregate  and hold all funds  collected  and received  pursuant to a  Non-Designated
Mortgage Loan separate and apart from any of its own funds and general assets and shall  establish and maintain one or more  Collection
Accounts,  in the form of time  deposit or demand  accounts,  titled  "[Servicer's  name],  in trust for the Holders of [Name of Series
Trust]" or, if established and maintained by a Sub-Servicer on behalf of a Servicer,  "[Sub-Servicer's  name], in trust for [Servicer's name]" or  "[Sub-Servicer's  name], as agent,  trustee and/or bailee of principal and interest custodial account for [Servicer's name], its  successors  and  assigns,  for  various  owners of  interest  in  [Servicer's  name]  mortgage-backed  pools.  In the event that a

Sub-Servicer  employs a  Sub-Servicer,  the Collection  Account shall be titled "[name of  Sub-Servicer's  sub-servicer],  in trust for
[Sub-Servicer's  name]." Each Collection  Account  maintained by each Servicer (other than Wells Fargo),  shall be an Eligible  Account acceptable  to the  Depositor  and the Trust  Administrator.  Each  Collection  Account  maintained by Wells Fargo shall be an Eligible
Account.  Funds deposited in a Collection  Account may be drawn on by the related Servicer in accordance with  Section 3.08.  Any funds deposited in a Collection Account (other than an account  established by WMMSC) shall either be invested in Eligible  Investments or at all times be fully insured to the full extent  permitted under  applicable law.  Notwithstanding  the foregoing,  one of the Collection
Accounts established by WMMSC shall be an Investment Account.

                  (c)      Each Servicer shall deposit in the applicable  Collection Account on a daily basis, within two Business Days of receipt,  unless otherwise indicated,  and retain therein, the following  collections remitted by Sub-Servicers or payments received by such Servicer and payments made by such Servicer  subsequent to the Cut-off Date,  other than payments of principal and interest due on or before the Cut-off Date:

                           (i)      all payments on account of principal on the related  Non-Designated  Mortgage Loans,  including all
         Principal Prepayments;

                           (ii)     all payments on account of interest on the related  Non-Designated  Mortgage  Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the sum of the related Expense Fee Rate, as applicable;

                           (iii)    all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

                           (iv)     all Insurance Proceeds on the related  Non-Designated  Mortgage Loans including amounts required to be deposited  pursuant to  Section 3.09  (other than proceeds to be held in the Escrow Account and applied to the  restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

                           (v)      all Advances made by such Servicer pursuant to Section 5.01;

                           (vi)     no later than the  withdrawal  from the  Collection  Account  pursuant to  Section 3.08(a)(ix) each month, the applicable amount of the Compensating  Interest Payment for such Servicer for the related  Prepayment  Period.  The aggregate of such deposits shall be made from such Servicer's own funds, without reimbursement therefor;

                           (vii)    any  amounts  required to be  deposited  by such  Servicer  in respect of net  monthly  income from
         REO Property related to any Non-Designated Mortgage Loan pursuant to Section 3.11;

                           (viii)   all Assigned Prepayment Premiums, if applicable; and

                           (ix)     any other amounts required to be deposited hereunder.

                  The foregoing  requirements  for deposit into each  Collection  Account shall be exclusive,  it being  understood and agreed that,  without limiting the generality of the foregoing,  with respect to the  Non-Designated  Mortgage Loans,  Ancillary Income
need  not be  deposited  by  such  Servicer  into  such  Collection  Account.  In  addition,  notwithstanding  the  provisions  of this
Section 3.05,  each  Servicer may deduct from amounts  received by it, prior to deposit into the  applicable  Collection  Account,  any portion of any Scheduled Payment  representing  (i) the  applicable  Servicing Fee and any other amounts owed to such Servicer pursuant to  Section 3.14  and (ii) with  respect to each  Non-Designated  Mortgage Loan covered by a Lender Paid  Mortgage  Guaranty  Insurance
Policy,  any amounts  required to effect  timely  payment of the  premiums  on such  Mortgage  Guaranty  Insurance  Policy  pursuant to
Section 3.09(c).  In the event that a Servicer  shall remit any amount not  required  to be  remitted,  it may at any time  withdraw or direct the institution  maintaining the related Collection Account to withdraw such amount from such Collection Account,  any provision herein to the contrary  notwithstanding.  Such withdrawal or direction may be accomplished by delivering  written notice thereof to the
Trustee or such other  institution  maintaining  such  Collection  Account  which  describes  the  amounts  deposited  in error in such
Collection  Account.  Each  Servicer  shall  maintain  adequate  records  with respect to all  withdrawals  made by it pursuant to this
Section 3.05.  All funds  deposited  in a  Collection  Account  shall be held in trust for the  Certificateholders  until  withdrawn in accordance with Section 3.08(a).

                  (d)      On or prior to the Closing Date,  the Trust  Administrator  shall  establish and maintain,  on behalf of the
Certificateholders,  the  Certificate  Account.  The Trust  Administrator  shall,  promptly  upon receipt,  deposit in the  Certificate
Account and retain therein the following:

                           (i)      pursuant to  Section 3.08(a)(ix), the  aggregate amount remitted by each Servicer of Non-Designated
         Mortgage  Loans to the Trust  Administrator  and (x) and the  aggregate  amount  remitted by each  Designated  Servicer to the
         Master Servicer or Trust Administrator  pursuant to their respective Designated Servicing  Agreements,  in each case including any Assigned Prepayment Premiums;

                           (ii)     any amount deposited by the Trust Administrator pursuant to Section 3.05(e) in  connection with any losses on Eligible Investments;

                           (iii)    all  Compensating  Interest  Payments  remitted by the Master  Servicer to the Trust  Administrator pursuant to Section 3.03 and Section 3.20(c);

                           (iv)     all Advances  remitted by the Master Servicer to the Trust  Administrator  pursuant to Section 5.01 and Section 3.20(b); and

                           (v)      any other  amounts  deposited  hereunder  which are  required to be  deposited  in the  Certificate
         Account.

                  In the event that the Master  Servicer or a Servicer shall remit to the Trust  Administrator  any amount not required to be remitted,  the Master Servicer or such Servicer,  as applicable,  may at any time direct the Trust Administrator to withdraw such amount from the  Certificate  Account,  any provision  herein to the contrary  notwithstanding.  Such direction may be  accomplished by delivering an Officer's  Certificate  to the Trust  Administrator  which  describes the amounts  deposited in error in the  Certificate
Account.  All funds deposited in the Certificate Account shall be held by the Trust  Administrator in trust for the  Certificateholders until  disbursed  in  accordance  with this  Agreement or withdrawn in  accordance  with  Section 3.08(b).  In no event shall the Trust
Administrator incur liability for withdrawals from the Certificate Account at the direction of the Master Servicer or any Servicer.

                  (e)      Each institution at which a Collection Account, a Prefunding Account, a Capitalized  Interest Account or the
Certificate  Account is maintained shall either hold such funds on deposit  uninvested or shall invest the funds therein as directed in writing by the related  Servicer,  the Depositor,  the Depositor or the Trust  Administrator,  respectively,  in Eligible  Investments, which  shall  mature  not later than  (i) in the case of a  Collection  Account,  the Cash  Remittance  Date,  (ii) in  the case of the
Certificate  Account or a  Capitalized  Interest  Account,  the Business Day  immediately  preceding the  Distribution  Date, or on the
Distribution  Date, with respect to Eligible  Investments  invested with an affiliate of the Trust  Administrator and (iii) in the case of a Prefunding  Account,  the Business Day immediately  preceding a Subsequent Transfer Date or on the Subsequent Transfer Date if the
invested funds are managed or advised by the Trust  Administrator  or its  affiliates.  All income and gain net of any losses  realized from any such balances or investment  of funds on deposit in a Collection  Account shall be for the benefit of the related  Servicer as servicing  compensation  and shall be remitted to it monthly as provided  herein.  The amount of any  realized  losses in a  Collection

Account incurred in any such account in respect of any such  investments  shall promptly be deposited by the related Servicer (from its own funds) in the related Collection  Account.  Neither the Trustee nor the Trust  Administrator  shall be liable for the amount of any loss  incurred  in respect of any  investment  or lack of  investment  of funds held in a  Collection  Account,  Prefunding  Account or
Capitalized  Interest  Account and made in accordance with this  Section 3.05.  All income and gain net of any losses realized from any such  investment of funds on deposit in the  Certificate  Account shall be for the benefit of the Trust  Administrator  as compensation and shall be remitted to it monthly as provided  herein.  The amount of any realized losses in the Certificate  Account incurred in any such account in respect of any such  investments  shall  promptly be deposited by the Trust  Administrator  (from its own funds) in the
Certificate  Account.  The Depositor shall direct the Trust  Administrator in writing as to the investment of amounts in any Prefunding
Account or Capitalized  Interest Account.  In the absence of such written  direction,  all funds on deposit in a Prefunding  Account or
Capitalized  Interest  Account may be invested by the Trust  Administrator  in the Wells Fargo Advantage Prime  Investment Money Market
Fund or any  successor  fund thereto.  All income and gain net of any losses  realized from any such balances or investment of funds on deposit in a Prefunding  Account or Capitalized  Interest Account shall be for the benefit of the Depositor and shall be remitted to it monthly.  The amount of any net investment losses in a Prefunding  Account or Capitalized  Interest Account shall promptly be deposited by the Depositor (from its own funds) in such Prefunding Account or Capitalized Interest Account, as applicable.

                  (f)      Each  Servicer,  other than Wells Fargo,  shall give notice to the  Trustee,  the Trust  Administrator,  the
Seller,  each Rating Agency and the  Depositor of any proposed  change of the location of the related  Collection  Account prior to any change  thereof.  Wells Fargo shall give notice to the  Depositor  of any  proposed  change of the  location of the related  Collection
Account  prior to any change  thereof and,  upon  receipt of such notice,  the  Depositor  shall give notice to the Trustee,  the Trust
Administrator,  the  Seller  and each  Rating  Agency.  The Trust  Administrator  shall give  notice to the  Master  Servicer  and each
Servicer,  the Seller,  each Rating  Agency,  the Trustee and the Depositor of any proposed  change of the location of the  Certificate
Account prior to any change thereof.
                  (g)      The Trust Administrator shall establish and maintain, on behalf of the  Certificateholders,  each Prefunding
Account.  On the Closing Date,  the Depositor  shall remit the related  Prefunded  Amount to the Trust  Administrator  for deposit in a
Prefunding  Account.  On each  Subsequent  Transfer Date, upon  satisfaction  of the conditions for such  Subsequent  Transfer Date set forth in Sections 2.01(f)  and (g), with respect to the related Subsequent  Transfer Agreement,  the Trust Administrator shall remit to the  Depositor  the  applicable  Aggregate  Subsequent  Transfer  Amount as payment of the  purchase  price for the related  Subsequent
Mortgage Loans.

                  If any funds remain in a Prefunding  Account on the Distribution  Date  immediately  following the end of the related
Prefunding  Period, to the extent that they represent earnings on the amounts originally  deposited into such Prefunding  Account,  the
Trust  Administrator  shall  distribute them to the order of the Depositor.  The remaining funds,  other than any investment  earnings, shall be transferred to the Certificate Account to be included as part of principal  distributions to the related  Certificates on such
Distribution Date.

                  (h)      The Trust Administrator shall establish and maintain, on behalf of the Certificateholders,  each Capitalized
Interest  Account.  On the Closing Date, the Depositor shall remit the Capitalized  Interest  Deposits to the Trust  Administrator  for
deposit in the related  Capitalized  Interest  Account.  On the Business  Day prior to the first three  Distribution  Dates,  the Trust
Administrator  shall transfer from the  Capitalized  Interest  Account to the  Certificate  Account an amount equal to the  Capitalized
Interest  Distributions for such Distribution Date and the Trust Administrator shall transfer from the Capitalized  Interest Account to the Depositor, an amount equal to the Capitalized Interest Release Amount for such Distribution Date.

                  SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts;
                                    Payments of Taxes, Insurance and Other Charges.

                  (a)      To the extent  required by the related  Mortgage Note and not violative of  applicable  law, the  applicable
Servicer shall segregate and hold all funds  collected and received  pursuant to a  Non-Designated  Mortgage Loan  constituting  Escrow
Payments  separate  and apart  from any of its own funds and  general  assets  and shall  establish  and  maintain  one or more  Escrow
Accounts,  in the form of time  deposit  or demand  accounts,  titled  "[Servicer's  name],  as  Servicer  for [Name of Series  Trust],
Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,  [Series  Name]," or, if established and maintained by a Sub-Servicer on behalf of a Servicer,  "[Sub-Servicer's  name], in trust for [Servicer's  name]" or  "[Sub-Servicer's  name], as agent,  trustee and/or bailee of taxes and insurance  custodial account for [Servicer's  name], its successors and assigns,  for various owners of interest in
[Servicer's name] mortgage backed pools. In the event that a Sub-Servicer  employs a sub-servicer,  the Escrow Accounts shall be titled
"[name of  Sub-Servicer's  sub-servicer]  in trust for  [Sub-Servicer's  name]. The Escrow Accounts shall be Eligible  Accounts.  Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

                  (b)      Each  Servicer  shall  deposit or cause to be deposited  in its Escrow  Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

                           (i)      all Escrow Payments  collected on account of the related  Non-Designated  Mortgage  Loans,  for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                           (ii)     all amounts  representing  Insurance  Proceeds which are to be applied to the restoration or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

                  (c)      Each Servicer  shall make  withdrawals  from the Escrow Account only to effect such payments as are required under this Agreement,  as set forth in Section 3.06(d).  Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the  depository  institution,  other than interest on escrowed funds required by law to be paid to the
Mortgagor.  To the  extent  required  by  law,  the  applicable  Servicer  shall  pay  interest  on  escrowed  funds  to the  Mortgagor notwithstanding that the Escrow Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

                  (d)      Withdrawals  from the Escrow  Account or Accounts  may be made or caused to be made by the related  Servicer only:

                           (i)      to effect timely payments of ground rents,  taxes,  assessments,  water rates,  mortgage  insurance premiums,  condominium  charges,  fire and hazard  insurance  premiums or other items  constituting  Escrow  Payments  for the related Mortgage;

                           (ii)     to reimburse  such Servicer for any Servicing  Advances made by the such Servicer with respect to a related  Non-Designated  Mortgage  Loan,  but only from amounts  received on the related  Non-Designated  Mortgage  Loan which represent late collections of Escrow Payments thereunder;

                           (iii)    to refund to any Mortgagor any funds found to be in excess of the amounts  required under the terms of the related Non-Designated Mortgage Loan;

                           (iv)     for  transfer  to the related  Collection  Account to reduce the  principal  balance of the related
         Non-Designated Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                           (v)      for  application  to  restore  or repair of the  Mortgaged  Property  related  to a  Non-Designated
         Mortgage Loan in accordance with  the procedures outlined in Section 3.09(e);

                           (vi)     to pay to the related Servicer,  or any Mortgagor related to a Non-Designated  Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

                           (vii)    to clear and terminate such Escrow Account on the termination of this Agreement; and

                           (viii)   to remove funds inadvertently placed in the Escrow Account by the related Servicer.

                  (e)      With respect to each  Non-Designated  Mortgage Loan, the applicable Servicer shall maintain accurate records reflecting  the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related  Mortgage and the status of Mortgage Guaranty Insurance Policy premiums,  and fire and hazard insurance  coverage and shall obtain,  from time to time, all bills for the payment of such charges  (including  renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

                  SECTION 3.07.     Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans;
                                            Inspections.

                  (a)      The Master  Servicer and each Servicer shall afford the Depositor,  the Trustee and the Trust  Administrator
reasonable  access  to all  records  and  documentation  regarding  the  Non-Designated  Mortgage  Loans  and all  accounts,  insurance information and other matters relating to this Agreement,  such access being afforded without charge,  but only upon reasonable written request  and during  normal  business  hours at the office  designated  by the Master  Servicer or such  Servicer.  In  addition,  each
Servicer  (other than WMMSC)  shall  afford the Master  Servicer  reasonable  access to all records  and  documentation  regarding  the
Non-Designated Mortgage Loans and all accounts,  insurance information and other matters relating to this Agreement,  such access being afforded  without charge,  but only upon reasonable  written request and during normal business hours at the office  designated by such
Servicer.  In addition,  each Servicer (other than WMMSC) shall provide to the Special  Servicer  reasonable  access to all records and documentation regarding the Non-Designated Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

                  (b)      Each Servicer,  separately with respect to the Non-Designated  Mortgage Loans each directly services,  shall inspect the related  Mortgaged  Properties  as often as deemed  necessary by such Servicer in such party's sole  discretion,  to assure itself that the value of such Mortgaged  Property is being preserved.  In addition,  if any  Non-Designated  Mortgage Loan is more than
60 days  delinquent,  such  Servicer,  as  applicable,  shall conduct  subsequent  inspections  in accordance  with Accepted  Servicing
Practices or as may be required by the primary mortgage  guaranty  insurer.  Each Servicer shall keep a written or electronic report of each such inspection.

                  SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and Certificate Account.

                  (a)      Each Servicer may from time to time make withdrawals from the related  Collection  Account for the following purposes:

                           (i)      to pay to such  Servicer (to the extent not  previously  retained by such  Servicer)  the servicing compensation  to which  it is  entitled  pursuant  to  Section 3.14,  and to pay to such  Servicer,  as  additional  servicing compensation,  earnings on or  investment  income with respect to funds in or credited to such  Collection  Account,  and with respect to Wells Fargo,  to pay (to the extent not previously  retained by Wells Fargo) any REO Disposition Fee to which it is entitled pursuant to Section 3.11(e);

                           (ii)     to  reimburse  such  Servicer for  unreimbursed  Advances  made by it, such right of  reimbursement pursuant to this subclause  (ii) being limited to amounts received on the Non-Designated  Mortgage Loan(s) in respect of which any such Advance was made  (including  without  limitation,  late recoveries of payments,  Liquidation  Proceeds and Insurance
         Proceeds to the extent received by such Servicer);

                           (iii)    to reimburse such Servicer for any  Nonrecoverable  Advance  previously made or any amount expended pursuant to Section 3.11(a);

                           (iv)     to reimburse such Servicer for (A)  unreimbursed  Servicing  Advances or such  Servicer's  right to reimbursement  pursuant to this clause (A) with respect to any Non-Designated  Mortgage Loan being limited to amounts received on such  Non-Designated  Mortgage  Loan which  represent  late  payments of  principal  and/or  interest  (including,  without limitation,  Liquidation  Proceeds and Insurance Proceeds with respect to such Non-Designated  Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

                           (v)      to pay to the purchaser,  with respect to each Non-Designated Mortgage Loan or property acquired in respect thereof that has been purchased  pursuant to  Section 2.02,  2.03 or 3.11, all amounts received thereon after the date of such purchase;

                           (vi)     to make any payments required to be made pursuant to Section 2.07 (g);

                           (vii)    to reimburse the Seller,  such  Servicer or the Depositor for expenses  incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

                           (viii)   to withdraw  any amount  deposited  in such  Collection  Account and not  required to be  deposited therein;

                           (ix)     on  the  Cash  Remittance   Date,  to  withdraw  the  amount  required  to  make  payments  to  the
         Certificateholders  as set forth in the Series  Supplement,  in each case  applicable  to the  Non-Designated  Mortgage  Loans serviced by such  Servicer,  who shall  remit the  aggregate  of such  amounts to the Trust  Administrator  for deposit in the
         Certificate Account;

                           (x)      with  respect to each  Non-Designated  Mortgage  Loan  covered by a Lender Paid  Mortgage  Guaranty
         Insurance  Policy,  to effect  timely  payment  of the  related  premiums  on such  Mortgage  Guaranty  Insurance  Policy,  as applicable,  pursuant to  Section 3.09(c),  to the extent not deducted by such Servicer  prior to deposit into the  applicable
         Collection Account pursuant to Section 3.05(c);

                           (xi)     on or  prior  to 4:00  p.m.  (New  York  City  time) on the Cash  Remittance  Date  preceding  each
         Distribution  Date, each  applicable  Servicer shall withdraw an amount equal to the sum of all Assigned  Prepayment  Premiums received  during the related  Prepayment  Period  applicable to the Mortgage Loans  serviced by such Servicer,  and remit such amount to the Trust Administrator for deposit in the Certificate Account;

                           (xii)    to clear and terminate such  Collection  Account upon  termination  of this  Agreement  pursuant to
         Section 11.01 hereof; and

                           (xiii)   to reimburse such Servicer for any Capitalization Reimbursement Amounts not previously reimbursed.

                  Each Servicer shall keep and maintain separate accounting,  on a Non-Designated Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal  from the related  Collection  Account  pursuant to such  subclauses  (i), (ii),  (iv) and
(v). Prior to making any  withdrawal  from a Collection  Account  pursuant to subclause  (iii) for  reimbursement  of a  Nonrecoverable
Advance,  the related Servicer shall deliver to the Trust  Administrator a certificate of a Servicing Officer  indicating the amount of any previous  Advance or Servicing  Advance  determined by such Servicer to be a  Nonrecoverable  Advance and  identifying  the related
Non-Designated  Mortgage Loans(s),  and their respective portions of such  Nonrecoverable  Advance. In connection with the payment of a
Purchase Price, if a Servicer is not required to remit  unreimbursed  Advances and Servicing Advances as specified in the definition of
Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

                  If a  Servicer  fails to remit to the  Master  Servicer  for  distribution  to the  Certificateholders  any  payment, including any Advance to be made by the Servicer on a Cash  Remittance  Date (without  regard to any grace period),  the Servicer shall pay to the Master  Servicer,  for the account of the Master  Servicer,  interest on such late  remittance  from and  including the Cash
Remittance  Date to but  excluding  the date on which such  remittance  is made, at an annual rate equal to the Federal Funds Rate plus one percentage point (but in no event greater than the maximum permitted by law).

                  (b)      The  Trust   Administrator   shall  withdraw  funds  from  the  Certificate  Account  for  distributions  to
Certificateholders,  in the manner specified in this Agreement (and to withhold from the amounts so withdrawn,  the amount of any taxes that it is  authorized  to  withhold  pursuant  to  Section 2.07).  In  addition,  the Trust  Administrator  may from time to time make withdrawals from the Certificate Account for the following purposes:

                           (i)      to pay to itself any  investment  income earned for the related  Distribution  Date,  and to pay to itself,  the Master  Servicer or any Custodian any other amounts to which it, the Master Servicer or any Custodian is entitled to reimbursement or payment under the terms of this Agreement or the Custodial Agreement;

                           (ii)     to  withdraw  and return to the Master  Servicer  or the  applicable  Servicer  for  deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

                           (iii)    to clear and terminate  the  Certificate  Account upon  termination  of the  Agreement  pursuant to
         Section 11.01 hereof.

                  SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance
                                    Policy; Claims; Restoration of Mortgaged Property.

                  (a)      Each Servicer shall cause to be maintained for each related  Non-Designated  Mortgage Loan hazard  insurance such that all buildings upon the related Mortgaged  Property are insured by a generally  acceptable insurer rated either: "V" or better in the current  Best's Key Rating Guide  ("Best's") or acceptable to FNMA or FHLMC against loss by fire,  hazards of extended  coverage and such other hazards as are  customary in the area where the related  Mortgaged  Property is located,  in an amount which is at least equal to the lesser of (i) the replacement value of the improvements  securing such  Non-Designated  Mortgage Loan and (ii) the greater of (A) the outstanding  principal balance of such Non-Designated  Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

                  If upon  origination  of the  Non-Designated  Mortgage Loan,  the related  Mortgaged  Property was located in an area identified  in the Federal  Register  by the Federal  Emergency  Management  Agency as having  special  flood  hazards  (and such flood insurance has been made  available),  the related  Servicer shall cause a flood insurance  policy to be maintained with respect to such
Non-Designated  Mortgage  Loan.  Such  policy  shall  meet  the  requirements  of  the  current  guidelines  of the  Federal  Insurance
Administration  and be in an amount  representing  coverage equal to the lesser of (i) the minimum amount required,  under the terms of coverage,  to  compensate  for any damage or loss on a  replacement  cost basis (or the unpaid  principal  balance of the  mortgage  if replacement  cost  coverage is not  available  for the type of building  insured) and  (ii) the  maximum  amount of insurance  which is available under the Flood Disaster Protection Act of 1973, as amended.

                  If a Mortgage related to a Non-Designated  Mortgage Loan is secured by a unit in a condominium  project,  the related
Servicer  shall  verify that the  coverage  required of the owner's  association,  including  hazard,  flood,  liability,  and fidelity coverage,  is being  maintained in accordance with the  requirements of the related Servicer for mortgage loans that it services on its own account.

                  Each Servicer shall cause to be maintained on each Mortgaged Property related to a Non-Designated  Mortgage Loan such other additional  special hazard insurance as may be required  pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional  insurance,  or pursuant to the  requirements of any Mortgage  Guaranty  Insurance Policy insurer,  or as may be required to conform with  Accepted  Servicing  Practices  to the extent  permitted  by the  Mortgage  Note,  the
Mortgage or applicable law provided that the related Servicer shall not be required to bear the cost of such insurance.

                  All policies required  hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses,  without contribution,  which shall provide for prior written notice of any cancellation,  reduction in amount or material change in coverage.

                  Each Servicer shall not interfere with the Mortgagor's  freedom of choice at the  origination of such  Non-Designated
Mortgage Loan in selecting  either his insurance  carrier or agent,  provided,  however,  that such Servicer  shall not accept any such insurance  policies from insurance  companies unless such companies are rated: B:III or better in Best's or acceptable to FNMA or FHLMC and are licensed to do business in the  jurisdiction in which the Mortgaged  Property is located.  The related Servicer shall determine that such policies provide  sufficient risk coverage and amounts,  that they insure the property owner, and that they properly describe the property address.

                  Pursuant to  Section 3.05,  any amounts  collected by a Servicer  under any such  policies  (other than amounts to be deposited  in the related  Escrow  Account and applied to the  restoration  or repair of the related  Mortgaged  Property,  or property acquired in liquidation of the  Non-Designated  Mortgage Loan, or to be released to the Mortgagor,  in accordance  with such Servicer's normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

                  Any cost incurred by a Servicer in maintaining any such insurance  shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders  or  remittances  to the Trust  Administrator  for their  benefit,  be added to the principal balance of the Non-Designated Mortgage Loan,  notwithstanding that the terms of the Non-Designated  Mortgage Loan so permit;  provided, however,  that the  limitations  contained in this sentence shall not apply to  modifications  made pursuant to  Section 3.05(a).  Such costs shall  constitute a Servicing  Advance and will be reimbursable to the related  Servicer to the extent  permitted by Section 3.08 hereof.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor  related to a
Non-Designated  Mortgage Loan or maintained on property  acquired in respect of a Mortgage  related to a  Non-Designated  Mortgage Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall  require such  additional insurance.

                  (b)      In the event that a Servicer  shall obtain and maintain a blanket  policy  insuring  against  losses arising from fire and hazards covered under extended  coverage on all of the related  Non-Designated  Mortgage Loans,  then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to  Section 3.09(a) and  otherwise  complies with all other requirements of  Section 3.09(a),  it shall  conclusively be deemed to have satisfied its obligations as set forth in  Section 3.09(a).
Any amounts  collected  by a Servicer  under any such policy  relating to a  Non-Designated  Mortgage  Loan shall be  deposited  in the related Collection  Account subject to withdrawal  pursuant to  Section 3.08(a).  Such policy may contain a deductible clause, in which case,  in the  event  that  there  shall  not  have  been  maintained  on the  related  Mortgaged  Property  a  policy  complying  with
Section 3.09(a),  and there shall have been a loss which would have been covered by such policy,  the related Servicer shall deposit in the related  Collection  Account at the time of such loss the amount not  otherwise  payable under the blanket  policy  because of such deductible clause, such amount to be deposited from such Servicer's funds, without  reimbursement  therefor.  Upon request of the Trust
Administrator,  a Servicer shall cause to be delivered to the Trust  Administrator a certified true copy of such policy and a statement from the insurer  thereunder  that such policy shall in no event be terminated or materially  modified  without  30 days' prior written notice to the Trust  Administrator.  In connection with its activities as Servicer of the related  Non-Designated  Mortgage Loans, such
Servicer  agrees  to  present,   on  behalf  of  itself,  the  Depositor,   and  the  Trust   Administrator  for  the  benefit  of  the
Certificateholders, claims under any such blanket policy.

                  (c)      Unless  otherwise  required in accordance with applicable state and federal law relating to the cancellation of, or collection of premiums for mortgage guaranty insurance,  with respect to each Non-Designated  Mortgage Loan with a Loan-to-Value
Ratio in excess of 80% which the Seller  represented to be covered by a Mortgage Guaranty  Insurance Policy as of the Cut-off Date, the
related Servicer shall, without any cost to the Depositor or Trust  Administrator,  maintain or cause the Mortgagor to maintain in full force and effect a Mortgage  Guaranty  Insurance Policy insuring that portion of the  Non-Designated  Mortgage Loan in excess of 75% of value,  and shall pay or shall cause the Mortgagor to pay, the premium  thereon on a timely  basis,  until the  loan-to-value  ratio of such  Non-Designated  Mortgage Loan is reduced to 80%,  based on either (i) a current  appraisal of the Mortgaged  Property or (ii) the appraisal of the  Mortgaged  Property  obtained at the time the  Non-Designated  Mortgage Loan was  originated.  In the event that such
Mortgage Guaranty  Insurance Policy shall be terminated prior to the  loan-to-value  ratio of such  Non-Designated  Mortgage Loan being reduced to 80%, the related  Servicer  shall obtain from  another  Qualified  Insurer a  comparable  replacement  policy,  with a total coverage equal to the remaining  coverage of such terminated  Mortgage  Guaranty  Insurance  Policy. If the insurer shall cease to be a
Qualified  Insurer,  the related  Servicer  shall  determine  whether  recoveries  under the  Mortgage  Guaranty  Insurance  Policy are jeopardized for reasons related to the financial  condition of such insurer,  it being  understood that such Servicer shall in no event have any  responsibility or liability for any failure to recover under the Mortgage  Guaranty  Insurance Policy for such reason. If the related Servicer  determines that recoveries are so jeopardized,  it shall notify the Mortgagor,  if required,  and obtain from another
Qualified  Insurer a replacement  insurance  policy.  The related  Servicer shall not take any action which would result in noncoverage under any  applicable  Mortgage  Guaranty  Insurance  Policy of any loss which,  but for the actions of such  Servicer  would have been covered  thereunder.  In  connection  with any  assumption  or  substitution  agreement  entered into or to be entered into pursuant to
Section 3.10,  each Servicer shall promptly notify the insurer under the related Mortgage  Guaranty  Insurance  Policy, if any, of such assumption or  substitution  of liability in accordance with the terms of such Mortgage  Guaranty  Insurance  Policy and shall take all actions which may be required by such insurer as a condition to the  continuation  of coverage under such Mortgage  Guaranty  Insurance
Policy,  provided that such required actions are in compliance with all applicable law. If such Mortgage  Guaranty  Insurance Policy is terminated as a result of such  assumption or  substitution  of liability,  the related  Servicer  shall obtain a replacement  Mortgage
Guaranty  Insurance  Policy as provided  above;  provided  that under  applicable  law and the terms of the related  Mortgage  Note and
Mortgage the cost of such policy may be charged to the successor Mortgagor.

                  With respect to each  Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage Guaranty  Insurance Policy, the
applicable  Servicer shall effect timely payment of the premiums on such Mortgage Guaranty  Insurance Policy from amounts on deposit in the  Collection  Account,  or  deducted  by such  Servicer  prior to  deposit  into  the  applicable  Collection  Account  pursuant  to
Section 3.05(c) with  respect to such  Non-Designated  Mortgage Loan. If amounts on deposit in the Collection  Account,  or deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to  Section 3.05(c) with  respect to such Non-Designated
Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy,  the applicable  Servicer shall effect timely  payment of such  premiums,  and such costs shall be  recoverable  by such  Servicer  from the related  Liquidation  Proceeds or otherwise  as a Servicing  Advance  pursuant  to  Section 3.08(a).  With  respect to each  Non-Designated  Mortgage  Loan  covered by a
Mortgage Guaranty Insurance Policy that is not a Lender Paid Mortgage Guaranty  Insurance Policy, the applicable  Servicer shall effect timely  payment of the  premiums  on such  Mortgage  Guaranty  Insurance  Policy,  and such costs not  otherwise  recoverable  from the
Mortgagor shall be recoverable by such Servicer from the related  Liquidation  Proceeds or otherwise as a Servicing Advance pursuant to
Section 3.08(a).

                  (d)      In connection  with its  activities  as servicer,  each  Servicer  shall  prepare and present,  on behalf of itself, the Depositor,  the Trust, the Trustee,  the Trust  Administrator and the  Certificateholders,  claims to the insurer under any
Mortgage Guaranty  Insurance Policy related to a Non-Designated  Mortgage Loan in a timely fashion in accordance with the terms of such
Mortgage  Guaranty  Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty  Insurance Policy  respecting  defaulted  Non-Designated  Mortgage Loans.  Pursuant to Section 3.05,  any amounts collected by a Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related Collection  Account,  subject to withdrawal pursuant to Section 3.08.

                  (e)      With respect to any Non-Designated  Mortgage Loan, each Servicer need not obtain the approval of the Trustee or the Trust  Administrator  prior to releasing any Insurance  Proceeds to the related  Mortgagor to be applied to the  restoration  or repair of the related  Mortgaged  Property if such release is in  accordance  with Accepted  Servicing  Practices.  At a minimum,  each
Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

                           (i)      such Servicer  shall receive  satisfactory  independent  verification  of completion of repairs and issuance of any required approvals with respect thereto;

                           (ii)     such Servicer shall take all steps  necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

                           (iii)    pending  repairs or  restoration,  such Servicer shall place the Insurance  Proceeds in the related
         Escrow Account.

                  (f)      With respect to any Non-Designated  Mortgage Loan, if the Trust Administrator is named as an additional loss payee,  the  related  Servicer  is hereby  empowered  to endorse  any loss  draft  issued in respect of such a claim in the name of the
Trustee or the Trust Administrator.

                  SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

                  (a)      With respect to any  Non-Designated  Mortgage Loan,  each Servicer shall use its best efforts to enforce any
"due-on-sale"  provision  contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged
Property  has been or is about to be sold  whether by absolute  conveyance  or by contract  of sale,  and whether or not the  Mortgagor remains  liable on the Mortgage and the Mortgage  Note.  When the Mortgaged  Property has been conveyed by the  Mortgagor,  the related
Servicer  shall,  to the  extent  it has  knowledge  of such  conveyance,  exercise  its  rights to  accelerate  the  maturity  of such
Non-Designated  Mortgage Loan under the  "due-on-sale"  clause  applicable  thereto,  provided,  however,  that such Servicer shall not exercise  such rights if  prohibited  by law from doing so or if the  exercise of such  rights  would  impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

                  (b)      With respect to any  Non-Designated  Mortgage  Loan,  if a Servicer  reasonably  believes it is unable under applicable law to enforce such "due-on-sale"  clause, such Servicer shall enter into (i) an assumption and modification  agreement with the person to whom such  property has been  conveyed,  pursuant to which such person  becomes  liable  under the Mortgage  Note and the original  Mortgagor  remains  liable  thereon or (ii) in the event such  Servicer is unable  under  applicable  law to require that the original  Mortgagor  remain liable under the Mortgage Note, a substitution  of liability  agreement with the purchaser of the Mortgaged
Property  pursuant to which the  original  Mortgagor  is  released  from  liability  and the  purchaser  of the  Mortgaged  Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  Notwithstanding the foregoing,  a Servicer shall not be deemed to be in default  under  this  Section 3.10 by  reason of any  transfer  or  assumption  which such  Servicer  reasonably  believes  it is restricted  by law from  preventing,  for any reason  whatsoever.  In  connection  with any such  assumption,  no material  term of the
Mortgage Note,  including  without  limitation,  the Mortgage Rate borne by the related  Mortgage Note, the term of the  Non-Designated
Mortgage Loan or the outstanding principal amount of the Non-Designated Mortgage Loan shall be changed.

                  (c)      To the extent that any  Non-Designated  Mortgage  Loan is  assumable,  the related  Servicer  shall  inquire diligently into the  creditworthiness of the proposed transferee,  and shall use the underwriting  criteria for approving the credit of the proposed  transferee  which are used by FNMA with respect to  underwriting  mortgage  loans of the same type as the  Non-Designated
Mortgage Loans. If the credit of the proposed  transferee does not meet such  underwriting  criteria,  the related Servicer  diligently shall,  to the  extent  permitted  by the  Mortgage  or the  Mortgage  Note and by  applicable  law,  accelerate  the  maturity  of the
Non-Designated Mortgage Loan.

                  (d)      With  respect  to any  Non-Designated  Mortgage  Loan,  subject  to  each  Servicer's  duty to  enforce  any due-on-sale clause to the extent set forth in this Section 3.10,  in any case in which the related Mortgaged Property has been conveyed to a Person by the  related  Mortgagor,  and such  Person  is to enter  into an  assumption  agreement  or  modification  agreement  or supplement to the Mortgage Note or Mortgage  that requires the signature of the Trustee,  or if an instrument of release  signed by the
Trustee is required  releasing the Mortgagor  from  liability on the  Non-Designated  Mortgage  Loan,  such Servicer  shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature  and shall  direct,  in writing,  the Trustee to execute the assumption  agreement with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or supplement to the Mortgage  Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or
Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged  Property to such
Person.  In  connection  with any such  assumption,  no material  term of the  Mortgage  Note may be changed.  Together  with each such substitution,  assumption or other  agreement or instrument  delivered to the Trustee for execution by it, the related  Servicer  shall deliver an Officer's  Certificate  signed by a Servicing  Officer  stating that the  requirements  of this  subsection have been met in connection  therewith.  The related  Servicer  shall  notify the  Trustee and the Trust  Administrator  that any such  substitution  or assumption  agreement has been  completed by  forwarding  to the Trustee and the Trust  Administrator  a copy of such  substitution  or assumption  agreement,  and shall forward the original to the related  Custodian which shall be added to the related  Mortgage File and shall,  for all  purposes,  be  considered  a part of such  Mortgage  File to the same extent as all other  documents  and  instruments constituting a part thereof.  Any fee collected by a Servicer for entering into an assumption or  substitution  of liability  agreement shall be retained by such Servicer as additional servicing compensation.

                  SECTION 3.11.     Realization Upon Defaulted Mortgage Loans.

                  (a)      Each Servicer shall use reasonable  efforts to foreclose upon or otherwise  comparably convert the ownership of  properties  securing  such of the related  Non-Designated  Mortgage  Loans as come into and  continue in default and as to which no satisfactory  arrangements  can be made  for  collection  of  delinquent  payments.  In  connection  with  such  foreclosure  or  other conversion,  each  Servicer  shall take such action as (i) such  Servicer  would take under  similar  circumstances  with  respect to a similar mortgage loan held for its own account for investment,  (ii) shall be consistent with Accepted Servicing Practices,  (iii) such
Servicer  shall  determine   consistently  with  Accepted   Servicing   Practices  to  be  in  the  best  interest  of  the  Trust  and
Certificateholders,  and (iv) is  consistent  with the  requirements  of the insurer  under any Required  Insurance  Policy;  provided, however,  that such  Servicer  shall not be  required  to expend  its own funds in  connection  with any  foreclosure  or  towards  the restoration of any property  unless it shall  determine  (i) that such  restoration  and/or  foreclosure  will increase the proceeds of liquidation  of the related  Non-Designated  Mortgage Loan after  reimbursement  to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds.  Any funds expended by any Servicer pursuant to this  Section 3.11(a) shall  be reimbursable  in full pursuant to  Section 3.08(a)(iii).  The related  Servicer shall be  responsible  for all other costs and expenses incurred by it in any such  proceedings;  provided,  however,  that it shall be entitled to reimbursement  thereof from the Liquidation
Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

                  With  respect to any  Non-Designated  Mortgage  Loan,  notwithstanding  anything to the  contrary  contained  in this
Agreement,  in connection  with a foreclosure  or acceptance of a deed in lieu of  foreclosure,  in the event the related  Servicer has reasonable cause to believe that the related  Mortgaged  Property is contaminated by hazardous or toxic substances or wastes, or if the
Trust  Administrator  otherwise  requests,  an environmental  inspection or review of such Mortgaged  Property conducted by a qualified inspector shall be arranged for by such Servicer.  Upon completion of the inspection,  the related  Servicer shall promptly provide the
Trust Administrator with a written report of environmental inspection.

                  In the event the environmental  inspection report indicates that the Mortgaged  Property is contaminated by hazardous or toxic  substances or wastes,  the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the  estimated  costs of the  environmental  clean up, as  estimated  in the  environmental  inspection  report,  together  with the
Servicing  Advances and Advances  made by such  Servicer and the  estimated  costs of  foreclosure  or  acceptance of a deed in lieu of foreclosure  exceeds the estimated value of the Mortgaged Property.  If however,  the aggregate of such clean up and foreclosure costs,
Advances and Servicing  Advances are less than or equal to the estimated  value of the Mortgaged  Property,  then the related  Servicer may, in its reasonable judgment and in accordance with Accepted Servicing  Practices,  choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable  costs  associated  with such  foreclosure or acceptance of a deed in lieu of foreclosure and any related  environmental clean up costs, as applicable,  from the related Liquidation
Proceeds,  or if the Liquidation  Proceeds are  insufficient  to fully  reimburse such Servicer,  such Servicer shall be entitled to be reimbursed from amounts in the related  Collection Account pursuant to  Section 3.08(a) hereof.  In the event the related Servicer does not proceed with  foreclosure or acceptance of a deed in lieu of foreclosure  pursuant to the first  sentence of this  paragraph,  such
Servicer  shall be reimbursed  for all Advances and Servicing  Advances  made with respect to the related  Mortgaged  Property from the related  Collection  Account  pursuant to  Section 3.08(a) hereof,  and such Servicer shall have no further  obligation to service such
Non-Designated Mortgage Loan under the provisions of this Agreement.

                  (b)      With respect to any REO Property related to a Non-Designated  Mortgage Loan, the deed or certificate of sale shall,  subject to applicable laws, be taken in the name of the Trustee for the benefit of the  Certificateholders,  or its nominee, on behalf  of the  Certificateholders.  The  Trustee's  name  shall be  placed on the  title to such  REO Property  solely as the  Trustee hereunder and not in its individual  capacity.  The related Servicer shall ensure that the title to such  REO Property  references this
Agreement  and the Trustee  capacity  hereunder.  Pursuant  to its efforts to sell such  REO Property,  the related  Servicer  shall in accordance with Accepted  Servicing  Practices  manage,  conserve,  protect and operate each REO Property for the purpose of its prompt disposition  and sale.  The related  Servicer,  either itself or through an agent selected by such  Servicer,  shall manage,  conserve, protect and operate the REO Property in the same manner that it manages,  conserves,  protects and operates other  foreclosed  property for its own account,  and in the same manner that similar property in the same locality as the  REO Property is managed.  Upon request, the related  Servicer  shall furnish to the Trust  Administrator  on or before each  Distribution  Date a statement with respect to any
REO Property  covering the operation of such  REO Property  for the previous  calendar month and such Servicer's  efforts in connection with the sale of such  REO Property  and any rental of such  REO Property  incidental  to the sale  thereof for the  previous  calendar month. That statement shall be accompanied by such other information as the Trust  Administrator  shall reasonably request and which is necessary  to enable the Trust  Administrator  to comply  with the  reporting  requirements  of the REMIC  Provisions.  The net monthly rental  income,  if any,  from such  REO Property  shall be  deposited  in the  related  Collection  Account no later than the close of business on each  Determination  Date. The related  Servicer shall perform the tax reporting and withholding  required by Sections 1445 and 6050J of the Code with respect to foreclosures  and  abandonments,  the tax reporting  required by  Section 6050H  of the Code with respect to the receipt of mortgage  interest from individuals and any tax reporting  required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial  entities,  by preparing such tax and information  returns as may be required, in the form required, and delivering the same to the Trust Administrator for filing.

                  To the extent  consistent  with  Accepted  Servicing  Practices,  the related  Servicer  shall also  maintain on each
REO Property related to a Non-Designated  Mortgage Loan fire and hazard insurance with extended coverage in an amount which is equal to the  outstanding  principal  balance of the related  Non-Designated  Mortgage Loan (as reduced by any amount  applied as a reduction of principal at the time of acquisition of the  REO Property),  liability  insurance and, to the extent  required and available  under the
Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  (c)      In the event that the Trust Fund  acquires any  Mortgaged  Property as aforesaid or otherwise in  connection with a default or imminent  default on a Mortgage  Loan, the related  Servicer shall dispose of such Mortgaged  Property prior to three years after the end of the  calendar  year of its  acquisition  by the Trust Fund unless  (i) the  Trustee and the Trust  Administrator shall have been  supplied  with an Opinion of Counsel  to the  effect  that the  holding by the Trust Fund of such  Mortgaged  Property subsequent to such  three-year  period will not result in the imposition of taxes on "prohibited  transactions"  of any REMIC hereunder as defined in section  860F of the Code or cause any REMIC  hereunder  to fail to qualify as a REMIC at any time that any  Certificates are  outstanding,  in which case the Trust Fund may continue to hold such Mortgaged  Property  (subject to any conditions  contained in such Opinion of Counsel) or (ii) the  applicable  Servicer shall have applied for, prior to the expiration of such  three-year  period, an extension of such  three-year  period in the manner  contemplated  by  Section 856(e)(3)  of the Code, in which case the  three-year period shall be extended by the applicable  extension  period.  Notwithstanding  any other  provision of this  Agreement,  no Mortgaged
Property  acquired  by the Trust Fund shall be rented (or allowed to continue to be rented) or  otherwise  used for the  production  of income by or on behalf of the Trust Fund in such a manner or  pursuant to any terms that would  (i) cause  such  Mortgaged  Property to fail to qualify as "foreclosure  property" within the meaning of section  860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal,  state or local income taxes on the income earned from such Mortgaged Property under  Section 860G(c) of the Code or  otherwise,  unless the related  Servicer  has agreed to  indemnify  and hold  harmless  the Trust Fund with respect to the imposition of any such taxes.

                  In the event of a default on a Mortgage  Loan one or more of whose  obligors is not a United States  Person,  as that term is  defined  in  Section 7701(a)(30)  of the  Code,  in  connection  with  any  foreclosure  or  acquisition  of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such  Mortgage  Loan,  the  related  Servicer  shall cause  compliance  with the provisions  of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any successor  thereto)  necessary to assure that no  withholding  tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any, that proceeds of such  foreclosure are required to be remitted to the obligors on such Mortgage Loan.

                  (d)      The decision of a Servicer to foreclose on a defaulted  Non-Designated  Mortgage  Loan shall be subject to a determination  by such  Servicer  that the  proceeds  of such  foreclosure  would  exceed the costs and  expenses  of  bringing  such a proceeding.  The income earned from the management of any REO Properties,  net of reimbursement to such Servicer for expenses  incurred
(including any property or other taxes) in connection  with such  management and net of applicable  accrued and unpaid  Servicing Fees, and  unreimbursed  Advances  and  Servicing  Advances,  shall be applied to the  payment of  principal  of and  interest on the related defaulted  Non-Designated  Mortgage Loans (with interest accruing as though such Non-Designated  Mortgage Loans were still current) and all such income  shall be deemed,  for all  purposes in this  Agreement,  to be payments on account of  principal  and  interest on the related  Mortgage Notes and shall be deposited into the related  Collection  Account.  To the extent the net income received during any calendar month is in excess of the amount  attributable to amortizing  principal and accrued  interest at the related  Mortgage Rate on the related  Non-Designated  Mortgage Loan for such  calendar  month,  such excess shall be  considered  to be a partial  prepayment of principal of the related Non-Designated Mortgage Loan.

                  (e)      The proceeds from any  liquidation of a  Non-Designated  Mortgage Loan, as well as any income from a related
REO Property,  will be applied  in the  following  order of  priority:  first,  to  reimburse  the  related  Servicer  for any  related unreimbursed  Servicing  Advances  and  Servicing  Fees,  and with  respect to Wells Fargo,  any REO  Disposition  Fees related to such
Mortgage Loan;  second, to reimburse such Servicer for any unreimbursed  Advances;  third, to reimburse the related  Collection Account
for  any   Nonrecoverable   Advances  (or  portions   thereof)  that  were   previously   withdrawn  by  such   Servicer   pursuant  to
Section 3.08(a)(iii) that  related to such  Non-Designated  Mortgage  Loan;  fourth,  to accrued and unpaid  interest (to the extent no
Advance  has been made for such  amount or any such  Advance  has been  reimbursed)  on the  Non-Designated  Mortgage  Loan or  related
REO Property,  at the per annum rate equal to the  related  Mortgage  Rate  reduced by the related  Expense  Fee Rate,  to the Due Date occurring  in the month in which such  amounts are required to be  distributed;  and fifth,  as a recovery of principal of the Mortgage
Loan.  Excess  proceeds,  if any,  from the  liquidation  of a  Liquidated  Mortgage  Loan and/or with respect to  recoveries  obtained following the liquidation of a Liquidated  Mortgage Loan ("Excess  Proceeds") that is a Non-Designated  Mortgage Loan shall be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

                  SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any  Non-Designated  Mortgage Loan, or the receipt by a Servicer of a  notification  that payment in full will be  escrowed  in a manner  customary  for such  purposes,  such  Servicer  shall  immediately  notify the  related
Custodian by delivering,  or causing to be delivered a "Request for Release"  substantially  in the form of Exhibit K.  Upon receipt of such request,  such  Custodian  shall within three  Business Days release the related  Mortgage File to the related  Servicer,  and the
Trustee shall within three Business Days of such  Servicer's  direction  execute and deliver to such Servicer the deed of  reconveyance or release or satisfaction  of mortgage or such  instrument  releasing the lien of the Mortgage in each case provided by such Servicer, and such Custodian  shall deliver the Mortgage Note with written  evidence of  cancellation  thereon.  Expenses  incurred in connection with any instrument of  satisfaction  or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be appropriate  for the servicing or  foreclosure of any  Non-Designated  Mortgage Loan,  including for such purpose,  collection under any policy of flood  insurance,  any  fidelity  bond or errors or  omissions  policy,  or for the purposes of effecting a partial release of any Mortgaged  Property from the lien of the Mortgage or the making of any  corrections to the Mortgage Note or the Mortgage or any of the other  documents  included in the Mortgage  File,  the related  Custodian  within three Business Days of delivery to such
Custodian of a Request for Release in the form of Exhibit K  signed by a Servicing  Officer,  release the Mortgage  File to the related
Servicer.  Subject to the further  limitations  set forth below,  the related  Servicer  shall cause the Mortgage  File or documents so released to be returned to the related  Custodian on its behalf,  when the need therefor by such Servicer no longer exists,  unless the
Non-Designated  Mortgage Loan is liquidated and the proceeds  thereof are deposited in the related  Collection  Account,  in which case such  Servicer  shall  deliver to the Trustee,  or the related  Custodian a Request for Release in the form of  Exhibit K,  signed by a
Servicing  Officer.  Each Servicer is also  authorized to cause the removal from the  registration on the MERS® System of such Mortgage and to  execute  and  deliver,  on  behalf  of the  Trustee  and the  Certificateholders  or any of them,  any and all  instruments  of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

                  If a Servicer at any time seeks to initiate a foreclosure  proceeding in respect of any Mortgaged Property related to a  Non-Designated  Mortgage Loan as authorized by this Agreement,  such Servicer shall deliver or cause to be delivered to the Trustee, for signature,  as  appropriate,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to effectuate  such foreclosure  or any legal action brought to obtain  judgment  against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage Note or the Mortgage or otherwise  available at law or in equity.

                  SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to be Held for the Trust.

                  Notwithstanding  any other provisions of this Agreement,  each Servicer shall transmit to the related  Custodian,  as required by this  Agreement all documents and  instruments in respect of a  Non-Designated  Mortgage Loan coming into the possession of the related  Servicer  from time to time  required to be  delivered to the Trustee,  or such  Custodian on its behalf,  pursuant to the terms  hereof and shall  account  fully to the Trust  Administrator  for any funds  received by such  Servicer or which  otherwise  are collected  by such  Servicer as  Liquidation  Proceeds  or  Insurance  Proceeds in respect of any  Non-Designated  Mortgage  Loan.  All
Mortgage Files and funds  collected or held by, or under the control of, a Servicer in respect of any  Non-Designated  Mortgage  Loans, whether from the collection of principal and interest  payments or from Liquidation  Proceeds,  including but not limited to, any funds on deposit in a Collection  Account,  shall be held by the related  Servicer  for and on behalf of the Trust,  the Trustee or the Trust
Administrator  and shall be and remain the sole and  exclusive  property of the Trust,  subject to the  applicable  provisions  of this
Agreement.  Each Servicer  also agrees that it shall not create,  incur or subject any Mortgage File or any funds that are deposited in the related Collection  Account,  Certificate  Account or any related Escrow Account, or any funds that otherwise are or may become due or payable  to the Trust,  the  Trustee or the Trust  Administrator  for the  benefit of the  Certificateholders,  to any claim,  lien, security interest,  judgment, levy, writ of attachment or other encumbrance,  or assert by legal action or otherwise any claim or right of setoff  against any Mortgage  File or any funds  collected  on, or in  connection  with, a  Non-Designated  Mortgage  Loan,  except, however,  that such Servicer  shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

                  SECTION 3.14.     Servicing Fee; Indemnification of Master Servicer.

                  (a)      As compensation for its services hereunder,  each Servicer shall be entitled to withdraw from the applicable
Collection Account or to retain from interest payments on the related  Non-Designated  Mortgage Loans, the amount of its Servicing Fee, for each  Mortgage  Loan  serviced by it, less any amounts in respect of its  Servicing  Fee, as  applicable,  payable by such Servicer pursuant to  Section 3.05(c)(vi).  The Servicing Fee for each Servicer is limited to, and payable solely from, the interest  portion of such Scheduled  Payments collected by such Servicer or as otherwise  provided in  Section 3.08(a).  In connection with the servicing of any Special Serviced  Mortgage Loan, the Special  Servicer shall receive the Servicing Fee for such Special  Serviced  Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage Loans.

                  (b)      With  respect  to each  Non-Designated  Mortgage  Loan,  additional  servicing  compensation  in the form of
Ancillary  Income and Excess Proceeds shall be retained by the related  Servicer and additional  servicing  compensation in the form of
Payoff Interest,  to the extent not required to make payments in respect of Compensating  Interest  Payments,  shall be retained by SPS and WMMSC.  Each Servicer shall be required to pay all expenses  incurred by it in connection with its servicing  activities  hereunder
(including the payment of any expenses  incurred in connection with any  Subservicing  Agreement  entered into pursuant to Section 3.02 and the payment of any premiums for insurance  required  pursuant to Section 3.16)  and shall not be entitled to reimbursement  thereof except as specifically provided for in this Agreement.

                  (c)      The Master  Servicer  shall be  compensated  by the Trust  Administrator  as separately  agreed.  The Master
Servicer and any director,  officer,  employee or agent of the Master Servicer shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless  against any loss,  liability or expense  (including  reasonable  attorney's  fees and expenses)
incurred in connection with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates or (c) the performance of any of the Master  Servicer's duties hereunder,  other than any loss,  liability or expense incurred by reason of willful  misfeasance, bad faith or negligence in the  performance  of any of the Master  Servicer's  duties  hereunder or incurred by reason of any action of the Master Servicer taken at the direction of the  Certificateholders;  provided,  however,  that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Master Servicer  pursuant to this  Section 3.14(c),  (y) the indemnity amounts payable by DLJMC or the Trust to the Trust  Administrator  pursuant to Section 10.05  and (z) the  indemnity amounts payable by DLJMC or the Trust to Wells
Fargo, as Custodian,  pursuant to a Custodial  Agreement with Wells Fargo as Custodian,  shall not exceed $200,000 per year;  provided, further,  that any amounts not payable by DLJMC or the Trust to the Master  Servicer due to the  preceding  proviso shall be payable by
DLJMC (or if DLJMC  fails to do so, by the Trust) in any  succeeding  year,  subject to the  aggregate  $200,000  per annum  limitation imposed by the preceding  proviso.  Such indemnity  shall survive the  termination  of this Agreement or the  resignation or removal of the Master Servicer hereunder.

                  SECTION 3.15.     Access to Certain Documentation.

                  Upon reasonable  advance notice in writing for any review requiring  on-site access or upon reasonable notice for any other type of access,  each Servicer shall provide to the Depositor,  the Trust  Administrator,  the Master Servicer (for all Servicers
other than WMMSC) and the Trustee certain reports and reasonable access to information and  documentation  regarding the Mortgage Loans serviced by such Servicer  sufficient to permit any  Certificateholder  to comply with  applicable  regulations of the OTS, the FDIC or other  regulatory  authorities  with respect to investment in the  Certificates;  provided,  that each Servicer shall be entitled to be reimbursed  by each such  Certificateholder  for actual  expenses  incurred by such  Servicer  in  providing  such  reports and access.
Nothing in this  Section 3.15  shall limit the  obligation  of the Master  Servicer  or any  Servicer  to observe  any  applicable  law prohibiting  disclosure of  information  regarding the  Mortgagors  and the failure of the Master  Servicer or such Servicer to provide access as  provided  in this  Section 3.15  or  Section 3.07  as a result of such  obligation  shall  not  constitute  a breach of this
Section 3.15  or  Section 3.07.  Nothing in this  Section 3.15  shall require the Master  Servicer or any Servicer to collect,  create, collate or otherwise generate any information that it does not generate in its usual course of business.

                  SECTION 3.16.     Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  Each Servicer shall maintain with responsible  companies,  at its own expense,  a blanket Fidelity Bond and an Errors and Omissions Insurance Policy,  with broad coverage on all officers,  employees or other persons acting in any capacity requiring such persons to handle funds, money,  documents or papers relating to the related Mortgage Loans ("Servicer  Employees").  Any such Fidelity
Bond and Errors and  Omissions  Insurance  Policy shall be in the form of the  Mortgage  Banker's  Blanket  Bond and shall  protect and insure the related Servicer against losses, including forgery, theft,  embezzlement,  fraud, errors and omissions and negligent acts of such Servicer  Employees.  Such Fidelity  Bond and Errors and  Omissions  Insurance  Policy also shall protect and insure each Servicer against losses in connection  with the release or satisfaction  of a related  Mortgage Loan without having obtained  payment in full of the indebtedness  secured thereby.  No provision of this Section 3.16  requiring such Fidelity Bond and Errors and Omissions  Insurance
Policy shall  diminish or relieve a Servicer  from its duties and  obligations  as set forth in this  Agreement.  The minimum  coverage under any such bond and insurance  policy shall be at least equal to the  corresponding  amounts  required by FNMA,  unless the related
Servicer has obtained a waiver of such requirement.  Upon the request of the Trust  Administrator,  the related Servicer shall cause to be delivered to the Trust  Administrator  a  certificate  of  insurance  of the insurer and the surety  including a statement  from the surety and the insurer that such fidelity bond and insurance  policy shall in no event be terminated or materially  modified without 30 days' prior written notice to the Trust Administrator.

                  The Master  Servicer shall maintain  insurance in such amounts  generally  acceptable for entities  serving as master servicer.

                  SECTION 3.17.     Special Serviced Mortgage Loans; Repurchase of Certain Mortgage Loans.

                  (a)      If directed by the Special  Servicer and solely at the Special  Servicer's  option,  a Servicer,  other than
WMMSC,  (each, a  "Transferring  Servicer")  shall  transfer the servicing of any Mortgage Loan (other than a WMMSC  Serviced  Mortgage
Loan) serviced by the  Transferring  Servicer which is 90 days or more  delinquent  (determined as of the close of business of the last day of the month preceding the related Data  Remittance  Date) to the Special  Servicer.  The Special  Servicer shall thereupon  assume all of the rights and obligations of the Transferring  Servicer hereunder arising  thereafter and the Transferring  Servicer shall have no further  rights or  obligations  hereunder  with  respect to such  Mortgage  Loan  (except  that the Special  Servicer  shall not be
(i) liable for losses of the  Transferring  Servicer  pursuant to Section 3.09  hereof or for any acts or omissions of the Transferring
Servicer  hereunder prior to the servicing transfer date,  (ii) obligated to effectuate  repurchases or substitutions of Mortgage Loans hereunder  including,  but not limited to,  repurchases or  substitutions  of Mortgage Loans pursuant to  Section 2.02  or 2.03 hereof,
(iii) deemed  to have made any  representations  and warranties of a Transferring  Servicer  hereunder or (iv) be  subject to any other agreement  not  executed  by the Special  Servicer).  Upon the  transfer  of the  servicing  of any such  Mortgage  Loan to the Special
Servicer,  the Special  Servicer  shall be entitled to the related  Servicing Fee and other  compensation  accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

                  In  connection  with the transfer of the  servicing of any Mortgage Loan to the Special  Servicer,  the  Transferring
Servicer,  at the Special  Servicer's  expense,  shall  deliver to the Special  Servicer  all  documents  and records  relating to such
Mortgage  Loans and an  accounting  of amounts  collected  or held by it and  otherwise  use its best efforts to effect the orderly and efficient  transfer of the servicing to the Special  Servicer.  On the servicing  transfer date, the Special  Servicer shall  reimburse the  Transferring  Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing  Fees, as  applicable,  relating to the
Mortgage  Loans for which the servicing is being  transferred.  The Special  Servicer  shall be entitled to be  reimbursed  pursuant to
Section 3.08  or otherwise  pursuant to this Agreement for all such  Advances,  Servicing  Advances and Servicing  Fees, as applicable, paid by the  Transferring  Servicer  pursuant to this  Section 3.17  (a). In  addition,  the Special  Servicer  shall notify the Master
Servicer of such transfer and the effective date of such  transfer,  and amend the Mortgage Loan Schedule to reflect that such Mortgage
Loans are Special Serviced Mortgage Loans.

                  (b)      The Special  Servicer,  at its option,  may (but is not obligated to) purchase from the Trust Fund,  (i) any
Mortgage  Loan that is  delinquent  in payment 90 or more days or (ii) any  related  Mortgage Loan with respect to which there has been
initiated  legal  action  or  other  proceedings  for  the  foreclosure  of  the  related  Mortgaged   Property  either  judicially  or
non-judicially,  in each case, provided that the applicable Servicer has the right to transfer the related servicing rights without the payment of any  compensation  to a  Sub-Servicer.  In the event that the Special  Servicer  exercises  such option,  the Purchase Price therefor  shall be deposited  in the related  Collection  Account and upon such deposit of the Purchase  Price and receipt of a Request for Release in the form of  Exhibit K  hereto,  the  Custodian  shall  release the  related  Mortgage  File held for the benefit of the
Certificateholders  to the Special  Servicer,  and the Trustee  shall  execute and  deliver at the Special  Servicer's  direction  such instruments  of transfer or  assignment  prepared by the Special  Servicer,  in each case  without  recourse,  as shall be necessary to transfer title from the Trustee to the Special Servicer.  The applicable  Servicer shall be entitled to reimbursement  from the Special
Servicer for all expenses  incurred by it in  connection  with the transfer of any Mortgage  Loan to the Special  Servicer  pursuant to this Section 3.17 (b).

                  (c)      With respect to any Mortgage  Loan, a Servicer of such  Mortgage  Loan may (but is not  obligated  to) enter into a special servicing  agreement with an unaffiliated  Holder of a 100% Percentage  Interest of the most junior outstanding Class of related  Subordinate  Certificates.  Any such  agreement  may  contain  provisions  whereby  such Holder may  (i) instruct  the related
Servicer to commence or delay  foreclosure  proceedings  with respect to any such  Mortgage  Loan that is  delinquent  and will contain provisions  for the deposit of cash with such Servicer by such Holder that would be available for  distribution  to  Certificateholders if Liquidation  Proceeds are less than they otherwise may have been had such Servicer acted in accordance  with its normal  procedures,
(ii) purchase  any such Mortgage Loan that is delinquent  from the Trust Fund  immediately  prior to the  commencement  of  foreclosure proceedings  at a  price  equal  to the  Purchase  Price,  and/or  (iii) assume  all of the  servicing  rights  and  obligations  (as a
Sub-Servicer  on behalf of the related  Servicer)  with respect to any such Mortgage Loan that is delinquent so long as (A) such Holder meets the requirements for a Sub-Servicer set forth in  Section 3.02(a),  (B) such Holder has a current special servicing ranking of at least "Average" from S&P, (C) such Holder shall  subservice  such Mortgage Loan in accordance with this Agreement,  and (D) the related
Servicer has the right to transfer such servicing rights without the payment of any compensation to a Sub-Servicer.

                  SECTION 3.18.     Indemnification of the Trust Administrator, the Master Servicer and the Servicers.

                  Each Servicer (other than WMMSC) agrees to indemnify and hold the Master  Servicer  harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by the Master Servicer as a result of or in  connection  with the  failure  by such  Servicer  to perform  the  obligations  or  responsibilities  imposed  upon or undertaken by such Servicer under this Agreement.

                  The Master  Servicer  agrees to indemnify and hold each Servicer (other than WMMSC) harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including attorneys fees and court costs) incurred by such Servicer as a result of or in connection with the failure by the Master Servicer to perform the obligations or  responsibilities  imposed upon or undertaken by the Master Servicer under this Agreement.

                  WMMSC agrees to indemnify  and hold the Trust  Administrator  harmless  from and against any and all losses,  claims, expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by the Trust  Administrator  as a result of or in connection  with the failure by WMMSC to perform the  obligations  or  responsibilities  imposed upon or undertaken by WMMSC under this
Agreement.

                  The Trust  Administrator  agrees to indemnify and hold WMMSC  harmless  from and against any and all losses,  claims, expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by WMMSC as a result of or in connection with the failure  by the  Trust  Administrator  to  perform  the  obligations  or  responsibilities  imposed  upon or  undertaken  by the  Trust
Administrator under this Agreement.

                  SECTION 3.19.     Notification of Adjustments.

                  With respect to each Mortgage  Loan, the related  Servicer  shall adjust the Mortgage Rate on the related  Adjustment
Date in compliance  with the  requirements  of applicable law and the related  Mortgage and Mortgage  Note. The related  Servicer shall execute and deliver  any and all  necessary  notices  required  under  applicable  law and the terms of the related  Mortgage  Note and
Mortgage  regarding the Mortgage Rate  adjustments.  Upon the discovery by the related Servicer or the receipt of notice from the Trust
Administrator  that such Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related  Mortgage Note, such
Servicer shall  immediately  deposit in the  Certificate  Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

                  SECTION 3.20.     Designated Mortgage Loans.

                  (a)      For and on behalf of the  Certificateholders,  the Master  Servicer shall oversee and enforce the obligation of each  Designated  Servicer to service and  administer  the related  Designated  Mortgage  Loans in accordance  with the terms of the related  Designated  Servicing  Agreement and shall have full power and authority to do any and all things which it may deem  necessary or desirable in connection  with such master  servicing  and  administration.  In  performing  its  obligations  hereunder,  the Master
Servicer shall act in a manner  consistent with this Agreement and with customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master  Servicer shall oversee and consult with each  Designated  Servicer as necessary from time-to-time  to carry  out the  Master  Servicer's  obligations  hereunder,  and shall  receive,  review  and  evaluate  all  reports, information and other data provided to the Master Servicer by each Designated Servicer.

                  The Master  Servicer  shall  terminate  the rights and  obligations  of any  Designated  Servicer  under the  related
Designated  Servicing  Agreement,  upon the failure of such Designated Servicer to perform any of its obligations under such Designated
Servicing Agreement,  which failure results in an event of default as provided in such Designated  Servicing Agreement.  In the event a
Designated  Servicer is terminated  pursuant to the preceding  sentence,  the Master  Servicer shall notify the Depositor and the Trust
Administrator  and shall  either  (a) select  and engage a successor  servicer of the related  Mortgage  Loans or (b) act as  successor servicer of the related Mortgage Loans. In either case, the Designated  Mortgage Loans related to such Designated  Servicing  Agreement shall be serviced by the successor to such  Designated  Servicer  pursuant to the  servicing  provisions  of this  Agreement,  and such
Designated  Mortgage  Loans  shall be deemed as  "Non-Designated  Mortgage  Loans"  under  this  Agreement;  provided,  however,  it is understood and  acknowledged  by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Designated Servicer.  Such enforcement,  including,  without limitation, the legal prosecution of claims,  termination of Designated Servicing Agreements and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master Servicer,  in its good faith business judgment,  would require  were it the owner of the related  Mortgage  Loans.  The Master  Servicer  shall pay the costs of such  enforcement  at its own expense,  provided  that the Master  Servicer  shall not be required to prosecute or defend any legal action  except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  To the  extent  that the costs and  expenses  of the  Master  Servicer  related to any  termination  of a  Designated
Servicer,  appointment  of a successor  Designated  Servicer or the transfer and  assumption  of servicing by the Master  Servicer with respect to any Designated Servicing Agreement  (including,  without limitation,  (i) all legal costs and expenses and all due diligence costs and expenses  associated  with an  evaluation of the potential  termination  of a Designated  Servicer as a result of an event of default by such Designated Servicer and (ii) all costs and expenses  associated with the complete transfer of servicing,  including all servicing  files and all servicing data and the  completion,  correction or  manipulation  of such servicing data as may be required by the successor  servicer to correct any errors or  insufficiencies  in the servicing data or otherwise to enable the successor  servicer to service the Mortgage Loans in accordance with this Agreement) are not fully reimbursed by the terminated  Designated  Servicer,  the
Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

                  (b)      Each month, if a Designated  Servicer fails to make a required  Advance by the date such Advance is required to be made under the related  Designated  Servicing  Agreement,  the Master  Servicer shall on the Cash  Remittance Date deposit in the amount of any required Advance in the Certificate Account.

                  (c)      Each month,  the Master Servicer shall make  Compensating  Interest  Payments with respect to the Designated
Mortgage Loans to the extent provided in Section 3.03.

                  SECTION 3.21.     Assigned Prepayment Premiums.

                  (a)      Notwithstanding  anything in this  Agreement to the contrary,  in the event of a Principal  Prepayment,  the applicable  Servicer may not waive any Assigned  Prepayment  Premium or portion thereof  required by the terms of the related  Mortgage
Note unless  (i) the  related  Mortgage  Loan is in default or  foreseeable  default and such waiver  (a) is  standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would,  in the reasonable  judgment of such Servicer,  maximize recovery of total  proceeds  taking into account the value of such  Assigned  Prepayment  Premium and the related  Mortgage  Loan,  (ii) (A) the enforceability  thereof  is limited  (1) by  bankruptcy,  insolvency,  moratorium,  receivership,  or other  similar  law  relating  to creditors'  rights  generally or (2) due to  acceleration  in connection with a foreclosure or other  involuntary  payment,  or (B) the enforceability  is otherwise  limited or  prohibited by  applicable  law,  (iii) the  enforceability  would be  considered  "predatory"
pursuant to written  guidelines  issued by any applicable  federal,  state or local authority  having  jurisdiction  over such matters,
(iv) such  Servicer is unable to locate  documentation  sufficient  to allow it to confirm the  existence  and amount of such  Assigned
Prepayment Premium after using commercially  reasonable efforts to locate such documentation,  which efforts shall include, but are not limited to, seeking such documentation  from the Depositor,  the Seller, the related Custodian and from its own records or files or (v)
the related  Mortgaged  Property has been damaged such that the current  value of the  Mortgaged  Property has been reduced by at least half as a result of a natural  disaster or other  insured or  uninsured  peril,  and the  borrower  has elected to pay the loan in full rather than rebuild the  Mortgaged  Property.  For the avoidance of doubt,  the  applicable  Servicer may waive an Assigned  Prepayment
Premium in connection  with a short sale or short payoff on a defaulted  Mortgage  Loan. If an applicable  Servicer has waived all or a portion of an Assigned  Prepayment  Premium  relating to a Principal  Prepayment,  other than as provided  above,  such Servicer  shall deliver to the Trust  Administrator no later than the next succeeding Cash Remittance  Date, for deposit into the Certificate  Account, the amount of such Assigned  Prepayment  Premium (or such portion  thereof as had been waived) for  distribution in accordance with the terms of this Agreement,  and if such Servicer fails to deliver such amount, any of the Trust Administrator,  the Master Servicer,  the
Trustee or the Seller may  enforce  such  obligation  of such  Servicer  to make such  payment.  If such  Servicer  has waived all or a portion of an Assigned  Prepayment Premium for any reason, it shall include such information,  including the reason for such waiver, in any monthly reports it provides,  and such Servicer if other than Wells Fargo,  shall notify the Trust  Administrator,  the Seller, the
Master Servicer and the Trustee of such waiver, and if such Servicer is Wells Fargo,  Wells Fargo shall notify the Trust  Administrator and the Trust  Administrator  shall forward any such notice to the Seller,  the Master  Servicer and the Trustee.  Notwithstanding  any
provision in this  Agreement to the  contrary,  in the event the Assigned  Prepayment  Premium  payable  under the terms of the related
Mortgage Note is less than the amount of the Assigned  Prepayment  Premium set forth in the Mortgage Loan Schedule or other information provided to the applicable  Servicer,  such Servicer shall not have any liability or obligation  with respect to such  difference.  The
Master Servicer shall not have any  responsibility  for verifying the accuracy of the amount of Assigned  Prepayment  Premiums remitted by the Servicers.

                  (b)      Notwithstanding  anything in this Agreement to the contrary,  the Trustee and the Trust  Administrator shall have no obligation to collect Prepayment  Premiums from any Servicer or Designated  Servicer other than Wells Fargo, in its capacity as a Servicer (or any of its successors  and assigns),  GreenPoint (or any of its successors and assigns) or SPS (or any of its successors and assigns).

                                                              ARTICLE IV

                                             PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Priorities of Distribution.

         As set forth in Section 4.01 of the Series Supplement.

                  SECTION 4.02.     Allocation of Losses.

         As set forth in Section 4.02 of the Series Supplement.

                  SECTION 4.03.     Recoveries.

         As set forth in Section 4.03 of the Series Supplement.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  (a)      Not later than each Distribution Date, the Trust  Administrator shall prepare and cause to be made available to each  Certificateholder,  the Master Servicer,  each Servicer,  the Trustee,  the Depositor,  the Swap  Counterparty and each Rating
Agency,  a statement  setting  forth with  respect to the related  distribution:  (A) the items listed in  Exhibit T,  other than items
(vi)(a),  (vi)(b),  (vi)(c) and  (vi)(d),  (B) the  amounts on deposit in each  Prefunding  Account  (including  a breakdown of amounts released  during the prior calendar month in respect of Aggregate  Subsequent  Transfer  Amounts) and (C) the amount on deposit in each
Capitalized Interest Account (including a breakdown of amounts released for the calendar month preceding such Distribution Date).

                  The Trust  Administrator's  responsibility for disbursing the above information to the  Certificateholders is limited to the  availability,  timeliness and accuracy of the information  derived from the Master  Servicer and each Servicer,  which shall be provided as required in Section 4.05.

                  On each Distribution Date, the Trust  Administrator  shall provide Bloomberg  Financial Markets,  L.P.  ("Bloomberg")
CUSIP level factors for each Class of Offered  Certificates as of such Distribution Date, using a format and media mutually  acceptable to the Trust  Administrator  and Bloomberg.  In connection with providing the information  specified in this Section 4.04 to Bloomberg, the Trust  Administrator  and any  director,  officer,  employee  or agent of the Trust  Administrator  shall be  indemnified  and held harmless by DLJMC,  to the extent,  in the manner and subject to the  limitations  provided in  Section 9.05.  The Trust  Administrator shall also make the monthly  statements to  Certificateholders  available each month to each party  referred to in  Section 4.04(a) via the Trust Administrator's  website. The Trust Administrator's website can be accessed at  http://www.ctslink.com  or at such other site as the Trust  Administrator  may designate  from time to time.  Persons that are unable to use the above website are entitled to have a paper copy  mailed to them via first class mail by calling the Trust  Administrator  at  301-815-6600.  The Trust  Administrator  shall have the right to change the way the reports referred to in this  Section 4.04 are distributed in order to make such  distribution more convenient  and/or more accessible to the above parties and to the  Certificateholders.  The Trust  Administrator  shall provide timely and adequate  notification to all above parties and to the  Certificateholders  regarding any such change. The Trust  Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

                  (b)      Upon  request,  within  a  reasonable  period  of time  after  the  end of each  calendar  year,  the  Trust
Administrator  shall  cause to be  furnished  to each  Person  who at any time  during the  calendar  year was a  Certificateholder,  a statement containing the information set forth in items (i)(c),  (i)(d),  (ii)(c) and (ii)(d) of Exhibit T aggregated for such calendar year or applicable  portion  thereof  during which such Person was a  Certificateholder.  Such  obligation  of the Trust  Administrator shall be deemed to have been  satisfied  to the  extent  that  substantially  comparable  information  shall be  provided  by the Trust
Administrator pursuant to any requirements of the Code as from time to time in effect.

                  (c)      In addition to the foregoing,  the Trust Administrator shall post an electronic file containing current loan level data with  respect to the  Mortgage  Loans  ("Loan  Level  Data"),  on a monthly  basis,  to the  website  referred to in Section
4.04(a).  The Loan Level Data will include  fields as agreed to by the Depositor  and the Trust  Administrator  from time to time.  The
Loan Level Data will be based solely on information  provided by the  Servicers,  and the Trust  Administrator's  provision of the Loan
Level Data is subject to the availability,  timeliness and accuracy of the information  provided by the Servicers.  The Loan Level Data will not include any personally  identifiable  information,  including but not limited to: borrower name,  borrower  address,  property address,  borrower social  security  number,  and  originator's  loan account  number.  The Loan Level Data may include recent property valuation  information,  including  based  on a  recent  broker's  price  opinion.  As  agreed  to  by  the  Depositor  and  the  Trust
Administrator,  the  format of the Loan  Level  Data may be  modified  at any  time,  and the  posting  of the Loan  Level  Data may be discontinued at any time.  The Trust Administrator shall not be required to provide the Loan Level Data in paper form.

                  SECTION 4.05.     Servicer to Cooperate.

                  Each  Servicer  (other  than  WMMSC and SPS)  shall  provide to the Master  Servicer,  the  information  set forth in
Exhibits H-1,  H-2 and H-3 and any other information the Master Servicer  requires,  and SPS shall provide to the Master Servicer,  the information set forth in Exhibits H-1, H-2, P and Q and any other information the Master Servicer  requires,  in each case in such form as the Master Servicer shall  reasonably  request,  or in such form as may be mutually agreed upon between such Servicer and the Master
Servicer,  with respect to each Mortgage Loan serviced by such Servicer no later than (i) with  respect to a Servicer  other than Wells
Fargo,  12:00 noon  (New York City time) on the Data  Remittance  Date, and (ii) with  respect to Wells Fargo,  on the Data  Remittance
Date, to enable the Master Servicer to provide such information to the Trust Administrator.

                  Each  Servicer  (other  than  WMMSC)  also  shall  provide  to the  Master  Servicer,  the  information  set forth in
Exhibit H-1,  solely  relating to Payoffs  received  during the related  Prepayment  Period,  in such form as the Master Servicer shall reasonably  request,  or in such form as may be mutually  agreed upon between such  Servicer and the Master  Servicer,  with respect to each Mortgage  Loan  serviced by such Servicer no later than the  Additional  Data  Remittance  Date, to enable the Master  Servicer to provide such information to the Trust Administrator.

                  The Master Servicer,  with respect to the Mortgage Loans which are not WMMSC Serviced Mortgage Loans, and WMMSC, with respect to the WMMSC Serviced Mortgage Loans, shall provide to the Trust  Administrator the information set forth in Exhibits H-1,  H-2 and H-3 in such form as the Trust  Administrator  shall reasonably request no later than 12:00 noon (New York City time) on the related
Data Remittance Date or on the related Additional Data Remittance Date, as applicable,  to enable the Trust  Administrator to calculate the  amounts to be  distributed  to each Class of  Certificates  and  otherwise  perform its  distribution,  accounting  and  reporting requirements hereunder.

                  SECTION 4.06.     Cross-Collateralization; Adjustments to Available Funds.

         As set forth in Section 4.06 of the Series Supplement.

                  SECTION 4.07.     Interest Rate Cap Account(s).

         As set forth in Section 4.07 of the Series Supplement.

                  SECTION 4.08.     Supplemental Interest Trust(s).

         As set forth in Section 4.08 of the Series Supplement.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  The Swap Counterparty,  if any, shall be deemed a third-party  beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this  Agreement.  For the  protection  and  enforcement  of the provisions of this Section, the Swap Counterparty shall be entitled to relief as can be given either at law or in equity.

                  SECTION 4.10.     Replacement Swap Counterparty.

         As set forth in Section 4.10 of the Series Supplement.

                                                               ARTICLE V

                                             ADVANCES BY THE MASTER SERVICER AND SERVICERS

                  SECTION 5.01.     Advances by the Trust Administrator, Master Servicer and Servicers.

                  With respect to the  Non-Designated  Mortgage Loans, each Servicer shall deposit in the related Collection Account as
Advances an amount equal to all Scheduled  Payments  (with interest at the Mortgage Rate less the Servicing Fee Rate) which were due on such  Non-Designated  Mortgage Loans serviced by it during the applicable  Collection  Period and which were delinquent at the close of business on the immediately preceding  Determination Date; provided,  however, that with respect to any Balloon Loan that is delinquent on its maturity  date,  a Servicer  shall not be required to advance the related  balloon  payment but shall be required to continue to make  Advances in  accordance  with this  Section 5.01  with respect to such  Balloon Loan in an amount equal to (a) for each  Servicer other than WMMSC,  an assumed  scheduled  payment  that would  otherwise be due based on the  original  amortization  schedule for that
Mortgage  Loan (with  interest at the  Mortgage  Rate less the  Servicing  Fee Rate) and  (b) for  WMMSC,  one month's  interest on the outstanding  principal  balance at the applicable  Mortgage Rate, in each case to the extent the related  Servicer deems such amount to be  recoverable.  Each  Servicer's  obligation to make such  Advances as to any related  Non-Designated  Mortgage  Loan shall  continue through the last  Scheduled  Payment due prior to the payment in full of such  Non-Designated  Mortgage  Loan, or through the date that the related Mortgaged  Property has, in the judgment of the related Servicer,  been completely  liquidated.  Each Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

                  With respect to any Non-Designated Mortgage Loan, to the extent required by Accepted Servicing Practices,  the Master
Servicer and each  Servicer  shall be  obligated to make  Advances in  accordance  with the  provisions  of this  Agreement;  provided, however,  that such  obligation  with  respect to any related  Non-Designated  Mortgage  Loan shall  cease if the Master  Servicer or a
Servicer  determines,  in its reasonable opinion,  that Advances with respect to such  Non-Designated  Mortgage Loan are Nonrecoverable
Advances.  In the event that the Master Servicer or such Servicer  determines that any such Advances are Nonrecoverable  Advances,  the
Master Servicer or such Servicer shall provide the Trust  Administrator  with a certificate  signed by a Servicing  Officer  evidencing such determination.

                  With respect to any  Non-Designated  Mortgage  Loan, if the amount of Advances  received from a Servicer  (other than
WMMSC) is less than the amount  required to be advanced by such Servicer,  the Master  Servicer shall be obligated to make a payment in an amount equal to such deficiency,  subject to any  determination by the Master Servicer that any portion of the amount required to be advanced is a  Nonrecoverable  Advance.  With respect to any WMMSC  Serviced  Mortgage  Loan,  if the amount of Advances  received from
WMMSC is less than the amount  required to be advanced by WMMSC,  the Trust  Administrator  shall be  obligated to make a payment in an amount equal to such deficiency,  subject to any  determination by the Trust  Administrator  that any portion of the amount required to be advanced is a Nonrecoverable Advance.

                  With  respect to any of the  Non-Designated  Mortgage  Loans,  if an Advance is  required to be made  hereunder  by a
Servicer,  such Servicer shall on the Cash  Remittance Date either  (i) deposit in the Collection  Account from its own funds an amount equal to such Advance,  (ii) cause to be made an appropriate entry in the records of the Collection  Account that funds in such account being held for future  distribution  or  withdrawal  have been, as permitted by this  Section 5.01,  used by such Servicer to make such
Advance or (iii) make  Advances in the form of any  combination of clauses  (i) and  (ii) aggregating  the amount of such Advance.  Any such funds being held in a  Collection  Account for future  distribution  and so used shall be replaced by such  Servicer  from its own funds by deposit in such Collection  Account on or before any future  Distribution  Date in which such funds would be due or from other funds in such Collection Account being held for future distribution at that time.

                  With  respect  to  any  Designated   Mortgage  Loan,  the  Master   Servicer  shall  make  Advances  as  required  by
Section 3.20(b) of this Agreement.

                                                              ARTICLE VI

                                                           THE CERTIFICATES

                  SECTION 6.01.     The Certificates.

                  The  Certificates  shall be in  substantially  the forms set forth in Exhibits A, B, C, D-1,  D-2, E, F and G hereto, with such appropriate  insertions,  omissions,  substitutions and other variations as are required or permitted by this Agreement or as may in the  reasonable  judgment of the Trust  Administrator  or the Depositor be necessary,  appropriate  or convenient to comply,  or facilitate  compliance,  with applicable laws, and may have such letters,  numbers or other marks of identification and such legends or endorsements  placed  thereon as may be required to comply with the rules of any securities  exchange on which any of the  Certificates may be listed, or as may,  consistently  herewith,  be determined by the officers  executing such  Certificates,  as evidenced by their execution thereof.

                  Subject to Section 11.03  respecting the final distribution on the Certificates,  on each Distribution Date the Trust
Administrator  shall make  distributions to each  Certificateholder  of record on the preceding Record Date either (x) by wire transfer in immediately  available  funds to the account of such holder at a bank or other entity having  appropriate  facilities  therefor,  if
(i) such  Holder has so notified the Trust  Administrator  at least five Business  Days prior to the related  Record Date and (ii) such
Holder  shall  hold (A) a  Notional  Amount  Certificate,  (B) 100% of the Class  Principal  Balance  of any Class of  Certificates  or
(c) Certificates of any Class with aggregate principal  Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

                  The definitive  Certificates shall be printed,  typewritten,  lithographed or engraved or produced by any combination of these  methods  or may be  produced  in any other  manner  permitted  by the rules of any  securities  exchange  on which any of the
Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  The Certificates  shall be issuable in registered form, in the minimum  denominations,  integral  multiples in excess thereof  (except  that one  Certificate  in each Class may be issued in a different  amount  which must be in excess of the  applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement of the Series Supplement.

                  The  Certificates  shall be executed  by manual or  facsimile  signature  on behalf of the Trust  Administrator  by a
Responsible  Officer.  Certificates  bearing  the  manual or  facsimile  signatures  of  individuals  who  were,  at the time when such signatures were affixed,  authorized to sign on behalf of the Trust Administrator shall bind the Trust  Administrator,  notwithstanding that such individuals or any of them have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of such  Certificate.  No Certificate  shall be entitled to any benefit under this Agreement,  or be  valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of  authentication  executed  by the  Trust
Administrator by manual signature,  and such certificate of authentication upon any Certificate shall be conclusive  evidence,  and the only evidence,  that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

                  SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

                  (a)      The Trust Administrator shall maintain, or cause to be maintained,  a Certificate Register in which, subject to such reasonable  regulations as it may prescribe,  the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of  Certificates  as herein  provided.  Upon surrender for  registration  of transfer of any  Certificate,  the
Trust Administrator shall execute,  authenticate and deliver, in the name of the designated transferee or transferees,  one or more new
Certificates in like aggregate interest and of the same Class.

                  (b)      At the option of a  Certificateholder,  Certificates  may be exchanged for other  Certificates of authorized denominations  and the same  aggregate  interest in the Trust Fund and of the same Class,  upon  surrender  of the  Certificates  to be exchanged at the office or agency of the Trust  Administrator  set forth in Section 6.06.  Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute,  authenticate and deliver the Certificates which the Certificateholder  making the exchange is  entitled to receive.  Every  Certificate  presented  or  surrendered  for  registration  of transfer or exchange  shall be accompanied by a written  instrument of transfer in form  satisfactory to the Trust  Administrator  duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (c)      No service charge to the  Certificateholders  shall be made for any  registration of transfer or exchange of
Certificates,  but payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in  connection  with any transfer or exchange of Certificates may be required.

                  (d)      All  Certificates  surrendered for  registration of transfer and exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator's customary procedures.

                  (e)      No transfer of any Private  Certificate  shall be made unless that transfer is made pursuant to an effective registration  statement under the 1933 Act and effective  registration or  qualification  under applicable state securities laws, or is made in a transaction which does not require such  registration or  qualification.  Except in connection with any transfer of a Private
Certificate  by the  Depositor  to any  affiliate or any transfer of a Private  Certificate  from the  Depositor or an affiliate of the
Depositor to an owner trust or other entity  established by the Depositor,  in the event that a transfer is to be made in reliance upon an exemption  from the 1933 Act and such laws, in order to assure  compliance  with the 1933 Act and such laws,  the  Certificateholder desiring to effect such transfer and such  Certificateholder's  prospective transferee shall each certify to the Trust Administrator in writing the facts  surrounding  the  transfer in  substantially  the form set forth in Exhibit L  (the  "Transferor  Certificate")  and
(i) deliver a letter in substantially  the form of either (A) Exhibit M-1 (the "Investment  Letter"),  provided that all of the Private
Certificates  of a Class shall be transferred  to one investor or the Depositor  otherwise  consents to such transfer,  (B) Exhibit M-2
(the "Rule 144A  Letter") or (C) Exhibit M-3  (the "Regulation S  Letter") or (ii) there shall be delivered to the Trust  Administrator at the expense of the  transferor  an Opinion of Counsel  that such  transfer may be made  pursuant to an exemption  from the 1933 Act.
The Depositor  shall  provide to any Holder of a Private  Certificate  and any  prospective  transferee  designated by any such Holder, information  regarding the related  Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in  Rule 144A(d)(4)  or Regulation S,  as applicable,  for transfer of any such Certificate  without registration  thereof  under the 1933 Act pursuant to the  registration  exemption  provided by Rule 144A  or  Regulation S.  The Trust
Administrator  shall  cooperate  with the  Depositor in providing the  information  referenced  in the  preceding  sentence,  including providing to the Depositor such information  regarding the Certificates,  the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably  request to meet its obligation under the preceding  sentence.  Each Holder of a Private  Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust  Administrator,  the Depositor,  the Seller,  the
Master Servicer,  each Servicer,  the Special  Servicer and the  Modification  Oversight Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (f)      Except in  connection  with any transfer of a Private  Certificate  by the Depositor to any affiliate or any transfer of a Private  Certificate  from the Depositor or an affiliate of the  Depositor to an owner trust or other entity  established by the  Depositor,  no transfer of an  ERISA-Restricted  Certificate  (except for the Residual  Certificates)  shall be made unless the
Trust  Administrator  shall have received in accordance  with  Exhibit M-1,  Exhibit M-2 or  Exhibit M-3,  as applicable,  either (i) a representation  letter from the  transferee of such  Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust
Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or
Section 4975 of the Code, or a person using the assets of any such plan or  arrangement,  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund,  (ii) if the purchaser is an insurance company and the Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a  representation  that the  purchaser  is an insurance  company  which is purchasing such  Certificates  with funds contained in an "insurance  company general account" (as such term is defined in Section V(e)
of Prohibited  Transaction  Class Exemption 95-60 ("PTCE  95-60")) and that the purchase and holding of such  Certificates  are covered under  Sections I and III of PTCE 95-60 or (iii) in  the case of any such  Certificate  presented  for  registration  in the name of an employee  benefit plan or  arrangement  subject to Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person  using such  plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory  to the Trust
Administrator  to the effect  that the  purchase  or holding of such  Certificate  will not  result in  prohibited  transactions  under
Section 406 of ERISA and/or  Section 4975 of the Code and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master  Servicer or any other Servicer to any obligation in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of such  parties or the Trust  Fund.  No  transfer  of a Residual  Certificate  shall be made  unless the Trust
Administrator  shall have received,  in accordance with Exhibit N,  a  representation  letter from the transferee of such  Certificate, acceptable  to and in form and  substance  satisfactory  to the Trust  Administrator,  to the  effect  that such  transferee  is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement,  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust
Fund. In the event the representations  referred to in this  Section 6.02(f) are  not furnished,  such representations  shall be deemed to have been made to the trustee by the  transferee's  acceptance of such  ERISA-Restricted  Certificate  by any  beneficial  owner who purchases an interest in such  Certificate  if such  Certificate is a Book-Entry  Certificate.  In the event that a  representation  is violated,  or any  attempt  to  transfer  an  ERISA-Restricted  Certificate  to a plan or  arrangement  or  person  using a  plan's  or arrangement's  assets is attempted  without the delivery to the Trust  Administrator  of the Opinion of Counsel  described  above,  the attempted transfer or acquisition of such Certificate shall be void and of no effect.

                  (g)      Additional restrictions on transfers of the Residual Certificates are set forth below:

                           (i)      Each Person who has or who  acquires  any  ownership  interest in a Residual  Certificate  shall be deemed by the  acceptance or acquisition  of such  ownership  interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized the Trust  Administrator  or its designee under clause (iii)(A) below to deliver payments to a Person  other than such Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)  below and to execute all  instruments  of transfer and to do all other things  necessary in  connection  with any such sale.  The rights of each Person acquiring any ownership interest in a Residual Certificate are expressly subject to the following provisions:

                                    (A)     Each Person  holding or acquiring any ownership  interest in a Residual  Certificate  shall be other than a Disqualified  Organization  and shall promptly notify the Trust  Administrator of any change or impending change in its status as other than a Disqualified Organization.

                                    (B)     In  connection  with  any  proposed  transfer  of  any  ownership  interest  in a  Residual
              Certificate to a U.S. Person, the Trust  Administrator  shall require delivery to it, and shall not register the transfer of a Residual  Certificate  until its receipt of (1) an affidavit and agreement (a  "Transferee  Affidavit and Agreement"
              attached  hereto  as  Exhibit N)  from  the  proposed  transferee,  in  form  and  substance  satisfactory  to the  Trust
              Administrator,  representing and warranting,  among other things,  that it is not a non U.S. Person, that such transferee is other than a  Disqualified  Organization,  that it is not acquiring its ownership  interest in a Residual  Certificate that is the  subject  of the  proposed  Transfer  as a  nominee,  trustee or agent for any Person who is not other than a
              Disqualified  Organization,  that for so long as it retains its ownership  interest in a Residual  Certificate,  it shall endeavor  to  remain  other  than a  Disqualified  Organization,  and  that  it  has  reviewed  the  provisions  of  this
              Section 6.02(g) and  agrees to be bound by them, and (2) a  certificate,  attached  hereto as Exhibit O,  from the Holder wishing to transfer a Residual Certificate,  in form and substance satisfactory to the Trust Administrator,  representing and  warranting,  among  other  things,  that no purpose of the  proposed  transfer is to allow such Holder to impede the assessment or collection of tax.

                                    (C)     Notwithstanding  the  delivery  of a  Transferee  Affidavit  and  Agreement  by a  proposed transferee under clause (B) above, if the Trust  Administrator  has actual knowledge that the proposed  transferee is not other than a Disqualified  Organization,  no transfer of an ownership interest in a Residual Certificate to such proposed transferee shall be effected.

                                    (D)     Each Person holding or acquiring any ownership interest in a Residual  Certificate  agrees, by holding or acquiring such ownership  interest,  to require a Transferee  Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership  interest and to provide a certificate to the Trust  Administrator in the form attached hereto as Exhibit O.

                           (ii)     The Trust  Administrator  shall register the transfer of any Residual  Certificate only if it shall have  received the  Transferee  Affidavit and  Agreement,  a certificate  of the Holder  requesting  such transfer in the form attached  hereto  as  Exhibit O  and all of such  other  documents  as  shall  have  been  reasonably  required  by the  Trust
         Administrator as a condition to such registration.

                           (iii)    (A)     If any  Disqualified  Organization  shall become a Holder of a Residual  Certificate,  then the last preceding Holder that was other than a Disqualified  Organization shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such transfer of such
              Residual  Certificate.  If any non U.S. Person shall become a Holder of a Residual  Certificate,  then the last preceding
              Holder that is a U.S. Person shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non U.S. Person of such Residual Certificate.  If a transfer of a Residual Certificate is disregarded  pursuant to the provisions of Treasury Regulations  Section 1.860E-1 or  Section 1.860G-3,  then the last preceding Holder that was other than a Disqualified  Organization shall be restored, to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Residual  Certificate that is in fact not permitted by this  Section 6.02(g) or  for making any payments  due on such  Certificate  to the Holder  thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B)     If any purported  transferee of a Residual  Certificate shall become a Holder of a Residual
              Certificate in violation of the restrictions in this  Section 6.02(g) and to the extent that the retroactive  restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid,  illegal or  unenforceable,  then the  Depositor  shall have the right,  without  notice to the Holder or any prior Holder of such
              Residual  Certificate,  to sell such Residual  Certificate to a purchaser  selected by the Depositor on such terms as the
              Depositor may choose. Such purported  transferee shall promptly endorse and deliver a Residual  Certificate in accordance with the  instructions  of the Depositor.  Such purchaser may be the Depositor  itself or any affiliate of the Depositor.
              The  proceeds  of such sale,  net of the  commissions  (which may include  commissions  payable to the  Depositor  or its affiliates),  expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Depositor,  and the  Depositor  shall not be liable to any Person  having an ownership  interest or a purported  ownership  interest in a
              Residual Certificate as a result of its exercise of such discretion.

                           (iv)     The Master Servicer and each Servicer, on behalf of the Trust Administrator,  shall make available, upon written request from the Trust  Administrator,  all information  reasonably  available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership  interest in a Residual  Certificate  to any Person who is not
         other than a Disqualified  Organization,  including the information regarding "excess inclusions" of such Residual Certificate required  to be  provided  to  the  Internal  Revenue  Service  and  certain  Persons  as  described  in  Treasury  Regulation
         Section 1.860D  1(b)(5), and (B) as a result of any regulated  investment company,  real estate investment trust, common trust fund,  partnership,  trust,  estate or organizations  described in Section 1381 of the Code having as among its record holders at any time any  Person  who is not other  than a  Disqualified  Organization.  Reasonable  compensation  for  providing  such information may be required by the Master Servicer or the related Servicer from such Person.

                           (v)      The provisions of this Section 6.02(g) set forth prior to this  Section 6.02(g)(v) may be modified, added to or  eliminated  by the  Depositor,  provided  that there shall have been  delivered  to the Trust  Administrator  the following:

                                    (A)     written  notification  from  each  Rating  Agency  to the  effect  that  the  modification, addition to or elimination of such  provisions  will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

                                    (B)     a  certificate  of the  Depositor  stating  that the  Depositor  has received an Opinion of
              Counsel,  in form and substance  satisfactory  to the  Depositor,  to the effect that such  modification,  addition to or elimination  of such  provisions  will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that  (i) the  Trust Fund may be subject to an entity  level tax caused by the  transfer of a Residual  Certificate  to a
              Person which is not other than a Disqualified  Organization or (2) a Certificateholder  or another Person will be subject to a REMIC related tax caused by the transfer of applicable  Residual  Certificate  to a Person which is not other than a
              Disqualified Organization.

                           (vi)     The following legend shall appear on each Residual Certificate:

              ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A
              TRANSFER  AFFIDAVIT TO THE  DEPOSITOR  AND THE TRUST  ADMINISTRATOR  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
              STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
              AGENCY OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING,  (B) ANY  ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED IN
              SECTION 521  OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS
              SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY  ORGANIZATION  DESCRIBED IN SECTION  1381(a)(2)(C)  OF
              THE CODE (ANY SUCH PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES (A), (B), OR (C) BEING  HEREINAFTER  REFERRED TO AS A
              "DISQUALIFIED  ORGANIZATION"),  OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS
              TO ENABLE THE  TRANSFEROR  TO IMPEDE THE  ASSESSMENT  OR COLLECTION  OF TAX.  SUCH  AFFIDAVIT  SHALL INCLUDE  CERTAIN
              REPRESENTATIONS AS TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE
              CERTIFICATE  REGISTER OF ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
              OR AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL  FORCE OR EFFECT
              WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT
              NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF
              THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

                  (h)      The Trust  Administrator  shall have no  liability  to the Trust Fund  arising  from a transfer  of any such
Certificate in reliance upon a certification,  ruling or Opinion of Counsel described in this  Section 6.02;  provided,  however,  that the Trust  Administrator  shall not  register the transfer of any Residual  Certificate  if it has actual  knowledge  that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 6.02.

                  (i)      Each Holder of a Swap  Certificate  or any  interest  therein  shall be deemed to have  represented,  by its acquisition  or  holding  of such  certificate  or any  interest  therein,  that as of any date  prior to the  termination  of the Swap
Agreement,  at least one of PTCE 84-14,  90-1,  91-38,  95-60 or 96-23 or other applicable  exemption applies to such Holder's right to receive payments from the Supplemental Interest Trust.

                  SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (a) any  mutilated  Certificate is surrendered to the Trust  Administrator,  or the Trust  Administrator  receives evidence to its  satisfaction of the  destruction,  loss or theft of any  Certificate and (b) there is delivered to each Servicer,  the
Trustee and the Trust  Administrator such security or indemnity as may be required by them to save each of them harmless,  then, in the absence of notice to the Trustee and the Trust  Administrator  that such  Certificate has been acquired by a protected  purchaser,  the
Trust  Administrator  shall execute,  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new  Certificate  of like tenor and  interest in the Trust Fund.  In  connection  with the  issuance of any new
Certificate  under this  Section 6.03,  the Trust  Administrator  may require the payment of a sum sufficient to cover any tax or other governmental  charge  that may be imposed in relation  thereto and any other  expenses  (including  the fees and  expenses of the Trust
Administrator)  connected  therewith.  Any replacement  Certificate issued pursuant to this Section 6.03 shall constitute  complete and indefeasible  evidence  of  ownership  in the Trust  Fund,  as if  originally  issued,  whether  or not the lost,  stolen or  destroyed
Certificate shall be found at any time.

                  SECTION 6.04.     Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, each Servicer, the Trust Administrator,  and any agent of the Master  Servicer  or any  Servicer,  the Trust  Administrator  may treat the person in whose name any  Certificate  is registered  as the owner of such  Certificate  for the purpose of receiving  distributions  as provided in this  Agreement  and for all other purposes  whatsoever,  and none of the Master  Servicer or the Servicers,  the Trust  Administrator,  nor any agent of the Master
Servicer or a Servicer or the Trust Administrator shall be affected by any notice to the contrary.

                  SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

                  (a)      If three or more Certificateholders  (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders,  (ii) state that such Certificateholders  desire to communicate with other Certificateholders with respect to their rights  under this  Agreement or under the  Certificates  and  (iii) provide  a copy of the  communication  which such
Certificateholders  propose to  transmit,  then the Trust  Administrator  shall,  within ten  Business  Days after the  receipt of such request,  afford such Certificateholders  access during normal business hours to a current list of the Certificateholders.  The expense of  providing  any  such  information  requested  by a  Certificateholder  shall be borne  by the  Certificateholders  requesting  such information  and shall not be borne by the Trust  Administrator  or the Trustee.  Every  Certificateholder,  by receiving and holding a
Certificate,  agrees that the Trustee and the Trust  Administrator  shall not be held  accountable  by reason of the  disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  (b)      The Master Servicer and each Servicer, so long as it is a servicer hereunder,  DLJMC and the Depositor shall have  unlimited  access to a list of the names and  addresses  of the  Certificateholders  which  list shall be  provided  by the Trust
Administrator promptly upon request.

                  SECTION 6.06.     Maintenance of Office or Agency.

                  The Trust  Administrator  shall  maintain or cause to be  maintained at its expense an office or offices or agency or agencies in Minneapolis,  Minnesota where  Certificates  may be surrendered for  registration of transfer or exchange and where notices and  demands  to or upon the  Trust  Administrator  in  respect  of the  Certificates  and this  Agreement  may be  served.  The  Trust
Administrator  initially  designates  its Corporate  Trust Office as its office for such purpose.  The Trust  Administrator  shall give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

                  SECTION 6.07.     Book-Entry Certificates.

                  Notwithstanding the foregoing,  the Book-Entry  Certificates,  upon original issuance, shall be issued in the form of one or more typewritten  Certificates  representing the Book-Entry  Certificates,  to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor.  The  Book-Entry  Certificates  shall  initially be registered on the  Certificate  Register in the name of Cede & Co.,  the  nominee  of DTC,  as the  initial  Clearing  Agency,  and no  Beneficial  Holder  will  receive a  definitive certificate  representing such Beneficial Holder's interest in the Certificates,  except as provided in Section 6.09.  Unless and until definitive,  fully  registered  Certificates  ("Definitive  Certificates")  have been  issued to the  Beneficial  Holders  pursuant  to
Section 6.09:

                  (a)      the  provisions  of this  Section 6.07  shall be in full force and  effect  with  respect to the  Book-Entry
Certificates;

                  (b)      the Depositor and the Trust  Administrator  may deal with the Clearing  Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

                  (c)      to the  extent  that the  provisions  of this  Section 6.07  conflict  with  any  other  provisions  of this
Agreement, the provisions of this Section 6.07 shall control; and

                  (d)      the rights of the  Beneficial  Holders of the  Book-Entry  Certificates  shall be exercised only through the
Clearing Agency and the Participants and shall be limited to those  established by law and agreements  between such Beneficial  Holders and the Clearing Agency and/or the Participants.  Pursuant to the Depository  Agreement,  unless and until Definitive  Certificates are issued pursuant to  Section 6.09,  the initial  Clearing Agency will make book-entry  transfers among the  Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

                  For  purposes of any  provision of this  Agreement  requiring  or  permitting  actions with the consent of, or at the direction of, Holders of the Book-Entry  Certificates  evidencing a specified  percentage of the aggregate  unpaid  principal amount of such  Certificates,  such direction or consent may be given by the Clearing  Agency at the direction of Beneficial  Holders owning such
Certificates  evidencing the requisite  percentage of principal amount of such  Certificates.  The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

                  SECTION 6.08.     Notices to Clearing Agency.

                  Whenever notice or other  communication  to the Holders of Book-Entry  Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders  pursuant to Section 6.09,  the Trust
Administrator  shall give all such notices and  communications  specified herein to be given to Holders of the Book-Entry  Certificates to the Clearing Agency which shall give such notices and  communications to the related  Participants in accordance with its applicable rules, regulations and procedures.

                  SECTION 6.09.     Definitive Certificates.

                  If (a) the  Depositor  advises the Trust  Administrator  in writing that the Clearing  Agency is no longer willing or able to properly  discharge  its  responsibilities  under the  Depository  Agreement  with  respect to the  Certificates  and the Trust
Administrator  or the  Depositor  is unable to locate a qualified  successor,  (b) the  Depositor,  with the consent of the  applicable
Participants,  advises the Trust  Administrator  in writing  that it elects to  terminate  the  book-entry  system with  respect to the
Book-Entry  Certificates  through the  Clearing  Agency or  (c) after  the  occurrence  of an Event of Default,  Holders of  Book-Entry
Certificates  evidencing  not less than 66-2/3% of the aggregate  Class  Principal  Balance of the Book-Entry  Certificates  advise the
Trust  Administrator  in writing  that the  continuation  of a  book-entry  system with  respect to the such  Certificates  through the
Clearing  Agency is no longer in the best interests of the Holders of such  Certificates  with respect to the  Book-Entry  Certificates and the applicable  Participants  consent,  the Trust  Administrator shall notify all Holders of such Certificates of the occurrence of any such event and the  availability of Definitive  Certificates.  Upon surrender to the Trust  Administrator  of such  Certificates by the Clearing  Agency,  accompanied by registration  instructions  from the Clearing Agency for  registration,  the Trust  Administrator shall  authenticate  and deliver the Definitive  Certificates.  Neither the Depositor nor the Trust  Administrator  shall be liable for any delay in delivery of such  instructions  and may  conclusively  rely on, and shall be protected  in relying on, such  instructions.
Upon the issuance of Definitive  Certificates  all  references  herein to  obligations  imposed upon or to be performed by the Clearing
Agency  shall be deemed to be imposed upon and  performed by the Trust  Administrator,  to the extent  applicable  with respect to such
Definitive  Certificates,  and the Trust  Administrator  shall recognize the Holders of Definitive  Certificates as  Certificateholders
hereunder.

                                                              ARTICLE VII

                                                 THE DEPOSITOR, THE SELLER, THE MASTER
                          SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                  SECTION 7.01.     Liabilities of the Seller, the Depositor, the Master Servicer, the Servicers, the Special Servicer
                                    and the Modification Oversight Agent.

                  The Depositor,  the Seller, the Master Servicer,  each Servicer,  the Special Servicer and the Modification Oversight
Agent shall be liable under this Agreement to any other party to this  Agreement,  including the liability of each Servicer (other than
WMMSC) to the Master Servicer in accordance herewith only to the extent of the obligations  specifically and respectively  imposed upon and undertaken by them herein.

                  SECTION 7.02.     Merger or Consolidation of the Seller, the Depositor, the Master Servicer, the Servicers, the
                                    Special Servicer or the Modification Oversight Agent.

                  Subject to the immediately succeeding paragraph,  the Depositor,  the Seller, the Master Servicer, each Servicer, the
Special  Servicer and the  Modification  Oversight Agent shall each do or cause to be done all things necessary to preserve and keep in full  force and effect  its  existence,  rights and  franchises  (charter  and  statutory)  and shall  each  obtain  and  preserve  its qualification  to do business as a foreign  corporation in each  jurisdiction in which such  qualification  is or shall be necessary to protect the validity and  enforceability  of this  Agreement,  or any of the Mortgage Loans and to perform its respective  duties under this Agreement.

                  Any Person into which the Depositor,  the Seller,  the Master  Servicer,  any Servicer,  the Special  Servicer or the
Modification  Oversight Agent may be merged or  consolidated,  or any Person  resulting from any merger or  consolidation  to which the
Depositor,  the Seller, the Master Servicer,  any Servicer,  the Special Servicer or the Modification Oversight Agent shall be a party, or any Person succeeding to the business of the Depositor,  the Seller, the Master Servicer,  any Servicer, the Special Servicer or the
Modification  Oversight Agent,  shall be the successor of the Depositor,  the Seller, the Master Servicer,  such Servicer,  the Special
Servicer or the  Modification  Oversight  Agent,  as the case may be,  hereunder,  without the  execution or filing of any paper or any further  act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding;  provided,  however,  that
(i) the  successor or surviving  Person to the Master  Servicer,  any such Servicer (other than WMMSC) or the Special Servicer shall be qualified to sell mortgage  loans to, and to service  mortgage loans on behalf of, FNMA or FHLMC,  and (ii) the  successor or surviving
Person to WMMSC shall have a net worth of at least $15,000,000,  unless each of the Rating Agencies acknowledge,  at the expense of the successor or surviving  person to WMMSC,  that its rating of the Certificates in effect  immediately  prior to such assignment will not be qualified or reduced as a result of such successor or surviving Person to WMMSC not having a net worth of at least $15,000,000.

                  Notwithstanding  anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Master Servicer or a Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided,  however,  that the Master
Servicer or such Servicer gives the Depositor,  the Trustee and the Trust Administrator notice of such assignment;  provided,  further,
(a) that such purchaser or transferee  accepting  such  assignment  and  delegation  shall be an  institution  that is a FNMA and FHLMC approved  seller/servicer  in good  standing,  which has a net worth of at least  $15,000,000,  and which is  willing  to  service  the
Mortgage Loans and (b) such  purchaser or transferee  executes and delivers to the Depositor,  the Trustee and the Trust  Administrator
an agreement  accepting such  delegation and  assignment,  which contains an assumption by such Person of the rights,  powers,  duties,

responsibilities,  obligations and liabilities of the Master  Servicer or such Servicer,  with like effect as if originally  named as a party to this  Agreement;  provided,  further,  that each of the Rating  Agencies  acknowledge  that its rating of the  Certificates in effect  immediately  prior to such assignment  will not be qualified or reduced as a result of such  assignment and delegation.  In the case of any such  assignment and delegation,  the Master  Servicer or such Servicer shall be released from its  obligations  under this
Agreement  (except as provided above),  except that the Master Servicer or the related Servicer shall remain liable for all liabilities and  obligations  incurred by it as the Master  Servicer or Servicer  hereunder  prior to the  satisfaction  of the  conditions to such assignment and delegation set forth in the preceding sentence.

                  SECTION 7.03.     Limitation on Liability of the Seller, the Depositor, the Master Servicer, the Servicers, the
                                    Special Servicer, the Modification Oversight Agent and Others.

                  (a)      None  of the  Depositor,  the  Master  Servicer,  any  Servicer,  the  Seller,  the  Special  Servicer,  the
Modification  Oversight  Agent,  or any of the directors,  officers,  employees or agents of the Depositor,  the Master  Servicer,  any
Servicer,  the Seller, the Special Servicer or the Modification  Oversight Agent shall be under any liability to the Certificateholders for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor,  the Master Servicer, any Servicer, the Seller, the
Special  Servicer or the Modification  Oversight Agent against any breach of  representations,  warranties or covenants  (including any indemnification  obligations provided in Section 2.08) made by it herein or protect the Depositor,  the Master Servicer,  any Servicer, the Seller,  the  Special  Servicer or the  Modification  Oversight  Agent or any such  director,  officer,  employee or agent from any liability  which would  otherwise be imposed by reasons of willful  misfeasance,  bad faith or gross  negligence in the  performance of duties or by reason of reckless disregard of obligations and duties hereunder.

                  The Depositor,  the Master Servicer,  any Servicer,  the Seller, the Special Servicer and the Modification  Oversight
Agent and any director,  officer,  employee or agent of the  Depositor,  the Master  Servicer,  any Servicer,  the Seller,  the Special
Servicer or the  Modification  Oversight  Agent may rely in good faith on any  document of any kind prima facie  properly  executed and submitted by any Person respecting any matters arising hereunder.  The Depositor,  the Master Servicer,  any Servicer,  the Seller, the
Special  Servicer and the  Modification  Oversight  Agent and any director,  officer,  employee or agent of the  Depositor,  the Master
Servicer,  any Servicer,  the Seller,  the Special Servicer or the Modification  Oversight Agent shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action relating to this Agreement or the Certificates,  other than any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

                  None of the Depositor,  the Master  Servicer,  any Servicer,  the Seller,  the Special  Servicer or the  Modification
Oversight  Agent  shall be under any  obligation  to appear in,  prosecute  or defend any legal  action that is not  incidental  to its respective  duties hereunder and which in its opinion may involve it in any expense or liability;  provided,  however,  that any of the
Depositor,  the Master  Servicer,  any  Servicer,  the Seller,  the Special  Servicer or the  Modification  Oversight  Agent may in its
discretion  undertake  any such action that it may deem  necessary or desirable in respect of this  Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the  Certificateholders  hereunder.  In such event, the legal expenses and costs of such action and any liability  resulting  therefrom  shall be expenses,  costs and liabilities of the Trust
Fund, and the Depositor,  the Master Servicer,  any Servicer, the Seller, the Special Servicer and the Modification Oversight Agent, as
applicable,  shall be  entitled  to be  reimbursed  therefor  from the Trust  Fund.  The right of each  Servicer  and the  Modification
Oversight  Agent to indemnity and  reimbursement  pursuant to this Section 7.03 shall survive the  resignation  or  termination of such
Servicer as set forth herein.

                  (b)      Each Servicer and the Special  Servicer  shall  indemnify the Trust  Administrator  and the Trustee and hold them harmless against any and all claims,  losses,  damages,  penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs,  judgments,  and any other costs,  fees and expenses that the Trust  Administrator or the Trustee may sustain in any way related to the failure of such Servicer or Special  Servicer to perform its duties and service the Mortgage  Loans in  compliance  with the terms of this  Agreement.  The related  Servicer  or the Special  Servicer,  as  applicable,  shall  notify  immediately  the Trust
Administrator  and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage  Loans,  assume (with the prior  written  consent of the Trust  Administrator)  the defense of any such claim and pay all expenses in  connection  therewith, including  counsel  fees,  and promptly pay,  discharge  and satisfy any judgment or decree which may be entered  against it, the Trust
Administrator or the Trustee in respect of such claim. The related Servicer or the Special  Servicer,  as applicable,  shall follow any written  instructions  received from the Trust  Administrator in connection with such claim.  Except as otherwise  provided herein, the
Trust  Administrator  promptly shall reimburse such Servicer or the Special Servicer,  as applicable,  for all amounts advanced by such entity  pursuant to the second  preceding  sentence  except when the claim is in any way related to the failure of such Servicer or the
Special Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

                  SECTION 7.04.     Master Servicer, Servicers, Special Servicer and Modification Oversight Agent Not to Resign;
                                    Transfer of Servicing.

                  (a)      None of the Master Servicer,  any Servicer,  the Special Servicer or the Modification  Oversight Agent shall resign from the obligations  and duties hereby imposed on it except  (i) upon  appointment of a successor  master  servicer,  successor servicer,  successor special servicer or successor  modification oversight agent and receipt by the Trustee and the Trust Administrator of a letter from each Rating Agency that such a resignation  and  appointment  will not result in a downgrading of the rating of any of the  Certificates  related to the  applicable  Mortgage  Loans,  or (ii) upon  determination  that its duties  hereunder  are no longer permissible  under  applicable law. Any such  determination  under clause  (ii) permitting  the resignation of the Master  Servicer,  a
Servicer,  the  Special  Servicer  or the  Modification  Oversight  Agent  shall be  evidenced  by an Opinion of Counsel to such effect delivered  to the  Trustee  and the Trust  Administrator.  No such  resignation  shall  become  effective  until the  successor  master servicer,  successor  servicer,  successor  special  servicer or successor  modification  oversight agent shall have assumed the Master
Servicer's,  such Servicer's,  the Special Servicer's or the Modification Oversight Agent's, as applicable,  responsibilities,  duties, liabilities and obligations hereunder.

                  (b)      Notwithstanding  the  foregoing,  at DLJMC's  request,  so long as it is the owner of the related  servicing rights,  the Master  Servicer or any Servicer  shall resign,  upon the  selection and  appointment  of a successor  master  servicer or servicer,  as  applicable;  provided  that  DLJMC  delivers  to the  Trustee  and  the  Trust  Administrator  the  letter  required  in
Section 7.04(a)(i) above.  Notwithstanding the foregoing,  in the event that the Master Servicer is appointed as the successor servicer to SPS, the  requirements of  Section 7.04(a)(i) shall  be waived.  If the Master Servicer  resigns  pursuant to this  Section 7.04(b),
DLJMC shall pay the Master  Servicer an amount equal to the product of (a) the  Stated  Principal  Balance of all of the Mortgage Loans
(other than the WMMSC Serviced Mortgage Loans) then outstanding and (b) 0.02%.

                  (c)      Notwithstanding  the  foregoing,  if the  Trust  Administrator  shall  for any  reason  no  longer  be Trust
Administrator  hereunder,  at DLJMC's  request,  the Master  Servicer shall resign,  upon the selection and  appointment of a successor
master   servicer;   provided   that  DLJMC   delivers   to  the  Trustee  and  the  Trust   Administrator   the  letter   required  in
Section 7.04(a)(i) above.

                  (d)      Notwithstanding  the foregoing,  at DLJMC's request,  the Special Servicer shall resign,  upon the selection and appointment of a successor special servicer by DLJMC;  provided that DLJMC delivers to the Trustee and the Trust  Administrator the letter required in Section 7.04(a)(i) above.

                  (e)      Notwithstanding the foregoing,  at DLJMC's request, the Modification  Oversight Agent shall resign, upon the selection and appointment of a successor  modification  oversight  agent by DLJMC;  provided that DLJMC delivers to the Trustee and the
Trust Administrator the letter required in Section 7.04(a)(i) above.

                  SECTION 7.05.     Master Servicer, Seller, Special Servicer, Modification Oversight Agent and Servicers May Own
                                    Certificates.

                  Each of the Master Servicer,  the Seller, the Special Servicer, the Modification Oversight Agent and each Servicer in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights as it would have if it were not the Master Servicer, the Seller, the Special Servicer, the Modification Oversight Agent or a Servicer.

                                                             ARTICLE VIII

                                                                DEFAULT

                  SECTION 8.01.     Events of Default.

                  "Event of  Default,"  wherever  used  herein,  and as to the Master  Servicer or any  Servicer,  means any one of the following  events  (whatever  reason for such Event of Default  and  whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

                  (a)      any  failure  by the  Master  Servicer  or a  Servicer  to remit to the  Certificateholders  or to the Trust
Administrator  any payment other than an Advance  required to be made by the Master  Servicer or such Servicer  under the terms of this
Agreement,  which failure shall continue  unremedied for a period of (i) with  respect to the Master  Servicer or a Servicer other than
Wells Fargo,  one Business Day and (ii) with  respect to Wells Fargo,  two Business  Days,  after the date upon which written notice of such  failure  shall have been given to the Master  Servicer or such  Servicer by the Trust  Administrator  or the  Depositor or to the
Master Servicer or the related  Servicer and the Trust  Administrator  by the Holders of  Certificates  having not less than 25% of the
Voting Rights evidenced by the Certificates; or

                  (b)      any failure by the Master Servicer or a Servicer to observe or perform in any material  respect any other of the  covenants or  agreements  on the part of the Master  Servicer or a Servicer  contained in this  Agreement  (except as set forth in
(c) and (g) below) which failure  (i) materially  affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days  after the date on which  written  notice of such  failure  shall  have been  given to the  Master  Servicer  or such
Servicer by the Trust  Administrator  or the  Depositor,  or to the Master  Servicer or a Servicer and the Trust  Administrator  by the
Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

                  (c)      if a representation  or warranty set forth in Section 2.03  hereof made solely in its capacity as the Master
Servicer  or a Servicer  shall prove to be  materially  incorrect  as of the time made in any respect  that  materially  and  adversely affects interests of the  Certificateholders,  and the  circumstances or condition in respect of which such  representation or warranty was incorrect  shall not have been  eliminated or cured within 90 days after the date on which written  notice  thereof shall have been given to the Master Servicer or the related Servicer by the Trust  Administrator  for the benefit of the  Certificateholders  or by the
Depositor; or

                  (d)      a decree or order of a court or agency or supervisory  authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered against the Master Servicer or a
Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (e)      the Master  Servicer  or a Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or liquidator in any  insolvency,  readjustment of debt,  marshalling of assets and  liabilities or similar  proceedings of or relating to the Master Servicer or such Servicer or all or substantially all of the property of the Master Servicer or such Servicer; or

                  (f)      the Master  Servicer or a Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary  case under,  any  applicable  insolvency or  reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (g)      any failure of the Master  Servicer or a Servicer to make any Advance in the manner and at the time required to be made from its own funds  pursuant  to  Section 5.01  of this  Agreement  and  after  receipt  of  written  notice  from the Trust
Administrator of such failure,  which failure continues  unremedied  (i) with respect to the Master Servicer or a Servicer,  other than
WMMSC or Wells Fargo (in its capacity as a Servicer),  after 5:00 p.m.  (New York City time) on the Business Day immediately  following the Master Servicer's or such Servicer's receipt of such notice,  (ii) with respect to Wells Fargo (in its capacity as a Servicer),  on the second  Business Day immediately  following  Wells Fargo's receipt of such notice and (iii) with respect to WMMSC,  after 2:00 p.m.
(New York City time) on the Business Day immediately following WMMSC's receipt of such notice; or

                  (h)      either  (a) the  servicer  rankings or ratings for a Servicer  (other than WMMSC) are  downgraded  to "below average"  status by one or more of the Rating  Agencies  rating the  Certificates  or (b) one or more Classes of the  Certificates  are downgraded or placed on negative watch due in whole or in part to the performance or servicing of a Servicer (other than WMMSC); or

                  (i)      the servicer  rankings or ratings for a Servicer  (other than WMMSC) are downgraded two or more levels below the level in effect on the Closing Date by one or more of the Rating Agencies rating the Certificates; or

                  (j)      either (a) either  (i) the master servicer rankings or ratings for the Master Servicer are downgraded two or more levels below the level in effect on the Closing Date by one or more of the Rating  Agencies  rating the  Certificates  or (ii) the
Master  Servicer  rankings or ratings for the Master  Servicer,  are downgraded to "below  average" status by one or more of the Rating
Agencies  rating the  Certificates  or (b) one or more Classes of the  Certificates  are  downgraded or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer; or

                  (k)      any failure by an applicable  Servicer to either (a) remit payment of an Assigned  Prepayment Premium to the
Collection Account or (b) remit funds in the amount equal to an Assigned  Prepayment  Premium which the applicable  Servicer has failed to collect,  in each case as required pursuant to this Agreement,  which failure continues  unremedied for a period of one Business Day after the date upon which written notice of such failure,  requiring the same to be remedied,  shall have been given to the Servicer by the Trust Administrator, the Master Servicer, the Trustee or the Depositor; or

                  (l)      any  failure by the  Modification  Oversight  Agent,  the Master  Servicer  or a Servicer to comply with the provisions of Article XIII.

                  If an Event of Default  due to the actions or inaction  of the Master  Servicer  or a Servicer  described  in clauses
(a) through  (f)  and (l) of this  Section 8.01  shall occur,  then,  and in each and every such case, so long as such Event of Default shall not have been remedied,  (i) the Trust  Administrator shall at the direction of DLJMC, the Trustee or the Holders of Certificates
evidencing not less than 25% of the Voting Rights  evidenced by the  Certificates,  by notice in writing to the Master Servicer or such
Servicer (with a copy to the Rating  Agencies),  terminate all of the rights and  obligations  of the Master  Servicer or such Servicer under this  Agreement  (other than rights to  reimbursement  for  Advances  and  Servicing  Advances  previously  made,  as provided in
Section 3.08),  (ii) the  Master  Servicer  may, if such Event of Default is due to the actions or inactions of a Servicer  (other than
WMMSC),  by notice in writing to such Servicer  (with a copy to the Rating  Agencies),  terminate all of the rights and  obligations of such  Servicer  (other than WMMSC)  under this  Agreement  (other than rights to  reimbursement  for Advances  and  Servicing  Advances previously made, as provided in  Section 3.08)  and (iii) the Trust  Administrator  may, if such Event of Default is due to the actions or  inactions  of  WMMSC,  by notice in  writing  to WMMSC  (with a copy to the  Rating  Agencies),  terminate  all of the  rights  and obligations of WMMSC under this Agreement (other than rights to reimbursement for Advances and Servicing  Advances  previously made, as provided in Section 3.08).

                  If an Event of Default  described  in clause  (g) shall  occur,  (i) if the  Master  Servicer  has failed to make any
Advance,  the Trustee,  (ii) if WMMSC has failed to make any Advance,  the Trust  Administrator,  and (iii) if any Servicer (other than
WMMSC) has failed to make any Advance,  the Master Servicer,  shall prior to the next Distribution Date,  immediately make such Advance and terminate the rights and obligations of the Master  Servicer or applicable  Servicer,  as applicable,  hereunder and succeed to the rights and  obligations of the Master  Servicer or such Servicer,  as applicable,  hereunder  pursuant to  Section 8.02,  including the obligation  to make Advances on such  succeeding  Distribution  Date pursuant to the terms hereof.  No Event of Default with respect to the Master  Servicer or a Servicer  shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

                  If an Event of Default described in clause (h), (i) or (k) occurs,  (i) if the Event of Default relates to WMMSC, the
Trust  Administrator,  and (ii) if the Event of Default  relates to any Servicer other than WMMSC,  the Master  Servicer,  shall at the direction of DLJMC,  by notice in writing to such  Servicer,  terminate all of the rights and  obligations  of such Servicer under this
Agreement (other than rights to reimbursement  for Advances and Servicing  Advances  previously made, as provided in Section 3.08)  and shall appoint as successor  Servicer the entity  selected by DLJMC in  accordance  with  Section 8.02;  provided that DLJMC shall first furnish  to the  Master  Servicer  a letter  from each  Rating  Agency  that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

                  If an Event of Default  described in clause (j) occurs,  the Trustee  shall at the  direction of DLJMC,  by notice in writing to the Master  Servicer,  terminate all of the rights and obligations of the Master  Servicer under this Agreement  (other than rights to reimbursement  for Advances  previously made, as provided in Section 3.08) and shall appoint as successor Master Servicer the entity  selected by DLJMC in accordance  with  Section 8.02;  provided that DLJMC shall first furnish to the Trustee a letter from each
Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

                  No Event of Default  with  respect to the  Servicer  shall  affect  the  rights or duties of the Master  Servicer  or constitute an Event of Default as to the Master Servicer.

                  SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment of Successor.

                  On and after the time the Master  Servicer or a Servicer  receives a notice of termination  pursuant to  Section 8.01 hereof or resigns pursuant to Section 7.04  hereof,  subject to the provisions of Section 3.04  hereof, the Trustee (in the case of the
Master  Servicer),  the Trust  Administrator  (in the case of WMMSC),  or the Master  Servicer (in the case of any Servicer  other than
WMMSC) shall be the  successor in all respects to the Master  Servicer or such  Servicer,  as  applicable,  in its capacity as servicer under  this  Agreement  and with  respect  to the  transactions  set forth or  provided  for  herein  and shall be  subject  to all the responsibilities,  duties and liabilities relating thereto placed on the Master Servicer or such Servicer, as applicable,  by the terms and provisions hereof;  provided, that the Trustee, the Trust Administrator or the Master Servicer, as applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage Loan made by the Master Servicer or any Servicer,  as applicable,  and shall not effect any repurchases or substitutions of any Mortgage Loan;  provided,  further,  that it is understood and acknowledged by the  parties  hereto that there will be a full  period of  transition  (not to exceed  ninety  (90) days)  before the actual  servicing functions of any Servicer can be fully transferred to Wells Fargo as successor  Servicer;  provided,  further,  that during such period of transition Wells Fargo, as successor  Servicer,  shall continue to make all required  Compensating  Interest  Payments and Advances.
As compensation  therefor,  the Trustee, the Trust Administrator or the Master Servicer, as applicable,  shall be entitled to all funds relating to the Mortgage  Loans that the Master  Servicer or related  Servicer (the  "Replaced  Servicer")  would have been entitled to charge to the related  Collection  Account if the Replaced  Servicer had continued to act hereunder  (except that the Replaced Servicer shall retain the right to be reimbursed for advances  (including,  without  limitation,  Advances and Servicing  Advances)  theretofore made by the Replaced  Servicer with respect to which it would be entitled to be reimbursed  as provided in  Section 3.08  if it had not been so terminated or resigned).  Notwithstanding the foregoing,  if the Trustee,  the Trust  Administrator or the Master Servicer,  as

applicable,  has  become  the  successor  to a  Replaced  Servicer,  in  accordance  with this  Section 8.02,  the  Trustee,  the Trust
Administrator  or the Master  Servicer,  as applicable,  may, if it shall be unwilling to so act, or shall,  if it is unable to so act, appoint,  or petition a court of  competent  jurisdiction  to  appoint,  any  established  mortgage  loan  servicing  institution,  the appointment of which does not adversely  affect the then current rating of the  Certificates,  as the successor to the Master  Servicer or a Servicer,  as  applicable,  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the
Master Servicer or such Servicer,  as applicable,  provided that such successor to the Master Servicer or the Servicer,  as applicable, shall not be deemed to have made any  representation  or warranty as to any  Mortgage  Loan made by the Master  Servicer or the related
Servicer,  as applicable.  Pending  appointment of a successor to the Master  Servicer or a Servicer,  as  applicable,  hereunder,  the
Trustee,  the Trust Administrator or the Master Servicer,  as applicable,  unless such party is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption,  the Trustee,  the Trust  Administrator or the Master  Servicer,  as applicable,  may make such  arrangements  for the  compensation of such successor out of payments on Mortgage
Loans as it and such successor  shall agree;  provided,  however,  that no such  compensation  shall be in excess of that permitted the
Replaced Servicer,  hereunder.  The Trustee,  the Trust Administrator or the Master Servicer,  as applicable,  and such successor shall take such action,  consistent with this Agreement,  as shall be necessary to effectuate any such succession.  None of the Trustee,  the
Trust  Administrator,  the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make,  or any delay in making,  any  distribution  hereunder  or any  portion  thereof  caused by the  failure of a Replaced
Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                  A Replaced  Servicer that has been terminated  shall, at the request of the Trustee,  the Trust  Administrator or the
Master Servicer,  as applicable,  but at the expense of such Replaced  Servicer deliver to the assuming party all documents and records relating to the  applicable  Mortgage  Loans and an  accounting of amounts  collected  and held by it and  otherwise  use  commercially reasonable  efforts to effect the orderly and  efficient  transfer  and  assignment  of such  servicing,  but only to the extent of the
Mortgage  Loans  serviced  thereunder,  to  the  assuming  party.  Notwithstanding  anything  to the  contrary  contained  herein,  the termination of a Servicer under this Agreement shall not extend to any  Sub-Servicer  meeting the  requirements of  Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

                  The Master Servicer and each Servicer shall cooperate with the Trustee and the Trust  Administrator and any successor servicer in effecting the termination of a Replaced  Servicer's  responsibilities  and rights hereunder,  including without limitation, the transfer to such  successor  for  administration  by it of all cash amounts which shall at the time be credited by such Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

                  None of the  Trustee,  the Trust  Administrator  nor any other  successor  servicer  shall be deemed to be in default hereunder  by reason of any failure to make,  or any delay in making,  any  distribution  hereunder  or any portion  thereof  caused by
(a) the failure of the Master Servicer or any Servicer to (i) deliver,  or any delay in delivering,  cash,  documents or records to it, or (ii) cooperate as required by this Agreement,  or (b) restrictions  imposed by any regulatory authority having jurisdiction over the
Master Servicer or the related Servicer.

                  Any  successor  to a Servicer as  servicer  shall  during the term of its  service as servicer  maintain in force the policy or policies that such Servicer is required to maintain pursuant to Section 3.09(b) hereof.

                  If a  Servicer  that has been  terminated  fails to pay all costs  related  to the  transition  of  servicing  to the successor Servicer, the successor Servicer shall be entitled to reimbursement of those amounts from the Trust.

                  In connection  with the  termination or  resignation of a Servicer  hereunder,  either  (i) the  successor  Servicer, including the Trust  Administrator  or Master Servicer if either of such parties is acting as successor  Servicer,  shall represent and warrant  that it or an  affiliate is a member of MERS in good  standing  and shall agree to comply in all  material  respects  with the rules and  procedures  of MERS in  connection  with the  servicing of the related  Mortgage  Loans that are  registered  with MERS,  or
(ii) the Replaced Servicer, at its sole expense,  shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an  Assignment  of Mortgage in  recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute and deliver such other  notices,  documents  and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor  Servicer or (y) in  causing MERS to designate on the MERS® System the successor  Servicer as the servicer of such  Mortgage  Loan (at the cost and expense of the  successor  Servicer to the extent such costs relate to the  qualification  of such successor  Servicer as a member of MERS,  otherwise at the cost and expense of the Replaced
Servicer).  The  Replaced  Servicer  shall file or cause to be filed any such  assignment  in the  appropriate  recording  office.  The successor  Servicer shall cause such  assignment to be delivered to the Trustee  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

                  SECTION 8.03.     Notification to Certificateholders.

                  (a)      Upon any  termination  or  appointment  of a successor  to the Master  Servicer or any  Servicer,  the Trust
Administrator  shall  give  prompt  written  notice  thereof to the Seller and the  Certificateholders  at their  respective  addresses appearing in the  Certificate  Register and to the Rating  Agencies,  or, as applicable,  the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

                  (b)      Within two  Business  Days after the  occurrence  of any Event of  Default,  the Trust  Administrator  shall transmit  by mail to the Seller and all  Certificateholders,  and the Rating  Agencies  notice of each such Event of Default  hereunder known to the Trust Administrator, unless such Event of Default shall have been cured or waived.

                  SECTION 8.04.     Waiver of Events of Default.

                  The Holders representing at least 66% of the Voting Rights of Certificates  affected by a default or Event of Default hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a  default or Event of Default under clause (g) of
Section 8.01 may be waived,  only by all of the Holders of Certificates  affected by such default or Event of Default and (b) no waiver pursuant  to this  Section 8.04  shall  affect the  Holders of  Certificates  in the manner set forth in  Section 12.01(b)(i),  (ii) or
(iii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage of Voting Rights of  Certificates  affected by such  default or Event of  Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been cured and remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                                              ARTICLE IX

                                                        CONCERNING THE TRUSTEE

                  SECTION 9.01.     Duties of Trustee.

                  The Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred,  undertakes with respect to the Trust Fund to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge has occurred and remains  uncured,  the Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs.  Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee that are specifically  required to be furnished pursuant to any provision of this Agreement shall  examine  them to determine  whether  they  conform to the  requirements  of this  Agreement.  The Trustee  shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report, document, order or other instrument  so furnished to the Trustee.  If any such  instrument is found not to conform in any material  respect to the  requirements of this  Agreement,  the Trustee  shall  notify the  Certificateholders  of such  instrument  in the event that the  Trustee,  after so requesting, does not receive a satisfactorily corrected instrument.

                  No  provision of this  Agreement  shall be construed  to relieve the Trustee  from  liability  for its own  negligent action,  its own negligent  failure to act or its own misconduct,  its negligent  failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (a)      prior to the  occurrence  of an Event of Default of which a  Responsible  Officer of the Trustee  shall have actual  knowledge,  and after the curing or of all such Events of Default that may have  occurred,  the duties and  obligations  of the
Trustee shall be determined solely by the express  provisions of this Agreement,  the Trustee shall not be personally liable except for the performance of such duties and obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against the Trustee and the Trustee may  conclusively  rely, as to the truth of the  statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee and conforming to the requirements  of this Agreement  which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (b)      the Trustee  shall not be  personally  liable for an error of judgment  made in good faith by a  Responsible
Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

                  (c)      the Trustee  shall not be  personally  liable with  respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance  with this Agreement at the direction of the Holders of  Certificates  evidencing  greater than
50% of the Voting Rights  allocated to each Class of Certificates  relating to the time,  method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (d)      no provision of this Agreement  shall require the Trustee to expend or risk its own funds or otherwise incur any  financial  liability  in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it; and

                  (e)      the Trustee shall have no responsibility for any act or omission of the Trust  Administrator or a Custodian, it being  understood and agreed that the Trustee,  Trust  Administrator  and any Custodian are independent  contractors and not agents, partners or joint venturers.

                  The Trustee  shall not be deemed to have  knowledge of any Event of Default or event  which,  with notice or lapse of time, or both,  would become an Event of Default,  unless a  Responsible  Officer of the Trustee  shall have  received  written  notice thereof from a Servicer,  the Depositor or a Certificateholder,  or a Responsible Officer of the Trustee has actual notice thereof, and in the  absence  of such  notice  no  provision  hereof  requiring  the  taking  of any  action  or the  assumption  of any  duties  or responsibility  by the Trustee  following the occurrence of any Event of Default or event which,  with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

                  The Trustee shall have no duty hereunder with respect to any complaint,  claim,  demand,  notice or other document it may receive or which may be alleged to have been  delivered to or served upon it by the parties as a consequence  of the  assignment of any Mortgage Loan  hereunder;  provided,  however,  that the Trustee shall use its best efforts to remit to the Master  Servicer or the related Servicer upon receipt of any such complaint,  claim,  demand,  notice or other document (i) which is delivered to the Corporate
Trust  Office of the  Trustee,  (ii) of  which a  Responsible  Officer  has actual  knowledge,  and  (iii) which  contains  information sufficient  to permit  the  Trustee to make a  determination  that the real  property  to which such  document  relates is a  Mortgaged
Property.

                  SECTION 9.02.     Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 9.01:

                           (i)      the Trustee may request and rely upon and shall be  protected in acting or  refraining  from acting upon any resolution, Officer's Certificate,  certificate of auditors, Servicing Officers or any other certificate,  statement, instrument,  opinion,  report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii)     the Trustee may consult with  counsel,  financial  advisors or  accountants  and any advice of such
         Persons or any Opinion of Counsel shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii)    the Trustee  shall be under no  obligation  to exercise any of the trusts or powers vested in it by this Agreement or to institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request,  order or direction of any of the  Certificateholders  pursuant to the  provisions  of this  Agreement,  unless such  Certificateholders shall have offered to the Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities which may be incurred  therein or thereby;  nothing  contained  herein  shall,  however,  relieve the Trustee of the  obligation,  upon the occurrence of an Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge  (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs;

                           (iv)     the Trustee shall not be personally liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                           (v)      prior to the  occurrence  of an Event of  Default  hereunder  and after the curing or waiver of all
         Events of Default that may have occurred,  the Trustee shall not be bound to make any investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing so to do by Holders of Certificates  evidencing greater than 50%
         of the Voting Rights  allocated to each Class of  Certificates;  provided,  however,  that if the payment  within a reasonable time to the Trustee of the costs,  expenses  or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this
         Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to taking any such action;  the  reasonable  expense of every such  investigation  shall be paid (A) by the Master  Servicer or by the applicable
         Servicer  in the event that such  investigation  relates to an Event of Default by the Master  Servicer  or by such  Servicer, respectively,  if an Event of Default by the Master  Servicer or by such Servicer shall have occurred and is  continuing,  and
         (B) otherwise by the Certificateholders requesting the investigation;

                           (vi)     the  Trustee  may execute  any of the trusts or powers  hereunder  or perform any duties  hereunder either  directly  or by or through  agents or  attorneys  and the  Trustee  shall not be  responsible  for any  misconduct  or negligence on the part of any such agent or attorney appointed with due care;

                           (vii)    the  Trustee  shall not be  required  to  expend  its own funds or  otherwise  incur any  financial liability in the performance of any of its duties  hereunder if it shall have reasonable  grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                           (viii)   the  Trustee  shall  not be  liable  for any  loss on any  investment  of  funds  pursuant  to this
         Agreement; and

                           (ix)     the right of the Trustee to perform any  discretionary  act enumerated in this Agreement  shall not be construed as a duty,  and the Trustee shall not be answerable  for other than its  negligence or willful  misconduct in the performance of such act.

                  (b)      All rights of action under this Agreement or under any of the Certificates,  enforceable by the Trustee, may be enforced  by it without the  possession  of any of the  Certificates,  or the  production  thereof at the trial or other  proceeding relating  thereto,  and any such suit,  action or proceeding  instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The  recitals  contained  herein  shall be taken as the  statements  of the  Depositor  or the Master  Servicer  or a
Servicer,  as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement,  the  Certificates  or of any Mortgage Loan or related  document or of MERS or the

MERS® System.  The Trustee shall not be accountable  for the use or application by the Depositor,  the Seller,  the Master  Servicer or
any Servicers of any funds paid to the Depositor or the Master  Servicer or any Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Certificate  Account by the Depositor,  the Seller,  the Master  Servicer or the Servicers.  The Trustee shall not be  responsible  for the  legality or validity of this  Agreement or the  validity,  priority,  perfection  or  sufficiency  of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trustee  shall have no  responsibility  for filing any financing  or  continuation  statement  in any public  office at any time or to otherwise  perfect or maintain  the  perfection  of any security interest or lien granted to it hereunder or to record this Agreement.

                  SECTION 9.04.     Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates  and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

                  SECTION 9.05.     Trustee's Fees and Expenses.

                  The Trustee shall be  compensated  by the Trust  Administrator  as separately  agreed.  The Trustee and any director, officer,  employee or agent of the Trustee shall be  indemnified  by DLJMC and held harmless (up to a maximum of $150,000)  against any loss,  liability or expense  (including  reasonable  attorney's  fees and expenses)  (i) incurred in connection with any claim or legal action  relating to (a) this  Agreement,  the  Certificates,  any  Custodial  Agreement,  any  Interest  Rate Cap  Agreement,  any Swap
Agreement,  any Designated Servicing Agreement,  or (b) the performance of any of the Trustee's duties hereunder or under any Custodial
Agreement,  Interest Rate Cap Agreement,  Swap Agreement or Designated Servicing  Agreement,  other than any loss, liability or expense incurred by reason of willful  misconduct,  bad faith or negligence in the  performance  of any of the  Trustee's  duties  hereunder or incurred by reason of any action of the Trustee taken at the direction of the  Certificateholders  and (ii) resulting from any error in any tax or information  return  prepared by the Master  Servicer or a Servicer.  Such indemnity  shall survive the  termination of this
Agreement or the  resignation  or removal of the Trustee  hereunder.  Without  limiting the  foregoing,  the  Depositor  covenants  and agrees,  except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense,  disbursement or advance as may arise  from the  Trustee's  negligence,  bad faith or willful  misconduct,  to pay or  reimburse  the  Trustee,  for all reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee in  accordance  with any of the  provisions of this
Agreement with respect to: (A) the reasonable  compensation  and the expenses and  disbursements of its counsel not associated with the closing of the issuance of the Certificates,  (B) the reasonable compensation,  expenses and disbursements of any accountant,  engineer or appraiser  that is not  regularly  employed by the Trustee,  to the extent that the Trustee must engage such persons to perform acts or services  hereunder and (C) printing and engraving  expenses in connection  with  preparing any Definitive  Certificates.  Except as otherwise  provided herein,  the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary  course of its duties as Trustee  hereunder or for any other  expenses.  Anything in this  Agreement to the contrary  notwithstanding,  in no event shall the Trustee be liable for special,  indirect or consequential  loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 9.06.     Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or association  organized and doing business under the laws of any state or the United States of America,  authorized  under such laws to exercise  corporate  trust powers,  having ratings on its long term debt  obligations  at the time of such  appointment  in at least the third  highest  rating  category by both Moody's and S&P
(provided  that if such rating is in the third highest  rating  category of S&P, the Trustee  shall also have a short-term  rating from
S&P of A-1) or such lower ratings as will not cause Moody's or S&P to lower their then current  ratings of the  Certificates,  having a combined  capital and surplus of at least  $50,000,000  and subject to supervision or  examination  by federal or state  authority.  If such  corporation  or association  publishes  reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section 9.06  the combined  capital and surplus of such corporation or association  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this  Section 9.06,  the
Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

                  SECTION 9.07.     Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged  from the trusts hereby created by (a) giving  written notice of resignation to the Depositor,  DLJMC, the Trust Administrator,  the Master Servicer,  the Special Servicer,  the Modification Oversight
Agent and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the  Certificateholders  at their addresses appearing on the Certificate  Register,  and to the Rating Agencies,  not less than 60 days before the date specified in such notice when,  subject to Section 9.08,  such resignation is to take effect,  and  (b) acceptance  by a successor  trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

                  If at any time the Trustee shall cease to be eligible in accordance  with the provisions of  Section 9.06  hereof and shall fail to resign after written  request thereto by the Depositor,  or if at any time the Trustee shall become  incapable of acting, or shall be  adjudged a bankrupt  or  insolvent,  or a receiver of the Trustee or of its  property  shall be  appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or liquidation or if the Trustee breaches any of its obligations or representations  hereunder,  then the Depositor may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee and one copy to the  successor  trustee.  The  Trustee may also be removed at any time by the Holders of  Certificates  evidencing  not less than 50% of the Voting Rights  evidenced by the  Certificates.  Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

                  If no successor  trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation or receipt of a notice of removal,  the resigning Trustee may, at the Trust Fund's expense,  petition any court of competent jurisdiction for the appointment of a successor trustee.

                  Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section 9.07  shall become  effective  upon  acceptance of appointment  by the successor  trustee as provided in  Section 9.08 hereof.

                  SECTION 9.08.     Successor Trustee.

                  Any successor  trustee  appointed as provided in  Section 9.07  hereof shall execute,  acknowledge and deliver to the
Depositor and to its predecessor  trustee an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trustee shall become  effective and such successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder,  with the like effect as if originally  named as trustee herein.  The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor  trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept appointment as provided in this Section 9.08  unless at the time of such acceptance such successor  trustee shall be eligible under the provisions of  Section 9.06  hereof and its acceptance  shall not adversely  affect the then current rating of the Certificates.

                  Upon  acceptance of appointment by a successor  trustee as provided in this  Section 9.08,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates  at their  addresses as shown in the  Certificate
Register.  If the Depositor  fails to mail such notice within ten days after  acceptance of appointment by the successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 9.09.     Merger or Consolidation of Trustee.

                  Any Person into which the  Trustee  may be merged or  converted  or with which it may be  consolidated  or any Person resulting  from any  merger,  conversion  or  consolidation  to which the Trustee  shall be a party,  or any Person  succeeding  to the business of the  Trustee,  shall be the  successor of the Trustee  hereunder,  provided  that such Person  shall be eligible  under the provisions  of  Section 9.06  hereof  without  the  execution  or filing of any paper or further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding  any  other  provisions  of this  Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any  Mortgage  Note may at the time be located,  the Master  Servicer and the Trustee  acting  jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees  jointly with the Trustee,  or separate trustee or separate  trustees,  of all or any part of the Trust  Fund,  and to vest in such Person or  Persons,  in such  capacity  and for the benefit of the applicable  Certificateholders,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this  Section 9.10,  such  powers,  duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee  may  consider necessary or desirable.  If the Master Servicer shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred  and be  continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee or separate  trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 9.06  and no notice to  Certificateholders  of the appointment of any co-trustee or separate  trustee shall be required under Section 9.08.

                  Every separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)      all rights, powers, duties and obligations conferred or imposed upon the Trustee,  except for any obligation of the Trustee  under this  Agreement to advance  funds on behalf of the Master  Servicer or a Servicer,  shall be conferred or imposed upon and  exercised  or  performed  by the Trustee and such  separate  trustee or  co-trustee  jointly (it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed  by the Trustee  (whether as Trustee hereunder or as successor to the Master  Servicer or a Servicer),  the Trustee shall be  incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Trustee;

                  (b)      no trustee  hereunder shall be held personally  liable by reason of any act or omission of any other trustee hereunder; and

                  (c)      the Master  Servicer and the Trustee acting jointly may at any time accept the  resignation of or remove any separate trustee or co-trustee.

                  Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee  shall refer to this  Agreement  and the  conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this  Agreement,  specifically including every  provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the
Trustee.  Every such  instrument  shall be filed with the Trustee and a copy thereof given to the Master  Servicer or the Servicers and the Depositor.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. The Trust  Administrator  shall not be responsible  for all action or inaction of any separate  trustee or co-trustee.
If any separate  trustee or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties, rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 9.11.     Office of the Trustee.

                  The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

                                                               ARTICLE X

                                                  CONCERNING THE TRUST ADMINISTRATOR

                  SECTION 10.01.    Duties of Trust Administrator.

                  The Trust  Administrator,  prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust
Administrator  shall have actual  knowledge and after the curing or waiver of all Events of Default that may have occurred,  undertakes with respect to the Trust Fund to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default of which a  Responsible  Officer of the Trust  Administrator  shall have actual  knowledge has occurred and remains uncured,  the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement,  and use the same degree of care and skill in their  exercise,  as a prudent  person  would  exercise  or use under the  circumstances  in the  conduct  of such person's own affairs.  Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

                  The Trust Administrator,  upon receipt of all resolutions,  certificates,  statements,  opinions, reports, documents, orders or other  instruments  furnished to the Trust  Administrator  that are  specifically  required to be  furnished  pursuant to any provision of this Agreement  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The Trust
Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution,  certificate,  statement, opinion, report,  document,  order or other instrument so furnished to the Trust  Administrator.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement,  the Trust  Administrator  shall notify the  Certificateholders  of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this  Agreement  shall be construed to relieve the Trust  Administrator  from  liability  for its own negligent  action,  its own  negligent  failure to act or its own  misconduct,  its  negligent  failure to perform its  obligations  in compliance with this Agreement,  or any liability which would be imposed by reason of its willful  misfeasance or bad faith;  provided, however, that:

                  (a)      prior to the  occurrence  of an Event of Default of which a Responsible  Officer of the Trust  Administrator shall have actual knowledge,  and after the curing or of all such Events of Default that may have occurred,  the duties and obligations of the Trust  Administrator  shall be determined solely by the express provisions of this Agreement,  the Trust Administrator shall not be personally  liable except for the performance of such duties and  obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations shall be read into this Agreement  against the Trust  Administrator  and the Trust  Administrator may
conclusively rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trust  Administrator  and conforming to the  requirements of this Agreement which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (b)      the Trust  Administrator  shall not be  personally  liable for an error of judgment  made in good faith by a
Responsible Officer or Responsible  Officers of the Trust  Administrator,  unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

                  (c)      the Trust  Administrator  shall not be  personally  liable  with  respect to any action  taken,  suffered or omitted  to be taken by it in good  faith in  accordance  with this  Agreement  or at the  direction  of the  Holders  of  Certificates evidencing  greater than 50% of the Voting Rights  allocated to each Class of  Certificates  relating to the time,  method and place of conducting any  proceeding for any remedy  available to the Trust  Administrator,  or exercising any trust or power  conferred upon the
Trust Administrator, under this Agreement; and

                  (d)      no provision of this  Agreement  shall  require the Trust  Administrator  to expend or risk its own funds or otherwise incur any financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for  believing  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

                  The Trust  Administrator  shall have no duty (A) to see to any  recording,  filing or depositing of this Agreement or any agreement referred to herein or any financing  statement or continuation  statement  evidencing a security  interest,  or to see to the  maintenance of any such recording,  filing or depositing or to any  rerecording,  refiling or redepositing of any thereof,  (B) to see to any  insurance,  or (C) to see to the payment or discharge of any tax,  assessment or other  governmental  charge or any lien or encumbrance of any kind owing with respect to, assessed or levied  against,  any part of the Trust Fund other than from funds available in the Certificate Account.

                  Except with respect to an Event of Default described in clause (a) of  Section 8.01,  the Trust  Administrator  shall not be deemed to have  knowledge of any Event of Default or event which,  with notice or lapse of time, or both,  would become an Event of Default,  unless a  Responsible  Officer of the Trust  Administrator  shall have  received  written  notice  thereof from the Master
Servicer or a Servicer,  the Depositor,  or a Certificateholder,  or a Responsible Officer of the Trust Administrator has actual notice thereof,  and in the absence of such notice no provision  hereof  requiring the taking of any action or the assumption of any duties or responsibility  by the Trust  Administrator  following the  occurrence of any Event of Default or event which,  with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trust Administrator.

                  The Trust Administrator shall have no duty hereunder with respect to any complaint,  claim,  demand,  notice or other document it may receive or which may be alleged to have been  delivered  to or served  upon it by the parties as a  consequence  of the assignment of any Mortgage Loan hereunder;  provided,  however, that the Trust Administrator shall use its best efforts to remit to the
Master Servicer or the Servicer upon receipt of any such complaint,  claim, demand,  notice or other document (i) which is delivered to the Corporate  Trust Office of the Trust  Administrator,  (ii) of which a Responsible  Officer has actual  knowledge,  and  (iii) which contains  information  sufficient  to permit the Trust  Administrator  to make a  determination  that the real  property  to which such document relates is a Mortgaged Property.

                  SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

                  (a)      Except as otherwise provided in Section 10.01:

                           (i)      the Trust  Administrator  may request and rely upon and shall be protected in acting or  refraining from  acting  upon  any  resolution,  Officer's  Certificate,  certificate  of  auditors,  Servicing  Officers  or  any  other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii)     the Trust Administrator may consult with counsel,  financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete  authorization  and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                           (iii)    the Trust  Administrator  shall be under no  obligation  to  exercise  any of the  trusts or powers vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder  or in relation  hereto at the request,  order or  direction of any of the  Certificateholders  pursuant to the  provisions  of this  Agreement,  unless such
         Certificateholders  shall have  offered  to the Trust  Administrator  reasonable  security  or  indemnity  against  the costs, expenses and liabilities  which may be incurred  therein or thereby;  nothing  contained  herein shall,  however,  relieve the
         Trust  Administrator  of the  obligation,  upon the  occurrence of an Event of Default of which a  Responsible  Officer of the
         Trust  Administrator  shall have actual  knowledge  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv)     the Trust  Administrator  shall not be personally liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

                           (v)      prior to the  occurrence  of an Event of  Default  hereunder  and after the curing or waiver of all
         Events of Default  that may have  occurred,  the Trust  Administrator  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, approval,  bond or other paper or document,  unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates;  provided,  however, that if the payment within a reasonable time to the Trust  Administrator of the costs,  expenses or liabilities likely to be incurred by it in the making of such  investigation is, in the opinion of the Trust  Administrator,  not reasonably  assured to the Trust  Administrator by the security afforded to it by the terms of this Agreement,  the Trust Administrator may require reasonable  indemnity against such expense or liability as a condition to taking any such action; the reasonable  expense of every such investigation  shall be paid (A) by the Master Servicer or by the applicable  Servicer in the event that such investigation  relates to an Event of
         Default by the Master  Servicer  or by such  Servicer,  respectively,  if an Event of Default by the Master  Servicer  or such
         Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

                           (vi)     the Trust  Administrator  may execute any of the trusts or powers  hereunder  or perform any duties hereunder  either directly or by or through agents or attorneys and the Trust  Administrator  shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

                           (vii)    the Trust  Administrator  shall not be  required  to expend  its own funds or  otherwise  incur any financial  liability in the performance of any of its duties hereunder if it shall have reasonable  grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                           (viii)   the Trust  Administrator  shall not be liable for any loss on any  investment of funds  pursuant to this Agreement except as provided in Section 3.05(e);

                           (ix)     the right of the Trust  Administrator to perform any discretionary act enumerated in this Agreement shall not be construed  as a duty,  and the Trust  Administrator  shall not be  answerable  for other than its  negligence  or willful misconduct in the performance of such act; and

                           (x)      The  Trust  Administrator  shall not be  required  to give any bond or  surety  in  respect  of the execution of the Trust Fund created hereby or the powers granted hereunder.

                  (b)      All  rights of action  under  this  Agreement  or under any of the  Certificates,  enforceable  by the Trust
Administrator,  may be enforced by it without the  possession of any of the  Certificates,  or the  production  thereof at the trial or other proceeding  relating thereto,  and any such suit, action or proceeding  instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 10.03.    Trust Administrator Not Liable for Certificates or Mortgage Loans.

                  The  recitals  contained  herein  shall be taken as the  statements  of the  Depositor  or the Master  Servicer  or a
Servicer,  as the case may be, and the Trust  Administrator  assumes no responsibility for their correctness.  The Trust  Administrator makes no  representations  as to the validity or sufficiency of this  Agreement,  the  Certificates  or of any Mortgage Loan or related document.  The Trust  Administrator  shall not be  accountable  for the use or application  by the  Depositor,  the Seller,  the Master
Servicer or the  Servicers of any funds paid to the Depositor or the Master  Servicer or any Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the  Certificate  Account by the Depositor,  the Seller,  the Master  Servicer or the Servicers.  The
Trust  Administrator shall not be responsible for the legality or validity of this Agreement or the validity,  priority,  perfection or sufficiency of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trust  Administrator  shall have no responsibility  for filing  any  financing  or  continuation  statement  in any public  office at any time or to  otherwise  perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

                  SECTION 10.04.    Trust Administrator May Own Certificates.

                  The Trust  Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

                  SECTION 10.05.    Trust Administrator's Fees and Expenses.

                  As compensation for its services  hereunder,  the Trust  Administrator  shall be entitled to the investment income or other benefit derived from balances in the  Certificate  Account  pursuant to  Section 3.05(e) (the  "Trust  Administrator  Fee").  The
Trust  Administrator  and any director,  officer,  employee or agent of the Trust  Administrator  shall be  indemnified by DLJMC (or if
DLJMC shall fail to do so, by the Trust) and held harmless  against any loss,  liability or expense  (including  reasonable  attorney's fees and expenses)  (i) incurred in connection with any claim or legal action relating to (a) this  Agreement,  the  Certificates,  any
Custodial  Agreement,  any  Interest  Rate Cap  Agreement,  any Swap  Agreement  and any  Designated  Servicing  Agreement,  or (b) the
performance of any of the Trust Administrator's  duties hereunder or under any Custodial Agreement,  Interest Rate Cap Agreement,  Swap
Agreement or Designated Servicing Agreement,  other than any loss, liability or expense incurred by reason of willful misfeasance,  bad faith or negligence in the  performance  of any of the Trust  Administrator's  duties  hereunder or incurred by reason of any action of the Trust  Administrator taken at the direction of the  Certificateholders  and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer;  provided,  however,  that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Trust  Administrator  pursuant to this Section 10.05 and (y) the indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to Section 3.14(c),  shall not exceed $200,000 per year; provided,  further,  that any amounts not payable by DLJMC or the Trust to the Trust  Administrator  due to the preceding  proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate  $200,000 per annum limitation  imposed by the preceding  proviso.  Such indemnity  shall  survive the  termination  of this  Agreement  or the  resignation  or removal of the Trust  Administrator  hereunder.
Without  limiting the  foregoing,  DLJMC (or if DLJMC fails to do so, the Trust) shall,  except as otherwise  agreed upon in writing by
DLJMC  and the  Trust  Administrator,  and  except  for any  such  expense,  disbursement  or  advance  as may  arise  from  the  Trust
Administrator's  negligence,  bad faith or willful misconduct,  pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable  expenses,  disbursements  and advances  incurred or made by the Trust  Administrator  in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable  compensation  and the expenses and  disbursements  of its counsel not associated with the closing of the issuance of the  Certificates,  (B) the reasonable  compensation,  expenses and disbursements of any accountant,  engineer  or  appraiser  that is not  regularly  employed  by the  Trust  Administrator,  to the  extent  that  the  Trust
Administrator  must engage such persons to perform acts or services  hereunder  and (C) printing and  engraving  expenses in connection with  preparing  any  Definitive  Certificates.  In addition,  DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the
Trust  Administrator  for  recertification  fees required to be paid by the Trust  Administrator  pursuant to the Custodial  Agreement.
Except as  otherwise  provided  herein,  the Trust  Administrator  shall not be  entitled to payment or  reimbursement  for any routine ongoing  expenses  incurred by the Trust  Administrator  in the ordinary course of its duties as Trust  Administrator,  Registrar,  Tax
Matters  Person or Paying Agent  hereunder.  Anything in this  Agreement to the contrary  notwithstanding,  in no event shall the Trust
Administrator  be liable for special,  indirect or  consequential  loss or damage of any kind whatsoever  (including but not limited to lost  profits),  even if the Trust  Administrator  has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 10.06.    Eligibility Requirements for Trust Administrator.

                  The Trust  Administrator  hereunder shall at all times be (a) an  institution the deposits of which are fully insured by the FDIC and (b) a  corporation  or  banking  association  organized  and doing  business  under the laws of any state or the United
States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least
$50,000,000  and subject to  supervision or examination by federal or state  authority and (c) with  respect to every  successor  Trust
Administrator  hereunder an institution the long-term  unsecured debt obligations of which are rated at least Baa3 or better by Moody's and BBB or better by S&P unless the failure of the Trust  Administrator's  long-term  unsecured  debt  obligations to have such ratings would not result in the  lowering of the ratings  originally  assigned to any Class of  Certificates.  If such  corporation  or banking association  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Trust  Administrator  shall  cease to be eligible in  accordance  with the  provisions  of this  Section 10.06,  the Trust
Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

                  SECTION 10.07.    Resignation and Removal of Trust Administrator.

                  The Trust  Administrator  may at any time  resign and be  discharged  from the trusts  hereby  created by  (a) giving written notice of resignation to the Depositor,  the Seller, the Trustee, the Master Servicer,  the Special Servicer,  the Modification
Oversight  Agent  and  the  Servicers  and  by  mailing  notice  of  resignation  by  first  class  mail,   postage  prepaid,   to  the
Certificateholders at their addresses appearing on the Certificate Register,  and to the Rating Agencies,  not less than 60 days before the date  specified in such notice  when,  subject to  Section 10.08,  such  resignation  is to take effect,  and  (b) acceptance  by a successor trust administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

                  If at any time the Trust  Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign  after  written  request  thereto by the  Depositor,  or if at any time the Trust  Administrator  shall become incapable of acting, or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trust  Administrator or of its property shall be appointed,  or any public  officer shall take charge or control of the Trust  Administrator  or of its property or affairs for the  purpose  of  rehabilitation,  conservation  or  liquidation  or if the Trust  Administrator  breaches  any of its  obligations  or representations  hereunder,  then the Depositor  may remove the Trust  Administrator  and appoint a successor  trust  administrator  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trust  Administrator  and one copy to the successor trust  administrator.  The Trust  Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing  not less than 50% of the Voting  Rights  evidenced by the  Certificates.  Notice of any removal of the Trust  Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

                  If no successor trust administrator  shall have been so appointed and have accepted  appointment within 30 days after the giving of such notice of  resignation  or receipt of a notice of  removal,  the  resigning  Trust  Administrator  may, at the Trust
Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

                  Notwithstanding  the foregoing,  if the Master Servicer shall for any reason no longer be Master Servicer  hereunder, at DLJMC's  request,  the Trust  Administrator  shall resign,  upon the selection and  appointment of a successor  trust  administrator meeting the qualifications set forth in Section 10.06.

                  Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator  pursuant to any of the  provisions  of  this  Section 10.07  shall  become  effective  upon  acceptance  of  appointment  by  the  successor  trust administrator as provided in Section 10.08 hereof.

                  SECTION 10.08.    Successor Trust Administrator.

                  Any successor  trust  administrator  appointed as provided in  Section 10.07  hereof shall execute,  acknowledge  and deliver to the Depositor and to its predecessor trust  administrator an instrument  accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trust  administrator  shall become  effective and such successor  trust  administrator, without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder,  with the like effect as if originally named as Trust Administrator herein. The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor trust  administrator shall execute and deliver such instruments and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the  successor  trust  administrator  all such rights, powers, duties, and obligations.

                  No successor trust  administrator  shall accept appointment as provided in this  Section 10.08  unless at the time of such acceptance such successor trust  administrator  shall be eligible under the provisions of Section 10.06  hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

                  Upon acceptance of appointment by a successor trust  administrator as provided in this  Section 10.08,  the Depositor shall mail notice of the succession of such trust  administrator  hereunder to all Holders of  Certificates at their addresses as shown in the  Certificate  Register.  If the Depositor  fails to mail such notice  within ten days after  acceptance  of  appointment  by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 10.09.    Merger or Consolidation of Trust Administrator.

                  Any Person into which the Trust  Administrator may be merged or converted or with which it may be consolidated or any
Person  resulting  from any merger,  conversion  or  consolidation  to which the Trust  Administrator  shall be a party,  or any Person succeeding to the business of the Trust  Administrator,  shall be the  successor of the Trust  Administrator  hereunder,  provided that such Person shall be eligible  under the  provisions of  Section 10.06  hereof  without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust Administrator.

                  Notwithstanding  any  other  provisions  of this  Agreement,  at any  time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any  Mortgage  Note may at the time be located,  the Master  Servicer  and the Trust  Administrator  acting  jointly  shall have the power and shall  execute  and deliver all instruments  to  appoint  one or more  Persons  approved  by the Trust  Administrator  to act as  co-trust  administrator  or  co-trust administrators  jointly with the Trust Administrator,  or separate trust administrator or separate trust administrators,  of all or any part  of the  Trust  Fund,  and to  vest  in  such  Person  or  Persons,  in such  capacity  and  for  the  benefit  of the  applicable
Certificateholders,  such title to the Trust Fund, or any part thereof,  and,  subject to the other  provisions of this  Section 10.10, such powers,  duties,  obligations,  rights and trusts as the Master  Servicer and the Trust  Administrator  may consider  necessary or desirable.  If the Master Servicer shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred  and be  continuing,  the Trust  Administrator  alone shall have the power to make such  appointment.  No co-trust  administrator  or separate trust  administrator  hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 10.06 and no notice to  Certificateholders  of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

                  Every separate trust  administrator  and co-trust  administrator  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)      all rights,  powers,  duties and obligations  conferred or imposed upon the Trust Administrator,  except for any  obligation of the Trust  Administrator  under this  Agreement to advance  funds on behalf of the Master  Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trust  Administrator  and such  separate  trust  administrator  or co-trust  administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately  without the Trust  Administrator  joining in such act),  except to the extent that under any law of any jurisdiction in which any  particular act or acts are to be performed by the Trust  Administrator  (whether as Trust  Administrator  hereunder or as successor to the Master Servicer or the Servicer),  the Trust  Administrator shall be incompetent or unqualified to perform such act or acts,  in which event such rights,  powers,  duties and  obligations  (including  the holding of title to the Trust Fund or any portion thereof  in any such  jurisdiction)  shall be  exercised  and  performed  singly  by such  separate  trust  administrator  or  co-trust administrator, but solely at the direction of the Trust Administrator;

                  (b)      no trust  administrator  hereunder shall be held  personally  liable by reason of any act or omission of any other trust administrator hereunder; and

                  (c)      the Master Servicer and the Trust Administrator  acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

                  Any notice,  request or other writing given to the Trust  Administrator shall be deemed to have been given to each of the then separate trust  administrators  and co-trust  administrators,  as effectively  as if given to each of them.  Every  instrument appointing  any separate  trust  administrator  or co-trust  administrator  shall refer to this  Agreement  and the  conditions of this
Article X. Each  separate  trust  administrator  and co-trust  administrator,  upon its  acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trust  Administrator  or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this  Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Trust  Administrator.  Every such instrument  shall be filed with the Trust  Administrator  and a copy thereof given to the Master Servicer or the Servicers and the
Depositor.

                  Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator,  its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trust  Administrator  shall not be responsible  for any action or inaction of any separate Trust  Administrator or Co-Trust  Administrator.  If any separate trust  administrator or co-trust  administrator shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be  exercised  by the Trust  Administrator,  to the extent  permitted  by law,  without the  appointment  of a new or  successor  trust administrator.

                  SECTION 10.11.    Office of the Trust Administrator.

                  The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

                  SECTION 10.12.    Tax Return.

                  The Master Servicer and each Servicer,  upon request, shall furnish the Trust Administrator with all such information related to the Mortgage  Loans in the  possession of the Master  Servicer or such Servicer as may be reasonably  required in connection with the  preparation by the Trust  Administrator  of all tax and  information  returns of the Trust Fund, and the Trust  Administrator shall sign such returns.  The Master Servicer and each Servicer,  severally and not jointly,  shall  indemnify the Trust  Administrator for all  reasonable  costs,  including  legal fees and  expenses,  related  to errors in such tax  returns  due to errors  only in such information provided by the Master Servicer or by such Servicer.

                  SECTION 10.13.    Determination of Certificate Index.

                  On each Interest  Determination  Date, the Trust Administrator shall determine each Certificate Index for the Accrual
Period and  inform the Master  Servicer  of such rate and such rate shall be final and  binding,  absent a manifest  error of the Trust
Administrator.

                                                              ARTICLE XI

                                                              TERMINATION

                  As set forth in Article XI of the Series Supplement.

                                                              ARTICLE XII

                                                       MISCELLANEOUS PROVISIONS

                  SECTION 12.01.    Amendment.

                  (a)      This Agreement may be amended from time to time by the Depositor,  the Master Servicer,  the Servicers,  the
Special Servicer,  the Modification  Oversight Agent, the Seller, the Trust  Administrator and the Trustee,  without the consent of any of the Certificateholders,

                           (i)      to cure any error or ambiguity,

                           (ii)     to correct or supplement any provisions  herein that may be inconsistent  with any other provisions herein or in the Prospectus Supplement,

                           (iii)    to modify,  eliminate  or add to any of its  provisions  to such  extent as shall be  necessary  or desirable to maintain the  qualification  of the Trust Fund as a REMIC at all times that any  Certificate is outstanding or to avoid or minimize the risk of the  imposition  of any federal  income tax on the Trust Fund pursuant to the Code that would be a claim  against the Trust  Fund,  provided  that the  Trustee has  received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such  federal  income tax and (B) such action will not  adversely  affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

                           (iv)     in connection with the appointment of a successor servicer,  to modify,  eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates, or

                           (v)      to make any other  provisions  with respect to matters or questions  arising  under this  Agreement that are not  materially  inconsistent  with the provisions of this  Agreement,  provided that such action shall not adversely affect in any  material  respect the  interests  of any  Certificateholder  or cause an Adverse  REMIC  Event.  Any  Amendment pursuant  to  Section 12.01(a)(v) shall  not be deemed to  adversely  affect in any  material  respect  the  interests  of any
         Certificateholder  if a letter is  obtained  from each  Rating  Agency  stating  that such  amendment  would not result in the downgrading or withdrawal of the  respective  ratings then assigned to the  Certificates;  or to comply with the provisions of
         Regulation AB.

                  (b)      Except as provided in  Section 12.01(c),  this  Agreement may be amended from time to time by the Depositor, the Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Seller, the Trust Administrator and
the Trustee with the consent of the Holders of Certificates  evidencing,  in the aggregate,  not less than 66 2/3% of the Voting Rights of all the  Certificates  for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates;  provided,  however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which  payments  received on or with respect to

Mortgage Loans are required to be distributed  with respect to any Certificate  without the consent of the Holder of such  Certificate,
(ii) adversely  affect in any material  respect the interests of the Holders of a Class of  Certificates  in a manner other than as set forth in (i) above  without the consent of the Holders of  Certificates  evidencing  not less than 66 2/3% of the Voting Rights of such
Class,  (iii) reduce  the aforesaid  percentages of Voting  Rights,  the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of  Certificates  of the Class affected  thereby,  (iv) change  the percentage of the Stated
Principal Balance of the Mortgage Loans specified in  Section 11.01(a) relating  to optional  termination of the Trust Fund, (v) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in  Sections 11.01(d)  or (e)  relating to a Terminating
Auction Sale, or (vi) modify the provisions of this Section 12.01.

                  It shall not be necessary for the consent of  Certificateholders  under this  Section 12.01 to approve the particular form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance  thereof.  The manner of obtaining such consents and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  (c)      This  Agreement  may be  amended  from time to time by the  Depositor,  the  Master  Servicer,  the  Special
Servicer,  the Modification  Oversight Agent, the Servicers,  the Trust  Administrator and the Trustee for the purpose of making one or more REMIC  elections with respect to one or more Classes of  Certificates  delivered to the Trustee and issuing one or more additional classes of  certificates  representing  interests in the Classes of  Certificates  delivered to the Trustee;  provided,  however,  such amendment  shall  require  the  consent of 100% of the  Holders of the  Certificates  of the Class or  Classes  delivered  to the Trust
Administrator and such amendment shall not cause an Adverse REMIC Event.

                  (d)      Promptly  after the  execution of any amendment to this  Agreement,  the Trust  Administrator  shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

                  (e)      Prior to the execution of any amendment to this Agreement,  each of the Trustee and the Trust  Administrator shall  receive and be entitled to  conclusively  rely on an Opinion of Counsel (at the expense of the Person  seeking  such  amendment)
stating that the execution of such amendment is authorized  and permitted by this  Agreement.  The Trustee and the Trust  Administrator may, but shall not be  obligated  to, enter into any such  amendment  which  affects the  Trustee's  or the Trust  Administrator's  own rights, duties or immunities under this Agreement.

                  (f)      The Master  Servicer and the Trust  Administrator  may consent to any  amendment  of a Designated  Servicing
Agreement to make any other provisions with respect to matters or questions arising under such Designated  Servicing  Agreement or this
Agreement  that are not  materially  inconsistent  with the  provisions of such  Designated  Servicing  Agreement  and this  Agreement, provided  that such action shall not  adversely  affect in any material  respect the  interests  of any  Certificateholder  or cause an
Adverse REMIC Event. Any amendment  pursuant to this  Section 12.01(f) shall  not be deemed to adversely affect in any material respect the interests of any  Certificateholders  if a letter is obtained from each Rating Agency stating that such amendment  would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

                  (g)      Neither the Master  Servicer  nor the Trust  Administrator  shall  consent to any  amendment of a Designated
Servicing  Agreement  which shall  adversely  affect in any material  respect the  interests of the Holders of a Class of  Certificates without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class.

                  It shall not be necessary for the consent of Certificateholders  under this  Section 12.01 to  approve the particular form of any proposed  amendment of a Designated  Servicing  Agreement,  but it shall be  sufficient  if such consent  shall approve the substance  thereof.  The  manner  of  obtaining  such  consents  and of  evidencing  the  authorization  of the  execution  thereof  by
Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  Promptly after the execution of any amendment to a Designated  Servicing  Agreement  pursuant to  Section 12.01(f) or
(g), the Trust  Administrator  shall furnish,  upon written notice of such  amendment,  written  notification  of the substance of such amendment to each Certificateholder, and the Rating Agencies.

                  (h)      Notwithstanding  any other provision of this  Agreement,  no amendment shall be made affecting the rights of the Holders of the Class P Certificates to receive Assigned Prepayment Premiums,  including any amendment to Section 3.21,  without the consent of 100% of the Holders of the Class P Certificates.

                  (i)      Notwithstanding  anything to the contrary in this Section 12.01,  the Master Servicer, the Special Servicer,
the Modification  Oversight Agent, the Servicers,  the Seller, the Trust Administrator and the Trustee shall reasonably  cooperate with the  Depositor  and its counsel to enter into such  amendments  or  modifications  to the  Agreement as may be necessary to comply with
Regulation AB and any interpretation thereof by the Commission.

                  (j)      Without  the  consent  of the Swap  Counterparty,  the  Seller  and the  Depositor  shall not enter into any amendment or modification of the terms and provisions of this Agreement if such amendment or modification  would  materially  adversely affect the rights and interests of the Swap Counterparty hereunder.

                  SECTION 12.02.    Recordation of Agreement; Counterparts.

                  (a)      This Agreement (other than Schedule I) is subject to recordation in all appropriate  public offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated, and in any other  appropriate  public recording office or elsewhere.  Such  recordation,  if any, shall be effected by the Depositor at its expense,  but only upon direction by the Trustee (acting at the direction of the holders of  Certificates  evidencing a majority of the  aggregate  Class  Principal  Balance)  accompanied  by an Opinion of  Counsel  (at the  Depositor's  expense)  to the effect  that non-recordation materially and adversely affects the interests of the Certificateholders.

                  (b)      For the  purpose  of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 12.03.    Governing Law.

                  THIS  AGREEMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT
REGARD TO THE CONFLICT OF LAW PRINCIPALS THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  SECTION 12.04.    Intention of Parties.

                  (a)      It is the express  intent of the Depositor,  the Seller,  the Master  Servicer,  the Special  Servicer,  the
Modification  Oversight Agent, the Servicers,  the Trust Administrator and the Trustee that (i) the conveyance by DLJMC of the Mortgage
Loans to the Depositor  pursuant to the Assignment and Assumption  Agreement and (v) the  conveyance by the Depositor to the Trustee as provided for in  Section 2.01 of each of the Seller's and  Depositor's  right,  title and interest in and to the Mortgage Loans be, and be construed  as, an absolute sale and  assignment by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage  Loans
for the benefit of the  Certificateholders.  Further,  it is not intended that any  conveyance be deemed to be a pledge of the Mortgage
Loans by DLJMC to the Depositor or by the  Depositor to the Trustee to secure a debt or other  obligation.  However,  in the event that the  Mortgage  Loans are held to be  property  of DLJMC or the  Depositor,  as  applicable,  or if for any  reason the  Assignment  and
Assumption  Agreement or this  Agreement is held or deemed to create a security  interest in the  Mortgage  Loans,  then it is intended that  (i) this  Agreement  shall  also be deemed to be a security  agreement  within  the  meaning of  Articles 8 and 9 of the New York
Uniform  Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (ii) the  conveyances  provided for in
Section 2.01  shall be deemed to be a grant by the Seller and the  Depositor  to the  Trustee on behalf of the  Certificateholders,  to secure  payment  in full of the  Secured  Obligations  (as  defined  below),  of a security  interest  in all of the  Seller's  and the
Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired,  in and to the Mortgage  Loans,  including the Mortgage Notes,  the Mortgages,  any related  insurance  policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles,  chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and uncertificated  securities consisting of, arising from or relating to (A) the Mortgage Loans,  including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage,  and all other documents in the related Trustee  Mortgage Files, and including any Qualified  Substitute  Mortgage Loans; (B) pool insurance policies,  hazard insurance  policies and any bankruptcy bond relating to the foregoing,  if applicable;  (C) the Certificate  Account;
(D) the Collection  Account;  (E) all amounts  payable after the Cut-off Date to the holders of the Mortgage  Loans in accordance  with the terms thereof; (F) all income, payments,  proceeds and products of the conversion,  voluntary or involuntary, of the foregoing into cash,  instruments,  securities or other property,  including without  limitation all amounts from time to time held or invested in the
Certificate Account,  whether in the form of cash,  instruments,  securities or other property;  and (G) all cash and non-cash proceeds of any of the  foregoing;  (iii) the  possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute  instruments,  money,  documents,  advices of credit,  letters of credit, goods,  certificated  securities or chattel paper shall be deemed to be a  "possession  by the secured  party," or possession by a purchaser or a person  designated by him or her, for purposes of perfecting the security  interest  pursuant to the Uniform  Commercial  Code  (including,  without  limitation,
Sections 9-313,  8-313 or 8-321 thereof);  and  (iv) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from,  financial  intermediaries,  securities  intermediaries,  bailees or agents (as  applicable)  of the  Trustee  for the purpose of perfecting such security  interest under applicable law. "Secured  Obligations"  means (i) the rights of each  Certificateholder  to be paid any amount owed to it under this  Agreement and (ii) all other  obligations  of the Seller and the Depositor  under this Agreement and the Assignment and Assumption Agreement.

                  (b)      The Seller and the Depositor,  and, at the Depositor's direction,  the Master Servicer or the Servicers, the
Trustee and the Trust  Administrator,  shall,  to the extent  consistent with this  Agreement,  take such reasonable  actions as may be necessary to ensure that, if this  Agreement  were deemed to create a security  interest in the Mortgage  Loans and the other  property described  above,  such security  interest would be deemed to be a perfected  security  interest of first  priority as applicable.  The
Depositor  shall  prepare and file, at the related  Servicer's  expense,  all filings  necessary to maintain the  effectiveness  of any original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Trustee's  security interest in or lien on the Mortgage Loans,  including without limitation  (i) continuation  statements,  and (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any Mortgage Loan.

                  SECTION 12.05.    Notices.

                  In addition to other notices provided under this Agreement,  the Trust Administrator shall notify the Rating Agencies in writing:  (a) of any  substitution  of any Mortgage  Loan;  (b) of any payment or draw on any  insurance  policy  applicable  to the
Mortgage  Loans;  (c) of  the final  payment of any  amounts  owing to a Class of  Certificates;  (d) any  Event of Default  under this
Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

                  All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been duly given when received  (i) in the case of the Depositor,  with respect to notices  required to be delivered by the Trust  Administrator  pursuant to
Article  XIII,   Credit  Suisse  First  Boston   Mortgage   Securities   Corp.  via  facsimile  to  (917)  326-7936  or  via  email  to
Bruce.Kaiserman@Credit-Suisse.com,  and for all other  purposes,  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  11 Madison
Avenue,  4th Floor,  New York, New York 10010,  Attention: Peter Sack (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue,
4th  Floor,  New  York,  New York 10010,  Attention:  Peter  Sack);  (ii) in  the case of the  Trustee,  the  Corporate  Trust  Office,
Attention: Charles  F.  Pedersen,  or such other  address as may  hereafter be  furnished  to the  Depositor in writing by the Trustee;
(iii) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010,  Attention: Peter Sack, Fax: (212) 743-5261 (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Bruce Kaiserman,  Fax: (917)
326-7936),  or such other address as may be hereafter furnished to the Depositor and the Trustee by DLJMC in writing;  (iv) in the case of Moody's,  99 Church Street,  New York, New York 10007,  Attention:  Christine  Lachnicht;  (v) in the case of Standard & Poor's,  55
Water  Street,  New York,  New York 10041;  (vi) in the case of SPS,  3815 South West Temple,  Salt Lake City,  Utah 84115,  Attention:
Lester Cheng,  with a copy to 3815 South West Temple,  Salt Lake City,  Utah 84115,  Attention:  General Counsel;  (vii) in the case of
Wells Fargo, as Master  Servicer,  Corporate Trust Office,  9062 Old Annapolis Road,  Columbia,  MD 21045,  Attention: [Name  of Series
Trust] or such other  address as may be hereafter  furnished to the  Depositor or the Trustee in writing by Wells Fargo;  (viii) in the case of the Trust  Administrator,  the  Corporate  Trust Office;  (ix) in the case of the Special  Servicer or  Modification  Oversight
Agent, Select Portfolio Servicing, Inc., 14523 SW Millikan Way, Beaverton, Oregon 97005,  Attention: Heidi Peterson, (x) in the case of
Wells Fargo, with respect to servicing issues, Wells Fargo Bank, N.A., 1 Home Campus, Des Moines,  Iowa 50328-0001,  Attention: John B.
Brown,  MAC-X2302-033,  Fax: (515) 324-3118,  and with  respect to all other  issues,  Wells Fargo Bank,  N.A.,  7495 New Horizon  Way,
Frederick,  Maryland 21703,  Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax: (301) 846-8201, in each case with a copy to Wells Fargo
Bank, N.A., 1 Home Campus, Des Moines,  Iowa 50328-0001,  Attention:  General Counsel,  MAC-X2401-06T,  or such other address as may be hereafter  furnished in writing by Wells Fargo,  (xi) in the case of the Swap  Counterparty or Interest Rate Cap  Counterparty,  Credit
Suisse International,  One Cabot Square, London E14 4QJ, Attention:  Head of Credit Risk Management,  with copies to: Managing Director
- Operations  Department and Managing  Director - Legal Department,  or such other address as may be hereafter  furnished in writing by the Swap  Counterparty or Interest Rate Cap  Counterparty,  as applicable,  (xii) in the case of WMMSC,  to Washington  Mutual Mortgage
Securities Corp., 1301 Second Avenue, WMC 3501, Seattle,  Washington 98101, Attention:  Servicing Compliance, with a copy to Washington
Mutual Mortgage Securities Corp., 1301 Second Avenue, WMC 3501,  Seattle,  Washington 98101, Attention:  Legal Department or such other address as may be hereafter  furnished  in writing to the  Depositor  and the Trustee by WMMSC,  (xiii) in the case of  GreenPoint,  to
GreenPoint  Mortgage Funding,  Inc., 100 Wood Hollow Drive,  Novato,  California 94945,  Attention:  Secondary  Marketing,  cc: General
Counsel and (xiv) with respect to any other party, as set forth in the Series Supplement.

                  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

                  SECTION 12.06.    Severability of Provisions.

                  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 12.07.    Limitation on Rights of Certificateholders.

                  The death or incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the Trust Fund, nor entitle  such  Certificateholder's  legal  representative  or heirs to claim an  accounting  or to take any action or commence  any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise  affect the rights,  obligations  and  liabilities of the parties hereto or any of them.

                  No Certificateholder  shall have any right to vote (except as provided herein) or in any manner otherwise control the operation  and  management  of the Trust  Fund,  or the  obligations  of the parties  hereto,  nor shall  anything  herein set forth or contained in the terms of the  Certificates  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No  Certificateholder  shall have any right by virtue or by availing  itself of any  provisions of this  Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect to this  Agreement,  unless such Holder previously  shall have given to the Trust  Administrator  a written notice of an Event of Default and of the  continuance  thereof,  as provided  herein,  and  unless  the  Holders  of  Certificates  evidencing  not less than 25% of the  Voting  Rights  evidenced  by the
Certificates  shall also have made written  request upon the Trust  Administrator  to institute such action,  suit or proceeding in its own name as Trust  Administrator  hereunder  and shall have  offered to the Trust  Administrator  such  reasonable  indemnity as it may require  against the costs,  expenses,  and liabilities to be incurred  therein or thereby,  and the Trust  Administrator,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or  proceeding;  it being  understood  and  intended,  and being  expressly  covenanted  by each  Certificateholder  with  every  other
Certificateholder  and the Trust  Administrator,  that no one or more  Holders  of  Certificates  shall  have any  right in any  manner whatever by virtue or by availing  itself or themselves of any provisions of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference to any other such Holder or to  enforce  any  right  under  this  Agreement,  except  in  the  manner  herein  provided  and  for  the  common  benefit  of  all
Certificateholders.  For the protection and enforcement of the provisions of this Section 12.07,  each and every  Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 12.08.    Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that  Certificateholders  shall not be personally  liable for obligations of the
Trust Fund, that the interests in the Trust Fund represented by the  Certificates  shall be  nonassessable  for any reason  whatsoever, and that the Certificates,  upon due authentication  thereof by the Trust  Administrator  pursuant to this Agreement,  are and shall be deemed fully paid.

                  SECTION 12.09.    Protection of Assets.

                  Except for  transactions  and activities  entered into in connection with the  securitization  that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

                  (i)      borrow money or issue debt;

                  (ii)     merge with another entity, reorganize, liquidate or sell assets; or

                  (iii)    engage in any business or activities.

                  Each party to this agreement agrees that it will not file an involuntary  bankruptcy  petition against the Trust Fund or initiate any other form of insolvency proceeding until 366 days after the Certificates have been paid.

                  SECTION 12.10.    Non-Solicitation.

                  From and after the date of this Agreement,  each of the Depositor,  the Seller,  the Master  Servicer,  the Servicers
(other than WMMSC),  the Trust  Administrator  and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its  agents or  affiliates,  or by any  independent  contractors  on any such  party's  behalf,  to  personally,  by telephone,  by mail,  or  electronically  by e-mail or through the internet or  otherwise,  solicit the  borrower or obligor  under any
Mortgage Loan to refinance the Mortgage  Loan, in whole or in part.  Notwithstanding  the  foregoing,  it is understood and agreed that neither  (i) promotions  undertaken by the Depositor,  the Seller,  the Master  Servicer,  any Servicer  (other than WMMSC),  the Trust
Administrator  or the  Trustee or any  affiliate  of any such party that  originates  mortgage  loans in the normal  course,  which are directed to the general public at large,  or segments  thereof,  including,  without  limitation,  mass mailings based on  commercially acquired mailing lists or newspaper,  radio and television  advertisements  nor (ii) serving the refinancing  needs of a Mortgagor who, without  solicitation,  contacts  either party in connection  with the refinance of such Mortgage or Mortgage  Loan,  shall  constitute solicitation  under this  Section 12.10,  provided,  that no segment of the general public shall consist  primarily of the borrowers or obligors under the Mortgage  Loans.  None of the Depositor,  the Seller,  the Master  Servicer,  any Servicer  (other than WMMSC),  the
Trust  Administrator  or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist  primarily of the Mortgages to any Person.

                  WMMSC  covenants  and agrees  that it shall not take any action to  solicit  the  refinancing  of any  Mortgage  Loan following the date hereof or provide  information to any other entity to solicit the refinancing of any Mortgage Loan;  provided,  that the foregoing  shall not preclude WMMSC or any of its  affiliates  from  (a) engaging  in general  solicitations  to its customer base, including  by mass  mailing or as part of monthly or  periodic  statements  mailed to its  borrowers  or to holders of deposit or other accounts,  (b) engaging in  solicitations  to the general  public,  including  without  limitation by mass mailing,  newspaper,  radio, television  or other media which are not  specifically  directed  toward the  Mortgagors,  (c) engaging  in  solicitations  of optional insurance or other bank products (not  including  mortgage  loans),  (d) refinancing  the Mortgage Loan of any Mortgagor  who,  without solicitation,  contacts WMMSC to request the  refinancing  of the related  Mortgage Loan or  (e) engaging  in any action to solicit the refinancing  of any Mortgage  Loan to the extent such action would be  permitted  under the Fannie Mae Selling  Guide or the Fannie Mae
Servicing Guide,  provided that WMMSC agrees that it shall not, in engaging in any such  solicitation,  specifically  target any of the
Mortgage Loans.

                                                             ARTICLE XIII

                                                        EXCHANGE ACT REPORTING

                  SECTION 13.01.    Commission Reporting.

                  The Trust  Administrator,  each Servicer and the Master  Servicer  shall  reasonably  cooperate with the Depositor in connection with the Trust's  satisfying the reporting  requirements  under the Exchange Act. The Trust  Administrator  shall prepare on behalf of the  Depositor any Forms 8-K,  10-D and 10-K  customary for similar  securities as required by the Exchange Act and the rules and  regulations of the Commission  thereunder,  and the Depositor or Master  Servicer,  as specified  below,  shall sign and the Trust
Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.

                  Form 10-D and Form 10-K require the  registrant  to indicate  (by checking  "yes" or "no") that it "(1) has filed all reports  required to be filed by  Section 13  or 15(d) of the Exchange Act during the  preceding 12 months (or for such shorter  period that the  registrant was required to file such reports),  and (2) has been subject to such filing  requirements  for the past 90 days."
The Depositor  hereby  represents to the Trust  Administrator  that, as of the Closing Date,  the Depositor has filed all such required reports  during the preceding 12 months and that it has been subject to such filing  requirement  for the past  90 days.  The Depositor shall  notify the Trust  Administrator  in  writing,  no later than the fifth  calendar  day after the related  Distribution  Date with respect to the filing of a report on Form 10-D and no later  than  March 15th with  respect to the filing of a report on Form 10-K,  if the answer to each question should be "no." The Trust  Administrator  shall be entitled to rely on such  representations  in preparing, executing and/or filing any such report.

                  SECTION 13.02.    Form 10-D Reporting

                  Within 15 days after each  Distribution  Date (subject to permitted  extensions  under the Exchange  Act),  the Trust
Administrator  shall prepare and file on behalf of the Trust Fund any Form 10-D  required by the Exchange Act, in form and substance as required  by the  Exchange  Act.  The Trust  Administrator  shall file each  Form 10-D  with a copy of the  related  Monthly  Statement attached  thereto.  Any  disclosure  in addition to the Monthly  Statement  that is required to be included on  Form 10-D  ("Additional
Form 10-D  Disclosure")  shall be  reported  by the parties set forth on Exhibit S to the  Depositor  and the Trust  Administrator  and
directed  and  approved  by the  Depositor  pursuant  to the  following  paragraph  and the Trust  Administrator  shall have no duty or liability  for any failure  hereunder to  determine or prepare any  Additional  Form 10-D  Disclosure,  except as set forth in the next paragraph.

                  As set forth on Exhibit S hereto,  within five calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trust  Administrator and the Depositor,  to the extent known by a responsible officer thereof, in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D Disclosure,  if applicable,  together with an additional disclosure  notification in the form of Exhibit W  hereto (an "Additional  Disclosure  Notification")  and (ii) the  Depositor shall approve,  as to form and substance,  or disapprove,  as the  case  may be,  the  inclusion  of the  Additional  Form 10-D  Disclosure  on  Form 10-D.  The  Depositor  shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trust  Administrator  in connection  with including any
Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                  After preparing the Form 10-D,  the Trust Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor as soon as possible,  however,  in no event later than the 11th calendar day after the related  Distribution Date. Within two business  days of receipt,  but in no event no later than the Business Day prior to the date  specified in the next  sentence,  the
Depositor  shall  notify the Trust  Administrator  of any changes to or approval  of such  Form 10-D.  In the absence of receipt of any written  changes or approval,  the Trust  Administrator  shall be entitled to assume that such Form 10-D is in final form and the Trust
Administrator  may proceed with the execution and filing of the  Form 10-D.  No later than two Business Days prior to the 15th calendar day after the related  Distribution  Date, a duly  authorized  representative  of the Master  Servicer shall sign the  Form 10-D.  If a
Form 10-D  cannot be filed on time or if a previously  filed Form 10-D needs to be amended,  the Trust  Administrator  shall follow the procedures  set forth in  Section 13.05.  Promptly  (but no later than one Business  Day) after filing with the  Commission,  the Trust
Administrator  shall make available on its internet  website a final  executed copy of each  Form 10-D  prepared and filed by the Trust
Administrator.  Each party to this Agreement  acknowledges  that the performance by the Master Servicer and the Trust  Administrator of
its duties under this  Section 13.02  related to the timely  preparation,  execution  and filing of Form 10-D is  contingent  upon such parties  strictly  observing all applicable  deadlines in the performance of their duties under this  Section 13.02.  Neither the Trust
Administrator  nor the Master Servicer shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare,  timely  execute  and/or  timely file such  Form 10-D,  where such failure  results from the Trust
Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.03.    Form 10-K Reporting

                  Within 90 days  after  the end of each  fiscal  year of the  Trust or such  earlier  date as may be  required  by the
Exchange  Act (the "10-K  Filing  Deadline")  (it being  understood  that the fiscal year for the Trust ends on  December  31st of each year),  commencing in March of the calendar year  following the calendar year in which the Closing Date of the related  Series  occurs, the Trust  Administrator  shall prepare and file on behalf of the Trust a Form 10-K,  in form and substance as required by the Exchange
Act.  Each such  Form 10-K  shall  include  the  following  items,  in each case to the extent  they have been  delivered  to the Trust
Administrator  within the  applicable  time  frames set forth in this  Agreement,  the  related  Custodial  Agreements  and the related
Designated  Servicing Agreement,  (i) the Item 1123  Certification for each Servicer,  each Additional  Servicer,  the Master Servicer,
Trust  Administrator,  the  Modification  Oversight  Agent and any Servicing  Function  Participant  engaged by such parties  (each,  a
"Reporting  Servicer")  as described  under  Section 13.06,  (ii)(A) the  Assessment  of Compliance  with  servicing  criteria for each
Reporting  Servicer as described  under  Section 13.07,  and (B) if any Reporting  Servicer's  Assessment of Compliance  identifies any material instance of noncompliance,  disclosure  identifying such instance of noncompliance,  or if any Reporting Servicer's Assessment of Compliance  is not included as an exhibit to such  Form 10-K,  disclosure  that such report is not included and an  explanation  why such report is not included,  (iii)(A) the Accountant's Attestation for each Reporting Servicer, as described under Section 13.08,  and
(B) if any  Accountant's  Attestation  identifies  any material  instance of  noncompliance,  disclosure  identifying  such instance of noncompliance,  or if any such  Accountant's  Attestation is not included as an exhibit to such Form 10-K,  disclosure that such report is not  included  and an  explanation  why such  report is not  included,  and (iv) a  Sarbanes-Oxley  Certification  as  described  in
Section 13.09;  provided,  however,  that the Trust  Administrator,  at its  discretion,  may omit  from the  Form 10-K  any  Item 1123
Certification,  Assessment of Compliance or Accountants  Attestation  that is not required to be filed with such Form 10-K  pursuant to
Regulation AB.  Any  disclosure  or  information  in addition to  (i) through  (iv) above that is required to be included on  Form 10-K
("Additional  Form 10-K  Disclosure") shall be reported by the parties set forth on Exhibit Y to the Depositor and Trust  Administrator and directed and approved by the  Depositor  pursuant to the  following  paragraph  and the Trust  Administrator  shall have no duty or liability  for any failure  hereunder to  determine or prepare any  Additional  Form 10-K  Disclosure,  except as set forth in the next paragraph.

                  As set forth on Exhibit Y  hereto,  no later than March 15 of each year that the Trust is subject to the Exchange Act reporting  requirements,  commencing in the calendar year  following the calendar year in which the Closing Date of the related  Series occurs,  (i) the  parties set forth on Exhibit Y  shall be required to provide to the Trust  Administrator  and the  Depositor,  to the
extent known by a responsible officer thereof,  in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust
Administrator  and such party,  the form and  substance  of any  Additional  Form 10-K  Disclosure,  if  applicable,  together  with an
Additional Disclosure Notification and (ii) the Depositor shall approve, as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form 10-K  Disclosure on Form 10-K.  The Depositor  shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trust  Administrator  in  connection  with  including  any  Additional  Form 10-K  Disclosure  on
Form 10-K pursuant to this paragraph.

                  After preparing the Form 10-K,  the Trust Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review.  Within three (3) business days of receipt,  but in no event later than March 25, the Depositor  shall notify the Trust  Administrator  in writing (which may be furnished  electronically)  of any changes to or approval of such Form 10-K.  In the absence of receipt of any written  changes or approval the Trust  Administrator  shall be entitled to assume that such  Form 10-K is in final form. No later than the close of business on the 4th Business Day prior to the 10-K Filing  Deadline,  the  Depositor  shall sign the  Form 10-K  and return an  electronic  or fax copy of such  signed  Form 10-K  (with an  original  executed  hard copy to follow by overnight  mail) to the Trust  Administrator.  If a Form 10-K  cannot be filed on time or if a previously  filed  Form 10-K needs to be amended,  the Trust Administrator  shall follow the procedures set forth in Section 13.05.  Promptly (but no later than 1 Business Day)
after filing with the Commission,  the Trust  Administrator  shall make available on its internet website a final executed copy of each
Form 10-K  prepared  and filed by the Trust  Administrator.  The parties to this  Agreement  acknowledge  that the  performance  by the
Master Servicer and the Trust  Administrator  of its duties under this  Section 13.03  related to the timely  preparation and filing of
Form 10-K is contingent  upon such parties (and the  Custodians,  Designated  Servicers and any Additional  Servicer or other Servicing
Function  Participant)  strictly observing all applicable deadlines in the performance of their duties under Article XIII.  Neither the
Trust  Administrator  nor the Master  Servicer shall have any liability for any loss,  expense,  damage or claim arising out of or with respect  to any  failure  to  properly  prepare  and/or  timely  file  such  Form 10-K,  where  such  failure  results  from the  Trust
Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.04.    Form 8-K Reporting

                  Within four (4) Business Days after the occurrence of an event  requiring  disclosure on Form 8-K (each such event, a
"Reportable  Event"),  and if requested by the  Depositor,  the Trust  Administrator  shall prepare and file on behalf of the Trust any
Form 8-K,  as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the  Certificates.  Any  disclosure or  information  related to a Reportable  Event or that is otherwise  required to be included on
Form 8-K  ("Form 8-K  Disclosure  Information")  shall be reported by the parties set forth on Exhibit U to the Depositor and the Trust
Administrator and directed and approved by the Depositor  pursuant to the following  paragraph and the Trust  Administrator  shall have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure  Information or any Form 8-K,  except as set forth in the next paragraph.

                  As set forth on Exhibit U hereto, for so long as the Trust is subject to the Exchange Act reporting requirements,  no later than the end of business(New  York City time) on the 2nd Business Day after the occurrence of a Reportable  Event (i) the parties to this transaction  shall be required to provide to the Trust  Administrator  and the Depositor,  to the extent known by a responsible officer thereof,  in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Form 8-K Disclosure Information,  if applicable,  together with an Additional Disclosure Notification and
(ii) the  Depositor  shall  approve,  as to form and  substance,  or  disapprove,  as the case may be, the  inclusion  of the  Form 8-K
Disclosure  Information.  The Depositor  shall be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trust
Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K,  the Trust Administrator  shall forward  electronically a draft copy of the Form 8-K to the Depositor for review.  Promptly,  but no later than the close of business on the 3rd business day after the Reportable  Event,  the
Depositor  shall notify the Trust  Administrator  in writing of any changes to or approval of such Form 8-K.  In the absence of receipt of any written  changes or  approval,  the Trust  Administrator  shall be entitled to assume that such  Form 8-K is in final form and a duly  authorized  representative  of the Trust  Administrator  may  proceed  with the  execution  and  filing of the  Form 8-K.  A duly authorized  representative  of the Master  Servicer shall sign the Form 8-K.  If a Form 8-K  cannot be filed on time or if a previously filed Form 8-K needs to be amended,  the Trust Administrator  shall follow the procedures set forth in Section 13.05.  Promptly (but no later than one Business Day) after filing with the Commission,  the Trust  Administrator shall make available on its internet website a final executed copy of each Form 8-K  prepared and filed by the Trust  Administrator.  The parties to this Agreement  acknowledge  that the  performance  by the Trust  Administrator  and the Master  Servicer of its duties  under this  Section 13.04  related to the timely preparation and filing of Form 8-K is contingent upon such parties  strictly  observing all applicable  deadlines in the performance of their  duties under this  Section 13.04.  Neither the Master  Servicer nor the Trust  Administrator  shall have any  liability  for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or timely file such  Form 8-K, where such  failure  results  from the Trust  Administrator's  inability  or  failure  to obtain or  receive,  on a timely  basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such  Form 8-K,  not resulting  from its own negligence, bad faith or willful misconduct.

                  SECTION 13.05.    Delisting; Amendment; Late Filing of Reports

                  On or before January 30 of the first year in which the Trust  Administrator  is able to do so under  applicable  law, the Trust Administrator shall prepare and file a Form 15 Suspension  Notification  relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                  In the event that the Trust  Administrator  is unable to timely file with the Commission all or any required  portion of any Form 8-K,  10-D or 10-K required to be filed by this Agreement because required disclosure  information was either not delivered to it or delivered to it after the delivery  deadlines  set forth in this  Agreement or for any other reason,  the Trust  Administrator shall promptly notify  electronically  the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement shall cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as  applicable,  pursuant to  Rule 12b-25 of the Exchange Act. In the case of
Form 8-K,  the Trust  Administrator  shall,  upon receipt of all required  Form 8-K  Disclosure  Information  and upon the approval and direction of the  Depositor,  include  such  disclosure  information  on the next  Form 10-D.  In the event that any  previously  filed
Form 8-K,  10-D or 10-K needs to be amended in  connection  with any  additional  Form 10-D  Disclosure  (other than for the purpose of restating the Monthly Report),  the Trust Administrator shall  electronically  notify the Depositor and such parties shall cooperate to prepare any necessary  Form 8-K/A,  10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K or 10-D shall be signed by a duly authorized  representative  of the Master  Servicer.  Any amendment to Form 10-K  shall be signed by the Depositor.  The parties to this Agreement  acknowledge  that the  performance  by the Trust  Administrator  and the Master  Servicer of their duties under this
Section 13.05  related to the timely  preparation  and filing of Form 15, a Form 12b-25 or any  amendment to Form 8-K,  10-D or 10-K is contingent  upon each such party  performing  its duties  under this  Section 13.05.  Neither  the Trust  Administrator  nor the Master
Servicer  shall have any  liability  for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly prepare  and/or  timely file any such Form 15, Form 12b-25 or any  amendments to Forms 8-K,  10-D or 10-K,  where such failure  results from the Trust  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto  needed to prepare,  arrange for execution or file such Form 15, Form 12b-25 or any  amendments to Forms 8-K, 10-D or 10-K,  not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.06.    Annual Statements of Compliance

                  The Master Servicer,  the Trust  Administrator,  the Modification  Oversight Agent and each Servicer shall deliver or otherwise make available (and the Master Servicer,  the Trust Administrator,  the Modification  Oversight Agent and each Servicer shall cause any Servicing Function  Participant  engaged by it to deliver or otherwise make available) to the Depositor,  the Trustee and the
Trust  Administrator on or before March 15 of each year,  commencing in March of the calendar year following the calendar year in which the Closing Date of the related  Series  occurs,  an Officer's  Certificate  (an  "Item 1123  Certificate")  stating,  as to the signer thereof,  that (A) a review of such  party's  activities  during the  preceding  calendar  year or portion  thereof and of such party's performance under this Agreement,  or such other applicable  agreement in the case of a Servicing Function  Participant,  has been made under such officer's  supervision and (B) to the best of such officer's  knowledge,  based on such review, such party has fulfilled all its obligations  under this Agreement,  or such other  applicable  agreement in the case of a Servicing  Function  Participant,  in all material  respects  throughout  such year or portion  thereof,  or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status  thereof.  Promptly  after receipt of each such Item 1123  Certificate,  the Depositor  shall review such Item 1123  Certificate  and, if applicable,  consult with each such party, as applicable,  as to the nature of any failures by such party, in the fulfillment of any of such party's obligations  hereunder or, in the case of an  Additional  Servicer,  under such other  applicable  agreement,  provided,  however,  that Wells  Fargo,  in its capacity as a Servicer,  shall only be obligated to provide the Item 1123  Officer's  Certificate to the Master Servicer and the Master
Servicer shall forward such 1123 Officer's  Certificate to the Depositor,  the Trustee and the Trust  Administrator  or, if there is no
Master  Servicer,  to the Depositor  and the  Depositor  shall  forward such 1123  Officer's  Certificate  to the Trustee and the Trust
Administrator.

                  The Master Servicer shall include all annual statements of compliance  received by it from each Servicer with its own annual statement of compliance to be submitted to the Trust Administrator pursuant to this Section 13.06.

                  In the event the Master Servicer,  the Trust Administrator or any Servicing Function  Participant engaged by any such party is  terminated  or resigns  pursuant  to the terms of this  Agreement,  or any  applicable  agreement  in the case of a Servicing
Function  Participant,  as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 13.06 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

                  The Master Servicer shall enforce any obligation of any Designated  Servicer,  to the extent set forth in the related
Designated Servicing Agreement,  to deliver to the Master Servicer an Item 1123  Certificate as may be required pursuant to the related
Designated  Servicing  Agreement.  The Master Servicer shall include such Item 1123  Certificate with its own Item 1123  Certificate to be submitted to the Trust Administrator, the Depositor and the Trustee pursuant to this Section 13.06.

                  SECTION 13.07.    Annual Assessments of Compliance.

                  By March 15 of each year,  commencing in March of the calendar year  following the calendar year in which the Closing
Date of the related Series occurs, the Master Servicer,  the Trust Administrator,  the Modification  Oversight Agent and each Servicer, each at its own  expense,  shall  furnish  or  otherwise  make  available,  and each such  party  shall  cause any  Servicing  Function
Participant  engaged by it to furnish or otherwise make available,  each at its own expense,  to the Trust  Administrator,  the Trustee and the Depositor,  a report on an assessment of compliance with the Relevant  Servicing  Criteria (an "Assessment of Compliance") that contains (A) a statement by such party of its  responsibility  for assessing  compliance with the Relevant  Servicing Criteria for each party as set forth on Exhibit R,  (B) a statement that such party used the Relevant  Servicing  Criteria to assess  compliance with the
Relevant  Servicing  Criteria,  (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K  required to be filed pursuant to  Section 13.03,  including,  if there has been any material instance of noncompliance  with the Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status thereof,  and (D) a statement that a registered  public  accounting  firm has issued an Accountant's  Attestation on such party's  Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

                  No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, each Servicer,  the
Modification  Oversight  Agent and the  Master  Servicer  shall  each  forward to the Trust  Administrator  the name of each  Servicing
Function  Participant  engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such  Servicing  Function  Participant;  provided,  however,  that the  Master  Servicer  need not  provide  information  to the  Trust
Administrator  so long as the  Master  Servicer  and the  Trust  Administrator  are the same  person.  When the  Master  Servicer,  the
Modification  Oversight Agent and each Servicer (or any Servicing  Function  Participant  engaged by them) submit their  Assessments of
Compliance to the Trust  Administrator,  such parties shall also at such time include the Assessments of Compliance  (and  Accountant's
Attestation)  pursuant to Section 13.08 of each Servicing Function Participant engaged by it; provided,  however,  that Wells Fargo, in its  capacity as a  Servicer,  shall only be  obligated  to provide  disclosure  pursuant  to the first and second  paragraphs  of this
Section 13.07  to the Master Servicer and the Master  Servicer shall forward such items to the  appropriate  parties or, if there is no
Master Servicer, to the Depositor and the Depositor shall forward such items to the Trustee and the Trust Administrator.

                  Promptly  after  receipt of each  Assessment  of  Compliance,  the  Depositor  shall  review each such report and, if applicable,  consult with the Master  Servicer,  the Trust  Administrator,  the  Modification  Oversight  Agent,  each Servicer and any
Servicing  Function  Participant  engaged by such parties as to the nature of any material instance of noncompliance  with the Relevant
Servicing  Criteria by each such party.  None of such parties shall be required to deliver any such  assessments  until March 30 in any given year so long as it has received written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master  Servicer shall include all annual  reports on assessment of compliance  received by it from the Servicers with its own assessment of compliance to be submitted to the Trust Administrator pursuant to this Section 13.07.

                  In the event the Master Servicer,  the Trust Administrator or any Servicing Function  Participant engaged by any such party is terminated,  assigns its rights and  obligations  under,  or resigns  pursuant to, the terms of this  Agreement,  or any other applicable  agreement,  as the  case  may be,  such  party  shall  provide  a report  on  assessment  of  compliance  pursuant  to this
Section 13.07, or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

                  The Master Servicer shall enforce any obligation of the Designated  Servicers and the  Custodians,  to the extent set forth in the related  Designated  Servicing  Agreement or Custodial  Agreement,  as  applicable,  to deliver to the Master  Servicer an
Assessment  of  Compliance  within the time frame set forth in, and in such form and  substance  as may be  required  pursuant  to, the related Designated  Servicing  Agreement or Custodial  Agreement,  as applicable.  The Master Servicer shall include such Assessment of
Compliance  with its own  Assessment  of  Compliance  to be  submitted  to the Trust  Administrator  and the  Trustee  pursuant to this
Section 13.07.

                  SECTION 13.08.    Accountant's Attestation

                  By March 15 of each year,  commencing in the calendar  year  following the calendar year in which the Closing Date of the related Series occurs, the Master Servicer, the Trust Administrator,  the Modification  Oversight Agent and each Servicer,  each at its own expense,  shall cause, and each such party shall cause any Servicing Function  Participant  engaged by it to cause, each at its own  expense,  a  registered  public  accounting  firm  (which  may also  render  other  services  to the  Master  Servicer,  the Trust
Administrator,  the Modification Oversight Agent or a Servicer or such other Servicing Function  Participants,  as the case may be) and that is a member of the American  Institute of Certified  Public  Accountants to furnish a report (the  "Accountant's  Attestation") to the Trust Administrator and the Depositor,  to the effect that (i) it has obtained a representation  regarding certain matters from the management of such party,  which includes an assertion that such party has complied with the Relevant Servicing  Criteria,  and (ii) on the basis of an examination  conducted by such firm in accordance with standards for attestation  engagements  issued or adopted by the
PCAOB,  it is expressing an opinion as to whether such party's  compliance  with the Relevant  Servicing  Criteria was fairly stated in all material  respects,  or it cannot  express an overall  opinion  regarding such party's  assessment of compliance  with the Relevant
Servicing  Criteria.  In the event that an overall opinion cannot be expressed,  such registered  public accounting firm shall state in such report why it was unable to express  such an opinion.  Such report must be  available  for general use and not contain  restricted use language.

                  Promptly after receipt of such  Accountant's  Attestations from the Master Servicer,  each Servicer,  each Designated
Servicer,  each Custodian,  the Trust Administrator,  the Modification Oversight Agent or any Servicing Function Participant engaged by such  parties,  (i) the  Depositor  shall  review the report  and, if  applicable,  consult  with such  parties as to the nature of any defaults  by such  parties,  in the  fulfillment  of any of each such  party's  obligations  hereunder  or under  any other  applicable agreement,  and (ii) the Trust  Administrator  shall  confirm  that each  Assessment  of  Compliance  is coupled  with an  Accountant's
Attestation  meeting the requirements of this  Section 13.08 and notify the Depositor of any exceptions.  None of such parties shall be required to deliver any such  assessments  until March 30 in any given year so long as it has received  written  confirmation  from the
Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master Servicer shall include each such attestation  furnished to it by the Servicers with its own attestation to be submitted to the Trust Administrator pursuant to this Section 13.08.

                  In the event the Master Servicer, the Trust Administrator,  the Custodians,  any Servicer, the Modification Oversight
Agent or any Servicing Function  Participant engaged by any such party, is terminated,  assigns its rights and duties under, or resigns pursuant to the terms of, this  Agreement,  or any applicable  Custodial  Agreement,  Designated  Servicing  Agreement or  Subservicing

Agreement,  as the case may be,  such party  shall,  at its sole  expense,  cause a  registered  public  accounting  firm to provide an attestation pursuant to this Section 13.08,  or such other applicable  agreement,  notwithstanding any such termination,  assignment or resignation.

                  The Master Servicer shall enforce any obligation of the Designated  Servicers and the  Custodians,  to the extent set forth in the related  Designated  Servicing  Agreement and the related  Custodial  Agreement,  as applicable,  to deliver to the Master
Servicer an  attestation  as may be required  pursuant  to, the related  Designated  Servicing  Agreement  or  Custodial  Agreement  as
applicable.  The Master  Servicer  shall include each such  attestation  with its own  Accountant's  Attestation to be submitted to the
Trust Administrator pursuant to this Section 13.08.

                  SECTION 13.09.    Sarbanes-Oxley Certification

                  Each Form 10-K shall include a certification (the "Sarbanes-Oxley  Certification")  required to be included therewith pursuant to the Sarbanes-Oxley Act. Each Servicer,  the Master Servicer,  the Modification  Oversight Agent and the Trust Administrator
shall provide,  and each Servicer,  the Master Servicer,  the Modification  Oversight Agent and the Trust Administrator shall cause any
Servicing  Function  Participant  engaged by it to, provide to the Person who signs the  Sarbanes-Oxley  Certification (the "Certifying
Person"),  by March 15 of each year in which the Trust is subject to the  reporting  requirements  of the  Exchange  Act and  otherwise within a reasonable  period of time upon request,  a certification  (each, a "Back-Up  Certification"),  in the form attached hereto as
Exhibit V,  upon which the  Certifying  Person,  the entity for which the  Certifying  Person  acts as an  officer,  and such  entity's officers,  directors and  Affiliates  (collectively  with the Certifying  Person,  "Certification  Parties") can  reasonably  rely. The
Depositor shall serve as the Certifying  Person on behalf of the Trust. In the event the Master  Servicer,  the Trust  Administrator or any Servicing  Function  Participant  engaged by such party is terminated or resigns  pursuant to the terms of this  Agreement,  or any applicable  Subservicing  Agreement,  as the case may be, such party shall provide a Back-Up  Certification  to the  Certifying  Person pursuant to this  Section 13.09  with  respect to the period of time it was subject to this  Agreement or any  applicable  Subservicing
Agreement, as the case may be.

                  The Master Servicer shall enforce any obligation of the Designated Servicers,  to the extent set forth in the related
Designated  Servicing  Agreement,  to deliver to the Master Servicer a  certification  similar to the Back-Up  Certification  as may be required pursuant to the related Designated Servicing Agreement.

                  SECTION 13.10.    Indemnification

                  Each party  required to deliver an Assessment  of  Compliance  and an  Accountant's  Attestation  and/or an Item 1123
Certification  under Article XIII (each, a "Responsible  Party) shall indemnify and hold harmless the Trust  Administrator,  the Master
Servicer and the Depositor and each of their  directors,  officers,  employees,  agents,  and  affiliates  from and against any and all claims,  losses,  damages,  penalties,  fines,  forfeitures,  reasonable  legal fees and related  costs,  judgments and other costs and expenses  arising  out of or based upon (a) any breach by such  Responsible  Party of any if its  obligations  under this  Article XIII including  particularly  its  obligation to provide any Assessment of Compliance and an  Accountant's  Attestation  and/or an Item 1123
Certification  or any  information,  data or material  required to be included in any  Exchange  Act report,  (b) any  misstatement  or omission in any  information,  data or materials  provided by such  Responsible  Party (or, in the case of the Trust  Administrator  or

Master  Servicer,  any material  misstatement  of material  omission in (i) any  Compliance  Statement,  Assessment  of  Compliance  or
Attestation report delivered by it, or by any Servicing  Function  Participant  engaged by it, pursuant to this Agreement,  or (ii) any
Additional Form 10-D Disclosure or Additional  Form 10-K Disclosure  concerning the Master Servicer or the Trust Administrator,  or (c)
the  negligence,  bad  faith or  willful  misconduct  of such  Responsible  Party in  connection  with  the  performance  of any if its obligations  hereunder.  If the  indemnification  provided  for herein is  unavailable  or  insufficient  to hold  harmless  the Master
Servicer,  the Trust Administrator or the Depositor,  then each Responsible Party agrees that it shall contribute to the amount paid or payable by the Trust Administrator,  the Master Servicer or the Depositor,  as applicable,  as a result of any claims,  losses, damages or liabilities  incurred by the Master  Servicer,  the Trust  Administrator or the Depositor,  as applicable,  in such proportion as is appropriate to reflect the relative fault of the Master Servicer, the Trust Administrator or the Depositor,  as applicable,  on the one hand and such  Responsible  Party,  on the  other.  This  indemnification  shall  survive  the  termination  of this  Agreement  or the termination of any party to this Agreement.

                                             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                               EXHIBIT A

                                                      FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE").

Certificate No.                             :        A-__-1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                         Credit Suisse First Boston Mortgage Securities Corp.,
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                           Class [__]-A-[__]

                  evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of adjustable  rate  conventional  mortgage  loans (the
                  "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the Master  Servicer,  the Servicers,  the Special  Servicer,  the
Modification  Oversight  Agent,  the Trust  Administrator  or the  Trustee  referred  to below or any of their  respective  affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this
Certificate  belongs) in certain  monthly  distributions  with  respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans deposited by Credit Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement  dated  February 1,
2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer,  the Trust  Administrator,  the
Special  Servicer,  the Modification  Oversight Agent,  the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By______________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                               EXHIBIT B

                                                   FORM OF CLASS [__]-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                           Class [__]-M-[__]

                  evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of adjustable  rate  conventional  mortgage  loans (the
                  "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the Master  Servicer,  the Servicers,  the Special  Servicer,  the
Modification  Oversight  Agent,  the Trust  Administrator  or the  Trustee  referred  to below or any of their  respective  affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that CEDE & CO., is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this
Certificate  belongs) in certain  monthly  distributions  with  respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans deposited by Credit Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement  dated  February 1,
2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer,  the Trust  Administrator,  the
Special  Servicer,  the Modification  Oversight Agent,  the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By______________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                               EXHIBIT C

                                                   FORM OF CLASS [__]-B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY RESALE OR TRANSFER OF THIS
CERTIFICATE WITHOUT REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION  EXEMPTED FROM THE REGISTRATION  REQUIREMENTS
OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT,  AN  ERISA-RESTRICTED  CERTIFICATE OR ANY INTEREST  HEREIN MAY NOT BE TRANSFERRED  UNLESS
THE TRANSFEREE  DELIVERS TO THE TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN
OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A
PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE  HAS BEEN
THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE  WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN OR (III) AN  OPINION  OF COUNSEL IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED  TO HEREIN.  IN THE EVENT THE
REPRESENTATIONS  REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE
TRUSTEE BY THE TRANSFEREE'S  ACCEPTANCE OF THIS  CERTIFICATE,  OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE
IF SUCH  CERTIFICATE  IS A BOOK-ENTRY  CERTIFICATE.  IN THE EVENT THAT A  REPRESENTATION  IS VIOLATED,  OR ANY ATTEMPT TO TRANSFER THIS
CERTIFICATE  TO A PLAN OR  ARRANGEMENT  OR PERSON  USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS  ATTEMPTED  WITHOUT THE  DELIVERY TO THE
TRUSTEE OF THE OPINION OF COUNSEL  DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE  SHALL BE VOID AND OF NO
EFFECT.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

Percentage Interest                         :        100%

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                           Class [__]-B-[__]

                  evidencing a percentage  interest in the distributions  allocable to the Certificates of the  above-referenced  Class with respect to a Trust Fund  consisting  primarily of a pool of adjustable  rate  conventional  mortgage  loans (the
                  "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Trustee or the Trust  Administrator
referred to below or any of their  respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies that  [_____________________________________________],  is the  registered  owner of the  Percentage  Interest evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp. (the  "Depositor").  The Trust Fund
was created  pursuant to a Series  Supplement  dated as of the  Cut-off  Date  specified  above and the  Standard  Terms of Pooling and
Servicing  Agreement dated  February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         [For  Privately  Offered Certs only] [No transfer of this  Certificate  shall be made unless such transfer is made pursuant to an  effective  registration  statement  under the  Securities  Act and any  applicable  state  securities  laws or is  exempt  from the registration  requirements  under said Act and such laws.  In the event that a transfer  is to be made in  reliance  upon an  exemption from the Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such laws, the  Certificateholder desiring to effect such transfer and such  Certificateholder's  prospective transferee shall each certify to the Trust Administrator in writing  the facts  surrounding  the  transfer  and  (i) deliver  a letter in  substantially  the form of either  Exhibit L and  either
(A) Exhibit M 1, provided that all of the  Certificates  of the Class shall be transferred  to one investor or the Depositor  otherwise consents to such  transfer,  or  (B) Exhibit  M-2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the transferor  an Opinion of Counsel that such transfer may be made pursuant to an exemption  from the  Securities  Act. The Holder hereof desiring to affect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Trust  Administrator  and the Depositor
against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         Pursuant  to  Section 6.02(f)  of the  Agreement,  no  transfer of an  ERISA-Restricted  Certificate  shall be made unless the
Trustee shall have received either (i) a representation  letter from the transferee of such  ERISA-Restricted  Certificate,  acceptable to and in form and substance  satisfactory to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit plan or  arrangement  subject to  Section 406  of ERISA or  Section 4975  of the Code, or a person using the assets of any such plan or arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund, (ii) if

the purchaser is an insurance company and the  ERISA-Restricted  Certificate has been the subject of an ERISA-Qualifying  Underwriting, a  representation  that the  purchaser is an  insurance  company  which is  purchasing  such  Certificates  with funds  contained in an
"insurance  company general  account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE
95-60")) and that the purchase and holding of such  Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate presented for registration in the name of an employee benefit plan subject to Section 406 of
ERISA or  Section 4975  of the Code (or  comparable  provisions  of any  subsequent  enactments),  or a person  using  such  plan's  or arrangement's  assets,  an Opinion of Counsel  satisfactory  to the Trust  Administrator  to the effect that the purchase or holding of such Certificate will not result in prohibited  transactions  under  Section 406 of ERISA and/or  Section 4975 of the Code and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of such parties or the Trust Fund. In the event the representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the trustee by the  transferee's  acceptance of an  ERISA-Restricted  Certificate or by any  beneficial  owner who purchases an interest in this  certificate  in  book-entry  form.  In the event that a  representation  is  violated,  or any attempt to transfer an
ERISA-Restricted  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted  without the delivery to the Trustee of the Opinion of Counsel  described above, the attempted  transfer or acquisition of this certificate shall be void and of no effect.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By_____________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                              EXHIBIT D-1

                                                     FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF "RESIDUAL  INTERESTS"  ISSUED BY "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUITS," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

NEITHER  THIS  CERTIFICATE  NOR  ANY  INTEREST  HEREIN  MAY BE  TRANSFERRED  UNLESS  THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST
ADMINISTRATOR A TRANSFEREE AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  A
REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT TO THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR ARRANGEMENT,  OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS
OF SUCH A PLAN OR ARRANGEMENT.  NOTWITHSTANDING  ANYTHING ELSE TO THE CONTRARY  HEREIN,  ANY PURPORTED  TRANSFER OF THIS CERTIFICATE TO
OR ON BEHALF OF AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO SECTION 406 OF ERISA OR TO SECTION 4975 OF THE CODE SHALL BE VOID
AND OF NO EFFECT.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                               Class AR

                  evidencing a percentage interest in the distributions  allocable to the Class AR Certificates with respect to a Trust
                  Fund consisting primarily of a pool of adjustable rate conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the Certificate Balance at any time may be less than the Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the Master  Servicer,  the Servicers,  the Special  Servicer,  the
Modification  Oversight  Agent,  the  Trustee  or the Trust  Administrator  referred  to below or any of their  respective  affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that Credit Suisse Securities (USA) LLC, is the registered owner of the Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the  denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this  Certificate  belongs) in certain monthly  distributions  with respect to a Trust Fund consisting  primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created pursuant  to a Series  Supplement  dated as of the  Cut-off  Date  specified  above and the  Standard  Terms of Pooling  and  Servicing
Agreement dated February 1,  2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the
Trust  Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the
Series  Supplement.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any  distribution of the proceeds of any remaining  assets of the Trust Fund will be made only upon  presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency  maintained by the Trust  Administrator in New York,
New York.

         Pursuant to the Agreement,  no transfer of this Residual  Certificate shall be made unless the Trust  Administrator shall have received a representation letter from the transferee of such Certificate,  acceptable to and in form and substance  satisfactory to the
Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to  Section 406 of
ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which  representation  letter shall not be an  expense  of the  Trustee,  the Trust  Administrator  or the Trust  Fund.  In the event the  representations  referred  to in the preceding  sentence  are not  furnished,  such  representation  shall be deemed to have  been  made to the Trust  Administrator  by the transferee's  acceptance of this Residual  Certificate  or by any  beneficial  owner who purchases an interest in this  Certificate  in book-entry  form. In the event that a  representation  is violated,  or any attempt to transfer this Residual  Certificate to a plan or arrangement or person using a plan's or arrangement's  assets is attempted,  the attempted  transfer or acquisition of this Certificate shall be void and of no effect.

         Each Holder of this Class AR  Certificate  will be deemed to have  agreed to be bound by the  restrictions  of the  Agreement, including but not limited to the  restrictions  that  (i) each  person  holding or acquiring  any  Ownership  Interest in this Class AR
Certificate  must be a Permitted  Transferee,  (ii) no  Ownership  Interest in this Class AR  Certificate  may be  transferred  without delivery to the Trust  Administrator of a transfer  affidavit of the initial owner or the proposed  transferee in the form described in the  Agreement,  (iii) each person  holding or acquiring any Ownership  Interest in this Class AR  Certificate  must agree to require a transferee  affidavit  from any other  person to whom such  person  attempts  to  transfer  its  Ownership  Interest  in this  Class AR
Certificate  as required  pursuant to the  Agreement,  (iv) each  person  holding or acquiring  an Ownership  Interest in this Class AR
Certificate  must agree not to  transfer  an  Ownership  Interest  in this Class AR  Certificate  if it has actual  knowledge  that the proposed  transferee is not a Permitted  Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class
AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By_____________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                              EXHIBIT D-2

                                                    FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE
"CODE").

NEITHER  THIS  CERTIFICATE  NOR  ANY  INTEREST  HEREIN  MAY BE  TRANSFERRED  UNLESS  THE  PROPOSED  TRANSFEREE  DELIVERS  TO THE  TRUST
ADMINISTRATOR A TRANSFEREE AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  A
REPRESENTATION  LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO SECTION 406 OF THE
EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR ARRANGEMENT,  OR SECTION 4975 OF THE CODE OR A PERSON USING
THE ASSETS OF SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING  ELSE TO THE  CONTRARY  HEREIN,  ANY  PURPORTED  TRANSFER OF THIS
CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE  BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO SECTION 406 OF ERISA OR TO SECTION 4975 OF THE CODE
SHALL BE VOID AND OF NO EFFECT.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                              Class AR-L

                  evidencing a percentage  interest in the  distributions  allocable to the Class AR-L  Certificates  with respect to a
                  Trust Fund consisting  primarily of a pool of fixed rate  conventional  mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

                  Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly,  the Certificate
Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate  does not evidence an obligation of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the Master  Servicer,  the Servicer,  the Trustee or the
Trust  Administrator  referred to below or any of their  respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This  certifies  that  [__________________________________],  is the  registered  owner  of the  Percentage  Interest evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp. (the  "Depositor").  The Trust Fund
was created  pursuant to a Series  Supplement  dated as of the  Cut-off  Date  specified  above and the  Standard  Terms of Pooling and
Servicing  Agreement dated  February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Any  distribution  of the proceeds of any remaining  assets of the Trust Fund will be made only upon  presentment and surrender of this Class AR-L  Certificate at the Corporate Trust Office or the office or agency  maintained by the Trust  Administrator in New York, New York.

                  Pursuant to the  Agreement,  no transfer of this Residual  Certificate  shall be made unless the Trust  Administrator shall have  received  a  representation  letter  from the  transferee  of such  Certificate,  acceptable  to and in form and  substance satisfactory to the Trust  Administrator,  to the effect that such transferee is not an employee benefit plan or arrangement subject to
Section 406 of ERISA or  Section 4975  of the Code, or a person using the assets of any such plan or arrangement  which  representation letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund. In the event the  representations  referred to in the preceding sentence are not furnished,  such  representation  shall be deemed to have been made to the Trust  Administrator by the  transferee's  acceptance of this Residual  Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry  form. In the event that a  representation  is violated,  or any attempt to transfer this Residual  Certificate to a plan or arrangement or person using a plan's or arrangement's  assets is attempted,  the attempted  transfer or acquisition of this Certificate shall be void and of no effect.

                  Each  Holder of this Class AR-L  Certificate  will be deemed to have  agreed to be bound by the  restrictions  of the
Agreement,  including but not limited to the  restrictions  that (i) each  person  holding or acquiring any Ownership  Interest in this
Class AR-L Certificate  must be a Permitted  Transferee,  (ii) no Ownership  Interest in this Class AR-L Certificate may be transferred without  delivery to the Trust  Administrator  of a transfer  affidavit  of the initial  owner or the proposed  transferee  in the form described in the Agreement,  (iii) each person holding or acquiring any Ownership  Interest in this Class AR-L  Certificate  must agree to require a transferee  affidavit from any other person to whom such person attempts to transfer its Ownership  Interest in this Class
AR-L  Certificate  as required  pursuant to the Agreement,  (iv) each person  holding or acquiring an Ownership  Interest in this Class
AR-L  Certificate  must agree not to transfer an Ownership  Interest in this Class AR-L Certificate if it has actual knowledge that the proposed  transferee is not a Permitted  Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class
AR-L  Certificate  in  violation  of such  restrictions  will be  absolutely  null and void and will vest no  rights  in the  purported transferee.

                  Reference  is hereby made to the further  provisions  of this  Certificate  set forth on the  reverse  hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This  Certificate  shall not be entitled  to any  benefit  under the  Agreement  or be valid for any  purpose  unless manually countersigned by an authorized signatory of the Trust Administrator.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By_______________________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                               EXHIBIT E

                                                      FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES  ACT OF 1933, AS AMENDED ("THE ACT").  ANY RESALE OR TRANSFER OF THIS
CERTIFICATE WITHOUT REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION  EXEMPTED FROM THE REGISTRATION  REQUIREMENTS
OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT  TO SECTION  6.02(f) OF THE  AGREEMENT,  NEITHER  THIS  CERTIFICATE  NOR ANY  INTEREST  HEREIN MAY BE  TRANSFERRED  UNLESS THE
TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  (I) A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975 OF
THE CODE OR A PERSON  USING THE  ASSETS  OF SUCH A PLAN OR  ARRANGEMENT,  OR (II) IF THE  PURCHASER  IS AN  INSURANCE  COMPANY  AND THE
CERTIFICATE  HAS BEEN THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE  WITH THE  PROVISIONS OF THE
AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE  WITH THE  PROVISIONS  OF THE AGREEMENT  REFERRED TO HEREIN.
IN THE EVENT THE REPRESENTATIONS  REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION SHALL BE DEEMED TO HAVE
BEEN MADE TO THE TRUST  ADMINISTRATOR BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,  OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN
INTEREST IN THIS CERTIFICATE IF SUCH CERTIFICATE IS A BOOK-ENTRY  CERTIFICATE.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED,  OR ANY
ATTEMPT TO TRANSFER THIS  CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S OR  ARRANGEMENT'S
ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST  ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER
OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                             :        P-1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Percentage Interest                         :        ____%

CUSIP                                       :        _______________

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name],
                                                                Class P

                  evidencing a 100% Percentage  Interest in the  distributions  allocable to the Class P Certificates with respect to a
                  Trust Fund  consisting  primarily of a pool of adjustable  rate  conventional  mortgage loans (the "Mortgage  Loans")
                  secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Trustee or the Trust  Administrator
referred to below or any of their  respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies that  _____________________________,  is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the  denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this  Certificate  belongs) in certain monthly  distributions  with respect to a Trust Fund consisting  primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created pursuant  to a Series  Supplement  dated as of the  Cut-off  Date  specified  above and the  Standard  Terms of Pooling  and  Servicing
Agreement dated February 1,  2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the
Trust  Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the
Series  Supplement.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this  Certificate  shall be made unless such transfer is made pursuant to an effective  registration  statement under the Securities Act and any applicable state securities laws or is exempt from the  registration  requirements  under said Act and such laws. In the event that a transfer is to be made in reliance  upon an exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such  laws,  the  Certificateholder  desiring  to effect  such  transfer  and such
Certificateholder's  prospective  transferee  shall  each  certify to the Trust  Administrator  in writing  the facts  surrounding  the transfer and (i) deliver a letter in  substantially  the form of either Exhibit L and either (A) Exhibit M-1,  provided that all of the
Certificates  of the Class shall be transferred to one investor or the Depositor  otherwise  consents to such transfer,  or (B) Exhibit
M-2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the  transferor  an Opinion of Counsel  that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to, indemnify the Trustee,  the Trust  Administrator  and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trust Administrator shall have received either (i) a representation  letter from the transferee of such ERISA-Restricted  Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect  that such  transferee  is not an  employee  benefit  plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company  and  the  ERISA-Restricted  Certificate  has  been  the  subject  of  an  ERISA-Qualifying  Underwriting,  a representation  that the purchaser is an insurance  company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and
that the purchase and holding of such  Certificate  are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such
ERISA-Restricted  Certificate  presented for  registration  in the name of an employee  benefit plan subject to Section 406 of ERISA or
Section 4975  of the Code (or  comparable  provisions of any  subsequent  enactments),  or a person using such plan's or  arrangement's assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator to the effect that the purchase or holding of such Certificate will not result in  prohibited  transactions  under  Section 406  of ERISA  and/or  Section 4975  of the Code and will not  subject the
Depositor,  the Trustee,  the Trust  Administrator,  the Master  Servicer or any other  Servicer to any obligation in addition to those undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of such parties or the Trust Fund. In the event the representations  referred to in the preceding sentence are not furnished,  such representation shall be deemed to have been made to the
Trust  Administrator  by the  transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases an interest in this  certificate  in  book-entry  form.  In the event that a  representation  is  violated,  or any attempt to transfer an
ERISA-Restricted  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted  without the delivery to the Trust  Administrator  of the  Opinion of Counsel  described  above,  the  attempted  transfer  or  acquisition  of this certificate shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate set forth following the signature page hereof,  which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

         On any Distribution  Date on which the Stated Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the
Agreement  are less than those  percentages  set forth in the  Agreement,  all  remaining  Mortgage  Loans in such Loan  Groups and all property  acquired  in  respect of such  Mortgage  Loans may be  purchased  as  provided  in the  Agreement.  In the event that no such purchase occurs, the obligations and  responsibilities  created by the Agreement will terminate upon the later of the maturity or other liquidation  (or any advance with respect  thereto) of the last Mortgage  Loan  remaining in the Trust Fund or the  disposition  of all property in respect  thereof and the  distribution  to  Certificateholders  of all amounts  required to be distributed  pursuant to the
Agreement.  In no event,  however,  will the trust created by the  Agreement  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the  Agreement  of a certain  person named in the
Agreement or (ii) the  Distribution  Date following the third  anniversary  of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off Date. Any term used herein that is defined in the Agreement  shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  _______________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By______________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                               EXHIBIT F

                                                   FORM OF CLASS [__]-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS
AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES  ACT OF 1933, AS AMENDED ("THE ACT").  ANY RESALE OR TRANSFER OF THIS
CERTIFICATE WITHOUT REGISTRATION  THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION  EXEMPTED FROM THE REGISTRATION  REQUIREMENTS
OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT  TO SECTION  6.02(f) OF THE  AGREEMENT,  NEITHER  THIS  CERTIFICATE  NOR ANY  INTEREST  HEREIN MAY BE  TRANSFERRED  UNLESS THE
TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  (I) A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE
BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA") OR SECTION 4975 OF
THE CODE OR A PERSON  USING THE  ASSETS  OF SUCH A PLAN OR  ARRANGEMENT,  OR (II) IF THE  PURCHASER  IS AN  INSURANCE  COMPANY  AND THE
CERTIFICATE  HAS BEEN THE SUBJECT OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE  WITH THE  PROVISIONS OF THE
AGREEMENT  REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE  WITH THE  PROVISIONS  OF THE AGREEMENT  REFERRED TO HEREIN.
IN THE EVENT THE REPRESENTATIONS  REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION SHALL BE DEEMED TO HAVE
BEEN MADE TO THE TRUST  ADMINISTRATOR BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,  OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN
INTEREST IN THIS CERTIFICATE IF SUCH CERTIFICATE IS A BOOK-ENTRY  CERTIFICATE.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED,  OR ANY
ATTEMPT TO TRANSFER THIS  CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S OR  ARRANGEMENT'S
ASSETS IS  ATTEMPTED  WITHOUT THE  DELIVERY  TO THE  TRUSTEE OF THE  OPINION OF COUNSEL  DESCRIBED  ABOVE,  THE  ATTEMPTED  TRANSFER OR
ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Notional Amount of this
Certificate ("Denomination")                :        _______________

Initial Class Notional Amount of
all Certificates of this Class              :        _______________

Percentage Interest                         :        100%

CUSIP                                       :        _______________

Pass-Through Rate                           :        N/A

Maturity Date                               :        _______________

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                             Class [__]-X

                  evidencing a 100% Percentage  Interest in the distributions  allocable to the Class [__]-X  Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional  mortgage loans (the "Mortgage Loans")
                  secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Trustee or the Trust  Administrator
referred to below or any of their  respective  affiliates.  Neither this  Certificate  nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies that  [_____________________________________________],  is the  registered  owner of the  Percentage  Interest evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all
Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage  Securities  Corp. (the  "Depositor").  The Trust Fund
was created  pursuant to a Series  Supplement  dated as of the  Cut-off  Date  specified  above and the  Standard  Terms of Pooling and
Servicing  Agreement dated  February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No transfer of this  Certificate  shall be made unless such transfer is made pursuant to an effective  registration  statement under the Securities Act and any applicable state securities laws or is exempt from the  registration  requirements  under said Act and such laws. In the event that a transfer is to be made in reliance  upon an exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the  Securities  Act and such  laws,  the  Certificateholder  desiring  to effect  such  transfer  and such
Certificateholder's  prospective  transferee  shall  each  certify to the Trust  Administrator  in writing  the facts  surrounding  the transfer and (i) deliver a letter in  substantially  the form of either Exhibit L and either  (A) Exhibit M 1, provided that all of the
Certificates of the Class shall be transferred to one investor or the Depositor  otherwise consents to such transfer,  or (B) Exhibit M
2 or (ii) there  shall be  delivered  to the Trust  Administrator  at the  expense of the  transferor  an Opinion of Counsel  that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to, indemnify the Trustee,  the Trust  Administrator  and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trust Administrator shall have received either (i) a representation  letter from the transferee of such ERISA-Restricted  Certificate,  acceptable to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect  that such  transferee  is not an  employee  benefit  plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or arrangement which  representation  letter shall not be an expense of the Trustee,  the Trust Administrator or the Trust Fund, (ii) if the purchaser is an  insurance  company  and  the  ERISA-Restricted  Certificate  has  been  the  subject  of  an  ERISA-Qualifying  Underwriting,  a representation  that the purchaser is an insurance  company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and
that the purchase and holding of such  Certificate  are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such
ERISA-Restricted  Certificate  presented for  registration  in the name of an employee  benefit plan subject to Section 406 of ERISA or
Section 4975  of the Code (or  comparable  provisions of any  subsequent  enactments),  or a person using such plan's or  arrangement's assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator to the effect that the purchase or holding of such Certificate will not result in  prohibited  transactions  under  Section 406  of ERISA  and/or  Section 4975  of the Code and will not  subject the
Depositor,  the Trustee,  the Trust  Administrator,  the Master  Servicer or any other  Servicer to any obligation in addition to those undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of such parties or the Trust Fund. In the event the representations  referred to in the preceding sentence are not furnished,  such representation shall be deemed to have been made to the
Trust  Administrator  by the  transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases an interest in this  certificate  in  book-entry  form.  In the event that a  representation  is  violated,  or any attempt to transfer an
ERISA-Restricted  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is  attempted  without the delivery to the Trust  Administrator  of the  Opinion of Counsel  described  above,  the  attempted  transfer  or  acquisition  of this certificate shall be void and of no effect.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any  benefit  under the  Agreement  or be valid for any  purpose  unless  manually countersigned by an authorized signatory of the Trust Administrator.

         On any Distribution  Date on which the Stated Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the
Agreement  are less than those  percentages  set forth in the  Agreement,  all  remaining  Mortgage  Loans in such Loan  Groups and all property  acquired  in  respect of such  Mortgage  Loans may be  purchased  as  provided  in the  Agreement.  In the event that no such purchase occurs, the obligations and  responsibilities  created by the Agreement will terminate upon the later of the maturity or other liquidation  (or any advance with respect  thereto) of the last Mortgage  Loan  remaining in the Trust Fund or the  disposition  of all property in respect  thereof and the  distribution  to  Certificateholders  of all amounts  required to be distributed  pursuant to the
Agreement.  In no event,  however,  will the trust created by the  Agreement  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the  Agreement  of a certain  person named in the
Agreement or (ii) the  Distribution  Date following the third  anniversary  of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off Date. Any term used herein that is defined in the Agreement  shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By_____________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                               EXHIBIT G

                                                    FORM OF REVERSE OF CERTIFICATES

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                                        [Name of Series Trust],
                               Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                         Class [__]-[__]-[__]

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated  as Credit  Suisse First  Boston  Mortgage
Securities  Corp.,  Adjustable Rate  Mortgage-Backed  Pass-Through  Certificates,  [Series Name],  of the Series  specified on the face hereof (herein collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

         The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the
Certificate   Account  for  payment   hereunder  and  that  neither  the  Trustee  nor  the  Trust   Administrator  is  liable  to  the
Certificateholders  for any amount payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

         This  Certificate  does not purport to summarize the  Agreement  and  reference is made to the  Agreement  for the  interests, rights and limitations of rights,  benefits,  obligations and duties evidenced  thereby,  and the rights,  duties and immunities of the
Trustee and the Trust Administrator.

         Pursuant to the terms of the  Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the  "Distribution  Date"),  commencing on the first  Distribution  Date specified on the face hereof,  to the Person in whose name this  Certificate  is registered at the close of business on the  applicable
Record Date in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount required to be distributed  to Holders of  Certificates  of the Class to which this  Certificate  belongs on such  Distribution  Date  pursuant to the
Agreement.  The  Record  Date  applicable  to each  Distribution  Date is  (1) with  respect to all  Certificates  other than the LIBOR
Certificates that are Book-Entry  Certificates on such  Distribution  Date, the close of business on the last day of the calendar month preceding  the month in which  such  Distribution  Date  occurs and  (2) with  respect to the LIBOR  Certificates  that are  Book-Entry
Certificates on such Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

         Distributions on this Certificate  shall be made by wire transfer of immediately  available funds to the account of the Holder hereof at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder  shall have so notified the Trust
Administrator  in writing at least five Business  Days prior to the related  Record Date and such  Certificateholder  shall satisfy the conditions to receive such form of payment set forth in the  Agreement,  or, if not, by check mailed by first class mail to the address of such  Certificateholder  appearing in the Certificate  Register.  The final  distribution on each  Certificate  will be made in like manner,  but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location  specified in the notice to Certificateholders of such final distribution.

         The Agreement  permits,  with certain  exceptions  therein provided,  the amendment thereof and the modification of the rights and obligations of the Trustee,  the Trust  Administrator and the rights of the  Certificateholders  under the Agreement at any time by the Depositor,  the Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Seller, the Trustee

and the Trust  Administrator  with the consent of the Holders of  Certificates  affected by such  amendment  evidencing  the  requisite
Percentage  Interest,  as provided  in the  Agreement.  Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in exchange  therefor  or in lieu hereof  whether or not  notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the Certificate  Register of the Trust  Administrator upon surrender of this Certificate for registration of transfer at the Corporate  Trust Office or the office or agency  maintained by the Trust  Administrator  in New York,  New York,  accompanied  by a written  instrument of transfer in form  satisfactory to the Trust  Administrator  and the  Certificate  Registrar duly executed by the holder hereof or such holder's  attorney duly  authorized in writing,  and thereupon one or more new  Certificates of the same Class in authorized  denominations  and  evidencing the same  aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in denominations  specified in the Agreement.
As provided in the Agreement and subject to certain limitations  therein set forth,  Certificates are exchangeable for new Certificates of the same Class in authorized  denominations  and  evidencing  the same  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trust  Administrator  may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  each Servicer,  the Master Servicer,  the Seller, the Trustee and the Trust Administrator and any agent of the
Depositor,  each Servicer,  the Master Servicer,  the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the Depositor,  the Servicers,  the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

         On any Distribution  Date on which the Stated Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the
Agreement  are less than those  percentages  set forth in the  Agreement,  all  remaining  Mortgage  Loans in such Loan  Groups and all property  acquired  in  respect of such  Mortgage  Loans may be  purchased  as  provided  in the  Agreement.  In the event that no such purchase occurs, the obligations and  responsibilities  created by the Agreement will terminate upon the later of the maturity or other liquidation  (or any advance with respect  thereto) of the last Mortgage  Loan  remaining in the Trust Fund or the  disposition  of all property in respect  thereof and the  distribution  to  Certificateholders  of all amounts  required to be distributed  pursuant to the
Agreement.  In no event,  however,  will the trust created by the  Agreement  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  living at the date of the  Agreement  of a certain  person named in the
Agreement or (ii) the  Distribution  Date following the third  anniversary  of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off Date. Any term used herein that is defined in the Agreement  shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage  Interest  evidenced by the within  Certificate  and hereby  authorizes the transfer of  registration of such Percentage
Interest to assignee on the Certificate Register of the Trust Fund.

I (We)  further  direct the Trust  Administrator  to issue a new  Certificate  of a like  denomination  and Class,  to the above  named assignee and deliver such Certificate to the following address:

______________________________________________________________________________
Dated:

                                            ________________________________________________________________________
                                            Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________
__________________________________________________________________________________________________________________________________,
for the account of _______________________________________________________________________________________________________________,
account number ____________, or, if mailed by check, to __________________________________________________________________________
__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________
Applicable statements should be mailed to ________________________________________________________________________________________
__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                                              EXHIBIT H-1

                                                     FORM OF SERVICER INFORMATION

The  following  information  will be emailed to the Master  Servicer  by each  Servicer  and to the Trust  Administrator  by the Master
Servicer:

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                                                                                                       Max
Column Name                         Description                                       Decimal   Format Comment         Size
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
------------------------------------------------------------------------------------- --------- ---------------------- ------
Each file requires the following fields:
------------------------------------------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SER_INVESTOR_NBR                    A value assigned by the Servicer to define a                Text up to 20 digits
                                    group of loans.                                                                       20
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
LOAN_NBR                            A unique identifier assigned to each loan by                Text up to 10 digits
                                    the investor.                                                                         10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERVICER_LOAN_NBR                   A unique number assigned to a loan by the                   Text up to 10 digits
                                    Servicer.  This may be different than the                                             10
                                    LOAN_NBR.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_PAY_AMT                       Scheduled monthly principal and scheduled                2  No commas(,) or
                                    interest payment that a borrower is expected to             dollar signs ($)          11
                                    pay, P&I constant.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NOTE_INT_RATE                       The loan interest rate as reported by the                4  Max length of 6
                                    Servicer.                                                                              6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NET_INT_RATE                        The loan gross interest rate less the service            4  Max length of 6
                                    fee rate as reported by the Servicer.                                                  6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_FEE_RATE                       The servicer's fee rate for a loan as reported           4  Max length of 6
                                    by the Servicer.                                                                       6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_FEE_AMT                        The servicer's fee amount for a loan as                  2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NEW_PAY_AMT                         The new loan payment amount as reported by the           2  No commas(,) or
                                    Servicer.                                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.           4  Max length of 6
                                                                                                                           6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ARM_INDEX_RATE                      The index the Servicer is using to calculate a           4  Max length of 6
                                    forecasted rate.                                                                       6
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_BEG_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    beginning of the processing cycle.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_END_PRIN_BAL                   The borrower's actual principal balance at the           2  No commas(,) or
                                    end of the processing cycle.                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
BORR_NEXT_PAY_DUE_DATE              The date at the end of processing cycle that                MM/DD/YYYY
                                    the borrower's next payment is due to the                                             10
                                    Servicer, as reported by Servicer.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_1                     The first curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_1                    The curtailment date associated with the first              MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_ AMT_1                     The curtailment interest on the first                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_2                     The second curtailment amount to be applied.             2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_2                    The curtailment date associated with the second             MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_ AMT_2                     The curtailment interest on the second                   2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_AMT_3                     The third curtailment amount to be applied.              2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SERV_CURT_DATE_3                    The curtailment date associated with the third              MM/DD/YYYY
                                    curtailment amount.                                                                   10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
CURT_ADJ_AMT_3                      The curtailment interest on the third                    2  No commas(,) or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PIF_AMT                             The loan "paid in full" amount as reported by            2  No commas(,) or
                                    the Servicer.                                               dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PIF_DATE                            The paid in full date as reported by the                    MM/DD/YYYY
                                    Servicer.                                                                             10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                                                                                Action Code Key:
ACTION_CODE                         The standard FNMA numeric code used to indicate             15=Bankruptcy,             2
                                    the default/delinquent status of a particular               30=Foreclosure, ,
                                    loan.                                                       60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
INT_ADJ_AMT                         The amount of the interest adjustment as                 2  No commas(,) or
                                    reported by the Servicer.                                   dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SOLDIER_SAILOR_ADJ_AMT              The Soldier and Sailor Adjustment amount, if             2  No commas(,) or
                                    applicable.                                                 dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.          2  No commas(,) or
                                                                                                dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
LOAN_LOSS_AMT                       The amount the Servicer is passing as a loss,            2  No commas(,) or
                                    if applicable.                                              dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
------------------------------------------------------------------------------------- --------- ---------------------- ------
Plus the following applicable fields:
------------------------------------------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_BEG_PRIN_BAL                  The scheduled outstanding principal amount due           2  No commas(,) or
                                    at the beginning of the cycle date to be passed             dollar signs ($)          11
                                    through to investors.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_END_PRIN_BAL                  The scheduled principal balance due to                   2  No commas(,) or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_PRIN_AMT                      The scheduled principal amount as reported by            2  No commas(,) or
                                    the Servicer for the current cycle -- only                  dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
SCHED_NET_INT                       The scheduled gross interest amount less the             2  No commas(,) or
                                    service fee amount for the current cycle as                 dollar signs ($)          11
                                    reported by the Servicer -- only applicable for
                                    Scheduled/Scheduled Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_PRIN_AMT                       The actual principal amount collected by the             2  No commas(,) or
                                    Servicer for the current reporting cycle --                 dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
ACTL_NET_INT                        The actual gross interest amount less the                2  No commas(,) or
                                    service fee amount for the current reporting                dollar signs ($)          11
                                    cycle as reported by the Servicer -- only
                                    applicable for Actual/Actual Loans.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PREPAY_PENALTY_ AMT                 The penalty amount received when a borrower              2  No commas(,) or
                                    prepays on his loan as reported by the                      dollar signs ($)          11
                                    Servicer.
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
PREPAY_PENALTY_ WAIVED              The prepayment penalty amount for the loan               2  No commas(,) or
                                    waived by the servicer.                                     dollar signs ($)          11
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
MOD_DATE                            The Effective Payment Date of the Modification              MM/DD/YYYY
                                    for the loan.                                                                         10
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
MOD_TYPE                            The Modification Type.                                      Varchar - value can
                                                                                                be alpha or numeric       30
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
DELINQ_P&I_ADVANCE_AMT              The current outstanding principal and interest           2  No commas(,) or
                                    advances made by Servicer.                                  dollar signs ($)          11

----------------------------------- ------------------------------------------------- --------- ---------------------- ------
----------------------------------- ------------------------------------------------- --------- ---------------------- ------
                                    Flag to indicate if the repurchase of a loan is             Y=Breach
BREACH_FLAG                         due to a breach of Representations and                      N=NO Breach                1
                                    Warranties                                                  Let blank if N/A
----------------------------------- ------------------------------------------------- --------- ---------------------- ------

                                                              EXHIBIT H-2

                                                  REPORTING DATA FOR DEFAULTED LOANS

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
------------------------------------------- --------------------------------------------------------- ----------- --------------
Column/Header Name                                                Description                          Decimal    Format
                                                                                                                  Comment
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
SERVICER_LOAN_NBR                           A unique number assigned to a loan by the Servicer.
                                            This may be different than the LOAN_NBR
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LOAN_NBR                                    A unique identifier assigned to each loan by the
                                            originator.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
CLIENT_NBR                                  Servicer Client Number
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
SERV_INVESTOR_NBR                           Contains a unique number as assigned by an external
                                            servicer to identify a group of loans in their system.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BORROWER_FIRST_NAME                         First Name of the Borrower.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BORROWER_LAST_NAME                          Last name of the borrower.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
PROP_ADDRESS                                Street Name and Number of Property
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
PROP_STATE                                  The state where the  property located.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
PROP_ZIP                                    Zip code where the property is located.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BORR_NEXT_PAY_DUE_DATE                      The date that the borrower's next payment is due to the               MM/DD/YYYY
                                            servicer at the end of processing cycle, as reported by
                                            Servicer.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LOAN_TYPE                                   Loan Type (i.e. FHA, VA, Conv)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BANKRUPTCY_FILED_DATE                       The date a particular bankruptcy claim was filed.                     MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BANKRUPTCY_CHAPTER_CODE                     The chapter under which the bankruptcy was filed.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BANKRUPTCY_CASE_NBR                         The case number assigned by the court to the bankruptcy
                                            filing.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
POST_PETITION_DUE_DATE                      The payment due date once the bankruptcy has been                     MM/DD/YYYY
                                            approved by the courts
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
BANKRUPTCY_DCHRG_DISM_DATE                  The Date The Loan Is Removed From Bankruptcy. Either by               MM/DD/YYYY
                                            Dismissal, Discharged and/or a Motion For Relief Was
                                            Granted.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LOSS_MIT_APPR_DATE                          The Date The Loss Mitigation Was Approved By The                      MM/DD/YYYY
                                            Servicer
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LOSS_MIT_TYPE                               The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LOSS_MIT_EST_COMP_DATE                      The Date The Loss Mitigation/Plan Is Scheduled to                     MM/DD/YYYY
                                            End/Close
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LOSS_MIT_ACT_COMP_DATE                      The Date The Loss Mitigation Is Actually Completed                    MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FRCLSR_APPROVED_DATE                        The date DA Admin sends a letter to the servicer with                 MM/DD/YYYY
                                            instructions to begin foreclosure proceedings.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
ATTORNEY_REFERRAL_DATE                      Date File Was Referred To Attorney to Pursue Foreclosure              MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FIRST_LEGAL_DATE                            Notice of 1st legal filed by an Attorney in a                         MM/DD/YYYY
                                            Foreclosure Action
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FRCLSR_SALE_EXPECTED_DATE                   The date by which a foreclosure sale is expected to                   MM/DD/YYYY
                                            occur.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FRCLSR_SALE_DATE                            The actual date of the foreclosure sale.                              MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FRCLSR_SALE_AMT                             The amount a property sold for at the foreclosure sale.       2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
EVICTION_START_DATE                         The date the servicer initiates eviction of the                       MM/DD/YYYY
                                            borrower.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
EVICTION_COMPLETED_DATE                     The date the court revokes legal possession of the                    MM/DD/YYYY
                                            property from the borrower.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LIST_PRICE                                  The price at which an REO property is marketed.               2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
LIST_DATE                                   The date an REO property is listed at a particular                    MM/DD/YYYY
                                            price.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
OFFER_AMT                                   The dollar value of an offer for an REO property.             2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
OFFER_DATE_TIME                             The date an offer is received by DA Admin or by the                   MM/DD/YYYY
                                            Servicer.

------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
REO_CLOSING_DATE                            The date the REO sale of the property is scheduled to                 MM/DD/YYYY
                                            close.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
REO_ACTUAL_CLOSING_DATE                     Actual Date Of REO Sale                                               MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
OCCUPANT_CODE                               Classification of how the property is occupied.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
PROP_CONDITION_CODE                         A code that indicates the condition of the property.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
PROP_INSPECTION_DATE                        The date a  property inspection is performed.                         MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
APPRAISAL_DATE                              The date the appraisal was done.                                      MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
CURR_PROP_VAL                                The current "as is" value of the property based on           2
                                            brokers price opinion or appraisal.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
REPAIRED_PROP_VAL                           The amount the property would be worth if repairs are         2
                                            completed pursuant to a broker's price opinion or
                                            appraisal.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
If applicable:
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
DELINQ_STATUS_CODE                          FNMA Code Describing Status of Loan
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
DELINQ_REASON_CODE                          The circumstances which caused a borrower to stop
                                            paying on a loan.   Code indicates the reason why the
                                            loan is in default for this cycle.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
MI_CLAIM_FILED_DATE                         Date Mortgage Insurance Claim Was Filed With Mortgage                 MM/DD/YYYY
                                            Insurance Company.
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
MI_CLAIM_AMT                                Amount of Mortgage Insurance Claim Filed                              No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
MI_CLAIM_PAID_DATE                          Date Mortgage Insurance Company Disbursed Claim Payment               MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
MI_CLAIM_AMT_PAID                           Amount Mortgage Insurance Company Paid On Claim               2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
POOL_CLAIM_FILED_DATE                       Date Claim Was Filed With Pool Insurance Company                      MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
POOL_CLAIM_AMT                              Amount of Claim Filed With Pool Insurance Company             2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
POOL_CLAIM_PAID_DATE                        Date Claim Was Settled and The Check Was Issued By The                MM/DD/YYYY
                                            Pool Insurer
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
POOL_CLAIM_AMT_PAID                         Amount Paid On Claim By Pool Insurance Company                2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_A_CLAIM_FILED_DATE                  Date FHA Part A Claim Was Filed With HUD                             MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_A_CLAIM_AMT                         Amount of FHA Part A Claim Filed                             2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_A_CLAIM_PAID_DATE                   Date HUD Disbursed Part A Claim Payment                              MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_A_CLAIM_PAID_AMT                    Amount HUD Paid on Part A Claim                              2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_B_CLAIM_FILED_DATE                   Date FHA Part B Claim Was Filed With HUD                            MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_B_CLAIM_AMT                          Amount of FHA Part B Claim Filed                            2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_B_CLAIM_PAID_DATE                     Date HUD Disbursed Part B Claim Payment                            MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
FHA_PART_B_CLAIM_PAID_AMT                    Amount HUD Paid on Part B Claim                              2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
VA_CLAIM_FILED_DATE                          Date VA Claim Was Filed With the Veterans Admin                      MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
VA_CLAIM_PAID_DATE                           Date Veterans Admin. Disbursed VA Claim Payment                      MM/DD/YYYY
------------------------------------------- --------------------------------------------------------- ----------- --------------
------------------------------------------- --------------------------------------------------------- ----------- --------------
VA_CLAIM_PAID_AMT                            Amount Veterans Admin. Paid on VA Claim                      2       No commas(,)
                                                                                                                  or dollar
                                                                                                                  signs ($)
------------------------------------------- --------------------------------------------------------- ----------- --------------

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         o    ASUM-     Approved Assumption
         o    BAP-      Borrower Assistance Program
         o    CO-       Charge Off
         o    DIL-      Deed-in-Lieu
         o    FFA-      Formal Forbearance Agreement
         o    MOD-      Loan Modification
         o    PRE-      Pre-Sale
         o    SS-       Short Sale
         o    MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.
The Occupant Code field should show the current status of the property code as follows:
         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                      ------------------------ ---------------------------------------------------------
                      Delinquency Code         Delinquency Description
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      001                      FNMA-Death of principal mortgagor
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      002                      FNMA-Illness of principal mortgagor
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      003                      FNMA-Illness of mortgagor's family member
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      004                      FNMA-Death of mortgagor's family member
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      005                      FNMA-Marital difficulties
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      006                      FNMA-Curtailment of income
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      007                      FNMA-Excessive Obligation

                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      008                      FNMA-Abandonment of property
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      009                      FNMA-Distant employee transfer
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      011                      FNMA-Property problem
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      012                      FNMA-Inability to sell property
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      013                      FNMA-Inability to rent property
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      014                      FNMA-Military Service
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      015                      FNMA-Other
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      016                      FNMA-Unemployment
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      017                      FNMA-Business failure
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      019                      FNMA-Casualty loss
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      022                      FNMA-Energy environment costs
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      023                      FNMA-Servicing problems
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      026                      FNMA-Payment adjustment
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      027                      FNMA-Payment dispute
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      029                      FNMA-Transfer of ownership pending
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      030                      FNMA-Fraud
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      031                      FNMA-Unable to contact borrower
                      ------------------------ ---------------------------------------------------------
                      ------------------------ ---------------------------------------------------------
                      INC                      FNMA-Incarceration
                      ------------------------ ---------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                      ------------------------ -------------------------------------------------------
                            Status Code        Status Description
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                09             Forbearance
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                17             Pre-foreclosure Sale Closing Plan Accepted
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                24             Government Seizure
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                26             Refinance
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                27             Assumption
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                28             Modification
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                29             Charge-Off
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                30             Third Party Sale
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                31             Probate
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                32             Military Indulgence
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                43             Foreclosure Started
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                44             Deed-in-Lieu Started
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                49             Assignment Completed
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                61             Second Lien Considerations
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                62             Veteran's Affairs-No Bid
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                63             Veteran's Affairs-Refund
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                64             Veteran's Affairs-Buydown
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                65             Chapter 7 Bankruptcy
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                66             Chapter 11 Bankruptcy
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                67             Chapter 13 Bankruptcy
                      ------------------------ -------------------------------------------------------

                                                              EXHIBIT H-3

                                                   FORM OF REALIZED LOSS CALCULATION

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         NOTE: Do not net or combine  items.  Show all expenses  individually  and all credits as separate line items.  Claim  packages are due on the  remittance  report date.  Late  submissions  may result in claims not being passed until the following  month.
         The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

         The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1.       The Actual Unpaid Principal Balance of the Mortgage Loan. For  documentation,  an Amortization  Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2.       The Total  Interest  Due less the  aggregate  amount of servicing  fee that would have been earned if all  delinquent payments  had been  made as  agreed.  For  documentation,  an  Amortization  Schedule  from date of  default  through liquidation breaking out the net interest and servicing fees advanced is required.
         3.       Accrued  Servicing  Fees based upon the Scheduled  Principal  Balance of the Mortgage Loan as calculated on a monthly basis. For  documentation,  an Amortization  Schedule from date of default through  liquidation  breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable.  Required documentation:
                  * For taxes and insurance  advances - see page 2 of 332 form - breakdown  required  showing period of coverage,  base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.
                  * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
                  * Other expenses -  copies of corporate advance history showing all payments
                  * REO repairs > $1500 require explanation
                  * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer Certification
                  * Unusual or extraordinary items may require further documentation.
         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable.  Required documentation:
                  * Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
                     Letter of Proceeds Breakdown.
                  *  Copy of EOB for any MI or gov't guarantee
                  *  All other credits need to be clearly defined on the 332 form
         22.      The total of lines 14 through 21.

         Please Note:      For  HUD/VA  loans,  use line  (18a) for Part  A/Initial  proceeds  and line  (18b) for Part  B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23.      The total derived from  subtracting  line 22 from 13. If the amount  represents a realized  gain,  show the amount in
                  parenthesis (   ).

         Prepared by:  __________________     Date:  _______________
         Phone:  ______________________       Email Address:_____________________

----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address

----------------------------------    --------------------------------------    --------------------------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $ ______________ (1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               ________________(10)
         (11) FC Costs/Other Legal Expenses                                      ________________(11)
         (12) Other (itemize)                                                    ________________(12)
                  Cash for Keys__________________________                        ________________(12)
                  HOA/Condo Fees_______________________                          ________________(12)
                  ______________________________________                         ________________(12)

                  Total Expenses                                                $ _______________(13)
         Credits:
         (14) Escrow Balance                                                    $ _______________(14)
         (15) HIP Refund                                                         ________________(15)
         (16) Rental Receipts                                                    ________________(16)
         (17) Hazard Loss Proceeds                                               ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance                       ________________(18a) HUD Part A
                                                                                 ________________(18b) HUD Part B
         (19) Pool Insurance Proceeds                                            ________________(19)
         (20) Proceeds from Sale of Acquired Property                            ________________(20)
         (21) Other (itemize)                                                    ________________(21)
              _________________________________________                          ________________(21)

              Total Credits                                                     $________________(22)
         Total Realized Loss (or Amount of Gain)                                $________________(23)

Escrow Disbursement Detail

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------
------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

------------------ --------------- ---------------- ---------------- --------------- ---------------- ----------------

                                                               EXHIBIT I

                                            FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                                       [_________________, 200_]

U.S. Bank National Association
as Trustee for the
[Name of Series Trust]
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

         Re:      Custodial Agreement,  dated as of [Cut-off Date of Series],  among U.S. Bank National Association,  as Trustee, Wells
                  Fargo Bank, N.A., as Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

         In  accordance  with the  provisions  of  Section 4 of the  above-referenced  Custodial  Agreement,  the  undersigned,  as the
Custodian,  hereby  certifies as to each Mortgage  Loan in the Mortgage  Loan  Schedule that (i) it has received the original  Mortgage
Note and Assignment of Mortgage with respect to each Mortgage Loan  identified on the Mortgage Loan Schedule  attached  hereto and (ii)
such Mortgage Note has been reviewed by it and appears  regular on its face and relates to such Mortgage Loan.  The Custodian  makes no representations  as to (i) the  validity,  legality,  enforceability,  sufficiency,  due  authorization  or  genuineness  of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability,  insurability,  effectiveness or suitability of any such Mortgage Loan.

         The Custodian  hereby  confirms that it is holding each such Mortgage  Note,  Assignment of Mortgage and Assignment of Note as
agent and bailee of, and custodian for the exclusive use and benefit,  and subject to the sole  direction,  of the Trustee  pursuant to the terms and conditions of the Custodial Agreement.

         This Trust Receipt and Initial Certification is not divisible or negotiable.

         The Custodian  will accept and act on  instructions  with respect to the Mortgage  Loans subject hereto upon surrender of this
Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention:  Document Custodian.

         Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                                     [_______________________________],
                                                          as Custodian

                                                     By:_______________________________
                                                        Name:
                                                        Title:

                                                               EXHIBIT J

                                             FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                                                [date]

U.S. Bank National Association
as Trustee for the
[Name of Series Trust]
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

         Re:      Custodial Agreement,  dated as of [Cut-off Date of Series],  among U.S. Bank National Association,  as Trustee, Wells
                  Fargo Bank, N.A., as Trust Administrator, and [____________________], as Custodian

Ladies and Gentlemen:

         In accordance with the provisions of Section [5][6]  of the  above-referenced  Custodial  Agreement,  the undersigned,  as the
Custodian,  hereby  certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule  (other than any Mortgage Loan paid in full or any Mortgage  Loan listed on the  attachment  hereto) it has  reviewed  the  Custodial  Files and has  determined  that (i) all documents required to be delivered to it pursuant to  Sections 2(i)-(ix)  of the Custodial  Agreement are in its possession;  (ii) such documents  have been  reviewed by it and appear  regular on their face and related to such  Mortgage  Loan;  (iii) all  Assignments  of
Mortgage or  intervening  assignments  of mortgage,  as applicable,  have been  submitted for recording in the  jurisdictions  in which recording is necessary;  and (iv) each  Mortgage Note has been  endorsed as provided in  Section 2(ii)  of the Custodial  Agreement and each Mortgage has been assigned in accordance with  Section 2(vi) of the Custodial  Agreement.  The Custodian makes no  representations as to (i) the validity,  legality,  enforceability,  sufficiency, due authorization or genuineness of any of the documents contained in each Custodial  File or of any of the Mortgage  Loans or (ii) the  collectability,  insurability,  effectiveness  or suitability of any such Mortgage Loan.

         The  Custodian  hereby  confirms  that it is holding each such  Custodial  File as agent and bailee of, and  custodian for the exclusive  use and  benefit,  and subject to the sole  direction,  of Trustee  pursuant to the terms and  conditions  of the  Custodial
Agreement.

         This Trust Receipt and Final Certification is not divisible or negotiable.

         The Custodian  will accept and act on  instructions  with respect to the Mortgage  Loans subject hereto upon surrender of this
Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention:  Document Custodian.

         Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                                     [_______________________________],
                                                          as Custodian

                                                     By:_______________________________
                                                        Name:
                                                        Title:

                                                               EXHIBIT K

                                                      FORM OF REQUEST FOR RELEASE

                                                                [date]

To:  [Custodian]

                  In connection with the  administration  of the Mortgage Loans held by you as Custodian on behalf of the Trustee under the Series  Supplement  dated as of  ___________________  and the Standard Terms of Pooling and Servicing  Agreement dated  February 1,
2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer,  the Trust  Administrator,  the
Special  Servicer,  the  Modification  Oversight  Agent,  the Trustee and the Servicers  that are party to the Series  Supplement,  the undersigned  hereby requests a release of the Mortgage File held by you as Custodian with respect to the following  described  Mortgage
Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____          1.       Mortgage Loan paid in full.
                       (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Agreement.)

____          2.       Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Agreement.)

____          3.       The Mortgage Loan is being foreclosed.

____          4.       Other.  (Describe)
                  The  undersigned  acknowledges  that the above Mortgage File will be held by the  undersigned in accordance  with the provisions of the Agreement and will be returned,  except if the Mortgage Loan has been paid in full or repurchased  (in which case the
Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

                  Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                                     [NAME OF SERVICER]

                                                     By:__________________________________________
                                                        Name:
                                                        Title:

                                                               EXHIBIT L

                                                    FORM OF TRANSFEROR CERTIFICATE
                                                                [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection with our disposition of the above  Certificates we certify that (a) we understand that the Certificates have not been registered  under the Securities Act of 1933, as amended (the "Act"),  and are being disposed by us in a transaction that is exempt from the  registration  requirements of the Act, (b) we have not offered or sold any  Certificates to, or solicited offers to buy any Certificates  from, any person,  or otherwise  approached or negotiated with any person with respect thereto,  in a manner that would be deemed,  or taken any other  action  which would  result in, a violation  of  Section 5  of the Act,  (c) to the extent we are disposing of a Class AR  Certificate,  we have no knowledge the  Transferee is not a Permitted  Transferee and (d) to the extent we are disposing of a  Certificate  in reliance  upon  Regulation S under the Act,  that such  transfer has been  effected  pursuant to and in accordance with Regulation S under the Act, and accordingly that:

                        (1)   the offer of the Certificates was not made to a person in the United States;

                        [(2)  at the time the buy order was  originated,  the  transferee  was outside the United  States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;]*

                        [(2)  the transaction was executed in, on or through the facilities of a designated  offshore securities market and neither us nor any person  acting on our behalf knows that the  transaction  was  prearranged  with a buyer in the United States;]*

                        *  Insert one of these two provisions.

                        (3)   no directed  selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b)
                              of Regulation S, as applicable; and

                        (4)   the transaction is not part of a plan or scheme to evade the registration requirements of the Act.

                                                     Very truly yours,

                                                     Print Name of Transferor

                                                     By:___________________________
                                                            Authorized Officer

                                                              EXHIBIT M-1

                                                       FORM OF INVESTMENT LETTER
                                                                [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection with our acquisition of the above  Certificates we certify that (a) we understand that the Certificates are not being  registered  under the  Securities  Act of 1933,  as amended  (the  "Act"),  or any state  securities  laws and are being transferred  to us in a  transaction  that is exempt from the  registration  requirements  of the Act and any such laws,  (b) we are an
"accredited  investor,"  as defined in  Regulation D under the Act, and have such  knowledge  and  experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the  Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning the purchase of the  Certificates  and all matters relating thereto or any additional  information  deemed  necessary to our decision to purchase the  Certificates,  (d) either (i) we are not an employee benefit plan or arrangement  that is subject to the Employee  Retirement  Income  Security Act of 1974, as amended,  or Section 4975 of the Internal  Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or arrangement,  (ii) we are providing an
Opinion of Counsel  which  establishes  to the  reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of
ERISA-Restricted  Certificates  by, on behalf of or with  "plan  assets"  of such plan or  arrangement  will not  result in  non-exempt prohibited  transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor,  the Trustee,  the
Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or
(iii) if, in the case of  ERISA-Restricted  Certificates  that have been the  subject of an  ERISA-Qualifying  Underwriting,  we are an insurance  company,  we are purchasing such Certificates  with funds contained in an "insurance  company general account" (as such term is defined in  Section V(e)  of  Prohibited  Transaction  Class  Exemption  95-60 ("PTCE  95-60")) and our purchase and holding of such
Certificates  are covered under  Sections I and III of PTCE 95-60,  (e) we are acquiring the  Certificates  for  investment for our own account and not with a view to any  distribution  of such  Certificates  (but  without  prejudice  to our right at all times to sell or otherwise  dispose of the  Certificates in accordance with clause (g) below),  (f) we have not offered or sold any  Certificates to, or solicited  offers to buy any  Certificates  from,  any person,  or  otherwise  approached  or  negotiated  with any person with respect thereto,  or taken any other action  which would  result in a violation of Section 5 of the Act, and (g) we will not sell,  transfer or otherwise  dispose  of any  Certificates  unless  (1) such  sale,  transfer  or other  disposition  is made  pursuant  to an  effective registration  statement  under the Act or is exempt  from such  registration  requirements,  and if  requested,  we will at our expense provide an opinion of counsel  satisfactory to the addressees of this Certificate that such sale,  transfer or other disposition may be made pursuant to an exemption  from the Act, (2) the purchaser or  transferee of such  Certificate  has executed and delivered to you a certificate to substantially the same effect as this certificate,  and (3) the purchaser or transferee has otherwise  complied with any conditions  for transfer  set forth in the Series  Supplement  dated as of  ___________________  and the Standard  Terms of Pooling and
Servicing  Agreement dated  February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series Supplement.

                                                     Very truly yours,

                                                     _________________________________
                                                     Print Name of Transferor

                                                     By:______________________________
                                                              Authorized Officer

                                                              EXHIBIT M-2

                                                       FORM OF RULE 144A LETTER
                                                                [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection with our acquisition of the above  Certificates we certify that (a) we understand that the Certificates are not being  registered  under the  Securities  Act of 1933,  as amended  (the  "Act"),  or any state  securities  laws and are being transferred to us in a transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b) we have such knowledge and  experience in financial and business  matters that we are capable of evaluating  the merits and risks of  investments in the  Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning the purchase of the Certificates and all matters  relating  thereto or any additional  information  deemed necessary to our decision to purchase the
Certificates,  (d) either (i) we are not an employee  benefit plan or  arrangement  that is subject to the Employee  Retirement  Income
Security Act of 1974, as amended,  or  Section 4975  of the Internal  Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are providing an Opinion of Counsel which  establishes  to the reasonable  satisfaction  of the
Trust  Administrator  that the purchase and holding of  ERISA-Restricted  Certificates  by, on behalf of or with "plan  assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code, and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken in this Agreement or (iii) if, in the case of an  ERISA-Restricted  Certificates  that have been the subject of an
ERISA-Qualifying  Underwriting,  we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and
our purchase  and holding of such  Certificates  are covered  under  Sections I and III of PTCE 95-60,  (e) we have not, nor has anyone acting on our behalf offered,  transferred,  pledged, sold or otherwise disposed of the Certificates,  any interest in the Certificates or any  other  similar  security  to,  or  solicited  any  offer to buy or  accept a  transfer,  pledge  or  other  disposition  of the
Certificates,  any interest in the Certificates or any other similar security from, or otherwise  approached or negotiated with respect to the  Certificates,  any interest in the  Certificates  or any other similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other  manner,  or taken any other action,  that would  constitute a distribution of the  Certificates  under the Act or that would render the  disposition of the  Certificates a violation of Section 5 of the Act or require  registration  pursuant  thereto,  nor will act, nor has  authorized  or will  authorize  any person to act, in such manner with respect to the Certificates,  (f) we are a "qualified  institutional  buyer" as that term is defined in Rule 144A under the
Act ("Rule 144A") and have completed  either of the forms of  certification  to that effect  attached hereto as Annex 1 or Annex 2, (g)
we are aware that the sale to us is being  made in  reliance  on Rule 144A,  and (i) we  are  acquiring  the  Certificates  for our own account or for resale pursuant to Rule 144A and further,  understand that such Certificates may be resold,  pledged or transferred only
(A) to a person reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or
(B) pursuant to another exemption from registration under the Act.

                                                     Very truly yours,

                                                     _________________________________
                                                     Print Name of Transferor

                                                     By:______________________________
                                                              Authorized Officer

                                                              EXHIBIT M-3

                                                      FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200  -   (the "Certificates")

Ladies and Gentlemen:

                  In connection with our acquisition of the above  Certificates we certify that (a) we understand that the Certificates are not being  registered  under the  Securities  Act of 1933,  as amended  (the  "Act"),  or any state  securities  laws and are being transferred to us in a transaction  that is exempt from the  registration  requirements  of the Act and any such laws, (b) we have such knowledge and  experience in financial and business  matters that we are capable of evaluating  the merits and risks of  investments in the  Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Depositor  concerning the purchase of the Certificates and all matters  relating  thereto or any additional  information  deemed necessary to our decision to purchase the
Certificates,  (d) either (i) we are not an employee  benefit plan or  arrangement  that is subject to the Employee  Retirement  Income
Security Act of 1974, as amended,  or  Section 4975  of the Internal  Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are providing an Opinion of Counsel which  establishes  to the reasonable  satisfaction  of the
Trust  Administrator  that the purchase and holding of  ERISA-Restricted  Certificates  by, on behalf of or with "plan  assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406  of ERISA or  Section 4975  of the Code, and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken in this Agreement or (iii) if, in the case of an  ERISA-Restricted  Certificates  that have been the subject of an
ERISA-Qualifying  Underwriting,  we are an insurance company, we are purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and
our purchase  and holding of such  Certificates  are covered  under  Sections I and III of PTCE 95-60,  (e) we have not, nor has anyone acting on our behalf offered,  transferred,  pledged, sold or otherwise disposed of the Certificates,  any interest in the Certificates or any  other  similar  security  to,  or  solicited  any  offer to buy or  accept a  transfer,  pledge  or  other  disposition  of the
Certificates,  any interest in the Certificates or any other similar security from, or otherwise  approached or negotiated with respect to the  Certificates,  any interest in the  Certificates  or any other similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other  manner,  or taken any other action,  that would  constitute a distribution of the  Certificates  under the Act or that would render the  disposition of the  Certificates a violation of Section 5 of the Act or require  registration  pursuant  thereto,  nor will act, nor has  authorized  or will  authorize  any person to act, in such manner with respect to the Certificates,  (f) we are not a "U.S.  person" within the meaning of Regulation S under the Act (a "Non-U.S.
Person"),  (g) we are aware that the sale to us is being made in reliance on Regulation  S, and (h) we are  acquiring the  Certificates for our own account or for resale  pursuant  to  Regulation  S under the Act and  further,  understand  that such  Certificates  may be resold,  pledged or transferred only (A) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own  account or for the  account of a qualified  institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance on Rule 144A,  (B) to a Non-U.S.  Person in  accordance  with  Regulation  S under the Act or  (C) pursuant  to another exemption from registration under the Act.

                                                     Very truly yours,

                                                     [Print Name of Transferee]

                                                     By:____________________________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT N

                                              FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF              )
                           : ss.:
COUNTY OF             )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1.       That he is [Title of  Officer] or [Name of Owner]  (record or  beneficial  owner (the  "Owner") of the Class
[AR/AR-L] Certificates (the "Class [AR/AR-L]  Certificates")),  a [savings institution] [corporation] duly organized and existing under
the laws of [the State of             ] [the United States], on behalf of which he makes this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified  organization" as of [date of transfer] within the meaning of  Section 860E(e)(5)  of the Internal Revenue Code of 1986, as amended (the "Code"),  (ii) will endeavor to remain other than a  disqualified  organization  for so long as it retains its  ownership  interest  in the Class  [AR/AR-L]  Certificates,  and (iii) is
acquiring the Class  [AR/AR-L]  Certificates  for its own account.  A "Permitted  Transferee" is any person other than a  "disqualified organization." (For this purpose, a "disqualified  organization" means the United States, any state or political  subdivision  thereof, any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  all of the activities of which are subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental  entity)  or any  foreign  government,  international  organization  or any  agency  or  instrumentality  of such  foreign government  or  organization,  any  rural  electric  or  telephone  cooperative,  or any  organization  (other  than  certain  farmers'
cooperatives)  that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated  business taxable income).

                  3.       That the Owner is aware (i) of the tax that would be imposed on transfers  of Class  [AR/AR-L]  Certificates to disqualified  organizations under the Code; (ii) that such tax would be on the transferor,  or, if such transfer is through an agent
(which person includes a broker,  nominee or middleman) for a non-Permitted  Transferee,  on the agent; (iii) that the person otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee is a Permitted  Transferee  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit is false;  and (iv) that the Class  [AR/AR-L]  Certificates  may be  "noneconomic  residual  interests"  within the  meaning  of  Treasury regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual interest,  if a significant  purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

                  4.       That the Owner is aware of the tax imposed on a "pass-through  entity" holding Class [AR/AR-L]  Certificates if at any time during the taxable year of the  pass-through  entity a  non-Permitted  Transferee is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5.       That the Owner is aware that the Trust  Administrator  will not register the Transfer of any Class [AR/AR-L]
Certificates  unless the transferee,  or the  transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this  affidavit  and  agreement.  The  Owner  expressly  agrees  that it will not  consummate  any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6.       That the Owner has reviewed the restrictions set forth on the face of the  Class [AR/AR-L]  Certificates and the  provisions  of  Section 6.02  of the Series  Supplement  dated as of  ___________________  and the  Standard  Terms of Pooling and
Servicing  Agreement dated  February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are party to the Series  Supplement,  under which the Class [AR/AR-L]  Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class [AR/AR-L]  Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

                  8.       That the Owner's Taxpayer Identification Number is ________________.

                  9.       That the Owner is a citizen or resident of the United  States,  a  corporation,  partnership or other entity created or organized  in, or under the laws of, the United  States,  any State  thereof or the  District of  Columbia,  or an estate or trust whose income from sources  without the United States is includable in gross income for United States  federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  10.      That no purpose of the Owner relating to the purchase of the Class [AR/AR-L]  Certificate by the Owner is or
will be to impede the assessment or collection of tax.

                  11.      That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any  United  States taxes owed by it so long as any of the Certificates remain outstanding.

                  12.      That the Owner has no  present  knowledge  or  expectation  that it will  become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

                  13.      That no purpose of the Owner  relating to any sale of the Class  [AR/AR-L]  Certificate by the Owner will be to impede the assessment or collection of tax.

                  14.      The Owner hereby agrees to cooperate  with the Trustee and to take any action  required of it by the Code or
Treasury  regulations  thereunder  (whether now or hereafter  promulgated) in order to create or maintain the REMIC status of the Trust
Fund.

                  15.      That the Owner is not an employee benefit or other plan subject to the prohibited  transaction provisions of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as
amended (the "Code") (a "Plan"),  or any other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan)
acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  16.      The Owner hereby  agrees that it will not take any action that could  endanger the REMIC status of the Trust
Fund or result  in the  imposition  of tax on the  Trust  Fund  unless  counsel  for,  or  acceptable  to,  the  Trustee  and the Trust
Administrator  has  provided an opinion  that such action will not result in the loss of such REMIC  status or the  imposition  of such tax, as applicable.

                  17.      The Owner has provided financial  statements or other financial  information  requested by the transferor in connection with the transfer of the Residual  Certificates to permit the transferor to assess the financial  capability of the Owner to pay any such taxes.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer]  and its  corporate  seal to be  hereunto  attached,  attested  by its  [Assistant]
Secretary, this ____ day of ___________.

                                                     [NAME OF OWNER]

                                                     By:______________________________________________
                                                        [Name of Officer]
                                                        [Title of Officer]

[Corporate Seal]

ATTEST:

__________________________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                                     _______________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF _____________________________________

                                                     STATE OF ______________________________________

                                                     My Commission expires the _____ day of __________________, 20____.

                                                               EXHIBIT O

                                                     FORM OF TRANSFER CERTIFICATE

                                                                [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [_________________________] Mortgage Backed Pass Through Certificates, Series 200_ ___, Class AR (the
                           "Certificates")

Ladies and Gentlemen:

                  This  letter  is  delivered  to  you  in  connection   with  the  sale  by   _________________   (the   "Seller")  to
____________________________________  (the  "Purchaser")  of a  _______%  Percentage  Interest  in the above  referenced  Certificates, pursuant to  Section 6.02  of the Series  Supplement  dated as of  ___________________  and the Standard Terms of Pooling and Servicing
Agreement dated February 1,  2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the
Trust  Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the
Series  Supplement.  All terms used herein and not  otherwise  defined shall have the meanings set forth in the  Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trust Administrator and the Trustee that:

                  1.       No purpose of the Seller  relating to sale of the  Certificate  by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

                  2.       The Seller understands that the Purchaser has delivered to the Trust  Administrator a transfer affidavit and agreement in the form  attached to the  Agreement as Exhibit N. The Seller does not know or believe that any  representation  contained therein is false.

                  3.       The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

                  4.       The Seller has no actual  knowledge that the Purchaser  would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

                  5.       The Seller has conducted a reasonable  investigation  of the financial  condition of the Purchaser and, as a result of the  investigation,  found that the  Purchaser  has  historically  paid its debts as they came due, and found no  significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

                  6.       The Purchaser has  represented  to the Seller that, if the  Certificate  constitutes a noneconomic  residual interest,  it  (i) understands  that as holder of a noneconomic  residual  interest it may incur tax  liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                                     Very truly yours,

                                                     [SELLER]

                                                     By:_________________________________________
                                                        Name:
                                                        Title:

                                                               EXHIBIT P

                                                   FORM OF SPS MORTGAGE LOANS REPORT

                                     DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                                                           (in Excel format)

                                                        ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                                                FIELD
Name*                                                                                       Text
Lien Position *                                                                             Text/Number
FICO Score*                                                                                 Number
Original Occupancy*                                                                         Text
Documentation*                                                                              Text
Purpose*                                                                                    Text
Original Loan Amount*                                                                       Number
Original Appraisal Value*                                                                   Number
Original LTV*                                                                               Number
Original P&I*                                                                               Number
Original Interest Rate*                                                                     Number
First Payment Date*                                                                         MM/DD/YY
Origination Date*                                                                           MM/DD/YY
Originator*                                                                                 Text
Loan Term*                                                                                  Number
Product Type (adjustable rate or fixed rate)*                                               Text
Property Type*                                                                              Text
Street Address*                                                                             Text
City*                                                                                       Text
Zip Code*                                                                                   Text
State*                                                                                      Text
MI Certificate Number*                                                                      Number
Prepayment Flag                                                                             Text
Prepayment Expiration Date                                                                  MM/DD/YY
Loan Number                                                                                 Text
Deal Identifier by Loan                                                                     Text
Current Loan Amount                                                                         Number
Current LTV                                                                                 Number
Current Interest Rate                                                                       Number
Last Interest Payment Date                                                                  MM/DD/YY
Current P&I Payment Amount                                                                  Number
Paid Off Code                                                                               Text
Scheduled Balance                                                                           Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)             Number
Reporting of Delinquency Status on Defaulted Mortgage Loans                                 Text
Current Market Value                                                                        Number
Date of Market Value                                                                        MM/DD/YY
As-is Value                                                                                 Number
Repaired Value                                                                              Number
Type of Valuation                                                                           Text
Foreclosure Flag                                                                            Text

Bankruptcy Flag                                                                             Text
Date NOD sent to MI company                                                                 MM/DD/YY
Foreclosure Start Date (Referral Date)                                                      MM/DD/YY
Scheduled Foreclosure Sale Date                                                             MM/DD/YY
Foreclosure Actual Sale Date                                                                MM/DD/YY
Actual Notice of Intent Date                                                                MM/DD/YY
Actual First Legal Date                                                                     MM/DD/YY
Bankruptcy Chapter                                                                          Number
Actual Bankruptcy Start Date                                                                MM/DD/YY
Actual Payment Plan Start and End Dates                                                     MM/DD/YY
List Date                                                                                   MM/DD/YY
List Price                                                                                  Number
Vacancy/Occupancy Status                                                                    Text
Actual Eviction Start Date                                                                  MM/DD/YY
Actual Eviction Completion Date                                                             MM/DD/YY
Actual REO Start Date                                                                       MM/DD/YY
Sales Price                                                                                 Number
Actual Closing Date                                                                         MM/DD/YY
Net Sales Proceeds                                                                          Number
Mortgage Insurance Claim Filing Date                                                        MM/DD/YY
Mortgage Insurance Proceeds Received                                                        Number
Date Mortgage Insurance Proceeds Received                                                   MM/DD/YY
Collection History

                                                               EXHIBIT Q

                                             FORM OF SPS FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                                                  Ending Interest Rate:
Original Amount of Loan:                                                                 Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:                       /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                                   /  /
Date of REO:                                 /  /
Disposition Date:                            /  /

                                             Amount           Date of Valuation          Type of Valuation
Market Value                 AS IS:                                      / /
                             Repaired
Supplemental Value           AS IS:                                      / /
                             Repaired
REO BPO Value:                                                           / /
List Price:
Sales Price:

                             Proceeds                         Expenses*
List Price:                                                   Servicing Advances:
Sales Price:                                 0.00                                           Payee 70R01 Acquisition:
Broker's Commission:                                                                                Payee 75R60 REO:
Bonus Commission:                                                                           Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:                                                                          Payee 75R36 Escrow:
Seller Closing Costs:                                                                        Payee 75R52 Bankruptcy:
Repair Costs:                                                                                    Discrepancy Amount:
Seller Concessions:                                                                         Servicing Advance Total:     0.00
Other Closing Costs:                                          Advances Applied After Liquidation:
                                                              Prior Additional Advances:
Net Proceeds:                                0.00             Escrow Advance:
                                                              Interest on Advances:
Escrow Balance:                                               Other Advances:
Suspense Balance:                                             Servicing Advance Holdbacks:
Restricted Escrow:                                                                              Property Inspection:
Rental Income Received:                                                                                         BPO:

Insurance Settlement Received:                                                              Lender Placed Insurance:
Other:                                                                                                    Utilities:
                                                                                                   REO Repair Costs:
Total Liquidation Proceeds:                  0.00                                                  Foreclosure Fees:
Total Liquidation Expenses:                  0.00                                                        Bankruptcy:
Net Liquidation Proceeds:                    0.00                                                    Eviction Costs:
Loan Principal Balance:                                                                                Transfer Tax:
Realized Gain/Loss Amount:                   0.00                                                 Reconveyance Fees:
Additional Proceeds Applied:                                                                             Demand Fee:
Prior Additional Proceeds:                                                                          Total Holdbacks:     0.00
Loss Severity:                               #DIV/0!                              Other Fees (Including Fee Code B):
Notes:                                                                                  UPB Accrued Interest to COE:      0.00
                                                                                       Advanced Delinquent Interest:      0.00
                                                                                        Stopped Delinquent Interest:
                                                                                                  Deferred Interest:
                                                                                                Additional Interest:
                                                                                         Total Liquidation Expenses:      0.00

* All amounts will be itemized, and to the extent not itemized, this form will be accompanied any documentation supporting all amounts claimed on this form.

                                                               EXHIBIT R

                                                      RELEVANT SERVICING CRITERIA

         The assessment of compliance to be delivered by the Master Servicer and the Trust  Administrator  shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria" with respect to such party:

Where there are multiple  checks for criteria the attesting party will identify in their  management  assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

------------------ ----------------------------------------- ------------------ ----------------- ------------------
Regulation AB      Servicing Criteria                            Servicers      Master Servicer         Trust
Reference                                                                                           Administrator
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   General Servicing Considerations
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(i)      Policies and  procedures  are instituted          X                  X                 X
                   to  monitor  any  performance  or  other
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(ii)     If any material servicing activities              X                  X
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(iii)    Any requirements in the transaction
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
                   maintained.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(1)(iv)     A fidelity bond and errors and                    X                  X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in accordance
                   with the terms of the transaction
                   agreements.

------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   Cash Collection and Administration
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(i)      Payments on pool assets are deposited             X                  X                 X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(ii)     Disbursements made via wire transfer on           X                  X                 X
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(iii)    Advances of funds or guarantees                   X                  X
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(iv)     The related accounts for the                      X                  X                 X
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of over collateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as set
                   forth in the transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(v)      Each custodial account is maintained at           X                  X                 X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that
                   meets the requirements of Rule
                   13k-1(b)(1) of the Securities Exchange
                   Act.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as             X
                   to prevent unauthorized access.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(2)(vii)    Reconciliations are prepared on a                 X                  X                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved
                   by someone other than the person who
                   prepared the reconciliation; and (D)
                   contain explanations for reconciling
                   items. These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   Investor Remittances and Reporting
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(i)      Reports to investors, including those             X                  X                 X
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules and
                   regulations; and (D) agree with
                   investors' or the trustee's records as
                   to the total unpaid principal balance
                   and number of Pool Assets serviced by
                   the Servicer.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(ii)     Amounts due to investors are allocated            X                  X                 X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(iii)    Disbursements made to an investor are             X                  X                 X
                   posted within two business days to the
                   Servicer's investor records, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(3)(iv)     Amounts remitted to investors per the             X                  X                 X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
                   Pool Asset Administration
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(i)      Collateral or security on pool assets             X
                   is maintained as required by the
                   transaction agreements or related pool
                   asset documents.

------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(ii)     Pool assets  and related documents are            X
                   safeguarded as required by the
                   transaction agreements
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(iii)    Any additions, removals or                        X
                   substitutions to the asset pool are
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(iv)     Payments on pool assets, including any            X
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business
                   days after receipt, or such other
                   number of days specified in the
                   transaction agreements, and allocated
                   to principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(v)      The Servicer's records regarding the              X
                   pool assets agree with the Servicer's
                   records with respect to an obligor's
                   unpaid principal balance.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(vi)     Changes with respect to the terms or              X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
                   pool asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(vii)    Loss mitigation or recovery actions               X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
                   agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(viii)   Records documenting collection efforts            X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(ix)     Adjustments to interest rates or rates            X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(x)      Regarding any funds held in trust for             X
                   an obligor (such as escrow accounts):
                   (A) such funds are analyzed, in
                   accordance with the obligor's pool
                   asset documents, on at least an annual
                   basis, or such other period specified
                   in the transaction agreements; (B)
                   interest on such funds is paid, or
                   credited, to obligors in accordance
                   with applicable pool asset documents
                   and state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xi)     Payments made on behalf of an obligor             X
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xii)    Any late payment penalties in                     X
                   connection with any payment to be made
                   on behalf of an obligor are paid from
                   the Servicer's funds and not charged to
                   the obligor, unless the late payment
                   was due to the obligor's error or
                   omission.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xiii)   Disbursements made on behalf of an                X
                   obligor are posted within two business
                   days to the obligor's records
                   maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                    X                  X
                   uncollectible accounts are recognized
                   and recorded in accordance with the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------
------------------ ----------------------------------------- ------------------ ------------------ ----------------
1122(d)(4)(xv)     Any external enhancement or other
                   support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the
                   transaction agreements.
------------------ ----------------------------------------- ------------------ ------------------ ----------------

[NAME OF COMPANY]

Date:    _________________________
By:
Name:    ________________________________
Title:   ________________________________

                                                               EXHIBIT S

                                                    ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 1: Distribution and Pool Performance Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Information included in the [Monthly Statement]                                   Servicer
                                                                               Master Servicer
                                                                             Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the [Monthly Statement]
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings
Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Issuing Entity (Trust Fund)                                 Trustee, Master Servicer, Trust Administrator and
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Sponsor (Seller)                                            Seller (if a party to the Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Trust Administrator)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds                               Depositor
Information from Item 2(a) of Part II of Form 10-Q:
With  respect to any sale of  securities  by the sponsor,
depositor or issuing entity,  that are backed by the same
asset  pool  or  are  otherwise  issued  by  the  issuing
entity, whether or not registered,  provide the sales and
use of  proceeds  information  in Item 701 of  Regulation
S-K.  Pricing  information  can be omitted if  securities
were not registered.

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                             Trust Administrator
Information from Item 3 of Part II of Form 10-Q:                                   Trustee
Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                       Trust Administrator
                         Holders                                                   Trustee
Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
       Item 6: Significant Obligors of Pool Assets                                Depositor
Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 7: Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
           is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                     Any party responsible for the applicable Form 8-K
Disclose any information  required to be reported on Form                      Disclosure item
8-K during  the  period  covered by the Form 10-D but not
reported

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                             Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
---------------------------------------------------------- --------------------------------------------------------

                                                               EXHIBIT T

                                            FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)      With respect to each Class of  Certificates  which are not Notional Amount  Certificates  and, unless  otherwise  stated,  the related Distribution Date,

         (a)      the Initial Class Principal Balance of such Class as of the Cut-off Date;

         (b)      the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such Class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

         (i)      the Pass-Through Rate for such Class;

         (j)      any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

         (k)      any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)     with respect to each Class of Certificates  which are Notional Amount  Certificates and, unless otherwise stated,  the related
         Distribution Date,

         (a)      the Notional Amount of such Class as of the Cut-off Date;

         (b)      the Notional Amount of such Class before giving effect to the distribution of interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Notional Amount of such Class after giving effect to the distribution of interest;

         (i)      the Pass-Through Rate for such Class;

         (j)      any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)    with respect to a $1000 factor of the Initial Class  Principal  Balance of each Class of  Certificates  which are not Notional
         Amount Certificates and the related Distribution Date,

         (a)      the CUSIP number assigned to such Class;

         (b)      the Class  Principal  Balance of such Class  factor  prior to giving  effect to the  distribution  of  principal  and interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor;

         (f)      the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)     with  respect to a $1000  factor of the Initial  Class  Principal  Balance of each Class of  Certificates  which are  Notional
         Amount Certificates and the related Distribution Date,

         (a)      the CUSIP number assigned to such Class;

         (b)      the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor;

         (f)      the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)      with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

         (a)      the Scheduled Payment of principal for such Loan Group;

         (b)      the amount of Principal Prepayments allocable to such Loan Group;

         (c)      the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

         (d)      the Substitution Adjustment Amount allocable to such Loan Group;

         (e)      the amount of Net Liquidation Proceeds allocable to such Loan Group;

         (f)      the amount of Insurance Proceeds allocable to such Loan Group;

         (g)      the amount of any other distributions allocable to principal for such Loan Group;

         (h)      the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

         (i)      the aggregate  Stated  Principal  Balance of the Mortgage Loans in such Loan Group as of the first day of the related
                  Collection Period;

         (j)      the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

         (k)      the aggregate  Stated  Principal  Balance of the Mortgage  Loans in such Loan Group as of the last day of the related
                  Collection Period;

         (l)      the Master Servicing Fee, by Loan Group;

         (m)      the sum of the Servicing Fee, the Mortgage  Guaranty  Insurance  Policy fees, if applicable and the  [RMIC/TGIC/MGIC]
                  PMI fees, if applicable, for such Loan Group;

         (n)      the Trust Administrator Fee applicable to such Loan Group;

         (o)      the amount of current Advances allocable to such Loan Group;

         (p)      the amount of outstanding Advances allocable to such Loan Group;

         (q)      the number and aggregate principal amounts of Mortgage Loans that were delinquent,  using the OTS method (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 days or more, for such Loan Group,  including  delinquent  bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

         (r)      the number and aggregate  principal  amounts of Mortgage Loans that are currently in bankruptcy,  but not delinquent, for such Loan Group;

         (s)      the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

         (t)      the Rolling Three-Month Delinquency Rate for such Loan Group;

         (u)      the number and aggregate  principal  amount of any REO  properties  as of the close of business on the  Determination
                  Date preceding such Distribution Date for such Loan Group;

         (v)      current Realized Losses allocable to such Loan Group;

         (w)      cumulative Realized Losses allocable to such Loan Group;

         (x)      the weighted  average  term to maturity of the  Mortgage  Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

         (y)      the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

         (z)      the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

         (aa)     the number of Mortgage  Loans in such Loan Group that have  Assigned  Prepayment  Premiums and for which  prepayments were made during the related Collection Period, as applicable;

         (bb)     the aggregate  principal balance of Mortgage Loans in such Loan Group that have Assigned  Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

         (cc)     the aggregate  amount of Assigned  Prepayment  Premiums  collected for such Loan Group during the related  Collection
                  Period, as applicable;

         (dd)     current  Realized  Losses  allocated to each Mortgage Loan in such Loan Group that has  previously  been  allocated a
                  Realized Loss;

         (ee)     cumulative  Realized  Losses  allocated to each Mortgage Loan in such Loan Group that has previously been allocated a
                  Realized Loss;

         (ff)     current Recoveries allocable to such Loan Group;

         (gg)     cumulative Recoveries allocable to such Loan Group;

         (hh)     current  aggregate Stated Principal Balance of Qualified  Substitute  Mortgage Loans substituted for Deleted Mortgage
                  Loans in such Loan Group;

         (ii)     cumulative  aggregate  Stated  Principal  Balance of Qualified  Substitute  Mortgage  Loans  substituted  for Deleted
                  Mortgage Loans in such Loan Group;

         (jj)     with respect to all of the Mortgage Loans, in the aggregate,  and, unless otherwise stated, the related  Distribution
                  Date,  for each Servicer that is servicing any of such Mortgage  Loans,  the aggregate  Stated  Principal  Balance of
                  Mortgage Loans being serviced by such Servicer as of such Distribution Date; and

(vii)    with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

         (a)      the Targeted Overcollateralization Amount for such Group;

         (b)      the Overcollateralization Amount for such Group;

         (c)      the Overcollateralization Deficiency for such Group;

         (d)      the Overcollateralization Release Amount for such Group;

         (e)      the Monthly Excess Interest for such Group;

         (f)      the amount of any payment to the [Class __-X] Certificates related to such Group;

         (g)      if applicable,  the Excess Interest Amount from an unrelated Group of Certificates  that provides  additional  credit enhancement to the related overcollateralized Group of Certificates.

                                                               EXHIBIT U

                                                    FORM 8-K DISCLOSURE INFORMATION

-------------------------------------------------------------------------------------------------------------------
                                         FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Party Responsible
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 1.01- Entry into a Material Definitive Agreement                All parties (as to themselves)
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement              All parties (as to themselves)
Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with
its terms), even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
          Item 1.03- Bankruptcy or Receivership                                   Depositor
Disclosure  is  required   regarding  the  bankruptcy  or
receivership, with respect to any of the following:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Affiliated Servicer                                                             Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
•  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Other material servicers                                                        Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Significant Obligor                                                             Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Credit Enhancer (10% or more)                                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Derivative Counterparty                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Custodian                                                                       Custodian

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase                          Depositor
 a Direct Financial Obligation or an Obligation under an                       Master Servicer
              Off-Balance Sheet Arrangement                                  Trust Administrator
Includes an early  amortization,  performance  trigger or
other  event,  including  event of  default,  that  would
materially  alter the  payment  priority/distribution  of
cash flows/amortization schedule.
Disclosure  will be made of events  other than  waterfall
triggers  which are  disclosed in the monthly  statements
to the certificateholders.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security                      Trust Administrator
                         Holders                                                  Depositor
Disclosure  is required of any material  modification  to
documents  defining  the  rights  of  Certificateholders,
including the Agreement.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or                           Depositor
              Bylaws; Change of Fiscal Year
Disclosure   is  required  of  any   amendment   "to  the
governing documents of the issuing entity".
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Item 6.01- ABS Informational and Computational Material                          Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
  Item 6.02- Change of Servicer or Trust Administrator         Master Servicer/Trust Administrator/Depositor/
Requires   disclosure   of  any   removal,   replacement,                     Servicer/Trustee
substitution   or  addition   of  any  master   servicer,
affiliated  servicer,  other  servicer  servicing  10% or
more of pool  assets at time of  report,  other  material
servicers or trustee.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB  disclosure  about  any  new  servicer  or  master            Servicer/Master Servicer/Depositor
servicer is also required.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External                  Depositor/Trust Administrator
                         Support
Covers  termination  of any  enhancement  in manner other
than by its terms,  the addition of an enhancement,  or a
material change in the enhancement  provided.  Applies to
external credit enhancements as well as derivatives.

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Item 6.04- Failure to Make a Required Distribution                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
      Item 6.05- Securities Act Updating Disclosure                               Depositor
If any  material  pool  characteristic  differs  by 5% or
more at the time of issuance of the  securities  from the
description in the final prospectus,  provide updated Reg
AB disclosure about the actual asset pool.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
If there are any new  servicers or  originators  required                         Depositor
to be disclosed  under  Regulation  AB as a result of the
foregoing,  provide the  information  called for in Items
1108 and 1110 respectively.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
              Item 7.01- Reg FD Disclosure                             All parties (as to themselves)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                 Item 8.01- Other Events                                          Depositor
   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
---------------------------------------------------------- --------------------------------------------------------

                                                               EXHIBIT V

                                                     FORM OF BACK-UP CERTIFICATION

         Re:      The Series  Supplement  dated as of  ___________________  and the  Standard  Terms of Pooling and  Servicing
                  Agreement dated February 1, 2007 (collectively,  the "Agreement") by and among the Depositor, the Seller(s), the Master Servicer,  the Trust Administrator,  the Special Servicer,  the Modification Oversight Agent, the
                  Trustee and the Servicers that are party to the Series Supplement.

         I, _______________________,  the ________________________ of [NAME OF COMPANY] (the "Company"),  certify to the Depositor, the
Master  Servicer,  the  Trust  Administrator,  and  their  officers,  with the  knowledge  and  intent  that  they  will rely upon this certification, that:

         (1)      I have reviewed (i) the  servicer  compliance  statement of the Company provided in accordance with  Section 13.06 of the Agreement (the  "Compliance  Statement"),  (ii) the report on assessment of the Company's  compliance  with the servicing  criteria provided in accordance with Section 13.07 of the Agreement,  (iii) the  registered public accounting firm's attestation report provided in accordance with Section 13.08 of the Agreement (the "Attestation  Report"),  and all servicing reports,  officer's  certificates and other  information  relating to the servicing of the Mortgage  Loans by the Company during 200[ ] that were delivered by the Company to the Trust Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

         (2)      Based, on my knowledge,  the Company Servicing  Information,  taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in the light of the  circumstances  under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3)      Based on my  knowledge,  all of the Company  Servicing  Information  required to be provided by the Company under the
Agreement has been provided to the Trust Administrator;

         (4)      I am responsible for reviewing the activities performed by the Company as servicer under the Agreement,  and based on my knowledge and the  compliance  review  conducted in preparing  the  Compliance  Statement and except as disclosed in the  Compliance
Statement,  the Servicing  Assessment or the Attestation  Report,  the Company has fulfilled its obligations under the Agreement in all material respects; and

         (5)      The  Compliance  Statement  required to be  delivered by the Company  pursuant to the  Agreement,  and the  Servicing
Assessment  and  Attestation  Report  required to be provided by the Company  and any  Sub-Servicer  or  Subcontractor  pursuant to the
Agreement,  have been provided to Trust  Administrator.  Any material  instances of  noncompliance  described in such reports have been disclosed to Trust  Administrator.  Any material  instance of  noncompliance  with the  Servicing  Criteria has been  disclosed in such reports.

By:____________________________________
Name:
Title

Date:

                                                               EXHIBIT W

                                                  ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.
Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services- CSFBMSC, [Name of Series Trust], Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series
       Name]-SEC REPORT PROCESSING

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York 10010

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In  accordance  with Article  XIII of the Series  Supplement  dated as of  ___________________  and the  Standard  Terms of Pooling and
Servicing  Agreement dated  February 1,  2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master
Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers that are
party  to  the  Series   Supplement,   the  undersigned,   as  [  ],  hereby  notifies  you  that  certain  events  have  come  to  our attention that [will] [may] need to be disclosed on Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                          ], phone number:
[                            ]; email address: [                       ].

                                                              [NAME OF PARTY],
                                                              as [role]

                                                              By:___________________________________________
                                                                  Name:
                                                                  Title:

                                                               EXHIBIT X

                                                              [RESERVED]

                                                               EXHIBIT Y

                                                    ADDITIONAL FORM 10-K DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-K                                         Party Responsible
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
           Item 1B: Unresolved Staff Comments                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
               Item 9B: Other Information                  Any party responsible for disclosure items on Form 8-K
Disclose any information  required to be reported on Form
8-K during the  fourth  quarter  covered by the Form 10-K
but not reported
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
    Item 15: Exhibits, Financial Statement Schedules                         Trust Administrator
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Reg AB Item 1112(b): Significant Obligors of Pool Assets
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
*This  information need only be reported on the Form 10-D
for the distribution  period in which updated information
is required pursuant to the Items.

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1117: Legal Proceedings
Any  legal  proceeding   pending  against  the  following
entities or their respective  property,  that is material
to  Certificateholders,  including any proceeding  sknown
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Issuing Entity (Trust Fund)                                 Trustee, Master Servicer, Trust Administrator and
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Sponsor (Seller)                                            Seller (if a party to the Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Trust Administrator)
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
    Reg AB Item 1119: Affiliations and Relationships
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Whether (a) the Sponsor  (Seller),  Depositor  or Issuing                    Depositor as to (a)
Entity is an affiliate of the following parties,  and (b)                 Sponsor/Seller as to (a)
to the extent known and  material,  any of the  following
parties are affiliated with one another:

---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Whether  there  are  any  "outside  the  ordinary  course                    Depositor as to (a)
business  arrangements"  other than would be  obtained in                 Sponsor/Seller as to (a)
an  arm's  length  transaction  between  (a) the  Sponsor
(Seller),  Depositor  or Issuing  Entity on the one hand,
and  (b)  any  of  the   following   parties   (or  their
affiliates)  on the other hand,  that exist  currently or
within  the past two  years  and that are  material  to a
Certificateholder's understanding of the Certificates:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
Whether  there are any specific  relationships  involving                    Depositor as to (a)
the  transaction  or the  pool  assets  between  (a)  the                 Sponsor/Seller as to (a)
Sponsor (Seller),  Depositor or Issuing Entity on the one
hand,  and (b) any of the  following  parties  (or  their
affiliates)  on the other hand,  that exist  currently or
within the past two years and that are material:
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trust Administrator                                                        Trust Administrator
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------
• Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------

                                                               EXHIBIT Z

                                                         FORM OF CERTIFICATION

                                          REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

                                          OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

                                                          [__________], 200_

         I, ____________,  hereby certify that I am the duly authorized officer of DLJ Mortgage Capital,  Inc., a Delaware  corporation
("DLJMC"),  and further certify that each of the Mortgage Loans substituted by DLJMC on  _______________,  20[___] were in violation of the terms of the Mortgages related thereto.

         Capitalized  terms used but not  defined  herein  have the  meanings  ascribed  to them in the Series  Supplement  dated as of
___________________  and the Standard Terms of Pooling and Servicing Agreement dated February 1,  2007 (collectively,  the "Agreement")
by and among the Depositor,  the Seller(s),  the Master  Servicer,  the Trust  Administrator,  the Special  Servicer,  the Modification
Oversight Agent, the Trustee and the Servicers that are party to the Series Supplement.

                                                              DLJ MORTGAGE CAPITAL, INC.

                                                              ____________________________________
                                                              Name:
                                                              Title:

                                                              SCHEDULE I

                                                        MORTGAGE LOAN SCHEDULE

                                                (As set forth in the Series Supplement)

                                                             SCHEDULE IIA

                                 Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

                  DLJMC Mortgage Capital,  Inc. ("DLJ"), in its capacity as Seller, hereby makes the representations and warranties set forth in this  Schedule IIA to the  Depositor,  the Trustee and the Trust  Administrator,  as of the Closing  Date,  or if so specified herein,  as of the Cut off Date or such other date as may be specified.  DLJMC is a corporation  duly organized,  validly  existing and in good standing under the laws of the state of its incorporation;

         (i)      DLJMC has full  corporate  power to own its  property,  to carry on its business as presently  conducted and to enter into and perform its obligations under this Agreement;

         (ii)     the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary  corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement,  nor the consummation of the transactions  herein contemplated  hereby, nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law,  governmental rule,  regulation,  judgment,  decree or order binding on DLJMC or its properties or the  certificate  of  incorporation  or by-laws of DLJMC,  except those  conflicts,  breaches or defaults which would not reasonably be expected to have a material  adverse effect on DLJMC's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (iii)    the  execution,  delivery  and  performance  by DLJMC of this  Agreement  and the  consummation  of the  transactions contemplated  hereby do not require the consent or approval of, the giving of notice to, the registration  with, or the taking of any other  action in respect of, any state,  federal or other  governmental  authority or agency,  except  those  consents, approvals,  notices,  registrations or other actions as have already been obtained,  given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

         (iv)     this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization,  execution and delivery by the  Trustee,  the Trust  Administrator,  the Master  Servicer,  the  Servicers,  the Special  Servicer,  the  Modification
         Oversight Agent and the Depositor,  constitutes a valid and binding  obligation of DLJMC enforceable  against it in accordance with its terms (subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally); and

         (v)      to the knowledge of DLJMC,  there are no actions,  litigation,  suits or  proceedings  pending or threatened  against
         DLJMC  before or by any  court,  administrative  agency,  arbitrator  or  governmental  body  (i) with  respect  to any of the transactions  contemplated  by this  Agreement  or (ii) with  respect to any other  matter  which in the  judgment of DLJMC if determined  adversely to DLJMC would  reasonably be expected to materially and adversely affect DLJMC's ability to perform its obligations under this Agreement;  and DLJMC is not in default with respect to any order of any court,  administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

                                                             SCHEDULE IIB

                              Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

                  Wells Fargo Bank, N.A. ("Wells  Fargo"),  in its capacity as Master Servicer,  hereby makes the  representations  and warranties set forth in this Schedule IIB to the Depositor,  the Trust  Administrator and the Trustee, as of the Closing Date, or if so
specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      Wells Fargo is a national  banking  association  duly formed,  validly existing and in good standing and is qualified under the laws of each  state  where  required  by  applicable  law or is  otherwise  exempt  under  applicable  law from such qualification.

         (ii)     Wells Fargo has all  requisite  organizational  power,  authority  and  capacity to enter into the  Agreement  and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming  the due  authorization  and execution of the
         Agreement by the other  parties  thereto)  constitutes a valid and legally  binding  agreement of Wells Fargo  enforceable  in
         accordance  with  its  terms,  except  as  such  enforceability  may  be  limited  by  bankruptcy,   insolvency,   moratorium,
         reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the consummation of any other transaction contemplated therein, or the  fulfillment of or compliance  with the terms of the  Agreement,  will result in the breach of, or constitute a default under,  any term or provision of the  organizational  documents of Wells Fargo or conflict with,  result in a material breach, violation or  acceleration  of or  constitute  a material  default  under,  the terms of any  indenture or other  agreement or instrument  to which  Wells  Fargo is a party  or by  which it is  bound,  or any  statute,  order,  judgment,  or  regulation applicable to Wells Fargo of any court,  regulatory body,  administrative agency or governmental body having jurisdiction over
         Wells Fargo.

         (iv)     There is no action,  suit,  proceeding or investigation  pending, or to Wells Fargo's knowledge  threatened,  against
         Wells Fargo before any court,  administrative  agency or other  tribunal (a) asserting the  invalidity of the  Agreement,  (b)
         seeking to prevent  the  consummation  of any of the  transactions  contemplated  thereby or (c) which  might  materially  and adversely  affect the  performance  by Wells  Fargo of its  obligations  under,  or the  validity  or  enforceability  of, the
         Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental  agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

                                                             SCHEDULE IIC

   Representations and Warranties of Servicer, Special Servicer and Modification Oversight Agent - Select Portfolio Servicing, Inc.

                  Select Portfolio Servicing, Inc. ("SPS"), in its capacities as Servicer,  Special Servicer and Modification Oversight
Agent,  hereby makes the  representations  and  warranties  set forth in this  Schedule IIC to the  Depositor,  the Trustee,  the Trust
Administrator  and the Master Servicer,  as of the Closing Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

         (i)      SPS is a corporation  duly formed,  validly  existing and in good standing under the laws of the  jurisdiction of its incorporation  and is qualified  under the laws of each state where  required by applicable  law or is otherwise  exempt under applicable law from such qualification.

         (ii)     SPS has all  requisite  corporate  power,  authority  and  capacity  to enter into the  Agreement  and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due  authorization and execution of the Agreement by the other parties  thereto)  constitutes a valid and legally  binding  agreement of SPS  enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy,  insolvency,  moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the consummation of any other transaction contemplated therein, or the  fulfillment of or compliance  with the terms of the  Agreement,  will result in the breach of, or constitute a default under, any term or provision of the organizational  documents of SPS or conflict with, result in a material breach,  violation or  acceleration  of or constitute a material  default under,  the terms of any indenture or other  agreement or instrument to which SPS is a party or by which it is bound, or any statute,  order,  judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

         (iv)     There is no action, suit, proceeding or investigation  pending, or to SPS's knowledge threatened,  against SPS before any court,  administrative agency or other tribunal (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the consummation  of any of the  transactions  contemplated  thereby or (c) which might  reasonably be expected to materially  and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental  agency or court is required,  under  state or federal  law prior to the  execution,  delivery  and  performance  by SPS of the  Agreement  or the consummation of the transactions contemplated by the Agreement.

         (vi)     With respect to each SPS Serviced  Mortgage Loan and to the extent SPS has serviced any of the SPS Serviced  Mortgage
         Loans prior to the date of the Agreement,  SPS has fully  furnished,  in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete  information (e.g.,  favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

                                                             SCHEDULE IID

                                  Representations and Warranties of Servicer - Wells Fargo Bank, N.A.

                  Wells Fargo Bank, N.A. ("Wells Fargo"), in its capacity as Servicer,  hereby makes the representations and warranties set forth in this Schedule IID to the Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      Wells Fargo is a national  banking  association  duly  organized  and in good  standing  under the laws of the United
         States  and is  qualified  under the laws of each  state  where  required  by  applicable  law or is  otherwise  exempt  under applicable law from such qualification.

         (ii)     Wells Fargo has all requisite corporate power,  authority and capacity to enter into the Agreement and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due  authorization and execution of the Agreement by the other parties  thereto)  constitutes a valid and legally binding  agreement of Wells Fargo  enforceable in accordance with its terms,  except as such  enforceability  may be limited by liquidation,  conservatorship  and similar laws  administered by the
         FDIC affecting the contract  obligations of insured banks, and by equitable  principles  affecting the  enforceability  of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the consummation of any other transaction contemplated therein, or the  fulfillment of or compliance  with the terms of the  Agreement,  will result in the breach of, or constitute a default under,  any term or provision of the  organizational  documents of Wells Fargo or conflict with,  result in a material breach, violation or  acceleration  of or  constitute  a material  default  under,  the terms of any  indenture or other  agreement or instrument  to which  Wells  Fargo is a party  or by  which it is  bound,  or any  statute,  order,  judgment,  or  regulation applicable to Wells Fargo of any court,  regulatory body,  administrative agency or governmental body having jurisdiction over
         Wells Fargo.

         (iv)     There is no action,  suit,  proceeding or investigation  pending, or to Wells Fargo's knowledge  threatened,  against
         Wells Fargo before any court,  administrative  agency or other  tribunal (a) asserting the  invalidity of the  Agreement,  (b)
         seeking to prevent  the  consummation  of any of the  transactions  contemplated  thereby or (c) which  might  materially  and adversely  affect the  performance  by Wells  Fargo of its  obligations  under,  or the  validity  or  enforceability  of, the
         Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental  agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

                                                             SCHEDULE IIE

                            Representations and Warranties of Servicer - GreenPoint Mortgage Funding, Inc.

                  GreenPoint,  in its capacity as Servicer,  hereby makes the representations and warranties set forth in this Schedule
IIE to the  Depositor,  the Trustee,  the Trust  Administrator  and the Master  Servicer,  as of the Closing  Date,  or if so specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      GreenPoint is a corporation duly formed,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified  under the laws of each state where  required by  applicable  law or is otherwise  exempt under applicable law from such qualification.

         (ii)     GreenPoint has all requisite  corporate power,  authority and capacity to enter into the Agreement and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due  authorization and execution of the Agreement by the other parties  thereto)  constitutes a valid and legally  binding  agreement of GreenPoint  enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy,  insolvency,  moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the consummation of any other transaction contemplated therein, or the  fulfillment of or compliance  with the terms of the  Agreement,  will result in the breach of, or constitute a default under,  any term or provision of the  organizational  documents of GreenPoint or conflict with,  result in a material  breach, violation or  acceleration  of or  constitute  a material  default  under,  the terms of any  indenture or other  agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute,  order,  judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

         (iv)     There is no action,  suit,  proceeding or investigation  pending, or to GreenPoint's  knowledge  threatened,  against
         GreenPoint  before any court,  administrative  agency or other  tribunal (a) asserting the  invalidity of the  Agreement,  (b)
         seeking  to prevent  the  consummation  of any of the  transactions  contemplated  thereby or (c) which  might  reasonably  be expected to materially  and adversely  affect the  performance  by GreenPoint  of its  obligations  under,  or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental  agency or court is required,  under state or federal law prior to the execution,  delivery and  performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

         (vi)     With respect to each GreenPoint Serviced Mortgage Loan,  GreenPoint has fully furnished,  in accordance with the Fair
         Credit Reporting Act and its implementing  regulations,  accurate and complete  information (e.g.,  favorable and unfavorable)
         on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

                                                             SCHEDULE IIF

                       Representations and Warranties of Servicer - Washington Mutual Mortgage Securities Corp.

                  WMMSC, in its capacity as a Servicer,  hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified.

         (i)      WMMSC is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified  under the laws of each state where required by applicable law or is otherwise  exempt under applicable law from such qualification.

         (ii)     WMMSC has all  requisite  corporate  power,  authority  and capacity to enter into the  Agreement  and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due  authorization and execution of the Agreement by the other parties thereto)  constitutes a valid and legally binding  agreement of WMMSC  enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy,  insolvency,  moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the consummation of any other transaction contemplated therein, or the  fulfillment of or compliance  with the terms of the  Agreement,  will result in the breach of, or constitute a default under,  any term or  provision  of the  organizational  documents  of WMMSC or  conflict  with,  result in a material  breach, violation or  acceleration  of or  constitute  a material  default  under,  the terms of any  indenture or other  agreement or instrument to which WMMSC is a party or by which it is bound, or any statute,  order,  judgment,  or regulation  applicable to
         WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

         (iv)     There is no action,  suit,  proceeding or investigation  pending, or to WMMSC's knowledge  threatened,  against WMMSC before any court,  administrative  agency or other  tribunal (a) asserting the  invalidity  of the  Agreement,  (b) seeking to prevent the  consummation of any of the transactions  contemplated  thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental  agency or court is required,  under state or federal law prior to the  execution,  delivery  and  performance  by WMMSC of the  Agreement  or the consummation of the transactions contemplated by the Agreement.

         (vi)     With  respect  to each  WMMSC  Serviced  Mortgage  Loan,  WMMSC has caused  the  related  Sub-Subservicer  to furnish information  regarding  its borrower  credit files to credit  reporting  agencies on a monthly  basis in  compliance  with the provisions of the Fair Credit Reporting Act and its implementing regulations applicable to WMMSC.

                                                             SCHEDULE III

                                       Representations and Warranties of DLJMC - Mortgage Loans

                  DLJMC, in its capacity as Seller,  hereby makes the  representations and warranties set forth in this Schedule III to the Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I hereto, except as specified herein.

                  (i)      The information  set forth in Schedule I, with respect to the Mortgage Loans, is complete,  true and correct in all material respects;

                  (ii)     No Mortgage Loan is 30 days or more  contractually  delinquent in payment and there are no material defaults under the terms of any Mortgage Loan;

                  (iii)    All taxes,  governmental  assessments,  insurance  premiums,  water, sewer and municipal charges,  leasehold payments or ground  rents which  previously  became due and owing have been paid,  or escrow funds have been established  in an amount  sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

                  (iv)     The terms of the Mortgage Note and the Mortgage have not been impaired,  waived,  altered or modified in any respect,  except by written  instruments  which have been  recorded or sent for  recording to the extent any such  recordation  is required by law,  or,  necessary to protect the  interest of the  Depositor.  No other instrument of waiver,  alteration or modification has been executed,  and no Mortgagor has been released, in whole or in part,  from the terms  thereof  except in  connection  with an  assumption  agreement  and which assumption  agreement is part of the Mortgage  File and the terms of which are reflected in Schedule IA; the substance of any such waiver,  alteration  or  modification  has been  approved by the issuer of any related
                           Mortgage  Guaranty  Insurance  Policy and title  insurance  policy,  to the extent  required  by the related policies;

                  (v)      The Mortgage  Note and the Mortgage are not subject to any right of  rescission,  set-off,  counterclaim  or defense, including,  without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage  Note or the  Mortgage,  or the exercise of any right  thereunder,  render the Mortgage Note or
                           Mortgage unenforceable,  in whole or in part, or subject to any right of rescission,  set-off,  counterclaim or defense,  including  the defense of usury,  and no such right of  rescission,  set-off,  counterclaim  or defense has been asserted with respect thereto;

                  (vi)     All  buildings or other  customarily  insured  improvements  upon the  Mortgaged  Property are insured by an insurer acceptable under the FNMA Guides,  against loss by fire, hazards of extended coverage and such other hazards as are  provided  for in the FNMA Guides or by FHLMC,  as well as all  additional  requirements  set forth in Section 4.09 of this Agreement.  All such standard hazard policies are in full force and effect and on the date of  origination  contained  a standard  mortgagee  clause  naming  DLJMC and its  successors  in interest  and assigns as loss payee and such  clause is still in effect and all  premiums  due thereon  have been paid.  If required by the Flood  Disaster  Protection  Act of 1973,  as amended,  the Mortgage  Loan is covered by a flood  insurance  policy  meeting the  requirements  of the current  guidelines  of the Federal
                           Insurance  Administration  which policy conforms to FNMA and FHLMC  requirements,  as well as all additional requirements  set forth in Section 4.09 of this Agreement.  Such policy was issued by an insurer  acceptable under FNMA or FHLMC  guidelines.  The  Mortgage  obligates  the  Mortgagor  thereunder  to maintain all such insurance at the  Mortgagor's  cost and expense,  and on the  Mortgagor's  failure to do so,  authorizes the holder  of the  Mortgage  to  maintain  such  insurance  at the  Mortgagor's  cost and  expense  and to seek reimbursement therefor from the Mortgagor;

                  (vii)    Each  Mortgage Loan at the time it was made complied in all material  respects  with all  applicable  local, state and federal  laws,  including,  without  limitation,  usury,  equal  credit  opportunity,  disclosure, recording and all applicable predatory and abusive lending laws;

                  (viii)   The  related  Mortgage  is a valid,  subsisting,  enforceable  and  perfected  first  lien on the  Mortgaged
                           Property,  including  for Mortgage  Loans that are not  Cooperative  Loans,  all  buildings on the Mortgaged
                           Property and all installations and mechanical,  electrical,  plumbing,  heating and air conditioning systems affixed to such buildings, and all additions,  alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original  principal  balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security  interest or other interest or right thereto.  Such lien is free and clear of all adverse claims,  liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of  non-delinquent  current real property taxes and assessments not yet due and payable,  (2) covenants,  conditions and  restrictions,  rights of way,  easements and other matters  of the  public  record  as of the date of  recording  which  are  acceptable  to  mortgage  lending institutions  generally and either (A) which are referred to or otherwise  considered in the appraisal  made for the  originator of the Mortgage  Loan, or (B) which do not adversely  affect the appraised  value of the
                           Mortgaged  Property  as set forth in such  appraisal,  and (3) other  matters to which like  properties  are commonly  subject  which do not  materially  interfere  with the  benefits  of the  security  intended to be provided by the Mortgage or the use,  enjoyment,  value or marketability of the related Mortgaged  Property.
                           Any security agreement,  chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan  establishes  and creates a valid,  subsisting,  enforceable  and perfected first lien and first priority security  interest on the property  described  therein,  and the Seller has the full right to sell and assign the same to the Depositor;

                  (ix)     The  Mortgage  Note and the related  Mortgage  are  original  and  genuine and each is the legal,  valid and binding  obligation of the maker thereof,  enforceable in all respects in accordance  with its terms subject to bankruptcy,  insolvency,  moratorium,  reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

                  (x)      DLJMC or its  affiliate  is the sole owner of record and holder of the  Mortgage  Loan and the  indebtedness evidenced by the Mortgage  Note.  Immediately  prior to the transfer and  assignment to the Depositor on the
                           Closing Date,  the Mortgage  Loan,  including  the Mortgage  Note and the  Mortgage,  were not subject to an assignment  or pledge,  and DLJMC had good and  marketable  title to and was the sole owner  thereof and had full right to  transfer  and sell the  Mortgage  Loan to the  Depositor  free and clear of any  encumbrance, equity, lien, pledge,  charge, claim or security interest and has the full right and authority subject to no interest or  participation  of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage  Loan,  the  Depositor  will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

                  (xi)     There are no mechanics'  or similar  liens or claims which have been filed for work,  labor or material (and no rights are  outstanding  that under law could give rise to such liens)  affecting  the related  Mortgaged
                           Property which are or may be liens prior to or equal to the lien of the related Mortgage;

                  (xii)    All  improvements  subject to the Mortgage which were  considered in determining  the appraised value of the
                           Mortgaged  Property  lie wholly  within the  boundaries  and  building  restriction  lines of the  Mortgaged
                           Property  (and  wholly  within  the  project  with  respect  to a  condominium  unit)  except for de minimis encroachments  permitted  by the FNMA Guide and which have been noted on the  appraisal  or the title policy affirmatively  insures against loss or damage by reason of any violation,  variation or encroachment adverse circumstances  which is either  disclosed  or would  have  been  disclosed  by an  accurate  survey,  and no improvements  on adjoining  properties  encroach upon the Mortgaged  Property except those which are insured against by the title insurance  policy referred to in clause (v) above or are acceptable under FNMA or FHLMC guidelines and all  improvements on the property comply with all applicable  zoning and subdivision laws and ordinances;

                  (xiii)   The Mortgaged Property is not subject to any material damage by waste, fire,  earthquake,  windstorm,  flood or other  casualty.  At  origination  of the Mortgage Loan there was, and there  currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

                  (xiv)    Each  Mortgage  Loan has been  serviced in all  material  respects in  compliance  with  accepted  servicing practices;

                  (xv)     With respect to each  Cooperative  Loan, the related  Mortgage is a valid,  enforceable and subsisting first security interest on the related  Cooperative Shares securing the related Mortgage Note, subject only to (a)
                           liens of the Cooperative Property for unpaid assessments  representing the Mortgagor's pro rata share of the
                           Cooperative Property's payments for its blanket mortgage,  current and future real property taxes, insurance premiums,  maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially  interfere with the benefits of the  security  intended to be provided by the  Security  Agreement.  There are no liens  against or security interest  in the  Cooperative  Shares  relating to each  Cooperative  Loan  (except for unpaid  maintenance, assessments  and other  amounts  owed to the  related  Cooperative  Property  which  individually  or in the aggregate  will not have a material  adverse  effect on such  Cooperative  Loan),  which have  priority over
                           DLJMC's security interest in such Cooperative Shares;

                  (xvi)    The Mortgage Loan complies with all terms,  conditions and  requirements  of the  originator's  underwriting standards in effect at the time of origination of such Mortgage Loan;

                  (xvii)   Each Mortgage Loan  constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the Code and Treasury
                           Regulations Section 1.860G-2(a)(1);

                  (xviii)  With respect to each Mortgage Loan sold by any Seller,  to the knowledge of DLJMC,  (i) no borrower obtained a prepaid  single-premium  credit  insurance  policy in connection  with the origination of a Mortgage Loan,
                           (ii) the  related  Servicer of each such Mortgage  Loan has fully  furnished,  in  accordance  with the Fair
                           Credit Reporting Act and its  implementing  regulations,  accurate and complete  information on its borrower credit files to Equifax,  Experian and Trans Union Credit Information Company, on a monthly basis;  (iii) no such  Mortgage  Loan will impose a  Prepayment  Penalty for a term in excess of five  years;  and  (iv) with respect  to any  Mortgage  Loans  that are on  manufactured  housing,  such  housing  will be the  principal residence of the borrower upon origination of such mortgage loan;

                  (xix)    DLJMC has  delivered or caused to be delivered to the Trustee or the  Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate  jurisdiction where the  Mortgaged  Property is located as determined by DLJMC (or in lieu of the original of the Mortgage or the  assignment  thereof,  a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any,  together with a certificate of receipt from DLJMC or the  settlement  agent who handled the closing of the Mortgage Loan,  certifying that such copy or copies  represent true and correct copies represent true and correct  copy(ies) of the originals) and that such original(s)  have been or are currently  submitted to be recorded  in the  appropriate  governmental  recording  office of the  jurisdiction  where the  Mortgaged
                           Property is located or a certification or receipt of the recording authority evidencing the same;

                  (xx)     The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

                  (xxi)    No  Mortgage  Loan sold by the Seller  secured by a Mortgaged  Property  located in the State of Georgia was originated  on or after  October 1, 2002 and before March 7, 2003 and no Mortgage  Loan secured by Mortgaged
                           Property  located in the State of Georgia that was originated on or after March 7, 2003 is a "high cost home loan" as defined in the Georgia Fair Lending Act (HB 1361), as amended;

                  (xxii)   With  respect  to each  Cooperative  Loan,  the  Cooperative  Shares  that is pledged  as  security  for the
                           Cooperative  Loan is held by a person as a  tenant-stockholder  (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

                  (xxiii)  None of the Mortgage  Loans sold by the Seller are  classified as (a) a "high cost  mortgage" loan under the
                           Home Ownership and Equity  Protection Act of 1994 or (b) a "high cost home,"  "covered,"  "high cost," "high risk home" or "predatory" loan under any other applicable state, federal or local law;

                  (xxiv)   With respect to each Mortgage  Loan,  (a) the  Mortgage Loan was  originated by a mortgagee  approved by the
                           Secretary of Housing and Urban  Development  pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association,  a savings bank, a commercial bank, credit union, insurance company or similar institution  which is  supervised  and  examined  by a federal  or state  authority  or (b) at  the time the
                           Mortgage Loan was  originated,  the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was  originated,  and was subject to supervision  and  examination  conducted by the applicable State authority of such State;

                  (xxv)    With respect to each Mortgage Loan that has a Prepayment  Premium feature,  each such Prepayment  Premium is enforceable  and, at the time such Mortgage  Loan was  originated,  each  Prepayment  Premium  complied with applicable federal, state and local law, subject to federal preemption where applicable;

                  (xxvi)   The related  Servicer of each Mortgage Loan sold by the Seller will fully  furnish,  in accordance  with the
                           Fair Credit  Reporting  Act and its  implementing  regulations,  accurate  and complete  information  on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

                  (xxvii)  With respect to the Conforming  Loans, the original  principal  balance of each such Mortgage Loan is within
                           Freddie Mac's dollar amount limits for conforming one- to four-family Mortgage Loans;

                  (xxviii) Each Mortgage Loan that is secured by  residential  real  property (or a leasehold  interest  therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

                  (xxix)   No Mortgage Loan sold by the Seller is a "High Cost Loan" or "Covered  Loan," as  applicable,  as such terms are defined in the then  current  Standard & Poor's  LEVELS®  Glossary  which is now  Version  5.7  Revised,
                           Appendix E, in effect as of the Closing Date; and

                  (xxx)    With respect to any Mortgage Loan originated on or after August 1,  2004,  neither the related  Mortgage nor the related  Mortgage Note requires the related  Mortgagor to submit to  arbitration  to resolve any dispute arising out of or relating in any way to the Mortgage Loan.